ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)


                                OCTOBER 31, 1997

                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                     Select
                                    Heritage
                                     Growth


                                TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Select
   Performance & Portfolio Information .....................................   4
   Management Q & A ........................................................   5
   Schedule of Investments .................................................   8
   Financial Highlights ....................................................  32
Heritage
   Performance & Portfolio Information .....................................  11
   Management Q & A ........................................................  12
   Schedule of Investments .................................................  15
   Financial Highlights ....................................................  35
Growth
   Performance & Portfolio Information .....................................  18
   Management Q & A ........................................................  19
   Schedule of Investments .................................................  22
   Financial Highlights ....................................................  38
Statements of Assets and Liabilities .......................................  25
Statements of Operations ...................................................  26
Statements of Changes in Net Assets ........................................  27
Notes to Financial Statements ..............................................  28
Independent Auditors' Report ...............................................  41
Proxy Voting Results .......................................................  42
Share Class and Retirement
Account Information ........................................................  45
Background Information
   Investment Philosophy and Policies ......................................  46
   Comparative Indices .....................................................  46
   Investment Team Leaders .................................................  46
Glossary ...................................................................  47

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We' ve organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
--------------------------------------------------------------------------------
       BENHAM               AMERICAN CENTURY         TWENTIETH CENTURY (reg.tm)
    GROUP (reg.tm)               GROUP                     GROUP
--------------------------------------------------------------------------------
  MONEY MARKET FUNDS       ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS       BALANCED FUNDS         INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS      SPECIALTY FUNDS
--------------------------------------------------------------------------------
                                                          Select
                                                         Heritage
                                                          Growth

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation.

Benham Group is a registered mark of Benham Management Corporation.

                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* The U.S. stock market produced strong gains during the period, with the S&P 500 returning 32.10% for the year ended October 31, 1997. The S&P MidCap

* Large companies performed well in the first half of the year, but investor sentiment shifted to small- and mid-cap companies in the second half.

* Low interest rates, a strong dollar and low inflation were among the factors driving market performance.


SELECT

* Select's Investor Class posted a 27.89% return for the fiscal year ended October 31, 1997. Select matched the S&P 500 through October 31, 1997, but lagged the index in late 1996 when profit-taking and the market's move to defensive stocks hurt some of Select's technology holdings.

 * Fund performance benefited from substantial holdings in pharmaceutical and energy companies, but was mildly dampened by the somewhat slower earnings of several technology companies.

* Holdings in energy companies were decreased and positions in insurance companies were increased.


HERITAGE

* Heritage's Investor Class posted a 29.56% return for the fiscal year ended October 31, 1997. It produced a modest 4.8% return for the first half of the year, but nearly quintupled that return in the latter half.

* The fund's investments in smaller-cap companies proved to be a benefit in the third quarter, when investors turned to more aggressive companies that reported strong second-quarter profits.

* Performance also was boosted by holdings in several computer and computer services companies that performed well.

* Shareholders approved a proposal to allow fund managers to invest more of the fund's assets in non-dividend paying companies, leading to an increase in these stocks.


GROWTH

* Growth's Investor Class posted a 27.85% return for the fiscal year ending October 31, 1997. The fund's 21.61% gain for the second half of the fiscal year outpaced the S&P 500's 15.14% return in the same timeframe.

* Returns were lifted by the fund's substantial weighting in the technology sector, and its investments in pharmaceutical and insurance companies also contributed to performance.

* The average size of the companies in Growth's portfolio remained significantly higher than it was 18 months ago.

                                    SELECT

                               INVESTOR CLASS(1)

TOTAL RETURNS:                                AS OF 10/31/97
     6 Months                                          15.26%(2)
     1 Year                                            27.89%

NET ASSETS:                                      $4.8 billion

     (AS OF 10/31/97)

INCEPTION DATE:                                      6/30/71(3)

TICKER SYMBOL:                                         TWCIX


                                   HERITAGE

                               INVESTOR CLASS(1)

TOTAL RETURNS:                                AS OF 10/31/97
     6 Months                                          23.63%(2)
     1 Year                                            29.56%

NET ASSETS:                                      $1.3 billion

     (AS OF 10/31/97)

INCEPTION DATE:                                     11/10/87

TICKER SYMBOL:                                        TWHIX

                                    GROWTH

                               INVESTOR CLASS(1)

TOTAL RETURNS:                                AS OF 10/31/97
     6 Months                                          21.61%(2)
     1 Year                                            27.85%

NET ASSETS:                                                       $5.1 billion

     (AS OF 10/31/97)

INCEPTION DATE:                                                     6/30/71(3)

TICKER SYMBOL:                                                           TWCGX

(1) See Share Classes, page 45.

(2) Not annualized.

(3) This inception date corresponds with the management company's implementation of its current investment practices.

Many of the investment terms in this report are defined in the Glossary on page 47.

ANNUAL REPORT                                     REPORT HIGHLIGHTS     1


                              OUR MESSAGE TO YOU

             [James E. Stowers, Jr. and James E. Stowers III photo]

    The stock market's bull run continued in 1997, although there were a few stumbles. In April, markets dipped following the Federal Reserve Board's decision to raise short-term interest rates. In August, several widely-held companies announced earnings disappointments and, in October, currency devaluations in southeast Asia rumbled through markets worldwide. The U.S. market rebounded after each period of turbulence, as the underlying strength of the economy supported a continued advance in stock prices. Despite fallout from Asian markets, there are many reasons to believe strong stock performance will continue. Fundamental indicators of the U.S. economy's health remain solid, providing an environment for companies to build earnings while surrendering a smaller percentage of their gains to inflation.

    In 1998, American Century will enter its 40th year, a landmark few mutual fund companies can claim. During the 1990s, we have broadened our range of investment choices dramatically. Today, American Century offers nearly 70 funds, enabling us to meet a wide array of investor objectives.

    The  company's   tradition  of  creating  new  opportunities  for  investors continued in July, when we announced that J.P. Morgan had agreed to become a significant minority shareholder in American Century. For more than 150 years, J.P. Morgan has served institutions, governments and individuals with complex financial needs. Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. This proposed business partnership will allow us to expand and enhance the investment tools and services we provide investors.

    Another issue we began to address in 1997 was year 2000 compatibility. Many of the world's computer systems are at risk because they cannot distinguish the year 2000 from the year 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. We expect our computer systems to be fully in compliance on this issue by the end of 1998.

    These are interesting times to be in the mutual fund industry, whether as an investor or a CEO. Some analysts see inflation on the horizon. Others see deflation, as global competition forces prices downward. Meanwhile, investors enjoy new choices when investing for retirement, including the expanded opportunities provided by the Taxpayer Relief Act of 1997. Whatever your needs or outlook, we hope you will give us an opportunity to help you reach your financial goals.

Sincerely,


/s/James E. Stowers, Jr.
James E. Stowers, Jr.
CHAIRMAN OF THE BOARD AND FOUNDER

/s/James E. Stowers III
James E. Stowers III
CHIEF EXECUTIVE OFFICER


2     OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

U.S. STOCK MARKET PERFORMANCE
Growth of $1.00 of $1.00 for the year ended October 31, 1997

[line graph - data below]
              S&P 500     S&P 400    Russell 2000

Oct 31, 96      1          1            1
Nov 30, 96      1.07      1.06        1.04
Dec 31, 96      1.06      1.06        1.07
Jan 31, 97      1.12      1.1         1.09
Feb 28, 97      1.13      1.09        1.06
Mar 31, 97      1.08      1.04        1.01
Apr 30, 97      1.15      1.07        1.02
May 31, 97      1.21      1.16        1.13
Jun 30, 97      1.27      1.2         1.18
Jul 31, 97      1.37      1.31        1.23
Aug 31, 97      1.29      1.31        1.26
Sep 30, 97      1.37      1.39        1.35
Oct 31, 97      1.32      1.33        1.29

Value on 10/31/97

S&P 500 $1.32

S&P MidCap 400 $1.33

Russell 200 $1.29

Comparative One-Year Returns for the year ended October 31, 1997

      S&P 500                                           32.10%

      S&P MidCap 400                                    32.67%

      Russell 2000                                      29.33%

      SOURCE: LIPPER ANALYTICAL SERVICES, INC.


THE YEAR IN REVIEW

    On October 31, 1997, the U.S. economic expansion completed its eightieth month, making it the third longest since World War II. A 106-month-long period of sustained economic growth in the 1960s is the record holder, followed by a 92-month spell in the 1980s. What differentiates the recent expansion from earlier ones is low inflation, with an average annual rate of just over 2% during the decade and just 1.8% for the 10 months of 1997. Wage pressure, a key component of inflation, has yet to materialize despite the lowest unemployment rates since the early 1970s. U.S. corporations have used restructurings and technological advances to increase productivity more rapidly than the demand for labor. In the absence of inflationary pressure, interest rates have remained low, reducing corporate borrowing costs. As a result, profit margins are at their highest levels since 1969 and the economy has benefited greatly. It grew at a torrid annual pace of 4.9% in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained strong, at annual rates of 3.3% each quarter.

THE MARKETS

    The stock market reflected this period of economic growth, with all sectors showing robust returns. The chart above captures the market's climb during the year ended October 31, 1997. Although the indices had a strong showing, the ride was not smooth, with levels of volatility and volumes of shares traded setting records in August and October. Whereas the S&P 500 was far ahead of the other indices at April 30, 1997, the gap had closed six months later.

    A handful of large, multinational stocks continued their two-year dominance of the market until August, when Coca-Cola and Gillette announced earnings disappointments. Other large companies followed with similar announcements, leading to an abrupt halt in the market's relentless upward march and the outperformance of large stocks. The S&P 500 Index was down 5.8% for the month of August.

    Stock prices resumed their move up in September; however, the gains of small- and mid-cap stocks exceeded those of large caps. October saw another reversal as the market reacted to news of currency devaluations across southeast Asia. Those devaluations sent market indices plummeting in such emerging markets as Thailand, Malaysia and Singapore. U.S. investors started paying attention when the panic selling reached Hong Kong and European markets. The S&P 500 dropped 3.45% in October, the S&P MidCap 400 dropped 4.35% and the Russell 2000 fell 4.39% amid fears that the sell-off overseas would translate into reduced corporate profits for U.S. multinational companies in 1998.

    The relative outperformance of medium- and small-cap stocks later in the year resulted from several factors. These companies' profits are not as dependent on foreign trade as the profits of larger companies; small companies were not tainted by the earnings disappointments that hurt the large-cap sector over the summer and small-cap prices had reached very attractive levels relative to earnings, positioning them for a strong rebound.

ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                                    SELECT

 TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                             AVERAGE ANNUAL RETURNS
           6 MONTHS   1 YEAR    3 YEARS    5 YEARS    10 YEARS      LIFE OF FUND

--------------------------------------------------------------------------------

 INVESTOR CLASS (inception 6/30/71)(2)

Select .... 15.26%    27.89%     20.77%    14.79%      13.64%          16.99%

S&P 500 ... 15.14%    32.10%     27.45%    19.82%      17.13%          12.97%

--------------------------------------------------------------------------------

 ADVISOR CLASS (inception 8/8/97)

Select .............................................................. -2.57%

S&P 500 ............................................................. -1.61%

--------------------------------------------------------------------------------

 INSTITUTIONAL CLASS (inception 3/13/97)

Select    15.38% .................................................... 18.93%

S&P 500   15.14% .................................................... 17.40%

----------
(1) RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2) THIS INCEPTION DATE CORRESPONDS WITH THE MANAGEMENT COMPANY'S IMPLEMENTATION OF ITS CURRENT INVESTMENT PHILOSOPHY AND PRACTICES.


See pages 45, 46 and 47 for more information about share classes, the comparative indices and returns.


[mountain chart - data below]

VALUE ON 10/31/97:
    $352,088    SELECT INVESTORS
    $211,523    S&P 500 INDEX

DATE    ACCT VALUE     RETURN     ACCT VALUE     RETURN

                    SELECT              S&P 500
Oct 31, 77    10000        -       10000
Oct 31, 78    13593      0.3593    10629    0.0629
Oct 31, 79    17947      0.7947    12256    0.2256
Oct 31, 80    32409      2.2409    16192    0.6192
Oct 31, 81    33947      2.3947    16281    0.6281
Oct 31, 82    43276      3.3276    18939    0.8939
Oct 31, 83    63356      5.3356    24220    1.422
Oct 31, 84    57483      4.7483    25746    1.5746
Oct 31, 85    69534      5.9534    30726    2.0726
Oct 31, 86    94658      8.4658    40911    3.0911
Oct 31, 87    97946      8.7946    43506    3.3506
Oct 31, 88    105114     9.5114    49960    3.996
Oct 31, 89    139379    12.9379    63084    5.3084
Oct 31, 90    136542    12.6542    58342    4.8342
Oct 31, 91    173489    16.3489    77886    6.7886
Oct 31, 92    176554    16.6554    85621    7.5621
Oct 31, 93    215766    20.5766    98366    8.8366
Oct 31, 94    199863    18.9863    102173    9.2173
Oct 31, 95    229882    21.9882    129103    11.9103
Oct 31, 96    275299    26.5299    160123    15.0123
Oct 31, 97    352088    34.2088    211523    20.1523

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Select's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.


PORTFOLIO AT A GLANCE

                                               10/31/97       10/31/96

Number of Companies                               86             77

Median Price/Earnings Ratio                       24.4          24.6

Portfolio Turnover
                                                  94%           105%

Expense Ratio (for Investor Class)              1.00%          1.00%


4       SELECT                                 AMERICAN CENTURY INVESTMENTS


                                    SELECT

MANAGEMENT Q&A

    An interview with Jean Ledford, portfolio manager on the Select investment team. Note: all fund returns referenced in this interview are for investor class shares.

How did Select perform?

    For the year ended October 31, 1997, Select performed well, returning 27.89%..The fund continued to benefit from a bull market in which investors favored the stocks of larger companies. These companies have prospered in the face of low interest rates, a strong dollar and low inflation.

    The S&P 500's total return for the year ended October 31, 1997, was 32.10%. Select's underperformance versus the S&P 500 occurred in late 1996. As explained in the April 30, 1997, semiannual report, Select held several large-cap technology and retail stocks that suffered price declines in the wake of 1996 year-end profit taking. The fund's calendar year-to-date 25.05% return (as of October 31, 1997) closely tracked the S&P 500's 25.11% gain over the same period.

What sectors or individual stocks helped boost the fund's returns during the period?

    Some of the fund's best-performing stocks were in the pharmaceutical and energy industries. Select held substantial weightings in drug manufacturers (more than 12% of fund assets at the end of the period) that included Eli Lilly & Co., Warner-Lambert Co. and Pfizer, Inc. All three companies reaped significant benefits from the release or announcement of new products. Eli Lilly's margins continued to rise from sales of Zyprexa, a schizophrenia medication that was approved in late 1996 and racked up sales of $200 million during the first half of 1997 alone. Lilly also expects to benefit from a new osteoporosis drug that is currently awaiting FDA approval. Warner-Lambert's profits were similarly lifted by the sales of Rezulin, a

[SELECT BAR CHART - data below]

SELECT'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended October 31)

          SELECT         S&P 500
10/88      7.31%          14.83%
10/89     32.59%          26.27%
10/90     -2.03%          -7.52%
10/91     27.05%          33.50%
10/92      1.76%           9.93%
10/93     22.20%          14.89%
10/94     -7.37%           3.87%
10/95     15.02%          26.36%
10/96     19.76%          24.03%
10/97     27.89%          32.10%

This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. The fund's total returns include operating expenses, while the S&P 500's returns do not. See page 46 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Investor Class.

ANNUAL REPORT                                                SELECT      5


                                    SELECT

product for treating diabetes, and Lipitor, a cholesterol-reducing medication that the company is co-promoting with Pfizer. Sales of the two drugs are expected to total more than $1 billion by the end of 1997.

    In the energy sector, the fund's holdings in energy services stocks totaled 6.3% at the end of the period. Stocks that added to performance include Falcon Drilling, BJ Services Company and Diamond Offshore Drilling. The energy services industry and these leading companies continued to benefit from the growing global demand for oil and gas, as well as advances in offshore drilling technology that have reduced the cost of drilling and made exploration more profitable.

What stocks were disappointing in 1997?

    We purchased the stock of Silicon Graphics (SGI) in the second quarter, when the company was demonstrating healthy earnings and revenues. Production bottlenecks had created a backlog of demand for its product in the U.S. and sales were robust. In addition, SGI was enjoying better-than-expected sales in Europe. This unexpected demand abroad led the company to release overly-optimistic estimates for its third-quarter earnings. Meanwhile, the company's server business, which had contributed greatly to growth in the preceding quarters, slowed significantly during the summer months. In October, SGI announced that third-quarter earnings would be far below the optimistic estimates previously announced, and as a result, the stock's price declined substantially.

    Our holdings in Corning, Inc., a manufacturer of optical fibers, also had a negative effect on the fund's performance. Corning has enjoyed consistently strong growth over the last five years and its pricing power has been exceptionally good. Its long-running success is due in part to its flexibility in stepping up production to meet increased demand. Rapid growth continued to heighten demand and Corning's customers, fearing a future shortage, began to double- and triple-order. This resulted in an inventory build-up, and when demand slowed and Corning's customers delayed orders, the company was left with excess inventory.

What changes did you make to the portfolio since the semiannual report?

    Although we did not make any major shifts from one industry or sector to another, we did shift weightings within several sectors. For example, we reduced the fund's holdings in oil and gas companies by more than half as earnings in this sector slowed. On the buy side, we increased holdings in insurance companies from 1.7% of assets to 4.4% because we expect these stocks to continue to perform well in the current benign interest rate environment.

TOP TEN HOLDINGS                               % of fund investments

                                              As of             As of
                                             10/31/97          4/30/97

General Electric Co. (U.S.)                    3.5%              3.7%

Tyco International, Ltd.                       3.2%              3.3%

Eli Lilly & Co.                                2.7%              2.0%

Microsoft Corp.                                2.5%              2.9%

Procter & Gamble Co. (The)                     2.4%              3.1%

Coca-Cola Company (The)                        2.2%              2.4%

American International Group, Inc.             2.1%                --

Warner-Lambert Co.                             1.9%              1.7%

Textron Inc.                                   1.8%              2.0%

Bristol-Myers Squibb Co.                       1.8%              1.6%



TOP FIVE INDUSTRIES                            % of fund investments

                                                As of             As of
                                               10/31/97          4/30/97

Pharmaceuticals                                 12.4%             13.7%

Diversified Companies                            8.9%             11.6%

Energy (Services)                                6.3%              5.5%

Food & Beverage                                  5.9%              5.1%

Computer Software & Services                     5.5%              6.8%


6         SELECT                                    AMERICAN CENTURY INVESTMENTS


                                    SELECT

What is your outlook for the fund?

    We believe Select will continue to benefit from changes we have made in how the fund is managed. In 1995, investors approved a change that allows the management team to invest up to 20% of the fund's assets in companies that do not pay a dividend. The vote enabled the fund to participate in the dramatic growth demonstrated by companies such as Microsoft Corp., which was the best-performing stock in the portfolio during 1997, and Compaq Computer Corp., another very good performer. These companies represent a significant percentage of the S&P 500 and helped fuel its recent strong performance.

    In addition, we believe that our heightened emphasis on research will continue to enhance returns. We are allocating more resources to researching the companies we buy and the business environments in which they operate, which gives us greater insight into what drives their success and whether their growth rates are sustainable. Finally, we have attempted to reduce risk by diversifying Select's assets more broadly across industries and sectors. We believe this will add a measure of additional stability to returns in times of increased market volatility.

Were there any changes to Select's management team?

    Yes. Chuck Duboc, a member of the Select management team since 1994, left in September to pursue other business interests. However, the fund remains in the capable hands of a team of investment professionals with a combined 35 years of investment experience. Each analyst on the Select team specializes in several industries or sectors and, together, we work to develop a firm consensus regarding the stocks we want in the portfolio. The fund's performance this year indicates that our team approach has been successful.

ANNUAL REPORT                                                SELECT      7


                            SCHEDULE OF INVESTMENTS

                                    SELECT

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE-3.2%

                   725,000  Boeing Co.                        $      34,709

                 1,510,000  Textron Inc.                             87,297

                   425,000  United Technologies Corp.                29,750
                                                              ---------------

                                                                    151,756
                                                              ---------------

BANKING-4.9%

                 1,350,000  Bank of New York Co., Inc. (The)         63,534

                   740,000  BankAmerica Corp.                        52,910

                   475,000  Chase Manhattan Corp.                    54,803

                   529,000  Citicorp                                 66,158
                                                              ---------------
                                                                    237,405
                                                              ---------------

BROADCASTING & MEDIA-1.4%

                 1,150,000  Time Warner Inc.                        66,341
                                                              ---------------

CHEMICALS & RESINS-1.4%

                   800,000  du Pont (E.I.) de Nemours & Co.         45,500

                   730,000  Morton International, Inc.              24,090
                                                              ---------------
                                                                    69,590
                                                              ---------------
 COMMUNICATIONS EQUIPMENT-2.0%

                   525,000  Ericsson (L.M.) Telephone Co. ADR       23,264

                   425,200  Lucent Technologies Inc.                35,052

                   385,000  Motorola, Inc.                          23,774

                   175,000  Northern Telecom Ltd.                   15,695
                                                             ---------------
                                                                    97,785
                                                             ---------------

COMMUNICATIONS SERVICES-4.1%

                 1,080,000  AT&T Corp.                             52,853

                   155,000  Bell Atlantic Corp.                    12,381

                   670,000  BellSouth Corp.                        31,699

                   610,000  SBC Communications Inc.                38,811

                 1,895,000  Worldcom, Inc.(1)                      63,660
                                                              ---------------

                                                                  199,404
                                                              ---------------

COMPUTER PERIPHERALS-1.7%

                   985,000  Cisco Systems Inc.(1)                  80,801
                                                              ---------------

COMPUTER SOFTWARE & SERVICES-5.5%

                 1,020,000  Autodesk, Inc.                        37,676

                   950,000  BMC Software, Inc.(1)                 57,238



    Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------


                   215,000  Computer Sciences Corp.(1)       $    15,252

                   930,000  Microsoft Corp.(1)                   120,842

                   870,000  Oracle Systems Corp.(1)               31,130
                                                              ---------------
                                                                 262,138
                                                              ---------------

COMPUTER SYSTEMS-4.8%

                 1,265,500  Compaq Computer Corp.(1)              80,676

                 1,208,000  Hewlett-Packard Co.                   74,519

                   650,000  International Business
                               Machines Corp.                     63,741

                   656,500  Silicon Graphics, Inc.(1)              9,642
                                                              ---------------
                                                                 228,578
                                                              ---------------

CONSUMER PRODUCTS-4.6%

                   700,000  Clorox Company                        49,000

                   675,000  Gillette Company                      60,117

                 1,675,000  Procter & Gamble Co. (The)           113,900
                                                              ---------------
                                                                 223,017
                                                              ---------------

DIVERSIFIED COMPANIES-8.9%

                 2,620,000  General Electric Co. (U.S.)            169,154

                   700,000  Honeywell Inc.                          47,644

                 4,042,600  Tyco International Ltd.                152,608

                 1,105,100  Unilever N.V.                           58,984
                                                           -------------------

                                                                   428,390
                                                           -------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-2.9%

                 1,060,000  Intel Corp.                             81,653

                   540,000  Texas Instruments Inc.                  57,611
                                                           -------------------

                                                                   139,264
                                                           -------------------

ENERGY (PRODUCTION & MARKETING)-3.2%

                   585,000  Coastal Corp. (The)                     35,173

                 1,500,000  Royal Dutch Petroleum Co.               78,938

                   340,000  Total-Cie Franc Des ORD                 37,600
                                                           -------------------

                                                                   151,711
                                                           -------------------

ENERGY (SERVICES)-6.3%

                   950,000  BJ Services Co.(1)                      80,512

                 1,000,000  Diamond Offshore Drilling, Inc.         62,250

                 1,092,800  Falcon Drilling Co. Inc.(1)             39,751

                   850,000  Halliburton Co.                         50,681

                   780,000  Schlumberger Ltd.                       68,250
                                                           -------------------

                                                                   301,444
                                                           -------------------


SEE NOTES TO FINANCIAL STATEMENTS

8     SELECT                                 AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                    SELECT

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES-5.4%

                  320,000  American Express Credit Corp.    $ 24,960

                 1,270,000  Federal Home Loan
                              Mortgage Corporation            48,101

                 1,500,000  Federal National
                              Mortgage Association            72,656

                   325,000  SLM Holding Corp.                 45,622

                   955,000  Travelers Group, Inc.             66,850
                                                       ------------------

                                                             258,189
                                                       ------------------

FOOD & BEVERAGE-5.9%

                 1,850,000  Coca-Cola Company (The)          104,525

                 1,129,800  ConAgra, Inc.                     34,035

                   525,000  Heinz (H.J.) Co.                  24,379

                   446,000  Hershey Foods Corp.               24,642

                 1,925,000  PepsiCo, Inc.                     70,864

                   520,000  Sara Lee Corp.                    26,585
                                                      -------------------

                                                             285,030
                                                      -------------------

HEALTHCARE-1.6%

                   700,000  Baxter International, Inc.        32,375

                   600,000  Cardinal Health, Inc.             44,550
                                                      -------------------

                                                              76,925
                                                      -------------------

INSURANCE-4.4%

                   360,000  Aetna Life and Casualty Co.       25,583

                   775,000  Allstate Corp.                    64,276

                   975,000  American International
                              Group, Inc.                     99,511

                   500,000  UNUM Corp.                        24,375
                                                        -------------------

                                                             213,745
                                                        -------------------

LEISURE-2.2%

                1,050,000  Carnival Corp. Cl A                50,925

                  650,000  Disney (Walt) Co.                  53,463
                                                        -------------------

                                                             104,388
                                                        -------------------

MACHINERY & EQUIPMENT-0.6%

                   550,000  Deere & Co.                       28,944
                                                        -------------------

MEDICAL EQUIPMENT & SUPPLIES-1.1%

                 1,200,000  Medtronic, Inc.                   52,200
                                                        -------------------

OFFICE EQUIPMENT & SUPPLIES-0.6%

                   375,000  Xerox Corp.                       29,742
                                                        --------------------


Shares                         ($ in Thousands)               Value
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS-1.5%

                  800,000  Fort James Corporation    $     31,750

                  400,000  Kimberly-Clark Corp.            20,775

                  310,000  Mead Corp. (The)                18,755
                                                    ------------------

                                                           71,280
                                                    ------------------

PHARMACEUTICALS-12.4%

                1,025,000  Abbott Laboratories             62,845

                  990,000  Bristol-Myers Squibb Co.        86,873

                1,100,000  Johnson & Johnson               63,113

                1,950,000  Lilly (Eli) & Co.              130,406

                  970,000  Merck & Co., Inc.               86,572

                1,100,000  Pfizer, Inc.                    77,825

                  625,000  Warner-Lambert Co.              89,492
                                                    ------------------

                                                          597,126
                                                    ------------------

RESTAURANTS-0.4%

                  400,000  McDonald's Corp.                17,925
                                                    ------------------
RETAIL (APPAREL)-0.7%

                1,212,000  TJX Companies,
                            Inc. (The)                     35,905
                                                    ------------------

RETAIL (FOOD & DRUG)-0.4%

                  525,000  SYSCO Corp.                     21,000
                                                    ------------------

RETAIL (GENERAL MERCHANDISE)-2.8%

                  520,000  Dayton Hudson Corp.            32,663

                  625,000  Nordstrom, Inc.                38,203

                1,840,000  Wal-Mart Stores, Inc.          64,630
                                                   -------------------

                                                         135,496
                                                   -------------------

RETAIL (SPECIALTY)-0.9%

                  787,500  Home Depot, Inc.               43,805
                                                   -------------------

TOBACCO-0.7%

                  805,000  Philip Morris
                            Companies Inc.                31,898
                                                  --------------------



TOTAL COMMON STOCKS-96.5%                              4,641,222
                                                  --------------------
   (Cost $3,511,740)


SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                                SELECT      9


                            SCHEDULE OF INVESTMENTS

                                    SELECT

OCTOBER 31, 1997

Principal Amount             ($ in Thousands)                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS

       $35,000 par value FHLMC Discount Notes,
              5.47%, 11/5/97(2)                              $     34,989

       $25,000 par value FNMA Discount Notes,
              5.48%, 11/12/97(2)                                   24,966

      Repurchase Agreement, BA Security
              Services, Inc., (U.S. Treasury obligations),
              in a joint trading account at 5.65%,
              dated 10/31/97, due 11/3/97
              (Delivery value $7,704)                               7,700

       Repurchase Agreement, J.P. Morgan
              Securities, Inc., (U.S. Treasury obligations),
              in a joint trading account at 5.66%,
              dated 10/31/97, due 11/3/97
              (Delivery value $101,248)                           101,200
                                                            ---------------

TOTAL
TEMPORARY
CASH INVESTMENTS--3.5%                                            168,855
                                                           ----------------

   (Cost $168,837)

TOTAL INVESTMENT SECURITIES--100.0%                         $   4,810,077
                                                          =================
   (Cost $3,680,577)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)

      Contract             Settlement                         Unrealized
      to Sell                 Date            Value              Loss
--------------------------------------------------------------------------------
176,820,400   FRF           11/28/97        $30,597             (160)
                                       ==============     =================

(Value on Settlement Date $30,757)



NOTES TO SCHEDULE OF INVESTMENTS

ADR = AMERICAN DEPOSITARY RECEIPT

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

FRF = FRENCH FRANC

ORD = FOREIGN ORDINARY SHARE

(1) NON-INCOME PRODUCING.

(2) RATE DISCLOSED IS THE YIELD TO MATURITY AT PURCHASE.

SEE NOTES TO FINANCIAL STATEMENTS

10     SELECT                                 AMERICAN CENTURY INVESTMENTS


                                   HERITAGE

 TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                             AVERAGE ANNUAL RETURNS

                  6 MONTHS     1 YEAR      3 YEARS     5 YEARS      LIFE OF FUND

--------------------------------------------------------------------------------

INVESTOR CLASS (inception 11/10/87)

Heritage ........ 23.63%      29.56%       20.09%       17.10%          16.90%

S&P MidCap 400 .. 24.13%      32.67%       23.57%       18.61%       19.91%(2)

--------------------------------------------------------------------------------

ADVISOR CLASS (inception 7/11/97)

Heritage .............................................................  4.36%

S&P MidCap 400 .......................................................  1.02%(3)

--------------------------------------------------------------------------------

 INSTITUTIONAL CLASS (inception 6/16/97)

Heritage .............................................................  9.34%

S&P MidCap 400 ....................................................... 10.98%(4)

----------
(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2) RETURN FROM 11/30/87 (THE DATE NEAREST TO THE CLASS'S INCEPTION DATE FOR WHICH DATA ARE AVAILABLE) TO 10/31/97.

(3) RETURN FROM 7/31/97 (THE DATE NEAREST TO THE CLASS'S INCEPTION DATE FOR WHICH DATA ARE AVAILABLE) TO 10/31/97.

(4) RETURN FROM 6/30/97 (THE DATE NEAREST TO THE CLASS'S INCEPTION DATE FOR WHICH DATA ARE AVAILABLE) TO 10/31/97.

See pages 45, 46 and 47 for more information about share classes, comparative indices and returns.


[mountain chart - data below]

  VALUE ON 10/31/97:
      $48,041    HERITAGE INVESTORS
      $53,156    S & P 500 INDEX
      $60,520    S & P 400 INDEX

  DATE       ACCT VALUE  RETURN  ACCT VALUE RETURN  ACCT VALUE RETURN
              HERITAGE INVESTORS  S & P 500 INDEX    S & P 400 INDEX

  Nov 30, 87    10000              10000              10000
  Oct 31, 88    12730    0.273     12555    0.2555    12765    0.2765
  Oct 31, 89    16888    0.6888    15853    0.5853    16672    0.6672
  Oct 31, 90    14925    0.4925    14662    0.4662    14439    0.4439
  Oct 31, 91    19889    0.9889    19573    0.9573    23600    1.36
  Oct 31, 92    21808    1.1808    21517    1.1517    25776    1.5776
  Oct 31, 93    28057    1.8057    24720    1.472     31326    2.1326
  Oct 31, 94    27739    1.7739    25676    1.5676    32071    2.2071
  Oct 31, 95    33575    2.3575    32444    2.2444    38874    2.8874
  Oct 31, 96    37081    2.7081    40239    3.0239    45619    3.5619
  Oct 31, 97    48041    3.8041    53156    4.3156    60520    5.052

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graph begins on 11/30/87, the date closest to the fund's inception date for which index data are available.

The line representing Heritage's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE

                                               10/31/97          10/31/96

Number of Companies                               93                92

Median Price/Earnings Ratio                      22.5              21.4

Portfolio Turnover                                69%              122%

Expense Ratio                                    1.00%             0.99%

ANNUAL REPORT                                              HERITAGE       11


                                   HERITAGE

MANAGEMENT Q&A

    An interview with Nancy Prial, a portfolio manager on the Heritage investment team. Note: all fund returns referenced in this interview are for investor class shares.

How did Heritage perform?

    Heritage posted a 29.56% total return for the year ended October 31, 1997, the fund's highest annual return for a fiscal year since 1991. The fund's return slightly trailed the 32.67% return of its benchmark, the S&P MidCap 400.

    The fund posted a modest 4.80% return for the first half of the fiscal year, but nearly quintupled that return in the latter half. Its weighting in small-cap companies proved to be a benefit when investors turned to smaller, more aggressive companies that reported strong second quarter profits. Performance was further boosted by the fund's significant stake in several computer software and computer services companies that performed particularly well in the third quarter.

What stocks added most to returns during the period?

    The fund's top performers were also its largest holdings at the end of October. These companies included Nokia Corp., Conseco, Inc. and Tosco Corp., all of which are leading companies in industries that demonstrated strong growth during the year.

    Nokia is the worldwide leader in cellular phone sales and wireless data devices. The company's stock benefited from robust industry growth that was driven by increasing consumer demand for cellular products and services. Nokia was successful in gaining market share in both handset and wireless phone network sales, and its profit margins have risen steadily over the last year.

[HERITAGE BAR CHART - data below]

HERITAGE'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended October 31)

          HERITAGE       S&P MIDCAP 400
10/88     27.30%              27.65%
10/89     32.65%              30.61%
10/90    -11.62%             -13.40%
10/91     33.25%              63.45%
10/92      9.65%               9.22%
10/93     28.64%              21.53%
10/94     -1.13%               2.38%
10/95     21.04%              21.21%
10/96     10.44%              17.35%
10/97     29.56%              32.67%


This chart illustrates the fund's returns since its inception and compares them with the index's returns. Heritage's total returns include operating expenses, while the S&P MidCap 400's returns do not. See page 46 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1)  Investor Class.

(2) Returns from 11/30/87 (the date nearest to the fund's inception date for which data are available) to 10/31/88.


12    HERITAGE                               AMERICAN CENTURY INVESTMENTS


                                   HERITAGE

    Another good performer was Conseco, a holding company that acquires and operates life insurance companies. Since mid-1996, the company has established itself as the largest U.S. provider of long-term healthcare coverage through its acquisition of several insurance companies. In September, Conseco purchased Colonial Penn Life, a move that heightens the company's presence in the senior marketplace and expands its distribution network. This stock was very inexpensive when we bought it, relative both to the market and to its peers, and its growth during the period enhanced returns.

    Tosco, a large refiner/wholesaler and retail marketer of petroleum products, enjoyed robust gains due to consumer demand for oil and gas. In addition to reaping those industry-wide benefits, this well-managed company has been aggressively acquiring oil-refining and marketing companies and has nearly doubled in size during the last year. We expect Tosco to continue displaying a healthy rate of growth and performance due to such factors as rising energy consumption, the use of more cost-effective drilling technology and continued consolidation within the industry.

Which stocks negatively affected the fund's performance?

    Fila Holdings, an Italian sportswear retailer, has continued to be somewhat disappointing. This company and the athletic footwear business in general have suffered as consumer preferences in casual footwear have shifted away from basketball shoes to the workboot-style footwear that the industry calls "brown shoes." We held onto the stock because, despite Fila's difficulties in the U.S., it is still doing well internationally. The company currently is restructuring its U.S. operations, which we anticipate will offer a measure of stability in the short-term, and it has announced plans to introduce new products here in 1998. We believe that these two factors will result in accelerated domestic sales and solid growth going forward.

    Eagle Hardware & Garden was also a weak performer during the period. Eagle operates a successful chain of building supply/home improvement stores that cater primarily to the do-it-yourself market. Its stores, which are located in the northwestern United States, are typically larger and carry a broader product line than those of its competitors. The company has grown rapidly, opening an average of six new stores each year since it began operations in 1990. However, Eagle's sales currently lag those of its primary competition, Home Depot, largely because its stores are located in less populous communities than the metropolitan areas favored by Home Depot. We are comfortable with the company's plan to fill out its existing territories and expand into California in 1998, which we believe will boost its future earnings and revenues.


TOP TEN HOLDINGS                                 % of fund investments

                                                As of             As of
                                               10/31/97          4/30/97

Tosco Corp.                                    2.6%               2.5%

Washington Mutual, Inc.                        2.4%               2.5%

Sun Company, Inc.                              2.2%                  -

AmeriSource Health Corp.                       2.1%                  -

Ahmanson (H.F.) & Co.                          2.1%               0.9%

SCI Systems, Inc.                              2.0%               1.7%

HBO & Co.                                      2.0%               1.7%

Nokia Corp. CI A ADR                           2.0%               2.9%

Autodesk, Inc.                                 1.8%                  -

Bay Networks, Inc.                             1.8%                  -



TOP FIVE INDUSTRIES                             % of fund investments

                                                As of             As of
                                               10/31//97         4/30/97

Computer Software & Services                  16.0%                9.3%

Energy (Production & Marketing)               10.8%                8.6%

Computer Peripherals                           7.5%                5.3%

Electrical & Electronic
Components                                     6.8%                6.4%

Business Services & Supplies                   4.5%                4.9%


ANNUAL REPORT                                               HERITAGE     13


                                   HERITAGE

What changes did you make to the portfolio since the semiannual report?

    A significant change occurred in the third quarter, after shareholders approved increasing the portion of the fund that can be invested in stocks that do not pay a dividend to 40% from 20%. Many rapidly-growing mid-cap companies do not pay dividends because they need to plow their earnings back into their businesses to continue growing in a competitive environment. The new guidelines give us a much broader selection of stocks to choose from. As a result, about 28% of the fund's assets are currently invested in non-dividend paying stocks, up from 20% at the end of the previous period. We believe this shift provides more horsepower to the fund without significantly increasing its volatility.


Were there any changes to heritage's management team?

    Kevin Lewis, who has helped manage the fund since 1995, accepted another assignment within American Century in June, but the team has not decreased in size. We added a seasoned analyst, Michael Orndorff, who joined American Century in 1994. Orndorff previously managed financial research for the company's international growth funds.





14    HERITAGE                               AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                   HERITAGE

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS

AEROSPACE & DEFENSE-1.6%

                   415,000  AAR CORP.                            $    14,862

                   100,000  Precision Castparts Corp.                  5,881
                                                               -----------------
                                                                      20,743
                                                               -----------------
AGRICULTURE-1.0%

                   360,000  DEKALB Genetics Corp.                     12,915
                                                               -----------------
AUTOMOBILES & AUTO PARTS-1.1%

                   505,000  Wabash National Corp.                     15,087
                                                               -----------------
BANKING-5.8%

                   460,000  Ahmanson (H.F.) & Co.                    27,140

                   590,000  North Fork
                             Bancorporation, Inc.                    17,368

                   465,000  Washington Mutual, Inc.                  31,809
                                                               -----------------
                                                                     76,317
                                                               -----------------
BIOTECHNOLOGY-0.8%

                   220,000  Agouron Pharmaceuticals, Inc.(1)         10,024
                                                              ------------------
BUILDING & HOME IMPROVEMENTS-2.7%

                   930,000  Apogee Enterprises, Inc.                 22,029

                   479,100  Interface, Inc.                          13,774
                                                              ------------------
                                                                     35,803
                                                              ------------------
BUSINESS SERVICES & SUPPLIES-4.5%

                   200,000  National Computer Systems, Inc.          7,525

                   570,000  Norrell Corp.                           16,601

                 1,025,000  Reynolds & Reynolds Co.                 17,553

                   530,000  SITEL Corp.(1)                           4,704

                   450,000  Valassis Communications, Inc.(1)        13,275
                                                             -------------------
                                                                    59,658
                                                             -------------------
COMMUNICATIONS EQUIPMENT-3.4%

                   220,000  ADC Telecommunications, Inc.(1)          7,301

                   300,000  Nokia Corp. Cl A ADR                    26,475

                   385,000  Premisys Communications, Inc.(1)        10,467
                                                             -------------------
                                                                    44,243
                                                             -------------------
COMPUTER PERIPHERALS-7.5%

                   750,000  Bay Networks, Inc.(1)                    23,719

                   603,000  BMC Industries, Inc.                     19,409

                   640,000  Network General Corp.(1)                 12,920


Shares                         ($ in Thousands)                Value
--------------------------------------------------------------------------------
                   615,000  SCI Systems, Inc.(1)               $     27,060

                   540,000  Telxon Corp.(1)                          13,922

                    65,800  Zero Corp.                                1,768
                                                             -------------------
                                                                     98,798
                                                             -------------------
COMPUTER SOFTWARE & SERVICES-15.9%

                   200,000  Analysts International Corp.              9,000

                   650,000  Autodesk, Inc.                           24,009

                   565,000  BDM International Inc.(1)                12,465

                   275,000  Cap Gemini N.V. ORD                       8,540

                   870,000  Cerner Corp.(1)                          21,043

                   450,000  Comdisco, Inc.                           14,203

                   460,000  Getronics N.V. ORD                       15,135

                   620,000  HBO & Co.                                26,931

                   400,000  Henry (Jack) & Associates, Inc.          10,250

                   540,000  InaCom Corp.(1)(2)                       16,639

                   350,000  Lernout & Hauspie
                              Speech Products N.V.(1)                17,063

                 1,250,000  MicroProse, Inc.(1)                       8,203

                   348,300  Netscape Communications Corp.(1)         11,439

                   492,500  Technology Solutions Co.(1)              15,452
                                                              ------------------
                                                                    210,372
                                                              ------------------

CONSUMER PRODUCTS-1.5%

                   299,300  Fila Holding S.p.A. ADR                   7,520

                   512,000  Herbalife International, Inc.            12,768
                                                             -------------------
                                                                     20,288
                                                             -------------------

CONTROL & MEASUREMENT-1.4%

                   320,000  Tektronix, Inc.                          18,920
                                                             -------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-6.7%

                   460,000  AVX Technology                           12,995

                   132,100  C&D Technologies, Inc.                    5,812

                   290,000  Cohu, Inc.                               10,857

                   306,500  Kuhlman Corp.                            10,689

                   319,579  LSI Logic Corp.(1)                        6,971

                   800,000  Methode Electronics, Inc.                15,700

                   400,000  Oak Technology, Inc.(1)                   3,863

                   407,200  Pioneer
                             Standard Electronics, Inc.               6,744

                   170,000  Raychem Corp.                            15,396
                                                              ------------------
                                                                     89,027
                                                              ------------------

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                              HERITAGE     15


                            SCHEDULE OF INVESTMENTS

                                   HERITAGE

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)-10.8%

                   300,000  Camco International, Inc.         $     21,675

                   800,000  Lomak Petroleum, Inc.                   14,850

                   495,000  Newpark Resources, Inc.(1)              20,543

                   300,000  Pennzoil Co.                            22,200

                   715,000  Sun Company, Inc.                       28,644

                 1,045,000  Tosco Corp.                             34,485
                                                              ------------------
                                                                   142,397
                                                              ------------------

FINANCIAL SERVICES-1.3%

                   300,000  State Street Boston Corp.              16,725
                                                              ------------------

FOOD & BEVERAGE-3.0%

                   231,000  Canandaigua Brands, Inc. Cl A(1)      11,507

                   440,000  Earthgrains Company                   18,095

                   330,000  International Multifoods Corp.         9,735
                                                              ------------------
                                                                  39,337
                                                              ------------------

INSURANCE-0.9%

                   200,000  Conseco Inc.                          8,725

                   150,000  PAULA Financial(1)                    3,769
                                                              ------------------
                                                                 12,494
                                                              ------------------
LEISURE-2.5%

                   143,000  Anchor Gaming(1)                     11,226

                   590,000  International Game Technology        15,082

                   250,000  WMS Industries Inc.(1)                6,078
                                                              ------------------
                                                                 32,386
                                                              ------------------
MACHINERY & EQUIPMENT-3.1%

                   305,000  Cincinnati Milacron Inc.             8,463

                   449,200  DT Industries, Inc.                 13,364

                   450,000  General Scanning Inc.(1)            11,616

                   155,000  Kennametal Inc.                      7,518
                                                              ------------------
                                                                40,961
                                                              ------------------
MEDICAL EQUIPMENT & SUPPLIES-3.1%

                   290,000  Advanced Technology
                              Laboratories, Inc.(1)             12,361

                   475,000  AmeriSource Health Corp.(1)         28,203
                                                              ------------------
                                                                40,564
                                                              ------------------
METALS & MINING-1.9%

                   560,000  General Cable Corp.                 18,130

                   210,000  Getchell Gold Corp.(1)               7,560
                                                              ------------------
                                                                25,690
                                                              ------------------

Shares                                              ($ in Thousands) Value
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES-0.9%

                   425,000  IKON Office Solutions Inc.       $  12,033
                                                             -------------------
PERSONAL SERVICES-0.8%

                   425,000  Loewen Group Inc.                   10,519
                                                             -------------------

PHARMACEUTICALS-3.9%

                   325,000  ALPHARMA INC.                        7,170

                    18,283  ALPHARMA INC. Rights(1)                103

                   875,000  Mylan Laboratories                  19,195

                   500,000  Omnicare, Inc.                      13,906

                   225,000  Teva Pharmaceutical
                               Industries Ltd. ADR              10,512
                                                           ---------------------
                                                                50,886
                                                           ---------------------

RESTAURANTS-0.7%

                   500,000  Bob Evans Farms, Inc.                9,438
                                                           -------------------

RETAIL (APPAREL)-2.9%

                   405,000  American Eagle
                              Outfitters, Inc.(1)              11,796

                   120,000  Gucci Group N.V.                    4,365

                   435,000  Liz Claiborne, Inc.                22,049
                                                           ---------------------
                                                               38,210
                                                           ---------------------
RETAIL (SPECIALTY)-2.2%

                   620,000  Eagle Hardware
                              & Garden, Inc.(1)               10,559

                 1,025,000  Food Lion, Inc. Cl A               8,008

                   774,700  Heilig-Meyers Co.                 10,362
                                                           ---------------------

                                                              28,929
                                                           ---------------------

TEXTILES & APPAREL-1.0%

                   391,400  Kellwood Co.                      13,528
                                                           ---------------------

TRANSPORTATION-2.1%

                   365,000  Budget Group Inc.(1)              12,775

                   410,000  Expeditors International
                               of Washington, Inc.            14,939
                                                          ---------------------

                                                              27,714
                                                          ---------------------



TOTAL COMMON STOCKS & RIGHTS-95.0%                          1,254,006
                                                          ---------------------

   (Cost $982,154)

PREFERRED STOCKS-0.8%

COMPUTER SOFTWARE & SERVICES

                   275,000  Vanstar Financing Trust
                               (Acquired 9/27/96
                               through 6/17/97)(3)            11,000
                                                          ---------------------
   (Cost $12,949)


SEE NOTES TO FINANCIAL STATEMENTS

16   HERITAGE                               AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                   HERITAGE

OCTOBER 31, 1997

Principal Amount            ($ in Thousands)                      Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS

COMPUTER PERIPHERALS-0.5%

                $7,000,000  C-Cube Microsystems, Inc.,
                              5.875%, 11/1/05           $      6,873
                                                        ------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-0.6%

                 7,500,000  VLSI Technology, Inc.,
                              8.25%, 10/1/05                   7,584
                                                        ------------------------
MEDICAL EQUIPMENT & SUPPLIES-0.8%

                10,000,000  Heartport, Inc., 7.25%,
                    5/1/04 (Acquired 4/15/97,
                    Cost $10,000)(3)                          10,613
                                                        ------------------------
TOTAL CONVERTIBLE BONDS-1.9%                                  25,070
                                                        ------------------------
(Cost $25,890)

TEMPORARY CASH INVESTMENTS

       $8,500 par value FHLB Discount Note,
              5.50%, 11/3/97(4)                               8,500

       Repurchase Agreement, Merrill Lynch
               & Co., Inc.,
              (U.S. Treasury obligations),
              in a joint
              trading account at 5.60%,
              dated 10/31/97, due 11/3/97
              (Delivery value $21,610)                       21,600
                                                        ------------------------

TOTAL TEMPORARY
CASH INVESTMENTS-2.3%                                        30,100
                                                        ------------------------
  (Cost $30,097)

TOTAL INVESTMENT SECURITIES--100.0%                       $1,320,176
                                                       =========================
   (Cost $1,051,090)

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                              ($ in Thousands)
Contract            Settlement                               Unrealized
to Sell               Date               Value                  Loss
--------------------------------------------------------------------------------
37,408,000  NLG      11/28/97           $19,229                $(48)
                                    =============            ==========
(Value on Settlement Date $19,277)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = AMERICAN DEPOSITARY RECEIPT

FHLB = FEDERAL HOME LOAN BANK

ORD = FOREIGN ORDINARY SHARE

NLG = NETHERLANDS GUILDER

(1)   Non-income producing.

(2) Affiliated company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the investment company act of 1940. (see note 5 in notes to financial statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended october 31, 1997.)

(3) Security was purchased under rule 144a of the securities act of 1933 and, unless registered under the act or exempted from registration, may only be sold to qualified institutional investors. the aggregate value of restricted securities at october 31, 1997, was $21,613, which represented 1.6% of net assets.

(4)   Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements

ANNUAL REPORT                                              HERITAGE       17


                                    GROWTH

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                                                      AVERAGE ANNUAL RETURNS

        6 MONTHS     1 YEAR      3 YEARS     5 YEARS    10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------
INVESTOR CLASS (inception 6/30/71)(2)

Growth .... 21.61%     27.85%       19.15%     13.50%      15.34%        18.49%

S&P 500 ... 15.14%     32.10%       27.45%     19.82%      17.13%        12.97%
--------------------------------------------------------------------------------
ADVISOR CLASS (inception 6/4/97)
Growth ................................................................. 14.29%

S&P 500 ................................................................  9.81%
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (inception 6/16/97)
Growth .................................................................  8.27%

S&P 500 ................................................................  3.20%

----------
(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2)  THIS   INCEPTION   DATE   CORRESPONDS   WITH   THE   MANAGEMENT   COMPANY'S
     IMPLEMENTATION OF ITS CURRENT INVESTMENT PHILOSOPHY AND PRACTICES.

See pages 45, 46 and 47 for more information about share classes, the comparative indices and returns.


[mountain chart - data below]

VALUE ON 10/31/97:

GROWTH $429,552

S&P 500 $211,523

DATE        ACCT VALUE    RETURN   ACCT VALUE    RETURN
               GROWTH                  S & P 500
  Oct 31, 77    10000        -       10000        -
  Oct 31, 78    13901      0.3901    10629    0.0629
  Oct 31, 79    21871      1.1871    12256    0.2256
  Oct 31, 80    45222      3.5222    16192    0.6192
  Oct 31, 81    50086      4.0086    16281    0.6281
  Oct 31, 82    48691      3.8691    18939    0.8939
  Oct 31, 83    65694      5.5694    24220    1.422
  Oct 31, 84    58074      4.8074    25746    1.5746
  Oct 31, 85    67745      5.7745    30726    2.0726
  Oct 31, 86    94234      8.4234    40911    3.0911
  Oct 31, 87    103020      9.302    43506    3.3506
  Oct 31, 88    106300       9.63    49960    3.996
  Oct 31, 89    151736    14.1736    63084    5.3084
  Oct 31, 90    133946    12.3946    58342    4.8342
  Oct 31, 91    215176    20.5176    77886    6.7886
  Oct 31, 92    228021    21.8021    85621    7.5621
  Oct 31, 93    247365    23.7365    98366    8.8366
  Oct 31, 94    253933    24.3933    102173   9.2173
  Oct 31, 95    310584    30.0584    129103  11.9103
  Oct 31, 96    335984    32.5984    160123  15.0123
  Oct 31, 97    429552    41.9552    211523  20.1523

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

PORTFOLIO AT A GLANCE

                                               10/31/97          10/31/96

Number of Companies                               65                64

Median Price/Earnings Ratio                      25.7%             25.9

Portfolio Turnover                                75%              122%

Expense Ratio                                    1.00%             1.00%


18     GROWTH                                 AMERICAN CENTURY INVESTMENTS


                                    GROWTH

MANAGEMENT Q&A

    An interview with John Sykora, portfolio manager on the Growth investment team. Note: All fund returns referenced in this interview are for Investor Class shares.

HOW DID GROWTH PERFORM?

    For the year ended October 31, 1997, Growth performed well in absolute terms, returning 27.85%. This is the fund's highest annual return for a fiscal year since 1991. The fund benefited from the bull market's continued run and investors' preference for the stocks of larger companies, which prospered in an environment of low interest rates, low inflation and a strong dollar.

    In comparative terms, Growth's performance trailed that of its benchmark, the S&P 500, which posted a 32.10% gain for the 12-month period. However, the fund's 27.33% calendar year-to-date return (as of October 31, 1997) outpaced the S&P 500's gain of 25.11% for the same period. The fund's underperformance for the fiscal year occured in the last two months of calendar year 1996, when investors became concerned that interest rates would rise and that the economy would slow. The stocks of many faster-growing firms suffered as investors sold shares that had performed strongly and retreated to more defensive positions. Many holdings that hurt fund returns in late 1996 have strongly outperformed the market this year, affirming our commitment to stocks with strong earnings growth.

    Several other factors contributed significantly to the fund's solid performance during 1997. Over the course of the last 18 months, we reduced the number of holdings in the portfolio from more than 100 to approximately 60, and we have added more investment analysts to the management team. These additional resources have enabled us to expand the depth and breadth of research performed on each company whose stock we hold. By concentrating on fewer companies, we can better understand what drives

[GROWTH BAR CHART - data below]

GROWTH'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended October 31)

          GROWTH         S&P 500
10/88      3.18%         14.83%
10/89     42.74%         26.27%
10/90    -11.72%         -7.52%
10/91     60.64%         33.50%
10/92      5.96%          9.93%
10/93      8.48%         14.89%
10/94      2.66%          3.87%
10/95     22.31%         26.36%
10/96      8.18%         24.03%
10/97     27.85%         32.10%

This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. Growth's total returns include operating expenses, while the S&P 500's returns do not. See page 46 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Investor Class.


ANNUAL REPORT                                                GROWTH    19


                                    GROWTH

their performance and feel comfortable taking larger positions in companies we think have strong future prospects. The fund's portfolio remains well-diversified, and we believe these more concentrated positions will improve performance.

What stocks added most to returns during the period?

    The fund's substantial stake in technology helped performance greatly. Although the technology sector was volatile, many companies enjoyed robust growth as corporations and consumers continued to demand computer equipment. In addition to the second-half gains provided by Newbridge Networks and Tellabs Inc., which also were two of the fund's strongest performers in the first half of the fiscal year, returns were boosted by the fund's stakes in Compaq Computer Corp. and Compuware Corp. Compaq recently implemented a new built-to-order framework that will improve profitability by reducing the company's inventory cycle. Compuware's successful introduction of new client-server tools boosted its stock.

    Drug manufacturer Eli Lilly and insurance giant Allstate Corp. were also two of the fund's top performers this year. New product releases, including a cholesterol-reducing drug and a medication for treating schizophrenia, helped lift Lilly's profits nearly 30% in the third quarter alone. Allstate's stock has continued to perform well, attributable in part to a share buy-back program and the implementation of a sophisticated claims processing system that has helped the company increase efficiency and trim its ratio of paid claims to premiums.

What stocks disappointed you?

    Two of the fund's worst performers were punished by the market for their failure to meet earnings expectations. In each case, the problems were company specific. Oxford Health Plans is a rapidly-growing managed-care company that we purchased in early 1997. We were impressed with Oxford's rapid growth, which was driven by its ability to effectively control health care costs and strong enrollment in its insured healthcare plans. That changed abruptly in the third quarter. Oxford developed serious internal control problems when it attempted to implement a new billing and bookkeeping information system. The company's unexpected announcement of poor third-quarter earnings unfortunately coincided with the market's October correction, and its share price dropped significantly.

    The stock of Boston Scientific, a manufacturer and marketer of medical equipment, also fell about 15% when the company announced poor earnings. The shortfall resulted from a slowdown in orders and disappointing sales in foreign markets, which contribute nearly half of the company's revenue.

TOP TEN HOLDINGS                                  % of fund investments

                                                As of             As of
                                               10/31/97          4/30/97

Eli Lilly & Co.                                 4.5%              3.9%

Compuware Corp.                                 4.3%              3.4%

Newbridge Networks Corp.                        4.2%              3.1%

Conseco Inc.                                    3.5%              3.8%

Allstate Corp.                                  3.5%              3.1%

Worldcom Inc.                                   3.3%              2.6%

Tyco International Ltd.                         3.1%              0.2%

Xerox Corp.                                     3.0%              2.2%

Compaq Computer Corp.                           3.0%              2.2%

Bristol-Myers Squibb Co.                        2.8%                 -



TOP FIVE INDUSTRIES                              % of fund investments

                                                As of             As of
                                               10/31/97          4/30/97

Insurance                                       9.6%            9.6%

Computer Software & Services                    9.1%           10.7%

Pharmaceuticals                                 8.5%            9.2%

Communications Services                         8.4%            3.5%

Communications Equipment                        8.2%           12.4%


20         GROWTH                                AMERICAN CENTURY INVESTMENTS


                                    GROWTH

What other significant changes did you make to the portfolio since the semiannual report?

    The fund's weighting in telecommunications stocks decreased. We saw slowing growth among companies that provide equipment while growth accelerated among those that provide services. We reduced the fund's holdings in telecommunications equipment providers from 10% of the portfolio at the end of April to about 4% at October 31. We more than doubled our position in service providers over the same period.

    Other meaningful changes included an increase in the fund's weighting in consumer staples and media stocks, due to healthy growth in both those areas. We maintained meaningful positions in financial and pharmaceutical companies because they continue to meet our criteria for accelerating earnings and revenues.

Were there changes to Growth's management team?

    Portfolio manager Kim Goodwin joined the Growth team in October. Kim brings ten years of investment experience, most recently as portfolio manager on Putnam Investments' mid-cap Vista fund and large-cap U.S. Growth fund. As part of our effort to deepen our research efforts, we have also recently welcomed investment analysts Ken Crawford and Greg Woodhams to the Growth team. Ken has been an investment analyst on the Select investment team since 1995. Greg previously was director of equity research at Texas Commerce Bank.

What is your outlook for the fund?

    In addition to benefits provided by these management changes, we expect Growth's performance to continue to be helped by our concerted effort to increase the fund's holdings in larger-cap companies across a more diverse range of sectors and industries.

ANNUAL REPORT                                                GROWTH      21


                            SCHEDULE OF INVESTMENTS

                                    GROWTH

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS

AGRICULTURE-0.4%

                   200,000  Pioneer Hi-Bred
                             International, Inc.          $     18,325
                                                          ----------------------

BANKING-7.0%

                 2,299,960  Banc One Corp.                      119,885

                   150,000  Chase Manhattan Corp.                17,306

                   700,000  Citicorp                             87,544

                 1,500,000  First Union Corp.                    73,594

                 1,700,000  Norwest Corp.                        54,506
                                                              ------------------
                                                                352,835
                                                              ------------------


BROADCASTING & MEDIA-0.5%

                   400,000  Grupo Televisa S.A. GDR(1)           12,400

                   500,000  Westinghouse Electric Corp.          13,219
                                                              ------------------
                                                                 25,619
                                                              ------------------
BUSINESS SERVICES & SUPPLIES-2.0%

                 1,200,000  Ceridian Corp.(1)                    46,875

                 1,415,600  U.S. Filter Corp.(1)                 56,801
                                                              ------------------
                                                                103,676
                                                              ------------------


CHEMICALS & RESINS-0.8%

                   500,000  Potash Corp. of
                              Saskatchewan Inc.                  40,969
                                                              ------------------

COMMUNICATIONS EQUIPMENT-8.2%

                 1,600,000  Ericsson (L.M.)
                              Telephone Co. ADR                  70,900

                   700,000  Lucent Technologies Inc.             57,706

                 3,975,000  Newbridge Networks Corp.(1)         210,675

                   852,000  Nokia Corp. Cl A ADR                 75,189
                                                             -------------------
                                                                414,470
                                                             -------------------
COMMUNICATIONS SERVICES-8.4%

                 2,400,000  Airtouch Communications,
                              Inc.(1)                           92,700

                   800,000  Bell Atlantic Corp.                 63,900

                 1,600,000  SBC Communications Inc.            101,800

                 4,882,500  Worldcom, Inc.(1)                  164,021
                                                            --------------------
                                                               422,421
                                                            --------------------

COMPUTER PERIPHERALS-2.1%

                   800,000  3Com Corp.(1)                       33,175

                   900,000  Cisco Systems Inc.(1)               73,828
                                                            --------------------
                                                               107,003
                                                            --------------------

Shares                      ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-9.1%

                 3,300,000  Compuware Corp.(1)               $  217,800

                 1,900,000  Concord EFS, Inc.(1)                 56,406

                   850,000  First Data Corp.                     24,703

                   400,000  Microsoft Corp.(1)                   51,975

                 1,575,000  Oracle Systems Corp.(1)              56,356

                 2,150,000  SunGard Data Systems Inc.(1)         50,794
                                                            --------------------
                                                                458,034
                                                            --------------------

COMPUTER SYSTEMS-6.1%

                 2,350,000  Compaq Computer Corp.(1)            149,813

                 1,375,000  Digital Equipment Corp.(1)           68,836

                   900,000  International Business
                              Machines Corp.                     88,256
                                                             -----------------

                                                                306,905
                                                             -----------------

CONSUMER PRODUCTS-5.4%

                 2,000,000  Avon Products, Inc.                 131,000

                   825,000  Gillette Company                     73,477

                 1,000,000  Procter & Gamble Co. (The)           68,000
                                                             -----------------

                                                                272,477
                                                             -----------------

DIVERSIFIED COMPANIES-4.9%

                 1,400,000  General Electric Co. (U.S.)          90,387

                 4,147,724  Tyco International Ltd.             156,577
                                                             -------------------
                                                                246,964
                                                             -------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-5.7%

                   500,000  Intel Corp.                          38,516

                 1,150,000  Microchip Technology
                              Inc.(1)                            45,641

                 1,200,000  Siemens AG ORD                       73,745

                 1,201,000  Texas Instruments Inc.              128,131
                                                             -------------------
                                                                286,033
                                                             -------------------

ENERGY (PRODUCTION & MARKETING)-1.6%

                   200,000  Amoco Corp.                          18,338

                   403,314  British Petroleum
                             Co. plc ADR                         35,390

                   350,000  Chevron Corp.                        29,028
                                                             -------------------
                                                                 82,756
                                                             -------------------

ENERGY (SERVICES)-0.3%

                   200,000  Schlumberger Ltd.                    17,500
                                                             -------------------

SEE NOTES TO FINANCIAL STATEMENTS

22     GROWTH                                 AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                    GROWTH

OCTOBER 31, 1997



    Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES-4.3%

                 2,200,000  Federal National
                              Mortgage Association              $     106,563

                 1,550,000  Travelers Group, Inc.                     108,500
                                                                ----------------
                                                                      215,063
                                                                ----------------

HEALTHCARE-0.6%

                   675,000  Oxford Health Plans, Inc.(1)               17,445

                   278,700  United HealthCare Corp.                    12,907
                                                                ----------------
                                                                       30,352
                                                                ----------------

INSURANCE-9.6%

                   875,000  Ace, Ltd.                                 81,320

                 2,100,000  Allstate Corp.                           174,169

                   525,000  American International
                             Group, Inc.                              53,583

                 4,063,000  Conseco Inc.                             177,248
                                                                ----------------
                                                                     486,320
                                                                ----------------

MACHINERY & EQUIPMENT-2.0%

                   600,000  Applied Materials, Inc.(1)                 20,006

                 1,000,000  Sandvik AB Cl A ORD(1)                     30,242

                   950,000  Sundstrand Corp.                           51,656
                                                                 ---------------
                                                                      101,904
                                                                 ---------------

MEDICAL EQUIPMENT & SUPPLIES-0.5%

                   450,000  Guidant Corp.                              25,875
                                                                  --------------

OFFICE EQUIPMENT & SUPPLIES-3.0%

                 1,900,000  Xerox Corp.                               150,694
                                                                  --------------

PHARMACEUTICALS-8.5%

                 1,600,000  Bristol-Myers Squibb Co.                  140,400

                 3,400,000  Lilly (Eli) & Co.                         227,375

                   600,000  Merck & Co., Inc.                          53,550

                   200,000  SmithKline Beecham plc ADR                  9,525
                                                                  -------------
                                                                      430,850
                                                                  --------------

RETAIL (FOOD & DRUG)-1.5%

                 1,200,000  CVS Corp.                                 73,575
                                                                  --------------

RETAIL (SPECIALTY)-4.0%

                 3,000,000  CompUSA Inc.(1)                           98,250

                 1,875,000  Home Depot, Inc.                         104,297
                                                                  --------------
                                                                     202,547
                                                                  --------------

Shares/Principal Amount          ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TOBACCO-1.5%

                 1,850,000  Philip Morris Companies Inc.            $  73,306
                                                                  --------------


TOTAL COMMON STOCKS-98.0%                                           4,946,473
                                                                  --------------
   (Cost $3,426,062)

PREFERRED STOCKS-0.3%

PRINTING & PUBLISHING

                   900,000  News Corp. Ltd. ADR                        15,975
                                                                  --------------
   (Cost $16,362)


TEMPORARY CASH INVESTMENTS

                  $50,000 par value FHLMC Discount Notes,
                    5.42%, 11/6/97(2)                                  49,977

                  Repurchase Agreement, BA Security
                    Services, Inc., (U.S. Treasury obligations),
                    in a joint trading account at 5.65%,
                    dated 10/31/97, due 11/3/97
                    (Delivery value $34,316)                           34,300
                                                                  --------------

TOTAL
TEMPORARY
CASH INVESTMENTS-1.7%                                                  84,277
                                                                  --------------
   (Cost $84,262)

TOTAL INVESTMENT SECURITIES-100.0%                                $ 5,046,725
                                                                 ===============

   (Cost $3,526,686)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)
Contract          Settlement                                     Unrealized
to Sell              Date                      Value                Loss
--------------------------------------------------------------------------------
110,160,240  DEM   11/28/97                 $  63,895             $(501)

461,541,549  SEK   11/28/97                    61,541              (192)
                                          ----------------     --------------
                                             $125,436             $(693)
                                          ================     ==============

(Value on Settlement Date $126,129)

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                                GROWTH     23


                            SCHEDULE OF INVESTMENTS

                                    GROWTH

NOTES TO SCHEDULE OF INVESTMENTS

ADR = AMERICAN DEPOSITARY RECEIPT

DEM = GERMAN MARK

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

GDR = GLOBAL DEPOSITARY RECEIPT

ORD = FOREIGN ORDINARY SHARE

SEK = SWEDISH KRONA

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.

SEE NOTES TO FINANCIAL STATEMENTS


24    GROWTH                                 AMERICAN CENTURY INVESTMENTS

                     STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

                                                  SELECT          HERITAGE        GROWTH

ASSETS                                                         (In Thousands)

Investment securities, at value (identified
cost of $3,680,577, $1,051,090 and
$3,526,686, respectively)
(Note 3 and Note 5) .......................  $    4,810,077  $    1,320,176  $    5,046,725

Cash ......................................           1,350           1,407           3,279

Receivable for investments
sold ......................................          68,031          14,368          92,893

Dividends
and interest
receivable ................................           4,260           1,188           3,460
                                             --------------  --------------  --------------
                                                  4,883,718       1,337,139       5,146,357
                                             --------------  --------------  --------------

LIABILITIES

Disbursements in excess of
demand deposit cash .......................           3,721             891           3,429

Payable for forward foreign
currency exchange contracts ...............             160              48             693

Payable for investments
purchased .................................          91,017          13,233          13,652

Payable for capital shares
redeemed ..................................           2,387             270           8,844

Accrued management
fees (Note 2) .............................           4,222           1,182           4,591
                                             --------------  --------------  --------------
                                                    101,507          15,624          31,209
                                             --------------  --------------  --------------
Net Assets ................................  $    4,782,211  $    1,321,515  $    5,115,148
                                             ==============  ==============  ==============

NET ASSETS CONSIST OF:

Capital (par value
and paid in surplus) ......................  $    2,854,365  $      805,620  $    2,846,261

Undistributed net
investment income .........................          18,942           6,439            --

Accumulated undistributed
net realized gain on
investments and foreign
currency transactions .....................         779,591         240,419         749,514

Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies (Note 3) ............       1,129,313         269,037       1,519,373
                                             --------------  --------------  --------------
                                             $    4,782,211  $    1,321,515  $    5,115,148
                                             ==============  ==============  ==============

Investor Class, $0.01 Par Value
($ and shares in full)

Net assets ................................  $4,769,436,954  $1,321,266,212  $5,112,776,795

Shares outstanding ........................      98,986,946      88,901,091     183,512,538

Net asset value
per share .................................  $        48.18  $        14.86  $        27.86

Advisor Class, $0.01 Par Value
($ and shares in full)

Net assets ................................  $    1,288,660  $      119,646  $    2,200,224

Shares
outstanding ...............................          26,759           8,055          79,038

Net asset
value per share ...........................  $        48.16  $        14.85  $        27.84

Institutional Class, $0.01 Par Value
($ and shares in full)

Net assets ................................  $   11,485,686  $      129,109  $      170,672

Shares
outstanding ...............................         238,088           8,680           6,122

Net asset
value per share ...........................  $        48.24  $        14.87  $        27.88

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                   STATEMENTS OF ASSETS AND LIABILITIES     25

                           STATEMENTS OF OPERATIONS

YEAR ENDED OCTOBER 31,
1997

                                            SELECT       HERITAGE      GROWTH
INVESTMENT INCOME                                     (In Thousands)

Income:
Dividends (net of foreign
taxes withheld of $946, $163,
and $648, respectively) ..............  $    53,832   $     9,647   $    41,246

Interest .............................        5,796         2,943         8,269
                                        -----------   -----------   -----------
                                             59,628        12,590        49,515
                                        -----------   -----------   -----------

Expenses (Note 2):

Management fees ......................       44,667        11,960        48,473

Distribution fees and
Shareholder service
fees-Advisor Class ...................            1          --               1

Directors' fees and
expenses .............................           44            11            47
                                        -----------   -----------   -----------
                                             44,712        11,971        48,521
                                        -----------   -----------   -----------

Net investment income ................       14,916           619           994
                                        -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)

Net realized gain (loss) on:

Investments ..........................      782,992       242,672       763,422

Foreign currency
transactions .........................        6,514         5,977        (3,683)
                                        -----------   -----------   -----------
                                            789,506       248,649       759,739
                                        -----------   -----------   -----------

Change in net unrealized
appreciation on:

Investments ..........................      270,602        52,463       400,694

Translation of assets and
liabilities in
foreign currencies ...................         (536)         (190)         (666)
                                        -----------   -----------   -----------
                                            270,066        52,273       400,028
                                        -----------   -----------   -----------

Net realized and unrealized
gain on investments ..................    1,059,572       300,922     1,159,767
                                        -----------   -----------   -----------

Net Increase
in Net Assets
Resulting from
Operations ...........................  $ 1,074,488   $   301,541   $ 1,160,761
                                        ===========   ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS

26   STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED OCTOBER 31, 1997
AND OCTOBER 31, 1996
                                                SELECT                      HERITAGE                    GROWTH
Increase (Decrease)
in Net Assets                               1997         1996           1997         1996          1997          1996

OPERATIONS
                                                                         ($ IN THOUSANDS)

Net investment
income (loss) .....................  $    14,916   $    21,045   $       619   $      (125)  $       994   $    (3,163)

Net realized gain on
investments and foreign
currency transactions .............      789,506       364,952       248,649        69,544       759,739       104,580

Change in net unrealized
appreciation on investments
and translation of assets
and liabilities in foreign
currencies ........................      270,066       324,433        52,273        34,728       400,028       253,622
                                     -----------   -----------   -----------   -----------   -----------   -----------

Net increase in net assets
resulting from operations .........    1,074,488       710,430       301,541       104,147     1,160,761       355,039
                                     -----------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

Investor
Class .............................      (31,065)      (26,725)       (8,095)       (4,182)      (38,510)      (14,900)

From net realized gains
from investment transactions:

Investor
Class .............................     (353,996)     (462,881)      (62,011)      (53,228)      (51,784)     (642,609)

In excess of net realized gain:

Investor
Class .............................         --            --            --            --            --         (16,441)
                                     -----------   -----------   -----------   -----------   -----------   -----------

Decrease in net assets
from distributions ................     (385,061)     (489,606)      (70,106)      (57,410)      (90,294)     (673,950)
                                     -----------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease)
in net assets from capital
share transactions ................       54,105      (190,583)        6,929        28,091      (720,743)      (45,559)
                                     -----------   -----------   -----------   -----------   -----------   -----------

Net increase (decrease)
in net assets .....................      743,532        30,241       238,364        74,828       349,724      (364,470)

NET ASSETS

Beginning of year .................    4,038,679     4,008,438     1,083,151     1,008,323     4,765,424     5,129,894
                                     -----------   -----------   -----------   -----------   -----------   -----------
End of year .......................  $ 4,782,211   $ 4,038,679   $ 1,321,515   $ 1,083,151   $ 5,115,148   $ 4,765,424
                                     ===========   ===========   ===========   ===========   ===========   ===========

Undistributed
netinvestment income ..............  $    18,942   $    28,576   $     6,439   $     7,938   $      --     $    38,410
                                     ===========   ===========   ===========   ===========   ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS      27


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Select Fund (Select), American Century - Twentieth Century Heritage Fund (Heritage), and American Century - Twentieth Century Growth Fund (Growth) (the Funds) are three of the thirteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Select, Heritage and Growth commenced on August 8, 1997, July 11, 1997 and June 4, 1997, respectively. Sale of the Institutional Class commenced on March 13, 1997 for Select and June 16, 1997 for both Heritage and Growth, respectively. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

    FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

28   NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

    ADDITIONAL INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, Advisor Class and Institutional Class is 1.00%, 0.75% and 0.80%, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan for the period ended October 31, 1997 were $830, $170 and $894 for Select, Heritage and Growth, respectively.

ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       29


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended October 31, 1997 were as follows:

                         SELECT           HERITAGE          GROWTH

                               ($ IN THOUSANDS)


Purchases              $4,078,527        $  800,065        $3,515,099

Proceeds From Sales    $4,439,860        $  867,205        $4,354,630


   On  October  31,  1997,  the  composition  of  unrealized   appreciation  and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                         SELECT           HERITAGE
GROWTH

                               ($ IN THOUSANDS)

Appreciation ......... $1,178,682         $319,867       $1,569,569

Depreciation .........   (54,386)          (51,497)        (63,274)
                      -----------        ----------     ------------
Net .................. $1,124,296         $268,370       $1,506,295
                      ===========        ==========     ============

Federal Tax Cost ..... $3,685,781        $1,051,806      $3,540,430
                      ===========        ==========     ============

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    There are 250,000,000,  250,000,000,  and 500,000,000 shares of the Investor
Class authorized for issuance by Select, Heritage, and Growth, respectively. There are 105,000,000, 105,000,000 and 210,000,000 shares of the Advisor Class authorized for issuance for Select, Heritage and Growth, respectively. There are 41,000,000, 41,000,000 and 80,000,000 shares of the Institutional Class authorized for issuance by Select, Heritage and Growth, respectively. Transactions in shares of the Funds were as follows:

                                             SELECT                           HERITAGE                          GROWTH
                                      Shares          Amount           Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS                                  (IN THOUSANDS)

Year ended October 31, 1997

Sold ......................          17,600      $   778,552           26,794      $   355,329           35,274      $   876,879

Issued in
reinvestment of
distributions .............           9,470          371,414            5,793           68,885            3,935           87,875

Redeemed ..................         (25,362)      (1,106,798)         (32,170)        (418,518)         (70,222)      (1,687,973)
                                -----------      -----------      -----------      -----------      -----------      -----------
Net increase
(decrease) ................           1,708      $    43,168              417      $     5,696          (31,013)     $  (723,219)
                                ===========      ===========      ===========      ===========      ===========      ===========


Year ended October 31, 1996

Sold ......................          10,936      $   416,837           22,820      $   266,770           34,900      $   721,179

Issued in reinvestment
of distributions ..........          13,373          471,136            5,129           56,471           34,403          659,172

Redeemed ..................         (28,464)      (1,078,556)         (25,302)        (295,150)         (69,582)      (1,425,910)
                                -----------      -----------      -----------      -----------      -----------      -----------

Net increase
(decrease) ................          (4,155)     $  (190,583)           2,647      $    28,091             (279)     $   (45,559)
                                ===========      ===========      ===========      ===========      ===========      ===========

30 NOTES TO FINANCIAL STATEMENTS                    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONT.)


                                    SELECT                     HERITAGE                   GROWTH
                              Shares      Amount         Shares        Amount      Shares         Amount
-----------------------------------------------------------------------------------------------------

ADVISOR CLASS

Period ended
October 31, 1997(1)

Sold .................           30      $  1,512            12      $    167            81      $  2,368

Issued in reinvestment
of distributions .....         --            --            --            --            --            --

Redeemed .............           (3)         (163)           (4)          (52)           (2)          (50)
                           --------      --------      --------      --------      --------      --------

Net increase .........           27      $  1,349             8      $    115            79      $  2,318
                           ========      ========      ========      ========      ========      ========

INSTITUTIONAL CLASS

Period ended
October 31, 1997(2)

Sold .................          258      $ 10,551             9      $  1,118             6      $    158

Issued in reinvestment
of distributions .....         --            --            --            --            --            --

Redeemed .............          (20)         (963)         --            --            --            --
                           --------      --------      --------      --------      --------      --------

Net increase .........          238      $  9,588             9      $  1,118             6      $    158
                           ========      ========      ========      ========      ========      ========

----------

(1) Sale of the Advisor Class for Select, Heritage and Growth commenced on August 8, 1997, July 11, 1997 and June 4, 1997, respectively.

(2) Sale of the Institutional Class for Select commenced on June 16, 1997 and on March 13, 1997 for both Heritage and Growth, respectively.

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997, follows:

                     Share                                    Realized          October 31, 1997
                    Balance        Purchase        Sales       Gain          Share           Market
Fund/ Issuer(1)     10/31/96         Cost           Cost       (Loss)        Balance         Value

HERITAGE                                        ($ IN THOUSANDS)
---------------------------------------------------------------------------------------------------
InaCom Corp.               --       $2,299       $   1,382      $ (119)      540,000        $16,639
                                ==========     ===========   =========                  ===========

GROWTH
---------------------------------------------------------------------------------------------------
Xylan Corporation   2,285,500      $15,153        $118,765    $(70,174)           --             --
                                ==========     ===========   =========                  ===========

----------
(1) None of the securities produced income during the period held.


ANNUAL REPORT                                NOTES TO FINANCIAL STATEMENTS    31

                             FINANCIAL HIGHLIGHTS
                                    SELECT

                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                          Investor Class

                                           1997              1996              1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ............   $        41.52    $        39.52    $        37.67    $      45.76  $      39.18
                                    -----------       -----------       -----------       ---------     ---------
Income From
Investment Operations

Net Investment Income ........             0.15(1)           0.20(1)           0.33(1)         0.40          0.46

Net Realized and Unrealized
Gain (Loss) on Investment
Transactions .................            10.51              6.73              4.68           (3.59)         7.94
                                    -----------       -----------       -----------       ---------     ---------

Total From Investment
Operations ...................            10.66              6.93              5.01           (3.19)         8.40
                                    -----------       -----------       -----------       ---------     ---------

Distributions

From Net Investment
Income .......................            (0.32)            (0.27)            (0.28)          (0.43)        (0.49)

From Net Realized Gains on
Investment Transactions ......            (3.68)            (4.66)            (2.75)          (4.47)        (1.31)

In Excess of Net
Realized Gains ...............          --                --                  (0.13)        --              (0.02)
                                    -----------       -----------       -----------       ---------     ---------
Total Distributions ..........            (4.00)            (4.93)            (3.16)          (4.90)        (1.82)
                                    -----------       -----------       -----------       ---------     ---------

Net Asset Value,
End of Year ..................   $        48.18    $        41.52    $        39.52    $      37.67  $      45.76
                                    ===========       ===========       ===========       =========     =========

Total Return(2) ..............            27.89%            19.76%            15.02%          (7.37)%       22.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........             1.00%             1.00%             1.00%           1.00%         1.00%

Ratio of Net Investment Income
to Average Net Assets ........             0.33%             0.50%             0.90%           1.00%         1.10%

Portfolio Turnover Rate ......               94%              105%              106%            126%           82%

Average Commission
Paid per Share of Equity
Security Traded ..............   $         0.0457  $         0.0410  $         0.0460          --(3)         --(3)

Net Assets, End of Year
(in millions) ................   $          4,769  $          4,039  $         4,008      $   4,278     $   5,160

----------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS

32    FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                    SELECT

                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED

                                                                       Advisor
                                                                        Class

                                                                       1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................   $       49.43
                                                                    ----------

Income From Investment Operations

Net Investment Loss(2) .......................................           (0.02)

Net Realized and Unrealized Loss on
Investment Transactions ......................................           (1.25)
                                                                    ----------

Total From Investment Operations .............................           (1.27)
                                                                    ----------

Net Asset Value, End of Period ...............................   $       48.16
                                                                    ==========

Total Return(3) ..............................................           (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............          1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ...........        (0.17)%(4)

Portfolio Turnover Rate ......................................            94%

Average Commission Paid per Share of Equity Security Traded ..   $       0.045

Net Assets, End of Period (in thousands) .....................   $       1,289
----------

(1)  August 8, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       33


                             FINANCIAL HIGHLIGHTS
                                    SELECT

                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED

                                                                  Institutional
                                                                       Class

                                                                      1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............................................   $40.56
                                                                     ---------
Income From
Investment Operations

Net Investment Income(2) ...........................................    0.13

Net Realized and Unrealized
Gain on Investment Transactions ....................................    7.55
                                                                     ---------
Total From
Investment Operations ..............................................    7.68
                                                                     ----------
Net Asset Value,
End of Period ......................................................  $48.24
                                                                     ==========
Total Return(3) ....................................................   18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..............................................    0.80%(4)

Ratio of Net Investment
Income to Average Net Assets .......................................    0.45%(4)

Portfolio Turnover Rate ............................................      94%

Average Commission Paid
per Share of Equity Security Traded ................................    $0.0457

Net Assets,
End of Period (in thousands)                                            $11,486
----------

(1)  March 13, 1997 (commencement of sale) through october 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

34     FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                   HERITAGE

                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31


                                                                        Investor Class
                                           1997              1996            1995         1994         1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ............   $        12.24    $        11.75  $        10.32    $    11.03  $     9.30
                                    -----------       -----------     -----------       -------     -------
Income From
Investment Operations

Net Investment Income ........             0.01(1)            --(1)          0.05(1)       0.07        0.07

Net Realized and
Unrealized Gain (Loss)
on Investment Transactions ...             3.41              1.15            1.96         (0.21)       2.43
                                    -----------       -----------     -----------       -------     -------
Total From Investment
Operations ...................             3.42              1.15            2.01         (0.14)       2.50
                                    -----------       -----------     -----------       -------     -------
Distributions

From Net Investment Income ...            (0.09)            (0.05)          (0.03)        (0.06)      (0.09)

From Net Realized Gains on
Investment Transactions ......            (0.71)            (0.61)          (0.52)        (0.50)      (0.68)

In Excess of Net
Realized Gains ...............              --                --            (0.03)        (0.01)        --
                                    -----------       -----------     -----------       -------     -------

Total Distributions ..........            (0.80)            (0.66)          (0.58)        (0.57)      (0.77)
                                    -----------       -----------     -----------       -------     -------

Net Asset Value,
End of Year ..................   $        14.86    $        12.24  $        11.75    $    10.32  $    11.03
                                    ===========       ===========     ===========       =======     =======

Total Return(2) ..............            29.56%            10.44%          21.04%        (1.13)%     28.64%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........             1.00%             0.99%           0.99%         1.00%       1.00%

Ratio of Net Investment Income
to Average Net Assets ........             0.05%              --             0.50%         0.70%       0.70%

Portfolio Turnover Rate ......               69%              122%            121%          136%        116%

Average Commission
Paid per Share of Equity
Security Traded ..............   $       0.0436  $         0.0420  $       0.0420           --(3)       --(3)

Net Assets, End of Year
(in millions) ................   $        1,321  $          1,083  $        1,008    $      897   $     702

----------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       35


                             FINANCIAL HIGHLIGHTS
                                   HERITAGE

                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED



                                                                       Advisor
                                                                        Class
                                                                       1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ......................................        $      14.23
                                                                     ---------
Income From Investment Operations

Net Investment Loss(2) ...................................               (0.01)

Net Realized and
Unrealized Gain
on Investment Transactions ...............................                0.63
                                                                     ---------
Total From Investment Operations .........................                0.62
                                                                     ---------
Net Asset Value, End of Period ...........................        $      14.85
                                                                     =========
Total Return(3) ..........................................                4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................................              1.25%(4)

Ratio of Net Investment
Loss to Average Net Assets ...............................            (0.23)%(4)

Portfolio Turnover Rate ..................................                69%

Average Commission Paid
per Share of Equity Security Traded ......................        $     0.0436

Net Assets, End of Period (in thousands) .................        $        120
----------

(1)  July 11, 1997 (commencement of sale) through october 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

36    FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                   HERITAGE

                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED


                                                                   Institutional
                                                                       Class
                                                                      1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................  $13.60
                                                                     ----------
Income From Investment Operations

Net Investment Income(2) ............................................    0.01

Net Realized and Unrealized
Gain on Investment Transactions .....................................    1.26
                                                                     ----------
Total From Investment Operations ....................................    1.27
                                                                     ----------
Net Asset Value, End of Period ......................................  $14.87
                                                                     ==========
Total Return(3) .....................................................    9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ..................................................  0.80%(4)

Ratio of Net Investment Income to
 Average Net Assets .................................................  0.21%(4)

Portfolio Turnover Rate .............................................      69%

Average Commission Paid per Share
of Equity Security Traded ...........................................  $0.0436

Net Assets, End of Period (in thousands) ............................     $129
----------

(1)  June 16, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       37


                             FINANCIAL HIGHLIGHTS
                                    GROWTH

                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                Investor Class

                                  1997              1996             1995             1994            1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year .........   $     22.21       $     23.88       $     22.99       $   25.27     $   23.64
                              -----------       -----------       -----------       ---------     ---------
Income From Investment
Operations

Net Investment
Income (Loss) .............          0.01(1)          (0.01)(1)          0.08(1)         0.06          0.06

Net Realized and Unrealized
Gain on Investment
Transactions ..............          6.07              1.47              4.08            0.48          1.94
                              -----------       -----------       -----------       ---------     ---------
Total From Investment
Operations ................          6.08              1.46              4.16            0.54          2.00
                              -----------       -----------       -----------       ---------     ---------
Distributions

From Net Investment
Income ....................         (0.18)            (0.07)            (0.05)          (0.06)         --

From Net Realized
Gains on Investment
Transactions ..............         (0.25)            (2.98)            (3.18)          (2.76)        (0.36)

In Excess of
Net Realized Gains ........          --               (0.08)            (0.04)           --           (0.01)
                              -----------       -----------       -----------       ---------     ---------

Total Distributions .......         (0.43)            (3.13)            (3.27)          (2.82)        (0.37)
                              -----------       -----------       -----------       ---------     ---------

Net Asset Value,
End of Year ...............   $     27.86       $     22.21       $     23.88       $   22.99     $   25.27
                              ===========       ===========       ===========       =========     =========

Total Return(2) ...........         27.85%             8.18%            22.31%           2.66%         8.48%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....          1.00%             1.00%             1.00%           1.00%         1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets ................          0.02%            (0.10)%            0.40%           0.30%         0.20%

Portfolio Turnover Rate ...            75%              122%              141%            100%           94%

Average Commission Paid
per Share of Equity
Security Traded ...........   $    0.0393       $    0.0360       $    0.0400           --(3)         --(3)

Net Assets, End of Year
(in millions) .............   $     5,113       $     4,765       $     5,130       $   4,363     $   4,641

----------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS

38    FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                    GROWTH

                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED



                                                                       Advisor
                                                                        Class
                                                                       1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................. $24.36
                                                                     ----------
Income From Investment Operations

Net Investment Loss(2) ...............................................  (0.06)

Net Realized and Unrealized
Gain on Investment Transactions ......................................   3.54
                                                                     ----------
Total From Investment Operations .....................................   3.48
                                                                     ----------
Net Asset Value, End of Period ....................................... $27.84
                                                                     ==========
Total Return(3) ......................................................  14.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................................................ 1.25%(4)

Ratio of Net Investment Loss
to Average Net Assets ................................................ (0.47)%
(4)

Portfolio Turnover Rate ..............................................     75%

Average Commission Paid
per Share of Equity Security Traded .................................. $0.0393

Net Assets,
End of Period (in thousands) .........................................  $2,200
----------

(1)  June 4, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS   39

                             FINANCIAL HIGHLIGHTS
                                    GROWTH

                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AS INDICATED

                                                                   Institutional
                                                                       Class
                                                                      1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................................  $25.75
                                                                      ----------
Income From Investment Operations

Net Investment Income(2) .............................................    0.01

Net Realized and Unrealized
Gain on Investment Transactions ......................................    2.12
                                                                      ----------
Total From Investment Operations .....................................    2.13
                                                                      ----------
Net Asset Value, End of Period .......................................  $27.88
                                                                      ==========
Total Return(3) ......................................................    8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................................................  0.80%(4)

Ratio of Net Investment Income
to Average Net Assets ................................................  0.07%(4)


Portfolio Turnover Rate ..............................................      75%

Average Commission Paid per
Share of Equity Security Traded ......................................  $0.039

Net Assets,
End of Period (in thousands) .........................................    $171
----------

(1)  June 16, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

40    FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Twentieth Century Select Fund, American Century - Twentieth Century Heritage Fund and American Century - Twentieth Century Growth Fund (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the years in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Twentieth Century Select Fund, American Century - Twentieth Century Heritage Fund and American Century - Twentieth Century Growth Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997

ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT      41


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                               SELECT            HERITAGE        GROWTH

James E. Stowers, Jr.
For:                          62,737,540        44,623,569       118,696,957
Withheld:                      1,022,072           948,548         5,448,791


James E. Stowers III
For:                          62,751,819        44,635,337      118,723,509
Withheld:                      1,007,793           936,780        5,422,239


Thomas A. Brown
For:                          62,829,507       44,697,555       118,850,326
Withheld:                        930,105          874,562         5,295,422


Robert W. Doering, M.D.
For:                          62,762,757       44,644,631      118,724,825
Withheld:                        996,855          927,486        5,420,923


D.D. (Del) Hock
For:                          62,785,187       44,666,138      118,790,569
Withheld:                        974,425          905,979        5,355,179


Linsley L. Lundgaard
For:                          62,718,162       44,594,156      118,686,537
Withheld:                      1,041,450          977,961        5,459,211


Donald H. Pratt
For:                          62,825,579       44,691,629      118,834,410
Withheld:                        934,033          880,488        5,311,338


Lloyd T. Silver, Jr.
For:                          62,777,223       44,662,166      118,757,539
Withheld:                        982,389          909,951        5,388,209


M. Jeannine Strandjord
For:                          62,819,293       44,690,042      118,827,948
Withheld:                        940,319          882,075        5,317,800

PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                                             SELECT

                                INVESTOR           INSTITUTIONAL

For:                          59,637,134              254,922

Against:                       1,319,169                 --

Abstain:                         237,980                 --

Broker
Non-Vote:                      2,310,407                 --


                               HERITAGE                 GROWTH
                               INVESTOR                INVESTOR

For:                           43,693,092          113,799,304

Against:                        1,104,915            2,623,066

Abstain:                          351,910            2,636,731

Broker
Non-Vote:                         422,200            5,086,647

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                         SELECT                HERITAGE             GROWTH

For:                   62,603,688             44,486,251          119,829,210
Against:                  953,560                860,828            1,884,108
Abstain:                  202,364                225,038            2,432,430


42    PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

PROPOSAL 4:

    To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

                       SELECT                    HERITAGE              GROWTH

For:                  57,462,796               42,627,879            111,201,900

Against:               3,566,605                2,042,576              5,020,965

Abstain:                 419,804                  479,462              2,836,236

Broker
Non-Vote:              2,310,407                  422,200              2,086,647


* Amend the fundamental investment limitation concerning the issuance of senior securities.

                     SELECT                      HERITAGE                GROWTH

For:                  57,909,801                42,529,408          110,980,892

Against:               3,115,654                 2,136,256            5,153,789

Abstain:                 423,750                   484,253            2,924,420

Broker
Non-Vote:              2,310,407                  422,200             5,086,647


* Amend the fundamental investment limitation concerning borrowing.

                      SELECT                 HERITAGE             GROWTH

For:                 57,216,415              42,296,336         110,783,980

Against:              3,807,202               2,362,944           5,332,822

Abstain:                425,588                 490,637           2,942,299

Broker
Non-Vote:             2,310,407                  422,200          5,086,647


* Amend the fundamental investment limitation concerning lending.

                        SELECT              HERITAGE            GROWTH

For:                   57,304,545          42,306,009        110,848,897

Against:                3,714,724           2,359,900          5,274,153

Abstain:                  429,936             484,008          2,936,051

Broker
Non-Vote:               2,310,407             422,200          5,086,647


*Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                          SELECT               HERITAGE          GROWTH

For:                    57,335,768           42,442,795      110,890,962

Against:                 3,688,719            2,224,370        5,236,554

Abstain:                   424,718              482,752        2,931,585

Broker
Non-Vote:                2,310,407               422,200       5,086,647


* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                          SELECT              HERITAGE          GROWTH

For:                   57,969,236           42,499,703        110,953,267

Against:                3,049,832            2,168,888          5,167,423

Abstain:                  430,137              481,326          2,938,411

Broker
Non-Vote:              2,310,407               422,200          5,086,647


* Eliminate the fundamental limitation concerning investment in other investment companies.

                          SELECT                 HERITAGE            GROWTH

For:                    58,115,302              42,561,413        111,068,663

Against:                 2,906,769               2,107,999          5,070,068

Abstain:                   427,134                 480,505          2,920,370

Broker
Non-Vote:                2,310,407                 422,200          5,086,647


* Amend the fundamental investment limitation concerning investments in real estate.

                         SELECT                 HERITAGE           GROWTH

For:                 58,141,371               42,605,271        111,089,145

Against:              2,885,454                2,063,237          5,042,262

Abstain:                422,380                  481,409          2,927,694

Broker
Non-Vote:             2,310,407                 422,200           2,086,647

ANNUAL REPORT                                    PROXY VOTING RESULTS   43


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning underwriting.

                     SELECT                    HERITAGE             GROWTH

For:               58,138,571                  42,544,398        111,129,978

Against:            2,885,579                   2,102,677          5,001,077

Abstain:              425,055                     502,842          2,928,046

Broker
Non-Vote:           2,310,407                     422,200          5,086,647


* Amend the fundamental investment limitation concerning commodities.

                    SELECT                      HERITAGE          GROWTH

For:            57,793,404                 42,369,636          110,833,850

Against:          3,227,532                 2,281,925            5,292,499

Abstain:              8,269                   498,356            2,932,752

Broker
Non-Vote:         2,310,407                   422,200            5,086,647


* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                      SELECT                  HERITAGE               GROWTH

For:                 58,085,454             42,532,389            111,030,585

Against:              2,937,955              2,130,814              5,113,202

Abstain:                425,796                486,714              2,915,317

Broker
Non-Vote:             2,310,407                422,200              5,086,647


* Eliminate the fundamental limitation concerning short sales.

                        SELECT                HERITAGE             GROWTH

For:                  57,961,357             42,365,457         110,807,759

Against:               3,060,977              2,292,392           5,312,002

Abstain:                 426,871                492,068           2,939,340

Broker
Non-Vote:              2,310,407                422,200           5,086,647

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                         SELECT                 HERITAGE          GROWTH

For:                    57,944,053             42,323,194        110,516,185

Against:                 3,077,525              2,331,177          5,438,135

Abstain:                   427,627                495,546          3,104,781

Broker
   Non-Vote:             2,310,407                422,200          5,086,647


PROPOSAL 5:

    To vote to approve the amendment of a fundamental investment policy. (Heritage only)

For:                                   43,005,155

Against:                                1,817,545

Abstain:                                  327,217

Broker Non-Vote:                          422,200


44   PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                 SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

    Until September 3, 1996, the Select, Heritage and Growth funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide) or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for the Select, Heritage and Growth funds. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of Select, Growth and Heritage shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996 have been designated Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of funds shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION    45


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit potential for gain. Third, the funds are managed by teams, rather than by one "star". We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    TWENTIETH CENTURY SELECT seeks large, established companies that show accelerating growth rates; also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

    TWENTIETH CENTURY HERITAGE seeks smaller and mid-sized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability-and greater long-term growth potential-than Select.

    TWENTIETH CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or mid-sized firms.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
    SELECT:
    Portfolio Manager                    Jean Ledford

    HERITAGE:
    Portfolio Manager                    Nancy Prial

    GROWTH:
    Portfolio Managers                   Kim Goodwin
                                         John Sykora
--------------------------------------------------------------------------------


46    BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

    TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

    AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "FINANCIAL HIGHLIGHTS" on page 32-40.

PORTFOLIO STATISTICS

    NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

    PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

    PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

    EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

    BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Merck & Company.

    CYCLICAL STOCKS-- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

    GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples currently include the stocks of high-tech, computer hardware and computer software companies.

    LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $500 million. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

    MEDIUM CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

    SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $500 million. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

    VALUE   STOCKS--stocks  that  are  purchased  because  they  are  relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

    PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

ANNUAL REPORT                               GLOSSARY       47


                                     NOTES

48      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES

ANNUAL REPORT                                                 NOTES      49


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10469      Recycled

                                    ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               OCTOBER 31, 1997

                                   TWENTIETH
                                    CENTURY
                                     GROUP

                                     Ultra
                                     Vista


                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Ultra
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    8
           Financial Highlights ...........................................   25
Vista
           Performance & Portfolio Information ............................   12
           Management Q & A ...............................................   13
           Schedule of Investments ........................................   16
           Financial Highlights ...........................................   28
Statements of Assets and Liabilities ......................................   18
Statements of Operations ..................................................   19
Statements of Changes in Net Assets .......................................   20
Notes to Financial Statements .............................................   21
Independent Auditors' Report ..............................................   31
Proxy Voting Results ......................................................   32
Share Class and Retirement
Account Information .......................................................   35
Background Information
           Investment Philosophy and Policies .............................   36
           Comparative Indices ............................................   36
           Investment Team Leaders ........................................   36
Glossary ..................................................................   37

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                                               Ultra
                                                               Vista

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                         AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. stock market returns were strong across capitalization ranges, with the stocks of large and medium-sized companies posting the strongest gains and small-cap stocks coming close behind.

* The S&P 500's total return for the year ended October 31, 1997, was 32.10%, compared to 32.67% for the S&P 400 and 29.33% for the Russell 2000.

* The strong gains were attributable to the continuing U.S. economic expansion, which is the third longest since World War II. Although the market indices had a strong showing, the ride was not smooth.

* Gains for small- and mid-cap stocks surpassed large-cap returns in August, following earnings disappointments by several multinational consumer companies. Stocks of all sizes faltered in October, as the market reacted to turmoil in southeast Asian markets.

ULTRA

* The fund's Investor Class had a total return of 19.95% for the year ended October 31, 1997. Over its 16-year life, the fund has averaged a 17.84% annual return.

* The fund's top performing stocks came from the pharmaceutical, banking and computer systems and software industries.

* Fund managers decreased the fund's weighting in technology stocks and concentrated on those companies where fund managers believe earnings growth is strongest and most sustainable.

* Companies added during the period include those in the cable and airline industries, both of which are benefiting from improved industry pricing.

VISTA

* For the year ended October 31, 1997, Vista's Investor Class had a total return of 0.29%. The fund had an impressive 26.68% gain during the final six months of the period, when small- and medium-capitalization stocks rallied. However, that performance was offset by losses in the prior six-month period.

* Vista benefited in the period's second half as investor faith in the earnings prospects of smaller, fast-growing companies increased and as earnings slowed among some high-profile large-cap companies.

*     Top-performing  holdings in Vista included  energy and specialty  software
      companies.   Positions  were  increased  in  energy,   high-tech  contract
      manufacturers and retailers.

                     ULTRA
               INVESTOR CLASS(1)

TOTAL RETURNS:                AS OF 10/31/97
     6 Months                         14.94%(2)
     1 Year                           19.95%
NET ASSETS:                   $21.7 billion
     (AS OF 10/31/97)
INCEPTION DATE:                      11/2/81
TICKER SYMBOL:                         TWCUX

                     VISTA
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 10/31/97
     6 Months                        26.68%(2)
     1 Year                           0.29%
NET ASSETS:                   $1.8 billion
     (AS OF 10/31/97)
INCEPTION DATE:                    11/25/83
TICKER SYMBOL:                        TWCVX

(1) See Share Classes, page 35.
(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 37.


     ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU


           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The stock market's bull run continued in 1997, although there were a few stumbles. In August, several widely-held companies announced earnings disappointments and, in October, currency devaluations in southeast Asia rumbled through markets worldwide. The U.S. market rebounded after each period of turbulence, as the underlying strength of the economy supported a continued advance in stock prices. Despite fallout from Asian markets, there are many reasons to believe strong stock performance will continue. Fundamental indicators of the U.S. economy's health remain solid, providing an environment for companies to build earnings without surrendering gains to inflation.

    Not all investors participated equally in the market's performance. Our funds that invest in the stocks of small- and mid-sized companies had a disappointing fiscal year. We have increased our focus on these funds to provide additional staffing and other resources the team needs to achieve improved returns. We are not satisfied with results of the past year and are committed to doing better.

    In 1998, American Century will enter its 40th year, a landmark few mutual fund companies can claim. During the 1990s, we have broadened our range of investment choices dramatically to meet your needs. Today, American Century offers nearly 70 funds, enabling us to meet a broad array of investor objectives.

    The  company's   tradition  of  creating  new  opportunities  for  investors continued in July, when we announced that J.P. Morgan had agreed to become a significant minority shareholder in American Century. For more than 150 years, J.P. Morgan has served institutions, governments and individuals with complex financial needs. Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. This proposed business partnership will allow us to expand and enhance the services we provide investors.

    These are interesting times to be in the mutual fund industry, whether as an investor or a CEO. Some analysts see inflation on the horizon. Others see deflation, as global competition forces prices downward. Meanwhile, investors enjoy new choices when investing for retirement, including the expanded opportunities provided by the Taxpayer Relief Act of 1997. Whatever your needs or outlook, we hope you will give us an opportunity to help you reach your financial goals.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      President and Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

THE YEAR IN REVIEW

    On October 31, 1997, the U.S. economic expansion completed its eightieth month, making it the third longest since World War II. A 106-month-long period of sustained economic growth in the 1960s is the record holder, followed by a 92-month spell in the 1980s. The difference this decade is an average rate of inflation of just over 2% annually, much lower than at similar stages during earlier expansions. Wage pressure, a key component of inflation, has yet to materialize despite the lowest unemployment rates since the early 1970s. U.S. corporations have used restructurings and technological advances to increase productivity more rapidly than the demand for labor. In the absence of inflationary pressure, interest rates have remained low, reducing corporate borrowing costs. As a result, profit margins are at their highest levels since 1969 and the economy has benefited greatly. It grew at a torrid annual pace of 4.9% in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained strong, at annual rates of 3.3% each quarter.

THE MARKETS

    The stock market has reflected this period of economic growth, with all sectors showing robust returns. The chart above captures the market's climb during the year ended October 31, 1997. Although the indices had a strong showing, the ride was not smooth, with levels of volatility and volumes of shares traded setting records in August and October. Whereas the S&P 500 was far ahead of the other indices at April 30, 1997, the gap had closed six months later.

[line graph - data below]

MARKET PERFORMANCE MEASUREMENTS
Comparative Growth of $1.00 for the year ended October 31, 1997

               S&P 500        S&P 400     Russell 2000
                                             Growth
10/31/96        $1.00          $1.00         $1.00
11/30/96        $1.07          $1.06         $1.04
12/31/96        $1.06          $1.06         $1.07
1/31/97         $1.12          $1.10         $1.09
2/28/97         $1.13          $1.09         $1.06
3/31/97         $1.08          $1.04         $1.01
4/30/97         $1.15          $1.07         $1.02
5/31/97         $1.21          $1.16         $1.13
6/30/97         $1.27          $1.20         $1.18
7/31/97         $1.37          $1.31         $1.23
8/31/97         $1.29          $1.31         $1.26
9/30/97         $1.37          $1.39         $1.35
10/31/97        $1.32          $1.33         $1.29

Comparative One-Year Returns for the year ended October 31, 1997

         S&P 500                  32.10%
         S&P MidCap 400           32.67%
         Russell 2000             29.33%

         SOURCE: LIPPER ANALYTICAL SERVICES, INC.

    A handful of large, multinational stocks continued their two-year dominance of the market until August, when Coca-Cola and Gillette announced earnings disappointments. Other large companies followed with similar announcements, leading to an abrupt halt in the market's relentless upward march and the outperformance of large stocks. The S&P 500 index was down 5.8% for the month of August.

    Stock prices resumed their upward move in September; however, the gains of small and mid-cap stocks exceeded those of large caps. October saw another reversal as the market reacted to news of currency devaluations across southeast Asia. Those devaluations sent market indices plummeting in such emerging markets as Thailand, Malaysia and Singapore. U.S. investors started paying attention when the panic selling reached Hong Kong and European markets. The S&P 500 dropped 3.45% in October, the S&P MidCap 400 dropped 4.35% and the Russell 2000 fell 4.39% amid fears that the sell-off overseas would translate into reduced corporate profits for U.S. multinational companies in 1998.

    The relative outperformance of medium- and small-cap stocks later in the year resulted from several factors. These companies' profits are not as dependent on foreign trade as the profits of larger companies; small companies were not tainted by the earnings disappointments that hurt the large-cap sector over the summer; and small-cap prices had reached very attractive levels relative to earnings, positioning them for a strong rebound.


     ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                                     ULTRA

TOTAL RETURNS AS OF OCTOBER 31, 1997*
                                                                                     AVERAGE ANNUAL RETURNS
                                  6 MONTHS         1 YEAR        3 YEARS         5 YEARS        10 YEARS     LIFE OF FUND

INVESTOR CLASS (inception 11/2/81)
   Ultra ........................ 14.94%          19.95%          22.07%          20.00%          22.52%        17.84%
   S&P 500 ...................... 15.14%          32.10%          27.45%          19.82%          17.13%        17.25%

ADVISOR CLASS (inception 10/2/96)
   Ultra ........................ 14.76%          19.59% ...................................................... 17.92%
   S&P 500 ...................... 15.14%          32.10% ...................................................... 31.37%

INSTITUTIONAL CLASS (inception 11/14/96)
   Ultra ........................ 15.07% ...................................................................... 15.28%
   S&P 500 ...................... 15.14% ...................................................................... 26.61%

----------
*Returns for periods less than one year are not annualized.

See pages 35, 36 and 37 for more information about share classes, the S&P 500 and returns.

[line graph - data below]

GROWTH  OF  $10,000  OVER 10 YEARS  (Investor  Class)  $10,000  investment  made
10/31/97

                   ULTRA            S & P 500
10/31/87          $10,000            $10,000
10/31/88          $11,953            $11,483
10/31/89          $16,779            $14,500
10/31/90          $15,265            $13,410
10/31/91          $30,762            $17,902
10/31/92          $30,623            $19,680
10/31/93          $42,805            $22,610
10/31/94          $41,914            $23,485
10/31/95          $57,376            $29,675
10/31/96          $63,566            $36,805
10/31/97          $76,245            $48,620

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Ultra's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

PORTFOLIO AT A GLANCE

                                               10/31/97          10/31/96

Number of Companies                               137               109
Median Price/Earnings Ratio                       24.7             26.8
Portfolio Turnover                                107%              87%
Expense Ratio (for Investor Class)               1.00%             1.00%


4      ULTRA                                  AMERICAN CENTURY INVESTMENTS


                                     ULTRA

MANAGEMENT Q & A

    An interview with Jim Stowers III and Bruce Wimberly, portfolio managers on the Ultra investment team.

Note: All fund returns referenced in this interview are for Investor Class shares.

HOW DID THE FUND PERFORM?

    Ultra shareholders continued to enjoy a strong absolute return on their investment. The fund had a total return of 19.95% for the year ended October 31, 1997. Over the 16-year life of the fund, it has averaged a 17.84% annual return. In the most recent six-month period, the fund provided attractive returns as investors favored the stocks of many large companies with high growth rates.

    In comparative terms, the fund's returns matched those of the S&P 500 for the final six months of the period, with both at approximately 15%. As we noted in the semiannual report, Ultra lagged the S&P 500 during the first six months of the fund's fiscal year, which explains the S&P 500's higher return for the year. As experienced growth investors know, the stocks of companies with accelerating earnings come in and out of favor in the market. For the year ended October 31, 1997, growth stocks had a relatively weak first half, rallied sharply in the summer, and retreated with the rest of the market in October. Despite these rotations in investor sentiment, we remain committed to our investment philosophy of accelerating growth because we believe, over time, a stock's price will follow earnings upward.

WHAT STOCKS OR SECTORS CONTRIBUTED MOST  TO PERFORMANCE DURING THE YEAR?

    From the table on page 6, you can see pharmaceuticals, banking and financial services were our top three sector weightings at October 31, 1997. The biggest individual stock contributors to performance were found in these sectors and in computer systems and software.

[bar chart - data below]

ULTRA'S ONE-YEAR RETURNS (Periods ended October 31)

                  ULTRA          S & P 500
10/31/88          19.52%           14.83%
10/31/89          40.37%           26.27%
10/31/90          -9.02%           -7.52%
10/31/91         101.51%           33.50%
10/31/92          -0.45%            9.93%
10/31/93          39.78%           14.89%
10/31/94          -2.08%            3.87%
10/31/95          36.89%           26.36%
10/31/96          10.79%           24.03%
10/31/97          19.95%           32.10%

This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. Ultra's total returns include operating expenses, while the S&P 500's returns do not. See page 36 for a description of the S&P 500. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

*Investor Class.


     ANNUAL REPORT                                                 ULTRA       5


                                     ULTRA

    Dell Computer Corp. contributed the most to Ultra's performance this past 12 months, closely followed by Intel Corp. and several large pharmaceutical holdings. Dell and Intel benefited from strong underlying computer demand and market share gains. Pharmaceutical stocks in the S&P 500 outperformed the index as a whole and Ultra's large pharmaceutical weightings -- Pfizer, Inc., Eli Lilly & Co. and Warner-Lambert Co. -- outperformed the S&P 500's drug stocks. Investors rewarded these companies' volume growth (the increasing number of products they sold), market share gains, and extensive new product pipelines. The top performing bank stocks in Ultra included BankAmerica Corp., Citicorp and Chase Manhattan Corp. They continued to benefit from benign interest rates, industry consolidation, and strong cost controls.

WHAT STOCKS OR SECTORS REDUCED THE FUND'S RETURNS?

    Dislocations in technology continued to weigh heavily on many of the leading stocks in this sector, including such holdings as Texas Instruments Inc. and Applied Materials, Inc. Like other cyclical industries, certain technology companies, such as semiconductor manufacturers, frequently go through periods of supply and demand imbalances resulting in lower profitability and weak stock performance. In a global economy, these periods can be exacerbated by broader concerns, such as the currency devaluations we saw in many southeast Asian countries late this year.

    Despite the short-term volatility of the sector, we believe in the long-term attractiveness of many technology stocks. During this period, we continued to focus on companies with such characteristics as pricing power, leading market share and strong management teams. For example, one of our largest positions, America Online Inc., continued to add subscribers to its customer base, thereby increasing its position as the world's leading internet service provider. Pricing was stable and profits expanded due to the company's more efficient operations.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE FINAL SIX MONTHS OF THE PERIOD?

    Given the uncertainty in the marketplace surrounding technology stocks, we reduced our weighting in a few companies and exited others altogether. For example, we sold our remaining position in 3Com Corp. after its acquisition of U.S. Robotics. The merger has been a significant drag on earnings, due to excess modem inventory and price cuts. We did not believe this situation would correct itself quickly and, as a result, put your money to work elsewhere. Another position we sold was Ascend Communications. During the past six months, the company faced increased competition in its core


TOP TEN HOLDINGS                                % of fund investments
                                                As of             As of
                                               10/31/97          4/30/97
Pfizer, Inc.                                    3.1%               3.0%
General Electric Co. (U.S.)                     2.7%               2.8%
Texas Instruments Inc.                          2.7%               1.5%
Warner-Lambert Co.                              2.6%               1.7%
Eli Lilly Co.                                   2.4%               1.7%
America Online Inc.                             2.1%               0.9%
Cisco Systems Inc.                              2.0%               0.4%
Time Warner Inc.                                1.7%               0.5%
Dell Computer Corp.                             1.7%               2.4%
Compaq Computer Corp.                           1.7%               0.7%


TOP FIVE INDUSTRIES                               % of fund investments
                                                As of             As of
                                               10/31/97          4/30/97
Pharmaceuticals                                 12.7%             16.9%
Banking                                          8.9%             11.1%
Financial Services                               7.9%              5.0%
Electrical & Electronic Components               7.1%             11.6%
Communications Services                          6.6%              3.9%


6      ULTRA                                  AMERICAN CENTURY INVESTMENTS


                                     ULTRA

remote access products. This resulted in a difficult pricing environment, which decreased profitability.

    Aside from adjustments to our technology weightings, there were no significant changes to the portfolio during this period. We believe that the portfolio is well positioned to benefit from future earnings growth at companies that remain large holdings, such as Pfizer, Bell Atlantic Corp., General Electric Co. and BankAmerica.

CAN YOU GIVE A FEW EXAMPLES OF NEW STOCKS ADDED DURING THE PERIOD?

    We added companies to the portfolio in a variety of industries. Several airline stocks, such as American Airlines Corp. and United Airlines Corp., were added to the fund as it became apparent that improved ticket pricing would continue, that business and consumer demand would stay strong, and that fuel costs would remain stable. In addition to the positive industry trends, companies like American used excess cash flow to reduce debt and buy back shares, both of which improved earnings growth.

    Like the airlines, cable companies have also benefited from a more positive business environment. Most providers have raised prices this past year, subscriber trends in many markets have started to improve, and capital expenditures have leveled off. These events led to a more positive earnings outlook for companies like Comcast Corp. and Tele-Communications, Inc.

WHEN THE MARKET WAS DOWN 7.18% ON OCTOBER 27, HOW DID YOU RESPOND?

    It is important to stress that Ultra is managed with a time-tested, disciplined investment philosophy. We do not change our approach during periods of uncertainty. When the market corrected this fall, we met as a group and discussed every name in the portfolio. We used the market correction as an opportunity to buy selected stocks at attractive prices. We continue to view periods of market correction as healthy and necessary.

HOW IS ULTRA POSITIONED IN A MARKET THAT IS LESS NARROWLY FOCUSED ON THE SO-CALLED "NIFTY FIFTY" MARKET LEADERS?

    Ultra continues to execute a bottoms-up approach of investing in some of the fastest-growing large and medium-sized businesses in the market. We expect this approach will be rewarded as this extended business cycle makes it more difficult for many of the Nifty Fifty companies to sustain strong earnings growth.


     ANNUAL REPORT                                                 ULTRA       7


                            SCHEDULE OF INVESTMENTS
                                     ULTRA

OCTOBER 31, 1997

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--0.1%
                   200,000  Lockheed Martin Corp.                            $        19,013
                                                                          ----------------------

AIRLINES--1.1%

                 1,000,000  AMR Corp.(1)                                             116,437

                   600,000  UAL Corp.(1)                                              52,575

                 1,650,000  US Airways Group Inc.(1)                                  77,344
                                                                          ----------------------

                                                                                     246,356
                                                                          ----------------------

BANKING--8.9%

                 2,000,000  Banc One Corp.                                           104,250

                   283,800  Bank of Boston Corp.                                      23,006

                 4,450,000  Bank of New York Co., Inc. (The)                         209,428

                 4,650,000  BankAmerica Corp.                                        332,475

                 1,500,000  Chase Manhattan Corp.                                    173,063

                 2,841,200  Citicorp                                                 355,328

                 4,000,000  First Union Corp.                                        196,250

                 1,600,000  Mellon Bank Corp.                                         82,500

                 4,800,000  NationsBank Corp.                                        287,400

                   300,000  Societe Generale ORD                                      40,952

                 1,250,000  U.S. Bancorp                                             127,109
                                                                          ----------------------

                                                                                   1,931,761
                                                                          ----------------------

BIOTECHNOLOGY--0.1%

                   700,000  Centocor, Inc.(1)                                         30,756
                                                                          ----------------------

BROADCASTING & MEDIA--3.3%

                 1,700,000  Chancellor Media Corp.(1)(2)                              93,287

                 6,500,000  Time Warner Inc.                                         374,969

                 9,600,000  Westinghouse Electric Corp.                              253,800
                                                                          ----------------------

                                                                                     722,056
                                                                          ----------------------

BUSINESS SERVICES & SUPPLIES--0.1%

                   450,000  AccuStaff, Inc.(1)                                        12,853
                                                                          ----------------------

COMMUNICATIONS EQUIPMENT--5.0%

                 4,400,000  CIENA Corp.(1)                                           242,550

                 1,202,000  Ericsson (L.M.) Telephone Co. ADR                         53,264

                 4,355,000  Lucent Technologies Inc.                                 359,015

                 4,000,000  Motorola, Inc.                                           247,000

                 1,054,000  Newbridge Networks Corp.(1)                               55,862

                 1,575,000  Nokia Corp. Cl A ADR                                     138,994
                                                                          ----------------------

                                                                                   1,096,685
                                                                          ----------------------

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES--6.6%

                 1,200,000  AT&T Corp.                                     $          58,725

                 3,700,000  Bell Atlantic Corp.                                      295,537

                 3,300,000  Comcast Corp. Cl A                                        90,544

                   796,900  France Telecom S.A. ADR(1)                                30,182

                 1,375,000  Liberty Media Group Cl A(1)                               47,824

                 2,750,000  SBC Communications Inc.                                  174,969

                 1,250,357  TCI Communications, Inc. Cl A(1)                          28,875

                   575,000  Tel-Save Holdings, Inc.(1)                                12,327

                 8,599,643  Tele-Communications, Inc. Cl A(1)                        196,986

                 1,400,000  Telecomunicacoes
                               Brasileiras S.A. ADR                                  142,100

                10,700,000  Worldcom, Inc.(1)                                        359,453
                                                                          ----------------------

                                                                                   1,437,522
                                                                          ----------------------

COMPUTER PERIPHERALS--4.1%

                 3,000,000  3Com Corp.(1)                                            124,406

                 5,150,000  Bay Networks, Inc.(1)                                    162,869

                 5,350,000  Cisco Systems Inc.(1)                                    438,867

                 3,050,000  EMC Corp. (Mass.)(1)                                     170,800
                                                                          ----------------------

                                                                                     896,942
                                                                          ----------------------

COMPUTER SOFTWARE & SERVICES--5.9%

                 6,059,300  America Online Inc.(1)(2)                                466,566

                 3,550,000  BMC Software, Inc.(1)(2)                                 213,888

                 2,050,000  Computer Associates International, Inc.                  152,853

                 1,668,900  Electronics for Imaging, Inc.(1)                          77,917

                   387,000  Fiserv, Inc.(1)                                           17,245

                 1,560,000  Microsoft Corp.(1)                                       202,703

                 4,150,000  Oracle Systems Corp.(1)                                  148,492
                                                                          ----------------------

                                                                                   1,279,664
                                                                          ----------------------

COMPUTER SYSTEMS--6.0%

                 5,650,000  Compaq Computer Corp.(1)                                 360,188

                 4,501,500  Dell Computer Corp.(1)                                   360,964

                 3,600,000  International Business Machines Corp.                    353,025

                 6,800,600  Sun Microsystems, Inc.(1)(2)                             232,708
                                                                          ----------------------

                                                                                   1,306,885
                                                                          ----------------------

CONSUMER PRODUCTS--4.1%

                 1,700,000  Avon Products, Inc.                                      111,350

                 1,945,600  Colgate-Palmolive Co.                                    125,978

                 3,150,000  Gillette Company                                         280,546

                 4,120,000  Procter & Gamble Co. (The)                               280,160

                 1,000,000  Ralston Purina Co.                                        89,750
                                                                          ----------------------

                                                                                     887,784
                                                                          ----------------------

See Notes to Financial Statements


8      ULTRA                                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                     ULTRA

OCTOBER 31, 1997

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

DIVERSIFIED COMPANIES--5.0%

                 9,000,000  General Electric Co. (U.S.)                       $     581,062

                 5,800,000  Tyco International Ltd.                                 218,950

                 5,500,000  Unilever N.V.                                           293,563
                                                                          ----------------------

                                                                                  1,093,575
                                                                          ----------------------


ELECTRICAL & ELECTRONIC  COMPONENTS--7.1%

                 4,732,000  Altera Corp.(1)(2)                                      209,835

                 3,269,000  Analog Devices, Inc.(1)                                  99,909

                   799,000  ASM Lithography Holding N.V.(1)                          58,727

                 3,000,000  Intel Corp.                                             231,094

                   800,000  KLA-Tencor Corporation(1)                                35,075

                 2,609,100  Maxim Integrated Products, Inc.(1)                      172,771

                 1,600,000  National Semiconductor Corp.(1)                          57,600

                   900,000  Siemens AG ORD                                           55,308

                 1,200,000  Teradyne, Inc.(1)                                        44,925

                 5,436,000  Texas Instruments Inc.                                  579,953
                                                                          ----------------------

                                                                                  1,545,197
                                                                          ----------------------

ENERGY (PRODUCTION & MARKETING)--0.7%

                   604,972  British Petroleum Co. plc ADR                            53,086

                 1,450,000  Cooper Cameron Corp.(1)                                 104,763
                                                                          ----------------------

                                                                                    157,849
                                                                          ----------------------

ENERGY (SERVICES)--3.0%

                 1,100,000  Baker Hughes Inc.                                        50,531

                   994,500  Diamond Offshore Drilling, Inc.                          61,908

                   400,000  Ensco International Inc.                                 16,825

                   270,000  Falcon Drilling Co. Inc.(1)                               9,821

                 2,900,000  Global Marine Inc.(1)                                    90,262

                 1,500,000  Nabors Industries, Inc.(1)                               61,688

                 1,050,000  Noble Drilling Corp.(1)                                  37,341

                 3,450,000  Schlumberger Ltd.                                       301,875

                   200,000  Transocean Offshore                                      10,800

                   250,000  Varco International, Inc.(1)                             15,234
                                                                          ----------------------

                                                                                    656,285
                                                                          ----------------------

FINANCIAL SERVICES--7.9%

                 4,400,000  American Express Credit Corp.                           343,200

                 2,100,000  Associates First Capital Corp.                          133,612

                 1,800,000  Deutsche Bank AG ORD                                    117,602

                 4,600,000  Federal Home Loan Mortgage
                              Corporation                                           174,225

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

                2,400,000  Federal National Mortgage Association              $     116,250

                  460,000  Franklin Resources, Inc.                                  41,343

                6,065,966  ING Groep N.V. ORD                                       253,761

                4,500,000  MBNA Corp.                                               118,406

                  400,000  Merrill Lynch & Co., Inc.                                 27,050

                3,100,000  Morgan Stanley, Dean Witter,
                              Discover & Co.                                        151,900

                3,550,000  Travelers Group, Inc.                                    248,500
                                                                          ----------------------

                                                                                  1,725,849
                                                                          ----------------------

HEALTHCARE--0.8%

                5,400,000  Healthsouth Rehabilitation Corp.(1)                      138,037

                  819,800  Oxford Health Plans, Inc.(1)                              21,187

                  169,600  United HealthCare Corp.                                    7,855
                                                                          ----------------------

                                                                                    167,079
                                                                          ----------------------

INDUSTRIAL EQUIPMENT & MACHINERY(3)

                   12,500  Mannesmann AG ORD                                          5,271
                                                                          ----------------------

INSURANCE--3.1%

                1,500,000  Allstate Corp.                                           124,406

                1,650,000  American International Group, Inc.                       168,403

                1,800,000  Chubb Corp. (The)                                        119,250

                2,615,000  Conseco Inc.                                             114,079

                  700,000  ITT Hartford Group, Inc.                                  56,700

                1,783,000  Skandia Forsakrings AB ORD                                83,140
                                                                          ----------------------

                                                                                    665,978
                                                                          ----------------------

LEISURE--2.8%

                1,000,000  Disney (Walt) Co.                                         82,250

                2,700,000  HFS, Inc.(1)                                             190,350

                5,419,500  Hilton Hotels Corporation                                166,988

                  500,000  Marriott International, Inc.                              34,875

                5,400,000  Mirage Resorts, Inc.(1)                                  135,000
                                                                          ----------------------

                                                                                    609,463
                                                                          ----------------------

MACHINERY & EQUIPMENT--0.9%

                6,169,500  Applied Materials, Inc.(1)                               205,714
                                                                          ----------------------

MEDICAL EQUIPMENT & SUPPLIES--0.8%

                1,000,000  Guidant Corp.                                             57,500

                2,400,000  Medtronic, Inc.                                          104,400

                  410,100  Thermo Electron Corp.(1)                                  15,302
                                                                          ----------------------

                                                                                    177,202
                                                                          ----------------------

See Notes to Financial Statements


     ANNUAL REPORT                                           ULTRA        9


                            SCHEDULE OF INVESTMENTS
                                     ULTRA

OCTOBER 31, 1997

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES--1.6%

                 1,700,000  Danka Business Systems PLC ADR                   $       62,900

                 3,550,000  Xerox Corp.                                             281,559
                                                                          ----------------------

                                                                                    344,459
                                                                          ----------------------

PHARMACEUTICALS--12.7%

                 4,050,000  Bristol-Myers Squibb Co.                                355,387

                   800,000  Elan Corp., plc ADR(1)                                   39,900

                 1,650,000  Johnson & Johnson                                        94,669

                 7,900,000  Lilly (Eli) & Co.                                       528,312

                 2,500,000  Merck & Co., Inc.                                       223,125

                   114,000  Novartis AG ORD                                         178,388

                 9,600,000  Pfizer, Inc.                                            679,200

                 2,450,000  Teva Pharmaceutical
                              Industries Ltd. ADR(2)                                114,461

                 3,950,000  Warner-Lambert Co.                                      565,591
                                                                          ----------------------

                                                                                  2,779,033
                                                                          ----------------------

RETAIL (APPAREL)--0.1%

                   443,700  TJX Companies, Inc. (The)                                13,145
                                                                          ----------------------

RETAIL (FOOD & DRUG)--1.2%

                 1,500,000  General Nutrition Companies, Inc.(1)                     47,062

                 3,350,000  Koninklijke Ahold NV ORD                                 85,461

                 2,005,000  Safeway Inc.(1)                                         116,541

                   500,000  Walgreen Co.                                             14,063
                                                                          ----------------------

                                                                                    263,127
                                                                          ----------------------

RETAIL (GENERAL MERCHANDISE)--2.0%

                 3,575,900  Costco Companies, Inc.(1)                               137,225

                 2,050,000  Dayton Hudson Corp.                                     128,766

                 4,600,000  Wal-Mart Stores, Inc.                                   161,575
                                                                          ----------------------

                                                                                    427,566
                                                                          ----------------------

RETAIL (SPECIALTY)--0.4%

                   900,000  Starbucks Corp.(1)(2)                                    29,756

                 2,100,000  U.S. Office Products Co.(1)                              65,363
                                                                          ----------------------

                                                                                     95,119
                                                                          ----------------------

TOBACCO--0.9%

                 4,931,700  Philip Morris Companies Inc.                            195,419
                                                                          ----------------------

TRANSPORTATION--0.4%

                 3,250,000  Republic Industries, Inc.(1)                             95,875
                                                                          ----------------------

Shares                      ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

UTILITIES--0.3%

                 1,820,300  AES Corp. (The)(1)                               $       72,129
                                                                          ----------------------

TOTAL COMMON STOCKS--97.0%                                                       21,163,611
                                                                          ----------------------
    (Cost $16,223,509)

PREFERRED STOCKS

COMMUNICATIONS SERVICES--0.2%

                   325,000  Worldcom, Inc.                                           38,208
                                                                          ----------------------

PRINTING & PUBLISHING--0.1%

                 1,500,000  News Corp. Ltd. ADR                                      26,625
                                                                          ----------------------

TOTAL PREFERRED STOCKS--0.3%                                                         64,833
                                                                          ----------------------
    (Cost $70,130)

TEMPORARY CASH INVESTMENTS(4)

       $50,000 par value FHLB Discount Notes,
              5.45%, 11/18/97                                                        50,000

       $260,000 par value FHLMC Discount Notes,
              5.42% - 5.48%, 11/6/97 through 12/17/97                               259,607

       $45,000 par value FNMA Discount Notes,
              5.46% - 5.47%, 11/24/97
              through 12/24/97                                                       44,845

       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint trading
              account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $148,070)                                 148,000

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $79,237)                                   79,200
                                                                          ----------------------

TOTAL TEMPORARY CASH INVESTMENTS--2.7%                                              581,652
                                                                          ----------------------
   (Cost $581,237)

TOTAL INVESTMENT SECURITIES--100.0%                                             $21,810,096
                                                                          ======================
   (Cost $16,874,876)

See Notes to Financial Statements


10      ULTRA                                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                     ULTRA

OCTOBER 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               ($ in Thousands)


           Contracts                   Settlement                                  Unrealized
            to Sell                      Dates                  Value                Loss
-----------------------------------------------------------------------------------------------

        200,380,205  CHF               11/28/97               $  143,353            $(2,354)

        273,505,183  DEM               11/28/97                  158,637             (1,464)

        326,573,128  FRF               11/28/97                   56,510               (309)

         37,619,091  GBP               11/28/97                   62,939               (341)

      1,064,758,310  NLG               11/28/97                  547,321             (1,322)

        652,367,606  SEK               11/28/97                   86,985               (262)
                                                      -----------------------------------------

                                                              $1,055,745            $(6,052)
                                                      =========================================
(Value on Settlement Date $1,061,797)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

DEM = German Mark

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

SEK = Swedish Krona

(1)   Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997.)

(3)   Industry is less than 0.05% of the Fund's total investment securities.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements


  ANNUAL REPORT                                                 ULTRA       11


                                     VISTA

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)
                                                                                   AVERAGE ANNUAL RETURNS
                                 6 MONTHS         1 YEAR          3 YEARS         5 YEARS        10 YEARS    LIFE OF FUND

INVESTOR CLASS (inception 11/25/83)
   Vista ........................ 26.68%           0.29%          15.65%          13.65%          15.62%        12.92%
   Russell 2500 Growth .......... 26.57%          21.85%          20.57%          17.22%          15.95%          --(2)

ADVISOR CLASS (inception 10/2/96)
   Vista ........................ 26.53%           0.15% .....................................................  -6.47%
   Russell 2500 Growth .......... 26.57%          21.85% ..................................................... 16.54%(3)

INSTITUTIONAL CLASS (inception 11/14/96)
   Vista ........................ 26.83% .....................................................................   0.17%
   Russell 2500 Growth .......... 26.57% ..................................................................... 17.54%(4)

----------

(1)   Returns for periods less than one year are not annualized.

(2)   Not available. Index data begins in 1986.

(3) For the period from 9/30/96 (the date nearest the class's inception for which data are available) to 10/31/97.

(4) For the period from 11/30/96 (the date nearest the class's inception for which data are available) to 10/31/97.

See pages 35, 36 and 37 for more information about share classes, the comparative indices and returns.

[line graph - data below]

GROWTH  OF  $10,000  OVER 10 YEARS  (Investor  Class)  $10,000  investment  made
10/31/97

                VISTA        RUSSELL 2500
                             GROWTH INDEX
10/31/87       $10,000        $10,000
10/31/88       $11,141        $12,196
10/31/89       $16,511        $14,998
10/31/90       $12,848        $11,601
10/31/91       $21,543        $19,414
10/31/92       $22,525        $19,849
10/31/93       $26,515        $24,609
10/31/94       $27,618        $25,066
10/31/95       $39,825        $30,947
10/31/96       $42,596        $36,055
10/31/97       $42,721        $43,933

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Vista's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Russell 2500 Growth Index does not.

PORTFOLIO AT A GLANCE

                                               10/31/97          10/31/96

Number of Companies                               59                61
Median Price/Earnings Ratio                      32.1              53.9
Portfolio Turnover                                96%               91%
Expense Ratio (for Investor Class)               1.00%             0.99%


12      VISTA                                  AMERICAN CENTURY INVESTMENTS


                                     VISTA

MANAGEMENT Q & A

    An interview with Glenn Fogle, portfolio manager on the Vista investment team. Note: All fund returns referenced in this interview are for Investor Class shares.

HOW DID THE FUND PERFORM?

    For  the  year  ended   October  31,  1997,   Vista's  total  return  was  a
disappointing 0.29%. The fund's benchmark, the Russell 2500 Growth index, returned 21.85% for the year. In the last six months, the fund recovered dramatically, with an impressive 26.68% gain, compared to 26.57% for its benchmark. However, that strong performance was offset by the fund's losses in the prior six-month period.

    Price volatility is a fact of life among small and midsize stocks. Still, this year was exceptional. In the first half of the period, large-cap stocks outperformed the stocks of smaller companies by a wide margin. In addition, performance was restricted to a fairly small group of stocks in each capitalization category. In the second half, the stocks of smaller companies rebounded sharply. The fund edged ahead of its benchmark as investors gained confidence in the high growth companies in which Vista invests.

WHAT ATTRACTED INVESTORS TO MID- AND SMALL-CAP GROWTH STOCKS?

    Two things seemed responsible. Several high profile, large-cap companies, including Coca-Cola and Gillette, announced disappointing earnings for the second quarter. This gave investors a heads-up that even global consumer franchises can stumble. Secondly, investors started to regain confidence in the earnings prospects of the high-growth companies we buy. The fourth quarter of 1996 and the first of 1997 were frustrating for us because, although many of our holdings met very high earnings expectations, investors doubted such growth could persist. As these companies continued to hit earnings targets in the second quarter, investors became more willing to pay the premium that high growth

[bar chart - data below]

VISTA'S ONE-YEAR RETURNS (Periods ended October 31)

                  VISTA        Russell 2500
                                  Growth
10/31/88          11.41%          21.96%
10/31/89          48.19%          22.98%
10/31/90         -22.17%         -22.65%
10/31/91          67.67%          67.34%
10/31/92           4.55%           2.24%
10/31/93          17.71%          23.98%
10/31/94           4.16%           1.86%
10/31/95          44.20%          23.46%
10/31/96           6.96%          16.51%
10/31/97           0.29%          21.85%

This chart illustrates the fund's returns over the past 10 years and compares them with the returns of the Russell 2500 Growth Index. Vista's total returns include operating expenses, while the Russell 2500 Growth Index's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

*Investor Class.


   ANNUAL REPORT                                                 VISTA       13


                                     VISTA

companies ordinarily command, especially since the premium had fallen over the past year.

    Many Vista holdings that were hardest hit in the first half of the fiscal year were the strongest contributors in the second half, affirming our decision to hold onto fast-growing companies despite short-term investor disaffection.

HOW DID YOU RESPOND TO THE MARKET'S 7.18% DROP ON OCTOBER 27?

    We checked on each of our holdings to see if there was any reason to doubt our confidence in their business prospects, and we added to those that had dropped to very attractive prices. We saw no reason to join a market move driven by psychological fears rather than economic factors.

WHAT STOCKS OR SECTORS ADDED MOST TO THE FUND'S STRONG RETURN FOR THE LAST SIX MONTHS OF THE PERIOD?

    The fund held a large weighting in energy service stocks due to the growth in earnings we saw coming in that sector. These stocks, many of which were purchased during the first half of the fiscal year, were the strongest contributors during the second half. New technology is enabling oil and gas companies to more accurately find--and more efficiently extract--reserves. Our holdings included firms that supply energy companies with both land and offshore rigs and boats to service offshore operations. The number of drilling rigs is down by half compared to 10 years ago and the cost and time to build new equipment is significant, giving tremendous pricing power to rig service companies.

    Among our other top performers were specialty software companies, including HBO & Company and Hyperion Software Corp. HBO provides software to help hospitals manage back-office administrative functions, track clinical data and manage patient information flow. Hyperion, a firm that provides financial accounting software, benefited from signing an agreement with a large international partner.

WHAT STOCKS OR SECTORS DETRACTED FROM FUND PERFORMANCE?

    Stocks that hurt performance in the second half of the year included Data General Corp. and Sequent Computer Systems, both of which manufacture computer servers. Both are making a transition to a new technology, generating uncertainty about their near-term prospects. Customers are deferring purchases until the transition is complete, which should occur in the first quarter. PairGain Technologies also was disappointing. The company sells products that increase the speed and information- carrying capacity of copper

TOP TEN HOLDINGS                                 % of fund investments
                                                As of             As of
                                               10/31/97          4/30/97
USA Waste Services, Inc.                        3.6%               3.4%
Sanmina Corp.                                   3.1%               2.7%
Jabil Circuit, Inc.                             3.0%               1.6%
Hyperion Software Corp.                         2.9%               1.4%
Centocor, Inc.                                  2.8%               2.0%
HBO & Co.                                       2.7%               2.9%
Smith International, Inc.                       2.6%               2.2%
Stage Stores, Inc.                              2.5%                --
Tidewater Inc.                                  2.5%               2.2%
U.S. Filter Corp.                               2.5%               2.3%


TOP FIVE INDUSTRIES                            % of fund investments
                                             As of              As of
                                            10/31/97           4/30/97

Electrical & Electronic Components           17.2%               7.0%
Energy (Services)                            14.1%              10.0%
Communications Equipment                      7.9%              10.4%
Biotechnology                                 7.5%               4.9%
Computer Software & Services                  7.4%              13.0%


14      VISTA                                  AMERICAN CENTURY INVESTMENTS


                                     VISTA

phone wires. The stock declined in the face of a price war initiated by competitors responding to PairGain's dominance of the market.

WHAT CHANGES DID YOU MAKE IN THE FUND'S INVESTMENT STRATEGY OR HOLDINGS DURING THE SIX MONTHS ENDED OCTOBER 31, 1997?

    We increased our holdings in energy services from 10% at April 30, 1997, to 14.1% six months later for the reasons described earlier. In addition, we continued to add to high-tech contract manufacturers, which are included in the electrical and electronic components category. Examples include Jabil Circuit, Inc. and Sanmina Corporation, which are benefiting from decisions by computer and telecommunications companies to outsource circuit board manufacturing and systems assembly to specialist companies.

    Retailers were another group that we added to over the summer. In the early 1990s, the proliferation of shopping malls led to excess retail capacity. In the mid-1990s, there was a winnowing out of the weaker players. The remaining companies are benefiting from better inventory control and less competition. Within this segment, we are finding the strongest earnings growth among discount and off-price retailers.

    On the sell side, we trimmed the fund's holdings of software companies, retaining those companies with the strongest earnings acceleration.

HAVE THERE BEEN ANY CHANGES IN THE FUND'S  MANAGEMENT TEAM?

    Yes, Arnold Douville has joined us as vice president and portfolio manager. Previously, Arnold was senior portfolio manager for Munder Capital Management, where he spent the last eight years and was responsible for the mid-cap growth effort. Portfolio manager John Seitzer, who has been on the Vista team for four years, will leave Vista to focus on management of Giftrust and New Opportunities, two funds with smaller capitalization ranges.

DO YOU SEE THE SHIFT IN FAVOR TOWARD SMALL- AND MID-CAP STOCKS CONTINUING?

    The market is not yet in love with small and mid-cap growth stocks, but at least it no longer hates them. In other words, from October, 1996, through March, 1997, investors seemed bent on reducing their exposure to smaller stocks. The selling pressure caused these stocks to badly trail large-cap indices and in the process created some very attractive opportunities. The market's preference has now broadened to include the rest of the market, which is an improvement but hardly a major shift in sentiment. However, if the large-cap stocks that have led the market for three years continue to see slower earnings growth, we would expect investors to become more interested in smaller stocks with more robust earnings growth.


 ANNUAL REPORT                                                 VISTA       15

                            SCHEDULE OF INVESTMENTS
                                     VISTA

OCTOBER 31, 1997

Shares                      ($ in Thousands)                                  Value
-----------------------------------------------------------------------------------------

COMMON STOCKS

BIOTECHNOLOGY--7.5%

                   600,000  Agouron Pharmaceuticals, Inc.(1)                 $ 27,337

                   846,000  BioChem Pharma Inc.(1)                             21,203

                 1,200,000  Centocor, Inc.(1)                                  52,725

                   650,000  IDEC Pharmaceuticals Corp.(1)(2)                   24,822

                   270,000  Protein Design Labs, Inc.(1)                       13,365
                                                                        ------------------

                                                                              139,452
                                                                        ------------------

BUSINESS SERVICES & SUPPLIES--5.4%

                   299,200  AccuStaff, Inc.(1)                                  8,546

                 1,000,000  Corrections Corp. of America(1)                    30,500

                   200,000  Quintiles Transnational Corp.(1)                   14,538

                 1,150,000  U.S. Filter Corp.(1)                               46,143
                                                                        ------------------

                                                                               99,727
                                                                        ------------------

COMMUNICATIONS EQUIPMENT--7.9%

                 1,350,000  Brightpoint, Inc.(1)(2)                            44,466

                   750,000  Comverse Technology, Inc.(1)(2)                    30,843

                 2,100,000  P-COM, Inc.(1)(2)                                  42,000

                 1,600,000  Scientific-Atlanta, Inc.                           29,700
                                                                        ------------------

                                                                              147,009
                                                                        ------------------

COMMUNICATIONS SERVICES--2.2%

                   670,000  Qwest Communications
                              International Inc.(1)                            41,414
                                                                        ------------------

COMPUTER SOFTWARE & SERVICES--7.4%

                 1,170,000  HBO & Co.                                          50,822

                 1,400,000  Hyperion Software Corp.(1)(2)                      53,200

                   673,000  McAfee Associates, Inc.(1)                         33,440
                                                                        ------------------

                                                                              137,462
                                                                        ------------------

COMPUTER SYSTEMS--2.8%

                   940,000  Data General Corp.(1)                              18,095

                 1,650,000  Sequent Computer Systems, Inc.(1)                  34,495
                                                                        ------------------

                                                                               52,590
                                                                        ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--17.2%

                 1,212,800  Jabil Circuit, Inc.(1)                             54,803

                   252,400  Lattice Semiconductor Corp.(1)                     12,596

                   800,000  Level One Communications, Inc.(1)                  35,800

                   505,000  Linear Technology Corp.                            31,720

                   740,000  Microchip Technology Inc.(1)                       29,369

Shares                       ($ in Thousands)                                   Value
------------------------------------------------------------------------------------------


                   770,000  Sanmina Corp.(1)(2)                             $  57,558

                   180,000  SMART Modular Technologies, Inc.(1)                 8,944

                 1,050,000  Solectron Corp.(1)                                 41,213

                   265,000  Uniphase Corp.(1)                                  17,606

                   650,000  Vitesse Semiconductor Corp.(1)                     28,234
                                                                        ------------------

                                                                              317,843
                                                                        ------------------

ENERGY (SERVICES)--14.1%

                   200,000  Atwood Oceanics, Inc.(1)                           22,150

                   563,000  Diamond Offshore Drilling, Inc.                    35,047

                 1,069,000  Marine Drilling Companies, Inc.(1)                 31,636

                   600,000  Petroleum Geo-Services A/S ADR(1)                  41,550

                   725,000  Sante Fe International                             35,661

                   637,000  Smith International, Inc.(1)                       48,571

                   710,000  Tidewater Inc.                                     46,638
                                                                        ------------------

                                                                              261,253
                                                                        ------------------

ENVIRONMENTAL SERVICES--5.2%

                   900,000  Browning-Ferris Industries, Inc.                   29,250

                 1,800,000  USA Waste Services, Inc.(1)                        66,600
                                                                        ------------------

                                                                               95,850
                                                                        ------------------

FINANCIAL SERVICES--2.1%

                   900,000  Green Tree Financial Corp.                         37,913
                                                                        ------------------

HEALTHCARE--2.8%

                 1,153,680  Concentra Managed Care, Inc.(1)                    37,567

                   322,500  Health Management Associates, Inc.(1)               7,861

                   267,300  Oxford Health Plans, Inc.(1)                        6,908
                                                                        ------------------

                                                                               52,336
                                                                        ------------------

MACHINERY & EQUIPMENT--1.3%

                   175,000  Diebold, Inc.                                       7,711

                   450,000  PRI Automation, Inc.(1)                            17,156
                                                                        ------------------

                                                                               24,867
                                                                        ------------------

MEDICAL EQUIPMENT & SUPPLIES--0.5%

                   175,000  Arterial Vascular Engineering, Inc.(1)              9,286
                                                                        ------------------

PHARMACEUTICALS--5.2%

                   425,000  Dura Pharmaceuticals, Inc.(1)(2)                   20,586

                   655,000  Jones Medical Industries, Inc.                     19,650

                   161,300  McKesson Corp.                                     17,310

                   810,000  Medicis Pharmaceutical Corp.(1)(2)                 38,728
                                                                        ------------------

                                                                               96,274
                                                                        ------------------

See Notes to Financial Statements


16      VISTA                                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                     VISTA

OCTOBER 31, 1997

Shares                      ($ in Thousands)                                   Value
------------------------------------------------------------------------------------------

RESTAURANTS--2.1%

                   950,000  CKE Restaurants, Inc.                         $    37,941
                                                                        ------------------

RETAIL (APPAREL)--6.8%

                   790,000  Jones Apparel Group, Inc.(1)                       40,191

                 1,052,000  Ross Stores, Inc.                                  39,450

                 1,300,000  Stage Stores, Inc.(1)                              47,125
                                                                        ------------------

                                                                              126,766
                                                                        ------------------

RETAIL (GENERAL MERCHANDISE)--4.6%

                 1,037,500  Consolidated Stores Corp.(1)                       41,370

                   300,000  Dayton Hudson Corp.                                18,844

                   375,200  Dillard Department Stores, Inc. Cl A               14,398

                   155,000  Kohl's Corp.(1)                                    10,404
                                                                        ------------------

                                                                               85,016
                                                                        ------------------

RETAIL (SPECIALTY)--1.1%

                   250,000  Corporate Express, Inc.(1)                          3,672

                   350,000  Fastenal Company                                   17,194
                                                                        ------------------

                                                                               20,866
                                                                        ------------------

TOTAL COMMON STOCKS--96.2%                                                  1,783,865
                                                                        ------------------
   (Cost $1,335,293)

TEMPORARY CASH INVESTMENTS--3.8%

   Repurchase Agreement, Morgan (J.P.) & Co. Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.66%, dated 10/31/97, due
    11/3/97 (Delivery value $70,033)
(Cost $70,000)                                                                 70,000
                                                                        -----------------

TOTAL INVESTMENT SECURITIES--100.0%                                        $1,853,865
                                                                        =================
   (Cost $1,405,293)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)   Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997.)

See Notes to Financial Statements


  ANNUAL REPORT                                                 VISTA       17

                     STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
                                                                            ULTRA                VISTA
ASSETS                                                               ($ in Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost of $16,874,876
   and $1,405,293, respectively) (Note 3 and Note 5) ...................  $21,810,096          $1,853,865

Foreign currency holdings, at value (identified cost of $4,627) ........     4,627                 --

Cash ...................................................................     36,278               5,908

Receivable for investments sold ........................................    500,058              52,007

Dividends and interest receivable ......................................     14,019                81
                                                                         -------------       --------------
                                                                           22,365,078           1,911,861
                                                                         -------------       --------------
LIABILITIES

Disbursements in excess of demand deposit cash .........................     10,869               2,228

Payable for forward foreign currency exchange contracts ................     6,052                 --

Payable for investments purchased ......................................    588,442              58,534

Payable for capital shares redeemed ....................................     14,203               1,153

Accrued management fees (Note 2) .......................................     19,574               1,718

Distribution fees payable (Note 2) .....................................       7                    2

Service fees payable (Note 2) ..........................................       7                    2

Other liabilities ......................................................       8                    2
                                                                         -------------       --------------
                                                                            639,162              63,639
                                                                         -------------       --------------
Net Assets .............................................................  $21,725,916          $1,848,222
                                                                         =============       ==============
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus). ...............................  $12,216,459          $1,304,158

Undistributed net investment income ....................................     12,202                --

Accumulated undistributed net realized gain on investment
   and foreign currency transactions ...................................    4,568,150           95,492

Net unrealized appreciation on investments and
   translation of assets and liabilities
   in foreign currencies (Note 3) ......................................    4,929,105            448,572
                                                                         -------------       --------------
                                                                           $21,725,916         $1,848,222
                                                                         =============       ==============
Investor Class, $0.01 Par Value ($ and shares in full)

Net assets ............................................................. $21,694,755,441     $1,828,088,457

Shares outstanding .....................................................   648,317,186         125,824,643

Net asset value per share ..............................................     $33.46              $14.53

Advisor Class, $0.01 Par Value ($ and shares in full)

Net assets .............................................................   $30,826,983         $6,553,268

Shares outstanding .....................................................     924,006             452,023

Net asset value per share ..............................................     $33.36              $14.50

Institutional Class, $0.01 Par Value ($ and shares in full)

Net assets .............................................................    $333,849           $13,580,664

Shares outstanding .....................................................     9,957               932,737

Net asset value per share ..............................................     $33.53              $14.56

See Notes to Financial Statements


18     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS

                           STATEMENTS OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

                                                                            ULTRA               VISTA
INVESTMENT INCOME                                                               ($ in Thousands)

Income:
Dividends (net of foreign taxes withheld of $2,736 and $0, respectively) ... $192,754            $1,773

Interest ...................................................................  19,425              3,472
                                                                          -------------       --------------
                                                                             212,179              5,245
                                                                          -------------       --------------
Expenses (Note 2):

Management fees ............................................................ 204,741             19,603

Distribution fees - Advisor Class ..........................................    50                 16

Shareholder service fees - Advisor Class ...................................    50                 16

Directors' fees and expenses ...............................................   208                 19
                                                                          -------------       --------------
                                                                             205,049             19,654
                                                                          -------------       --------------
Net investment income (loss) ...............................................  7,130             (14,409)
                                                                          -------------       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments. ...............................................................4,603,466            96,402

Foreign currency transactions ..............................................  6,202                --
                                                                          -------------       --------------
                                                                            4,609,668            96,402
                                                                          -------------       --------------
Change in net unrealized appreciation on:

Investments ................................................................(1,011,026)         (87,061)

Translation of assets and liabilities in foreign currencies ................  (7,133)              --
                                                                          -------------       --------------
                                                                            (1,018,159)         (87,061)
                                                                          -------------       --------------
Net realized and unrealized gain on investments ............................3,591,509             9,341
                                                                          -------------       --------------
Net Increase (Decrease) in Net Assets Resulting from Operations ............$3,598,639          $(5,068)
                                                                          =============       ==============

See Notes to Financial Statements


  ANNUAL REPORT                              STATEMENTS OF OPERATIONS       19


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         ULTRA                               VISTA
YEARS ENDED OCTOBER 31, 1997
AND OCTOBER 31, 1996

Increase (Decrease) in Net Assets                                 1997             1996              1997              1996

OPERATIONS                                                                            ($ in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) ..............................      $7,130          $(31,468)          $(14,409)         $(14,784)

Net realized gain on investments and foreign
 currency transactions ....................................    4,609,668         1,037,212           96,402            171,813

Change in net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies .....................................   (1,018,159)          777,976           (87,061)          (24,182)
                                                             -------------     --------------     -------------     --------------
Net increase (decrease) in net assets
resulting from operations .................................     3,598,639         1,783,720           (5,068)           132,847
                                                             -------------     --------------     -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains from investment transactions:

 Investor Class ...........................................    (1,044,611)         (673,603)         (168,260)         (111,473)

 Advisor Class ............................................       (778)               --               (449)              --

 Institutional Class ......................................       (547)               --               (225)              --

In excess of net realized gain:

 Investor Class ...........................................         --               (9,858)             --              (1,791)
                                                             -------------     --------------     -------------     --------------
Decrease in net assets from distributions .................    (1,045,936)         (683,461)         (168,934)         (113,264)
                                                             -------------     --------------     -------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets from
 capital share transactions ...............................      894,267          2,802,785          (259,254)          585,978
                                                             -------------     --------------     -------------     --------------
Net increase (decrease) in net assets .....................     3,446,970          3,903,044         (433,256)          605,561

NET ASSETS

Beginning of year .........................................    18,278,946         14,375,902         2,281,478         1,675,917
                                                             -------------     --------------     -------------     --------------
End of year ...............................................    $21,725,916        $18,278,946       $1,848,222        $2,281,478
                                                             =============     ==============     =============     ==============
Undistributed net investment income .......................      $12,181              --                --                --
                                                             =============     ==============     =============     ==============

See Notes to Financial Statements


20      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century--Twentieth Century Ultra Fund (Ultra) and American Century--Twentieth Century Vista Fund (Vista) (the Funds) are two of the thirteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra intends to pursue its objective by investing in medium and large size companies, while Vista invests in medium size and small companies. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

    FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


 ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       21


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

    INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the year ended October 31, 1997, were $100,921 for Ultra and $31,544 for Vista.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 1997, for Ultra and Vista totaled $21,342,093,931 and $1,812,475,709, respectively. Sales of investment securities, excluding short-term investments, totaled $21,899,972,196 and $2,222,040,840, respectively.

    As of October 31, 1997, accumulated net unrealized appreciation for Ultra and Vista was $4,904,076,352 and $444,550,401, respectively, based on the aggregate cost of investments for federal income tax purposes of $16,906,020,034 and $1,409,314,376, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $5,095,554,773 and $511,593,433 for Ultra and Vista, respectively, and unrealized depreciation of $191,478,421 and $67,043,032, respectively.


22      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    There are 750,000,000 shares of the Investor Class, 312,500,000 shares of the Advisor Class, and 125,000,000 shares of the Institutional Class authorized for issuance in Ultra. There are 500,000,000 shares of the Investor Class, 210,000,000 shares of the Advisor Class, and 80,000,000 shares of the Institutional Class authorized for issuance in Vista. Transactions in shares of the Funds were as follows:

                                                                         ULTRA                                    VISTA
                                                                  Shares           Amount                 Shares          Amount
INVESTOR CLASS                                                                             (In Thousands)

Year ended October 31, 1997

Sold ...................................................           189,167        $ 5,961,963             77,210        $ 1,099,918

Issued in reinvestment of distributions ................            35,345          1,024,466             11,437            164,509

Redeemed ...............................................          (194,910)        (6,109,186)          (107,997)        (1,538,006)
                                                               -----------        -----------        -----------        -----------
Net increase (decrease) ................................            29,602        $   877,243            (19,350)       $  (273,579)
                                                               ===========        ===========        ===========        ===========

INVESTOR CLASS

Year ended October 31, 1996

Sold ...................................................           194,099        $ 5,275,609             92,373        $ 1,404,556

Issued in reinvestment of distributions ................            26,782            669,557              7,805            109,657

Redeemed ...............................................          (114,976)        (3,155,542)           (61,545)          (934,295)
                                                               -----------        -----------        -----------        -----------
Net increase ...........................................           105,905        $ 2,789,624             38,633        $   579,918
                                                               ===========        ===========        ===========        ===========

ADVISOR CLASS

Year ended October 31, 1997

Sold ...................................................               793        $    25,705                389        $     5,265

Issued in reinvestment of distributions ................                27                778                 31                449

Redeemed ...............................................              (338)           (10,568)              (328)            (4,446)
                                                               -----------        -----------        -----------        -----------
Net increase ...........................................               482        $    15,915                 92        $     1,268
                                                               ===========        ===========        ===========        ===========

ADVISOR CLASS

October 2, 1996(1) through October 31, 1996

Sold ...................................................               443        $    13,191                364        $     6,124

Redeemed ...............................................                (1)               (30)                (4)               (64)
                                                               -----------        -----------        -----------        -----------
Net increase ...........................................               442        $    13,161                360        $     6,060
                                                               ===========        ===========        ===========        ===========

INSTITUTIONAL CLASS

November 14, 1996(2) through October 31, 1997

Sold ...................................................               334        $    10,284              1,145        $    15,662

Issued in reinvestment of distributions ................                19                547                 16                226

Redeemed ...............................................              (343)            (9,722)              (228)            (2,831)
                                                               -----------        -----------        -----------        -----------
Net increase ...........................................                10        $     1,109                933        $    13,057
                                                               ===========        ===========        ===========        ===========

----------
(1) Commencement of sale of the Advisor Class

(2) Commencement of sale of the Institutional Class.


 ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       23


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997, follows:


                                           Share                                  Realized                     October 31, 1997
                                          Balance       Purchase      Sales         Gain                      Share         Market
  Fund/Issuer                            10/31/96         Cost        Cost         (Loss)       Income       Balance         Value

ULTRA                                                                         ($ in Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Altera Corp.                                  --    $   352,056  $   149,646  $   (13,773)         --      4,732,000(1)  $   209,835

America Online Inc.                           --        369,876       63,402       18,029          --      6,059,300         466,566

Ascend Communications, Inc.             11,288,000      192,344      505,305      289,117          --           --              --

BMC Software, Inc.                       2,675,000       20,935       80,900       26,755          --      3,550,000(1)      213,888

C-Cube Microsystems Inc.                 2,750,000         --        102,346      (21,386)         --           --              --

Cascade Communications Corp.             7,450,000         --        107,335      174,582          --           --              --

Citrix Systems, Inc.                     1,900,000         --         73,263      (31,276)         --           --              --

DSP Communications, Inc.                      --         57,346       57,346      (36,516)         --           --              --

Chancellor Media Corp.(2)                2,172,500         --         51,271        2,593          --      1,700,000          93,287

FORE Systems, Inc.                       4,900,000         --         84,775       61,992          --           --              --

Iomega Corporation                       7,300,000         --        111,863       35,496          --           --              --

Lam Research Corp.                            --         93,792       93,792      (31,207)         --           --              --

LSI Logic Corp.                               --        301,177      301,177      (20,562)         --           --              --

Novellus Systems, Inc.                        --        127,347      127,347      (44,860)         --           --              --

Peoplesoft, Inc.                         2,900,000         --         81,015      164,390          --           --              --

Seagate Technology, Inc.                 2,350,000       80,178      229,144       25,795          --           --              --

Starbucks Corp.                          4,000,000         --         87,507       16,845          --        900,000          29,756

Storage Technology Corp.                 2,550,000       27,665      125,865        5,335          --           --              --

Sun Microsystems, Inc.                  13,450,000         --        382,331      226,780          --      6,800,600(1)      232,708

Teva Pharmaceutical
Industries Ltd. ADR                           --        156,245       22,903       (3,006)  $       564    2,450,000         114,461

U.S. Robotics Corp.                      6,600,000         --        159,325      219,154          --           --              --

Western Digital Corp.                         --        241,875      241,875       10,263          --           --              --
                                                    -----------  -----------  -----------   -----------                  -----------
                                                    $ 2,020,836  $ 3,239,733   $ 1,074,540  $       564                  $ 1,360,501
                                                    ===========  ===========   ===========  ===========                  ===========

VISTA
------------------------------------------------------------------------------------------------------------------------------------
Aspen Technology, Inc.                       500,000         --     $   23,569   $    8,737        --           --              --

Brightpoint, Inc.                               --     $   40,396       11,119        3,225        --      1,350,000(1)   $   44,466

Cognos Incorporated                        2,250,000         --         24,924       39,054        --           --              --

Comverse Technology, Inc.                  1,650,000        3,908       35,670       10,037        --        750,000          30,843

Dura Pharmaceuticals, Inc.                 2,200,000         --         33,421       39,141        --        425,000          20,586

Employee Solutions, Inc.                   2,600,000         --         42,840       (9,102)       --           --              --

Hyperion Software Corp.                         --         32,350         --           --          --      1,400,000          53,200

IDEC Pharmaceuticals Corp.                 1,000,000        4,006        9,872         (324)       --        650,000          24,822

Medicis Pharmaceutical Corp.                 450,000       37,235       20,695       10,146        --        810,000(1)       38,728

Oregon Metallurgical Corp.                   754,600        3,342       23,125       (5,850)       --           --              --

P-COM, Inc.                                  850,000        6,242         --           --          --      2,100,000(1)       42,000

PairGain Technologies, Inc.                2,200,000         --         51,536       65,355        --           --              --

Rational Software Corp.                    2,200,000         --         47,736      (11,780)       --           --              --

Sanmina Corp.                                387,500       27,112        7,386        2,186        --        770,000          57,558

Whole Foods Market, Inc.                     950,000         --         30,128       (8,993)       --           --              --
                                                       ----------   ----------     --------  ----------                   ----------
                                                       $  154,591   $  362,021     $141,832        --                     $  312,203
                                                       ==========   ==========     ========  ==========                   ==========

----------------

(1) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

(2)   Formerly known as Evergreen Media Corporation.


24      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                                     ULTRA

                  For a Share Outstanding Throughout the Years Ended October 31

                                                                               Investor Class

                                                           1997         1996         1995         1994         1993
PER-SHARE DATA

Net Asset Value, Beginning of Year ...................... $29.52       $28.03       $21.16       $21.61       $15.46
                                                       ----------   -----------  -----------  ----------   ----------
Income From Investment Operations

   Net Investment Income (Loss) ......................... 0.01(1)     (0.05)(1)    (0.07)(1)     (0.03)       (0.09)

   Net Realized and Unrealized Gain (Loss)
   on Investment Transactions ...........................  5.62         2.84         7.58        (0.42)        6.24
                                                       ----------   -----------  -----------  ----------   ----------
   Total From Investment Operations .....................  5.63         2.79         7.51        (0.45)        6.15
                                                       ----------   -----------  -----------  ----------   ----------
Distributions

   From Net Realized Gains on Investment Transactions ... (1.69)       (1.19)       (0.64)         --          --

   Distributions in Excess of Net Realized Gains ........   --        (0.11)          --           --          --
                                                       ----------   -----------  -----------  ----------   ----------
   Total Distributions .................................. (1.69)       (1.30)       (0.64)         --          --
                                                       ----------   -----------  -----------  ----------   ----------
Net Asset Value, End of Year ............................ $33.46       $29.52       $28.03       $21.16       $21.61
                                                       ==========   ===========  ===========  ==========   ==========
   Total Return(2) ...................................... 19.95%       10.79%       36.89%       (2.08)%      39.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......  1.00%        1.00%        1.00%        1.00%        1.00%

Ratio of Net Investment Income to Average Net Assets ....  0.03%       (0.20)%      (0.30)%      (0.10)%      (0.60)%

Portfolio Turnover Rate .................................  107%          87%          87%          78%          53%

Average Commission Paid per
Investment Security Traded .............................. $0.0398      $0.0350      $0.0330       --(3)        --(3)

Net Assets, End of Year (in millions) ................... $21,695      $18,266      $14,376      $10,344      $8,037

----------
(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


  ANNUAL REPORT                                   FINANCIAL HIGHLIGHTS       25


                             FINANCIAL HIGHLIGHTS
                                     ULTRA

 For a Share Outstanding Throughout the Year Ended October 31 (except as noted)

                                                                            Advisor Class

                                                                         1997         1996(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .................................. $29.52        $29.55
                                                                     ----------   -----------
Income From Investment Operations

  Net Investment Loss(2)   ............................................ (0.07)        (0.02)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..  5.60         (0.01)
                                                                     ----------   -----------
  Total From Investment Operations ....................................  5.53         (0.03)
                                                                     ----------   -----------
Distributions

  From Net Realized Gains on Investment Transactions .................. (1.69)          --
                                                                     ----------   -----------
Net Asset Value, End of Period ........................................ $33.36        $29.52
                                                                     ==========   ===========
  Total Return(3) ..................................................... 19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....................  1.25%       1.25%(4)

Ratio of Net Investment Income to Average Net Assets .................. (0.22)%     (0.80)%(4)

Portfolio Turnover Rate ...............................................  107%           87%

Average Commission Paid per Investment Security Traded ................ $0.0398       $0.0350

Net Assets, End of Period (in millions) ...............................    $31           $13

----------
(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                     ULTRA

               For a Share Outstanding Throughout the Period Ended as Indicated

                                                                   Institutional
                                                                       Class

                                                                       1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................................  $30.78
                                                                    -----------
Income From Investment Operations

  Net Investment Income(2) ..........................................   0.06

  Net Realized and Unrealized Gain on Investment Transactions .......   4.38
                                                                    -----------
  Total From Investment Operations ..................................   4.44
                                                                    -----------
Distributions

  From Net Realized Gains on Investment Transactions ................  (1.69)
                                                                    -----------
Net Asset Value, End of Period ......................................  $33.53
                                                                    ===========
  Total Return(3) ...................................................  15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...................  0.80%(4)

Ratio of Net Investment Income to Average Net Assets ................  0.23%(4)

Portfolio Turnover Rate .............................................    107%

Average Commission Paid per Investment Security Traded ..............  $0.0398

Net Assets, End of Period (in thousands) ............................    $334

----------
(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(4)  Annualized.

See Notes to Financial Statements


  ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       27


                             FINANCIAL HIGHLIGHTS
                                     VISTA

                  For a Share Outstanding Throughout the Years Ended October 31

                                                                                 Investor Class

                                                            1997         1996         1995         1994         1993

PER-SHARE DATA

Net Asset Value, Beginning of Year .....................   $15.68       $15.73       $10.94       $12.24       $11.01
                                                         -----------  ----------  -----------  -----------  -----------
Income From Investment Operations

   Net Investment Loss .................................  (0.10)(1)    (0.11)(1)    (0.08)(1)     (0.08)       (0.07)

   Net Realized and Unrealized Gain
   on Investment Transactions ..........................    0.13         1.09         4.90         0.45         1.95
                                                         -----------  ----------  -----------  -----------  -----------
   Total From Investment Operations ....................    0.03         0.98         4.82         0.37         1.88
                                                         -----------  ----------  -----------  -----------  -----------
Distributions

   From Net Realized Gains on Investment Transactions ..   (1.18)       (1.02)       (0.03)       (1.66)       (0.64)

   Distributions in Excess of Net Realized Gains .......      --        (0.01)          --        (0.01)       (0.01)
                                                         -----------  ----------  -----------  -----------  -----------
   Total Distributions .................................   (1.18)       (1.03)       (0.03)       (1.67)       (0.65)
                                                         -----------  ----------  -----------  -----------  -----------
Net Asset Value, End of Year ...........................   $14.53       $15.68       $15.73       $10.94       $12.24
                                                         ===========  ==========  ===========  ===========  ===========
   Total Return(2) .....................................    0.29%        6.96%       44.20%        4.16%       17.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......    1.00%        0.99%        0.98%        1.00%        1.00%

Ratio of Net Investment Income to Average Net Assets ...   (0.73)%      (0.70)%      (0.60)%      (0.80)%      (0.60)%

Portfolio Turnover Rate ................................     96%          91%          89%         111%         133%

Average Commission Paid per
Investment Security Traded .............................   $0.0292      $0.0280      $0.0330       --(3)        --(3)

Net Assets, End of Year (in millions) ..................   $1,828       $2,276       $1,676        $792         $847

----------
(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


28      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                     VISTA

 For a Share Outstanding Throughout the Year Ended October 31 (except as noted)

                                                                            Advisor Class

                                                                          1997          1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................................  $15.67         $16.87
                                                                     -----------      ----------
Income From Investment Operations

  Net Investment Loss(2) ..............................................  (0.14)         (0.02)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..   0.15          (1.18)
                                                                     -----------      ----------
  Total From Investment Operations ....................................   0.01          (1.20)
                                                                     -----------      ----------
Distributions

  From Net Realized Gains on Investment Transactions ..................  (1.18)           --
                                                                     -----------      ----------
Net Asset Value, End of Period ........................................  $14.50         $15.67
                                                                     ===========      ==========
  Total Return(3) .....................................................   0.15%         (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....................   1.25%        1.25%(4)

Ratio of Net Investment Income to Average Net Assets ..................  (0.98)%      (1.20)%(4)

Portfolio Turnover Rate ...............................................    96%            91%

Average Commission Paid per Investment Security Traded ................  $0.0292        $0.0280

Net Assets, End of Period (in millions) ...............................    $7             $6

----------
(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


  ANNUAL REPORT                                   FINANCIAL HIGHLIGHTS      29


                             FINANCIAL HIGHLIGHTS
                                     VISTA

               For a Share Outstanding Throughout the Period Ended as Indicated

                                  Institutional
                                      Class

                                                             1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .....................    $15.73
                                                          -----------
Income From Investment Operations

  Net Investment Loss(2) .................................    (0.07)

  Net Realized and Unrealized Gain
  on Investment Transactions .............................     0.08
                                                          -----------
  Total From Investment Operations .......................     0.01
                                                          -----------
Distributions

  From Net Realized Gains on Investment Transactions .....    (1.18)
                                                          -----------
Net Asset Value, End of Period ...........................    $14.56
                                                          ===========
  Total Return(3) ........................................     0.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........   0.80%(4)

Ratio of Net Investment Income to Average Net Assets .....  (0.53)%(4)

Portfolio Turnover Rate ..................................      96%

Average Commission Paid per Investment Security Traded ...    $0.0292

Net Assets, End of Period (in millions) ..................      $14
----------
(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


30      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century-Twentieth Century Ultra Fund and American Century-Twentieth Century Vista Fund (the "Funds"), two of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the periods in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century-Twentieth Century Ultra Fund and American Century-Twentieth Century Vista Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Kansas City, Missouri

December 3, 1997


ANNUAL REPORT                           INDEPENDENT AUDITORS' REPORT      31


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                                            ULTRA                 VISTA

James E. Stowers, Jr.

                      For:               333,216,610            83,600,220

                      Withheld:           14,428,545             1,860,858



James E. Stowers III

                      For:               333,191,701            83,506,007

                      Withheld:           14,450,454             1,955,071



Thomas A. Brown

                      For:               333,577,760            83,686,967

                      Withheld:           14,064,395             1,774,111



Robert W. Doering, M.D.

                      For:               331,369,558            83,596,789

                      Withheld:           16,272,597             1,864,289



D.D. (Del) Hock

                      For:               333,446,334            83,645,571

                      Withheld:           14,195,821             1,815,507



Linsley L. Lundgaard

                      For:               333,199,040            83,581,170

                      Withheld:           14,443,115             1,879,908



Donald H. Pratt

                      For:               333,562,568            83,691,966

                      Withheld:           14,079,587             1,769,112



Lloyd T. Silver, Jr.

                      For:               333,399,412            83,636,835

                      Withheld:           14,242,743             1,824,243



M. Jeannine Strandjord

                      For:               333,537,559            83,676,180

                      Withheld:           14,104,596             1,784,898


PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                                             ULTRA

                      INVESTOR              ADVISOR            INSTITUTIONAL

For:                 320,946,954            532,862                3,523

Against:               8,933,649               0                    0

Abstain:               9,319,015               0                    0
Broker Non-Vote:       8,442,537              --                   --


                                            VISTA

                     INVESTOR              ADVISOR          INSTITUTIONAL

For:                80,811,561             423,136             925,466

Against:             2,255,944                0                   0

Abstain:               494,782                0                   0

Broker Non-Vote:     1,898,791               --                    --

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                       ULTRA                  VISTA

For:                333,942,679             83,333,465

Against:              6,003,562              1,699,374

Abstain:              7,695,914                428,239


32      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

PROPOSAL 4:

To vote on the adoption of standardized investment limitations for the following items.


* Eliminate the fundamental investment limitation concerning diversification of investments.

                                        ULTRA                   VISTA

    For:                             306,258,167                 77,382,657

    Against:                          20,302,465                  5,470,985

    Abstain:                          12,638,986                    708,645

    Broker Non-Vote:                   8,442,537                  1,898,791


* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                        ULTRA                   VISTA

    For:                             306,323,938                 77,245,225

    Against:                          20,063,472                  5,582,232

    Abstain:                          12,812,208                    734,830

    Broker Non-Vote:                   8,442,537                  1,898,791


*  Amend the fundamental investment limitation concerning borrowing.

                                        ULTRA                   VISTA

    For:                             304,879,890                 77,067,102

    Against:                          21,561,579                  5,762,051

    Abstain:                          12,758,149                    733,134

    Broker Non-Vote:                   8,442,537                  1,898,791


*  Amend the fundamental investment limitation concerning lending.

                                        ULTRA                   VISTA

    For:                             305,112,085                 77,123,180

    Against:                          21,318,492                  5,698,121

    Abstain:                          12,769,041                    740,986

    Broker Non-Vote:                   8,442,537                  1,898,791

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                        ULTRA                   VISTA

    For:                             305,885,074                 77,183,010

    Against:                          20,694,683                  5,643,535

    Abstain:                          12,619,861                    735,742

    Broker Non-Vote:                   8,442,537                  1,898,791


* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                                        ULTRA                   VISTA

    For:                             305,730,385                 77,245,750

    Against:                          20,755,603                  5,588,288

    Abstain:                          12,713,630                    728,249

    Broker Non-Vote:                   8,442,537                  1,898,791


*  Eliminate  the  fundamental   limitation   concerning   investment  in  other
   investment companies.

                                        ULTRA                   VISTA

    For:                             306,692,930                 77,357,316

    Against:                          19,875,071                  5,494,207

    Abstain:                          12,631,617                    710,764

    Broker Non-Vote:                   8,442,537                  1,898,791


* Amend the fundamental investment limitation concerning investments in real estate.

                                        ULTRA                   VISTA

    For:                             306,953,271                 77,368,211

    Against:                          19,674,340                  5,483,149

    Abstain:                          12,572,007                    710,927

    Broker Non-Vote:                   8,442,537                  1,898,791



   ANNUAL REPORT                                  PROXY VOTING RESULTS       33


                             PROXY VOTING RESULTS

*  Amend the fundamental investment limitation concerning underwriting.

                                        ULTRA                   VISTA

    For:                             306,691,497                 77,336,572

    Against:                          19,693,296                  5,481,256

    Abstain:                          12,814,825                    744,459

    Broker Non-Vote:                   8,442,537                  1,898,791


*  Amend the fundamental investment limitation concerning commodities.

                                        ULTRA                   VISTA

    For:                             305,433,295                 77,098,208

    Against:                          21,071,772                  5,732,390

    Abstain:                          12,694,551                    731,689

    Broker Non-Vote:                   8,442,537                  1,898,791


* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                                        ULTRA                   VISTA

    For:                             306,697,491                 77,363,282

    Against:                          19,835,914                  5,487,247

    Abstain:                          12,666,213                    711,758

    Broker Non-Vote:                   8,442,537                  1,898,791


*  Eliminate the fundamental limitation concerning short sales.

                                        ULTRA                   VISTA

    For:                             305,965,122                 77,209,770

    Against:                          20,781,869                  5,631,820

    Abstain:                          12,452,627                    720,697

    Broker Non-Vote:                   8,442,537                  1,898,791


* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                        ULTRA                   VISTA

    For:                             305,736,551                 77,125,010

    Against:                          21,034,574                  5,718,942

    Abstain:                          12,428,493                    718,335

    Broker Non-Vote:                   8,442,537                  1,898,791


34      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                      SHARE CLASS AND RETIREMENT ACCOUNT

                                  INFORMATION

SHARE CLASSES

    Until September 3, 1996, Ultra and Vista issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors, who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for the Ultra and Vista funds. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of Ultra and Vista shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


   ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION       35


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    TWENTIETH CENTURY ULTRA generally invests in the securities of mid-sized and larger companies that exhibit growth. It will typically have significant price fluctuations.

    TWENTIETH CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

    The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS

    ULTRA:

    Portfolio Managers                   Jim Stowers III
                                         Bruce Wimberly

    VISTA:
    Portfolio Managers                   Glenn Fogle
                                         Arnold Douville
--------------------------------------------------------------------------------

36      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 25-30.


PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Share-holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


  ANNUAL REPORT                                              GLOSSARY       37

[american century logo}
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10467      Recycled

                                     ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                                OCTOBER 31, 1997

                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                    Giftrust


                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Independent Auditors' Report ..............................................   16
Proxy Voting Results ......................................................   17
Background Information
           Investment Philosophy and Policies .............................   20
           Comparative Indices ............................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------

                                                               Giftrust


We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.


Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.

                                                   AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Returns in the U.S. stock market were strong across capitalization ranges, with the stocks of large- and medium-sized companies posting the best gains and small-cap stocks not far behind.

* The S&P 500's total return for the year ended October 31, 1997, was 32.10%, compared to 32.67% for the S&P MidCap 400 and 29.33% for the Russell 2000.

* The strong gains were attributable to the continuing U.S. economic expansion, which is the third longest since World War II. Although the market indices had a strong showing, the ride was not smooth.

* Gains for small- and mid-cap  stocks  surpassed  large-cap  returns in August,
  following   earnings   disappointments  by  several   multinational   consumer
  companies.

* Stocks of all sizes faltered in October, as the market reacted to turmoil in southeast Asian markets.

GIFTRUST

* For the year ended October 31, 1997, Giftrust's total return was 1.95%. During the last six months of the period, the fund rebounded sharply, posting an impressive 34.78% return.


GIFTRUST

TOTAL RETURNS:         AS OF 10/31/97
     6 Months                  34.78%*
     1 Year                     1.95%

NET ASSETS:                $1 billion
     (AS OF 10/31/97)

INCEPTION DATE:              11/25/83

TICKER SYMBOL:                  TWGTX

(*)Not annualized.

* A strong rally in small- and mid-cap growth stocks helped the fund outperform its benchmark during the second half. However, that performance was offset by the fund's losses in the prior six-month period.

* The fund's long-term performance remains excellent, with an average annual return over 10 years of 22.43%.

* During fiscal 1997, we established a large weighting in selected energy stocks due to the rapid growth in earnings in sectors of that industry. These stocks were the strongest contributors during the second half of the year.

* Specialty software companies that hurt the fund early in the year rebounded dramatically after an April correction in technology stocks.

* The fund's holdings in high-tech contract manufacturers increased during the final six months. Firms such as Jabil Circuit, Inc. are benefiting from decisions by computer and telecommunications companies to outsource circuit board manufacturing and systems assembly to specialist companies.

* Finally, positions in software companies were trimmed to retain those holdings with the strongest earnings acceleration.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                           REPORT HIGHLIGHTS      1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The stock market's bull run continued in 1997, although there were a few stumbles. In August, several widely-held companies announced earnings disappointments and, in October, currency devaluations in southeast Asia rumbled through markets worldwide. The U.S. market rebounded after each period of turbulence, as the underlying strength of the economy supported a continued advance in stock prices. Despite fallout from Asian markets, there are many reasons to believe strong stock performance will continue. Fundamental indicators of the U.S. economy's health remain solid, providing an environment for companies to build earnings while surrendering only a small percentage of their gains to inflation.

    Not all investors participated equally in the market's performance. Our funds that invest in the stocks of small and mid-sized companies had a disappointing fiscal year. We have increased our focus on these funds to provide additional staffing and other resources the team needs to achieve improved returns. We are not satisfied with results of the past year and are committed to doing better.

    In 1998, American Century will enter its 40th year, a landmark few mutual fund companies can claim. During the 1990s, we have broadened our range of investment choices dramatically. Today, American Century offers nearly 70 funds, enabling us to meet a wide array of investor objectives.

    The  company's   tradition  of  creating  new  opportunities  for  investors continued in July, when we announced that J.P. Morgan had agreed to become a significant minority shareholder in American Century. For more than 150 years, J.P. Morgan has served institutions, governments and individuals with complex financial needs. Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. This proposed business partnership will allow us to expand and enhance the investment services we provide investors.

    These are interesting times to be in the mutual fund industry, whether as an investor or a CEO. Some analysts see inflation on the horizon. Others see deflation, as global competition forces prices downward. Meanwhile, investors enjoy new choices when investing for retirement, including the expanded opportunities provided by the Taxpayer Relief Act of 1997. Whatever your needs or outlook, we hope you will give us an opportunity to help you reach your financial goals.

Sincerely,



/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


2      OUR MESSAGE TO YOU                           AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

THE YEAR IN REVIEW

    On October 31, 1997, the U.S. economic expansion completed its eightieth month, making it the third longest since World War II. A 106-month-long period of sustained economic growth in the 1960s is the record holder, followed by a 92-month spell in the 1980s. What differentiates the recent expansion from earlier ones is low inflation, with an average annual rate of just over 2% during the decade and just 1.8% for the 10 months of 1997. Wage pressure, a key component of inflation, has yet to materialize despite the lowest unemployment rates since the early 1970s. U.S. corporations have used restructurings and technological advances to increase productivity more rapidly than the demand for labor. In the absence of inflationary pressure, interest rates have been low, reducing corporate borrowing costs. As a result, profit margins are at their highest levels since 1969 and the economy has benefited greatly. It grew at a torrid annual pace of 4.9% in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained strong, at annual rates of 3.3% each quarter.

THE MARKETS

    The stock market reflected this period of economic growth, with all sectors showing robust returns. The chart above captures the market's climb during the year ended October 31, 1997. Although the indices had a strong showing, the ride was not smooth, with unusually high levels of volatility and volumes of shares traded setting records in August and October. Whereas the S&P 500 was far ahead of the other indices at April 30, 1997, the gap had closed six months later.

[line graph - data below]

U.S. Stock Market Performance
Growth of $1.00 for the year ended October 31, 1997

             S&P 500    S&P 400   Russell 2000
10/31/96      $1.00      $1.00      $1.00
11/30/96      $1.07      $1.06      $1.04
12/31/96      $1.06      $1.06      $1.07
1/31/97       $1.12      $1.10      $1.09
2/28/97       $1.13      $1.09      $1.06
3/31/97       $1.08      $1.04      $1.01
4/30/97       $1.15      $1.07      $1.02
5/31/97       $1.21      $1.16      $1.13
6/30/97       $1.27      $1.20      $1.18
7/31/97       $1.37      $1.31      $1.23
8/31/97       $1.29      $1.31      $1.26
9/30/97       $1.37      $1.39      $1.35
10/31/97      $1.32      $1.33      $1.29

Comparative One-Year Returns for the year ended October 31, 1997
S&P 500             32.10%
S&P MidCap 400      32.67%
Russell 2000        29.33%

SOURCE: LIPPER ANALYTICAL SERVICES, INC.

    A handful of large, multinational stocks continued their two-year dominance of the market until August, when Coca-Cola and Gillette announced earnings disappointments. Other large companies followed with similar announcements, leading to an abrupt halt in the market's relentless upward march and the outperformance of large stocks. The S&P 500 Index was down 5.8% for the month of August.

    Stock prices resumed their upward move in September; however, the gains of small- and mid-cap stocks exceeded those of large caps. October saw another reversal as the market reacted to news of currency devaluations across southeast Asia. Those devaluations sent market indices plummeting in such emerging markets as Thailand, Malaysia and Singapore. U.S. investors started paying attention when the panic selling reached Hong Kong and European markets. The S&P 500 dropped 3.45% in October, the S&P MidCap 400 dropped 4.35% and the Russell 2000 fell 4.39% amid fears that the sell-off overseas would translate into reduced corporate profits for U.S. multinational companies in 1998.

    The relative outperformance of medium- and small-cap stocks later in the year resulted from several factors. These companies' profits are not as dependent on foreign trade as the profits of larger companies; small companies were not tainted by the earnings disappointments that hurt the large-cap sector over the summer; and small-cap prices had reached very attractive levels relative to earnings, positioning them for a strong rebound.


ANNUAL REPORT                                        MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                             AVERAGE ANNUAL RETURNS

                     6 MONTHS    1 YEAR    3 YEARS    5 YEARS    10 YEARS   LIFE OF FUND(2)
-------------------------------------------------------------------------------------------
Giftrust               34.78%     1.95%     14.02%     22.35%     22.43%        19.76%
Russell 2000 Growth    30.70%    21.08%     18.28%     15.92%     14.10%         9.62%(3)

----------
(1) Returns for periods less than one year are not annualized.

(2) Inception was November 25, 1983.

(3) Return since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 20 and 21 for more information about the Russell 2000 Growth Index and returns.

[mountian graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
VALUE ON 10/31/97:   $75,736  GIFTRUST
                     $37,395  RUSSELL 2000 GROWTH

            GIFTRUST  RUSSELL 2000 GROWTH
DATE       ACCT VALUE    ACCT VALUE
10/31/87    $10,000      $10,000
10/31/88    $11,629      $12,312
10/31/89    $17,422      $14,617
10/31/90    $13,975      $10,767
10/31/91    $25,024      $17,930
10/31/92    $27,608      $17,866
10/31/93    $43,027      $22,809
10/31/94    $51,095      $22,601
10/31/95    $67,709      $27,254
10/31/96    $74,290      $30,886

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing Giftrust's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Russell 2000 Growth Index does not. 10/31/97 $75,736 $37,395.


PORTFOLIO AT A GLANCE
                                  10/31/97       10/31/96

Number of Companies                67            70
Median Price/Earnings Ratio        31.8          47.8
Portfolio Turnover                 118%          121%
Expense Ratio                      1.00%         0.98%


4   PERFORMANCE & PORTFOLIO INFORMATION             AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Glenn Fogle and John Seitzer, portfolio managers on the Giftrust investment team.

How did the fund perform?

    For the year ended October 31, 1997, Giftrust's total return was a disappointing 1.95%. The fund's benchmark, the Russell 2000 Growth Index, returned 21.08% for the year. The fund had an impressive 34.78% return during the final six months of the period, compared to a 30.70% return for its benchmark. In the second half of our fiscal year, small- and medium-capitalization stocks enjoyed a strong rebound as investors' faith in large-cap stocks faltered. However, the fund's excellent performance in the second half was offset by its losses in the first six months.

    Despite the volatility of 1997, the fund maintains an excellent long-term record, with an average annual return of 22.43% over the past decade.

    Price volatility is a fact of life among smaller stocks. Still, this year was exceptional. In the first half of the period, large-cap stocks outperformed the stocks of smaller companies by a wide margin. In addition, performance was restricted to a fairly small group of stocks in each capitalization category. In the second half, the stocks of smaller companies rebounded sharply. The fund outperformed its benchmark as investors regained confidence in the high growth companies in which Giftrust invests.

What attracted investors to mid- and small-cap growth stocks?

    Two things seemed responsible. Several high profile, large-cap companies, including Coca-Cola and Gillette, announced disappointing earnings for the second quarter. This gave investors a heads-up that even large, global consumer franchises can stumble. Secondly, investors started to gain confidence in the earnings prospects of the high growth companies we buy. The fourth quarter of 1996 and the first of 1997 were frustrating for us because, although many of our holdings met very high earnings expectations, investors doubted that such growth could continue. As these companies continued to hit earnings targets, investors became more willing to pay the premium that high growth companies ordinarily command, especially since the premium had fallen over the past year.

[bar chart - data below]

GIFTRUST'S ONE-YEAR RETURNS OVER TEN YEARS (Periods ended October 31)

            GIFTRUST  RUSSELL 2000 GROWTH
DATE         RETURN     RETURN
10/31/88     16.28%     23.12%
10/31/89     49.81%     18.72%
10/31/90    -19.77%    -26.34%
10/31/91     79.04%     66.53%
10/31/92     10.32%     -0.36%
10/31/93     55.84%     27.67%
10/31/94     18.75%     -0.91%
10/31/95     32.52%     20.59%
10/31/96      9.72%     13.33%
10/31/97      1.95%     21.08%

This chart illustrates the fund's returns over the past 10 years and compares them with the Russell 2000 Growth's returns. Giftrust's total returns include operating expenses, while the Russell 2000 Growth's returns do not. See page 20 for a description of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


ANNUAL REPORT                                           MANAGEMENT Q & A       5


                               MANAGEMENT Q & A

How did you respond to the market's 7.18% drop on October 27?

    We checked on each of our holdings to see if there were any reason to doubt our confidence in their business prospects, and we added to holdings that had dropped to very attractive prices. We saw no reason to join a market move driven by psychological fears rather than economic factors.

What stocks or sectors added most to returns during the final six months of the year?

    The fund held a large weighting in energy service stocks due to the growth in earnings we saw coming in that sector. These stocks, many of which were purchased during the first half of the fiscal year, were the strongest contributors during the second half. New technology is enabling oil and gas companies to more accurately find, and more efficiently extract, oil and gas reserves. Our holdings included firms that supply energy companies with both land rigs and offshore rigs, as well as boats to service offshore operations. The number of drilling rigs is down by half compared to 10 years ago and the cost and time to build new equipment is significant, giving tremendous pricing power to rig service companies.

    Among our other top performers were specialty software companies, including HBO & Company and CBT Group Plc. HBO provides software to help hospitals manage back-office administrative functions, track clinical data and manage patient information flow. CBT develops computer-based training programs for technology workers. Both companies rebounded from market disfavor in the first half.

    Two other sectors that contributed greatly to performance -- computer software and electronic components -- were also sectors where many of the fund's holdings were concentrated. Even though investment decisions are made on a stock-by-stock basis, significant weightings often develop in sectors that are experiencing faster growth than the economy at large.

What stocks or sectors detracted from fund performance?

    The fund's biggest disappointment came from Spectrian Corp., which makes amplifiers for wireless service providers. These amplifiers improve the transmission of cellular calls. The company's stock fell after its largest customer, Northern Telecom, forecast slower orders. The slide was compounded by the market's skittishness in October. PairGain Technologies was also disappointing. The company sells products that increase the speed and information-carrying capacity of copper phone wires. The stock declined in the face of a price war initiated by competitors who are frustrated by PairGain's dominance of the market.

 TOP TEN HOLDINGS                      % of fund investments

                                        As of         As of
                                       10/31/97      4/30/97

Trico Marine Services, Inc.              3.2%         1.8%
CBT Group Plc ADR                        3.1%         2.5%
Jabil Circuit, Inc.                      2.6%         2.5%
P-COM, Inc.                              2.5%         2.5%
Applied Graphics Technologies, Inc.      2.4%           -
Vitesse Semiconductor Corp.              2.2%         2.3%
Family Dollar Stores, Inc.               2.2%         1.0%
Agouron Pharmaceuticals, Inc.            2.2%         2.0%
Tekelec                                  2.1%           -
Clear Channel Communications, Inc.       2.1%           -


TOP FIVE INDUSTRIES                    % of fund investments

                                        As of        As of
                                       10/31/97     4/30/97
Electrical & Electronic
Components                              13.9%         8.6%
Energy (Services)                       13.8%         6.9%
Computer Software & Services            10.8%        14.3%
Communications Equipment                 9.2%         6.9%
Biotechnology                            8.7%         6.5%


6    Management Q & A                      American Century Investments


                               MANAGEMENT Q & A

What changes did you make in the fund's investment strategy or holdings?

    As the chart on page 6 shows, we doubled our holdings in energy services. In addition, we continued to add to high-tech contract manufacturers, which are included in the electrical and electronic components category. Firms such as Jabil Circuit, Inc. are benefiting from decisions by computer and telecommunications companies to outsource circuit board manufacturing and systems assembly to specialist companies.

    The fund's biotechnology holdings were up, partly due to these stocks' appreciation and partly due to new investments. Agouron Pharmaceuticals, Inc. is an example of a company whose stock we continued to buy this year. The company makes an AIDS-fighting drug called Viracept, whose sales have exceeded forecasts. The company's stock gained 42.6% during the period.

    On the sell side, we trimmed the fund's holdings in software companies, retaining those companies with the strongest earnings acceleration.

Do you see the shift toward small- and mid-cap stocks continuing?

    The market is not yet in love with small- and mid-cap growth stocks, but it no longer hates them. In other words, from October, 1996, through March, 1997, investors seemed bent on reducing their exposure to smaller stocks. The selling pressure caused these stocks to badly trail large-cap indices. More recently, the market's narrow preference for large-cap stocks has broadened to include the rest of the market, which is an improvement but hardly a major shift in sentiment. However, if the large-cap stocks that have led the market for three years continue to see slowing earnings growth rates, we would expect investors to become more interested in smaller stocks with more robust earnings growth.


ANNUAL REPORT                                             MANAGEMENT Q & A     7


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                       ($ in Thousands)                    Value
------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--3.0%

                   498,900  DONCASTERS plc ADR(1)(2)              $    13,439

                   700,000  Wyman-Gordon Co.(1)                        16,800
                                                               ---------------

                                                                       30,239
                                                               ---------------

BIOTECHNOLOGY--8.7%

                   485,000  Agouron Pharmaceuticals, Inc.(1)           22,097

                   400,000  BioChem Pharma Inc.(1)                     10,025

                   350,000  Centocor, Inc.(1)                          15,378

                   250,000  Incyte Pharmaceuticals, Inc.(1)            19,813

                   440,000  PAREXEL International Corp.(1)(2)          15,840

                   190,000  Sangstat Medical Corp.(1)                   5,854
                                                                 -------------

                                                                       89,007
                                                                 -------------

BROADCASTING & MEDIA--4.7%

                   330,000  Clear Channel Communications, Inc.(1)      21,780

                   200,000  Heftel Broadcasting Corp.(1)               13,175

                   310,000  Jacor Communications, Inc.(1)              12,943
                                                                  ------------

                                                                       47,898
                                                                  ------------

BUSINESS SERVICES & SUPPLIES--2.6%

                   450,000  Applied Graphics Technologies, Inc.(1)     24,075

                    75,000  Billing Information Concepts Corp.(1)       2,916
                                                                   -----------

                                                                       26,991
                                                                  ------------

COMMUNICATIONS EQUIPMENT--9.2%

                   597,000  Boston Technology, Inc.(1)                 16,194

                 1,300,000  P-COM, Inc.(1)                             26,000

                   350,000  Powerwave Technologies, Inc.(1)            10,806

                   525,000  Tekelec(1)                                 21,951

                   612,000  Teledata Communications(1)(2)              18,857
                                                                  ------------

                                                                       93,808
                                                                  ------------

COMPUTER SOFTWARE & SERVICES--10.8%

                   405,000  CBT Group Plc ADR(1)                       31,185

                   480,000  HBO & Co.                                  20,850

                   410,000  JDA Software Group, Inc.(1)                12,787

                   160,000  Lernout & Hauspie Speech
                               Products N.V.(1)                         7,800

                   210,000  McAfee Associates, Inc.(1)                 10,434

                   165,000  Saville Systems Ireland plc ADR(1)          9,797

                   425,000  Veritas Software Corp.(1)                  17,691
                                                                  ------------

                                                                      110,544
                                                                  ------------

CONTROL & MEASUREMENT--0.9%

                   215,000  Orbotech Ltd.(1)                      $     9,272
                                                                  ------------

ELECTRICAL & ELECTRONIC
COMPONENTS--13.9%

                   502,500  ANADIGICS, Inc.(1)                         18,561

                   300,000  Burr-Brown Corp.(1)                         9,019

                   830,000  DII Group, Inc.(1)                         20,439

                   580,000  Jabil Circuit, Inc.(1)                     26,209

                   193,300  Micrel, Inc.(1)                             6,934

                   343,700  Sawtek Inc.(1)                             11,600

                   410,000  Unitrode Corp.(1)                          10,993

                   520,000  Vitesse Semiconductor Corp.(1)             22,588

                   450,000  Zytec Corp.(1)                             16,059
                                                                  ------------

                                                                      142,402
                                                                  ------------

ENERGY (SERVICES)--13.8%

                   185,000  BJ Services Co.(1)                         15,679

                   180,000  Diamond Offshore Drilling, Inc.            11,205

                   510,000  Global Marine Inc.(1)                      15,874

                   370,000  Hvide Marine, Inc.(1)                      12,187

                   570,000  Key Energy Group, Inc.(1)                  17,884

                   302,900  Marine Drilling Companies, Inc.(1)          8,963

                   300,000  Noble Drilling Corp.(1)                    10,669

                   890,000  Trico Marine Services, Inc.(1)(2)          32,819

                   350,000  UTI Energy Corp.(1)                        15,619
                                                                  ------------

                                                                      140,899
                                                                  ------------

ENVIRONMENTAL SERVICES--3.1%

                   760,000  Allied Waste Industries, Inc.(1)           15,438

                   430,000  USA Waste Services, Inc.(1)                15,910
                                                                  ------------

                                                                       31,348
                                                                  ------------

FOOD & BEVERAGE--2.1%

                   440,000  Morningstar Group Inc.(1)                  18,783

                   150,000  Northland Cranberries, Inc.                 2,325
                                                                  ------------

                                                                       21,108
                                                                  ------------

FURNITURE & FURNISHINGS--0.5%

                   100,000  Miller (Herman), Inc.                       4,900
                                                                  ------------

HEALTHCARE--3.0%

                   460,000  Concentra Managed Care, Inc.(1)            14,979

                   225,000  Pediatrix Medical Group Inc.(1)             9,506

                   242,700  Quorum Health Group, Inc.(1)                5,878
                                                                  ------------

                                                                       30,363
                                                                  ------------

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                    AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                       ($ in Thousands)                    Value
------------------------------------------------------------------------------

LEISURE--1.5%

                   150,000  Imax Corporation(1)                   $     3,797

                   435,000  Signature Resorts(1)                       11,310
                                                                  ------------

                                                                       15,107
                                                                  ------------

MACHINERY & EQUIPMENT--3.1%

                   225,000  SpeedFam International, Inc.(1)             8,339

                   400,000  U.S. Rentals, Inc.(1)                       9,750

                   350,000  Veeco Instruments Inc.(1)                  13,869
                                                                  ------------

                                                                       31,958
                                                                  ------------

MEDICAL EQUIPMENT & SUPPLIES--2.5%

                   215,000  Safeskin Corp.(1)                           9,742

                   510,000  Spine-Tech, Inc.(1)(2)                     15,842
                                                                  ------------

                                                                       25,584
                                                                  ------------

PHARMACEUTICALS--2.0%

                   505,000  Kos Pharmaceuticals, Inc.(1)               18,022

                    90,000  Omnicare, Inc.                              2,503
                                                                  ------------

                                                                       20,525
                                                                  ------------

PRINTING & PUBLISHING--1.5%

                   290,000  Consolidated Graphics, Inc.(1)             15,043
                                                                  ------------

RESTAURANTS--3.4%

                   900,000  Foodmaker, Inc.(1)                         14,793

                   600,000  Rainforest Cafe, Inc.(1)                   20,438
                                                                  ------------

                                                                       35,231
                                                                  ------------

RETAIL (APPAREL)--1.0%

                   415,000  Dress Barn, Inc.(1)                        10,427
                                                                  ------------

RETAIL (GENERAL MERCHANDISE)--2.2%

                   955,000  Family Dollar Stores, Inc.                 22,442
                                                                  ------------

RETAIL (SPECIALTY)--1.5%

                   600,000  Action Performance Cos. Inc.(1)            15,300
                                                                  ------------

TOTAL COMMON STOCKS--95.0%                                            970,396
                                                                  ------------

   (Cost $768,868)


Principal Amount             ($ in Thousands)                    Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS

    $200 par value FHLB Discount Notes,
        5.50%, 11/3/97(3)                                       $         200


    Repurchase Agreement, Merrill Lynch & Co.,
        Inc.,  (U.S. Treasury obligations), in
        a joint trading  account at 5.60%, dated
        10/31/97, due 11/3/97 (Delivery value $50,424)                 50,400
                                                           ---------------------


TOTAL TEMPORARY CASH INVESTMENTS--5.0%                                   50,600
                                                           ---------------------

   (Cost $50,600)


TOTAL INVESTMENT SECURITIES--100.0%                                  $1,020,996
                                                           =====================

   (Cost $819,468)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997.)

(3) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements


     ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                      STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

 ASSETS                    ($ and Shares in Thousands, Except Per-Share Amounts)

Investment securities, at value
(identified cost of $819,468) (Note 3 and Note 4) .............       $1,020,996

Cash ..........................................................              723

Receivable for investments sold ...............................           30,205

Dividends and interest receivable .............................               39
                                                                      ----------

                                                                       1,051,963
                                                                      ----------


 LIABILITIES

Disbursements in excess of demand deposit cash ................               50

Payable for investments purchased .............................           27,235

Payable for capital shares redeemed ...........................               96

Accrued management fees (Note 2) ..............................              942
                                                                      ----------

                                                                          28,323
                                                                      ----------

Net Assets ....................................................       $1,023,640
                                                                      ==========


 CAPITAL SHARES, $0.01 PAR VALUE

Authorized ....................................................          200,000
                                                                      ==========

Outstanding ...................................................           40,206
                                                                      ==========

Net Asset Value Per Share .....................................       $    25.46
                                                                      ==========


 NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .......................       $  793,111

Accumulated undistributed net
realized gain on investment transactions ......................           29,001

Net unrealized appreciation on investments (Note 3) ...........          201,528
                                                                      ----------

                                                                      $1,023,640
                                                                      ==========

See Notes to Financial Statements


10   STATEMENT OF ASSETS AND LIABILITIES           AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME                                            ($ in Thousands)

Income:

Interest .......................................................       $  1,954

Dividends ......................................................            417
                                                                       --------

                                                                          2,371
                                                                       --------

Expenses (Note 2):

Management fees ................................................          9,053

Directors' fees and expenses ...................................              8
                                                                       --------

                                                                          9,061
                                                                       --------

Net investment loss ............................................         (6,690)
                                                                       --------

 REALIZED AND UNREALIZED GAIN

 ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...............................         30,092

Change in net unrealized appreciation on investments ...........          4,921
                                                                       --------

Net realized and unrealized gain
on investments .................................................         35,013
                                                                       --------

Net Increase in Net Assets
Resulting from Operations ......................................       $ 28,323
                                                                       ========

See Notes to Financial Statements


ANNUAL REPORT                                      STATEMENT OF OPERATIONS    11


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997 AND OCTOBER 31, 1996

Increase in Net Assets                                       1997         1996

 OPERATIONS  ($ and Shares in Thousands)

Net investment loss ........................      $    (6,690)      $    (5,739)

Net realized gain on investments ...........           30,092            25,992

Change in net unrealized
 appreciation on investments ...............            4,921            51,469
                                                  -----------       -----------

Net increase in net assets
 resulting from operations .................           28,323            71,722
                                                  -----------       -----------

 DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on
 investment transactions ...................          (27,032)          (48,106)
                                                  -----------       -----------

 CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................          144,894           242,811

Proceeds from reinvestment of
 distributions .............................           27,026            48,106

Payments for shares redeemed ...............          (15,321)           (9,895)
                                                  -----------       -----------


Net increase in net assets
from capital share transactions ............          156,599           281,022
                                                  -----------       -----------


Net increase in net assets .................          157,890           304,638

 NET ASSETS

Beginning of year ..........................          865,750           561,112
                                                  -----------       -----------

End of year ................................      $ 1,023,640       $   865,750
                                                  -----------       -----------


 TRANSACTIONS IN SHARES OF THE FUND

Sold .......................................            6,139            10,014

Issued in reinvestment of
 distributions .............................            1,126             2,075

Redeemed ...................................             (631)             (413)
                                                  -----------       -----------


Net increase ...............................            6,634            11,676
                                                  ===========       ===========

See Notes to Financial Statements


12    STATEMENTS OF CHANGES IN NET ASSETS           AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF  SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Giftrust (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded or a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


ANNUAL REPORT                             NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of common stock for the year ended October 31, 1997, were $1,148,789,791 and $1,019,815,019, respectively. As of October 31, 1997, accumulated net unrealized appreciation on investments was $199,833,539, based on the aggregate cost of investments of $821,162,336 for federal income tax purposes, which consisted of unrealized appreciation of $225,033,201 and unrealized depreciation of $25,199,662.

--------------------------------------------------------------------------------
4. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1997, follows:

                                                                                       October 31, 1997
                                       Share                           Realized
                                      Balance    Purchase      Sales     Gain         Share        Market
                                    10/31/1996     Cost        Cost     (Loss)       Balance        Value

 ISSUER(1)                                                        ($ in Thousands)

ACT Networks, Inc.                         -    $ 11,990     $11,990    $ (6,184)           -            -

Advanced Digital Information Corp.         -       7,599       7,599       1,123            -            -

DONCASTERS plc ADR                         -       9,545          22          11      498,900     $ 13,439

HCIA                                 100,000      17,499      19,210     (10,224)           -            -

NBTY, Inc.                           875,000       4,314      17,002       5,907            -            -

PAREXEL International Corp.          310,000       4,472       9,120       3,962      440,000(2)    15,840

RadiSys Corp.                        541,000           -      23,889      (5,423)           -            -

Spine-Tech, Inc.                     190,000      17,908       5,574      (1,111)     510,000       15,842

Teledata Communications                    -      13,412           -           -      612,000       18,857

Trico Marine Services, Inc.                -      20,422           -           -      890,000(2)    32,819
                                                ---------   ---------   ---------                 --------

                                                $107,161     $94,406    $(11,939)                 $96,797
                                                =========   =========   =========                 ========

----------
(1) None of the securities produced income during the period.

(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.


14    NOTES TO FINANCIAL STATEMENTS                 AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                   GIFTRUST

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                          1997            1996            1995          1994        1993

 PER-SHARE DATA
Net Asset Value,
Beginning of Year ................   $     25.79       $   25.63       $   20.50       $ 19.23     $ 13.57
                                     -----------       ---------       ---------       -------     -------

Income From Investment Operations

  Net Investment Loss ............         (0.18)(1)       (0.20)(1)       (0.16)(1)     (0.10)      (0.09)

  Net Realized and Unrealized Gain
  on Investment Transactions .....          0.63            2.46            6.37          3.28        7.18
                                     -----------       ---------       ---------       -------     -------

  Total From
  Investment Operations ..........          0.45            2.26            6.21          3.18        7.09
                                     -----------       ---------       ---------       -------     -------

Distributions

  From Net Realized Gains on
  Investment Transactions ........         (0.78)          (2.10)          (1.08)        (1.91)      (1.42)

  In Excess of
  Net Realized Gains .............          --              --              --            --         (0.01)
                                     -----------       ---------       ---------       -------     -------

  Total Distributions ............         (0.78)          (2.10)          (1.08)        (1.91)      (1.43)
                                     -----------       ---------       ---------       -------     -------

Net Asset Value, End of Year .....   $     25.46       $   25.79       $   25.63       $ 20.50     $ 19.23
                                     ===========       =========       =========       =======     =======

  Total Return(2) ................          1.95%           9.72%          32.52%        18.75%      55.84%


 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............          1.00%           0.98%           0.98%         1.00%       1.00%

Ratio of Net Investment Loss
to Average Net Assets ............         (0.74)%         (0.80)%         (0.70)%       (0.70)%     (0.70)%

Portfolio Turnover Rate ..........           118%            121%            105%          115%        143%

Average Commission Paid per Share
of Equity Security Traded ........   $    0.0278       $  0.0230       $  0.0260         --(3)       --(3)

Net Assets, End
of Year (in millions) ............   $     1,024       $     866       $     561       $   266     $   154

----------

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                       FINANCIAL HIGHLIGHTS      15


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Twentieth Century Giftrust Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.


  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Twentieth Century Giftrust Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997


16    INDEPENDENT AUDITORS' REPORT                  AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

James E. Stowers, Jr.
       For:                                36,589,339
       Withheld:                            1,961,371

James E. Stowers III
       For:                                36,594,419
       Withheld:                            1,956,291

Thomas A. Brown
       For:                                36,669,506
       Withheld:                            1,881,204

Robert W. Doering, M.D.
       For:                                36,599,675
       Withheld:                            1,951,035

D.D. (Del) Hock
       For:                                36,645,913
       Withheld:                            1,904,797

Linsley L. Lundgaard
       For:                                36,601,692
       Withheld:                            1,949,018

Donald H. Pratt
       For:                                36,669,601
       Withheld:                            1,881,109

Lloyd T. Silver, Jr.
       For:                                36,633,839
       Withheld:                            1,916,871

M. Jeannine Strandjord
       For:                                36,661,633
       Withheld:                            1,889,077

PROPOSAL 2:

To vote on approval of a Management Agreement with American Century Investment Management, Inc.

   For:                                   34,829,310
   Against:                                3,213,768
   Abstain:                                  505,086
   Broker Non-Vote:                            2,546

PROPOSAL 3:

To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

   For:                                   35,481,671
   Against:                                2,596,761
   Abstain:                                  472,278

PROPOSAL 4:

To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

   For:                                   33,286,998
   Against:                                4,487,111
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning the issuance of senior securities.

   For:                                   33,279,836
   Against:                                4,494,273
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning borrowing.

   For:                                   33,136,804
   Against:                                4,637,305
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546


ANNUAL REPORT                                      PROXY VOTING RESULTS       17


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning lending.

   For:                                   33,151,141
   Against:                                4,622,968
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

   For:                                   33,238,669
   Against:                                4,535,440
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

   For:                                   33,252,358
   Against:                                4,521,751
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Eliminate the fundamental limitation concerning investment in other investment companies.

   For:                                   33,282,721
   Against:                                4,491,573
   Abstain:                                  773,870
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning investments in real estate.

   For:                                   33,309,664
   Against:                                4,464,630
   Abstain:                                  773,870
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning underwriting.

   For:                                   33,305,151
   Against:                                4,468,958
   Abstain:                                  774,055
   Broker Non-Vote:                            2,546

* Amend the fundamental investment limitation concerning commodities.

   For:                                   33,241,424
   Against:                                4,532,870
   Abstain:                                  773,870
   Broker Non-Vote:                            2,546

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

   For:                                   33,331,005
   Against:                                4,442,590
   Abstain:                                  774,569
   Broker Non-Vote:                            2,546

* Eliminate the fundamental limitation concerning short sales.

   For:                                   33,249,188
   Against:                                4,524,407
   Abstain:                                  774,569
   Broker Non-Vote:                            2,546

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

   For:                                   33,245,196
   Against:                                4,528,399
   Abstain:                                  774,569
   Broker Non-Vote:                            2,546


18      PROXY VOTING RESULTS                        AMERICAN CENTURY INVESTMENTs


                                     NOTES

ANNUAL REPORT                                                     NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Twentieth Century Group offers ten equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies.

    TWENTIETH CENTURY GIFTRUST generally invests in the securities of small companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. The fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

--------------------------------------------------------------------------------
 INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
     Portfolio Managers    Glenn Fogle
                           John Seitzer
--------------------------------------------------------------------------------

20    BACKGROUND INFORMATION                       AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

    TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

    AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.


PORTFOLIO STATISTICS

    NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

    PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

    PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

    EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

    BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

    CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

    GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

    LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

    MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

    SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

    VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


STATISTICAL TERMINOLOGY

    PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)



ANNUAL REPORT                                                  GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10465      Recycled

                                     ANNUAL

                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                OCTOBER 31, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                    Balanced


                               TABLE OF CONTENTS

Report Highlights ........................................................... 1
Our Message to You .......................................................... 2
Market Perspective .......................................................... 3
Performance & Portfolio Information ......................................... 4
Management Q & A ............................................................ 5
Schedule of Investments ..................................................... 8
Statement of Assets and Liabilities .........................................13
Statement of Operations .....................................................14
Statements of Changes in Net Assets .........................................15
Notes to Financial Statements ...............................................16
Financial Highlights ........................................................19
Independent Auditors' Report ................................................21
Proxy Voting Results ........................................................22
Share Class and Retirement Account
Information .................................................................25
Background Information
           Investment Philosophy and Policies ...............................28
           Comparative Indices ..............................................28
           Investment Team Leaders ..........................................28
Glossary ....................................................................29

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                   Balanced

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

*   We are in the midst of the third-longest  economic expansion since World War
    II. This expansion is unique because there are so few signs of inflation.

* Returns for the period show that stocks clearly benefited from favorable economic conditions, but the ride wasn't smooth. The U.S. stock market hit significant potholes in March, August and October.

* A handful of large, multinational companies continued their two-year dominance of the stock market until August, when Coca-Cola and Gillette announced earnings disappointments.

* October saw another stock market reversal as investors reacted to news of currency devaluations across Southeast Asia.

* U.S. bonds provided solid returns for the period, ranging from 6% for two-year Treasury notes to over 13% for 30-year Treasury bonds.

* Looking ahead, we don't think strong growth and low inflation can continue to co-exist harmoniously. Under normal circumstances we'd be preparing for higher inflation, but overseas turmoil could put a damper on growth.

                                   BALANCED
                               INVESTOR CLASS(1)
TOTAL RETURNS:                                               AS OF 10/31/97
     6 Months                                                    14.14%(2)
     1 Year                                                      16.34%
NET ASSETS:                                                 $926.1 million
     (AS OF 10/31/97)
INCEPTION DATE:                                                 10/20/88
TICKER SYMBOL:                                                   TWBIX

(1) See Share Classes, page 25.

(2) Not annualized.

MANAGEMENT Q & A

* Balanced rebounded strongly from a disappointing first six months to post a solid return for the fiscal year.

*   The  biggest  rebound  occurred  in  the  fund's  stock   portfolio,   which
    outperformed the S&P 500 in the second half of the fiscal year after significantly underperforming it during the first half.

* In the second half, the stock portfolio benefited from the same smaller-cap stocks that hurt it in the first half. Pharmaceutical and energy services companies provided much of the backbone for the recovery.

* The bond portfolio also enjoyed stronger performance during the second half of the period. Bonds benefited from falling interest rates as inflation remained low despite strong economic growth.

*   We kept the bond  portfolio's  interest  rate  sensitivity  close to neutral because of interest rate uncertainty. We focused on adding value by investing in corporate bonds, mortgage-backed securities and other asset-backed securities that offered attractive yields.

Many of the investment terms in this report are defined in the Glossary on page 29.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The stock market's bull run continued in 1997, though there were a few stumbles. The volatility we experienced at the end of the Balanced fund's fiscal year helped demonstrate the benefits of a risk-adjusted investment approach. As we would expect in an equity bull market, the fund's 16.34% total return (Investor Class shares) for the period trailed most stocks, but Balanced provided a smoother ride than most stock investors experienced. For example, during August, when the S&P 500 fell 5.75%, Balanced's decline was 3.22%. In October, when the S&P 500 fell 3.45%, Balanced fell just 1.76%. We are very pleased that Balanced met its investment objectives during a volatile period.

    As a company, we are taking steps to further strengthen the range and quality of investment services we can provide to you. We announced in July that J.P. Morgan had agreed to become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of the proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish between the years 2000 and 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since we launched our first two funds, Twentieth Century Growth and Twentieth Century Select. Not many fund companies have a 40-year track record, nor have many built a fund family that consists of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment opportunities and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MARKET PERFORMANCE MEASUREMENTS
Comparative growth of $1.00 for the year ended October 31, 1997

                          LEHMAN        INTERMEDIATE
         S&P 500      BLENDED INDEX   GOVT/CORP BOND INDEX
Oct-96    $1.00           $1.00           $1.00
Nov-96    $1.07           $1.05           $1.01
Dec-96    $1.06           $1.04           $1.01
Jan-97    $1.12           $1.08           $1.01
Feb-97    $1.13           $1.08           $1.01
Mar-97    $1.08           $1.05           $1.01
Apr-97    $1.15           $1.10           $1.02
May-97    $1.21           $1.14           $1.03
Jun-97    $1.27           $1.18           $1.04
Jul-97    $1.37           $1.25           $1.06
Aug-97    $1.29           $1.20           $1.05
Sep-97    $1.37           $1.25           $1.06
Oct-97    $1.32           $1.22           $1.07

Comparative one-year returns for the year ended October 31, 1997
      S&P 500                                          32.10%
      Blended Index                                    22.26%
      Lehman Intermediate Govt/Corp Bond Index         7.49%
      SOURCE: LIPPER ANALYTICAL SERVICES, INC.

LOW INFLATION,  STRONG GROWTH

    The latest U.S. economic expansion reached 80 months on October 31, 1997, making it the third longest since World War II. The longest was 106 months in the 1960s, followed by 92 months in the 1980s. What differentiates the '90s expansion from those in the '60s and '80s is low inflation, with an average annual rate of just over 2% during the '90s. Wage pressure, a key component of inflation, hasn't materialized despite the lowest unemployment rates since the early 1970s. Corporate restructurings and technological advances have increased productivity more rapidly than the demand for labor.

    The absence of inflationary pressure has helped keep interest rates low, reducing corporate borrowing costs. As a result, corporate profit margins are at their highest levels since the late 1960s, boosting the U.S. economy. It grew at a torrid 4.9% annual pace in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained very strong, at an annual rate of 3.3%.

U.S. STOCK MARKET

    U.S. stock performance, represented by the S&P 500 in the accompanying graph and table, reflected the U.S. economy's strong growth during the year ended October 31, 1997. The ride was not smooth, however, with sizeable dips in March, August and October, which show up clearly in the graph above. A handful of large, multinational companies continued their two-year dominance of the stock market until August, when Coca-Cola and Gillette announced earnings disappointments. Other large companies followed with similar announcements, causing the S&P 500 to drop 5.8% for the month. Stock prices resumed their upward move in September, but October saw another reversal as the market reacted to news of currency devaluations across Southeast Asia. Those devaluations sent stocks plummeting in such emerging markets as Thailand, Malaysia and Singapore. U.S. investors' attention increased when the panic selling reached Hong Kong and European markets. The S&P 500 dropped 3.5% in October amid fears that the sell-off overseas would translate into reduced corporate profits for U.S. multinational companies in 1998.

U.S. BOND MARKET

    U.S. bonds provided solid returns for the year. Bonds benefited from low inflation, stock market turmoil and other favorable supply and demand factors that caused yields to fall and prices to rise. In the Treasury market, total returns ranged from 6% for two-year notes to over 13% for 30-year bonds. Bond supply fell and demand rose due to the narrowing U.S. budget deficit and increased appetite for high-quality debt from both overseas and equity investors. The shrinking federal budget deficit allowed the U.S. Treasury to reduce its bond issuance to finance government debt, which reduced the supply of fixed-income securities. On the demand side, investors turned to U.S. bonds as a safe haven from equity-market volatility and for their high "real" interest rates (nominal interest rates minus inflation). U.S. interest rates were generally higher than foreign rates as rates fell in Europe and parts of Asia, and remained low in Japan.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

 TOTAL RETURNS AS OF OCTOBER 31, 1997(1)
                                                                                AVERAGE ANNUAL RETURNS
                                         6 MONTHS         1 YEAR        3 YEARS        5 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS (inception 10/20/88)

   Balanced ............................. 14.14%          16.34%         15.58%         11.69%        12.66%
   Blended Index ........................ 11.36%          22.26%         19.93%         14.57%        13.77%(2)
--------------------------------------------------------------------------------------------------------------------------------

ADVISOR CLASS (inception 1/6/97)

   Balanced                               14.07% .................................................... 13.42%
   Blended Index                          11.36% .................................................... 13.31%(3)
----------

(1) Returns for periods less than one year are not annualized.

(2) Return from 10/31/88, the date nearest the class' inception for which data are available.

(3) Return from 1/31/97, the date nearest the class' inception for which data are available.

See pages 25, 28 and 29 for more information about share classes, the Blended Index and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

$10,000 investment 10/31/88*

                  BALANCED        BLENDED INDEX
10/31/88          $10,000           $10,000
10/31/89          $12,095           $12,005
10/31/90          $11,841           $11,764
10/31/91          $16,924           $14,766
10/31/92          $17,032           $16,237
10/31/93          $19,356           $18,363
10/31/94          $19,177           $18,692
10/31/95          $22,314           $22,740
10/31/96          $25,448           $26,897
10/31/97          $29,607           $33,651

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing Balanced's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Blended Index does not.

*10/31/88 is the date closest to Investor Class inception for which comparable performance data exists. The class' actual inception date is 10/20/88.

[pie charts]

ASSET ALLOCATION (as of October 31, 1997)

Common Stocks                          58%
Corporate Bonds                        24%
U.S. Treasury Securities                7%
Mortgage- & Asset-Backed Securities     6%
Other                                   5%


4        PERFORMANCE & PORTFOLIO INFORMATION        AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the Balanced fund investment team.

    Note: All fund returns referenced in this interview are for Investor Class shares.

HOW DID THE FUND PERFORM?

    Balanced rebounded dramatically from a disappointing first six months to post a solid 16.34% return for the fiscal year ended October 31, 1997. This return represents the combined performance of the fund's stock and bond portfolios. Stocks represent approximately 60% of the fund's assets, while the remaining assets are invested in bonds. Balanced's mix of stocks and bonds is designed to provide investors with long-term growth and less volatility than funds that are 100% invested in growth stocks.

HOW DID THE FUND'S STOCK PORTFOLIO PERFORM?

    The  biggest  rebound  occurred  in  the  fund's  stock   portfolio,   which
outperformed the S&P 500 in the second half of the fiscal year after underperforming it during the first half. For the entire one-year period, the stock portfolio's total return was 21.77%, which included a lackluster 1.93% in the first half and an impressive 19.47% in the second half. The S&P 500's performance for the same periods was 32.10% (one year), 14.74% (first half) and 15.14% (second half).

HOW DID THE FUND'S BOND PORTFOLIO PERFORM?

    The bond portfolio provided more consistent returns, though it too enjoyed a rebound in the second half of the year. The bond portfolio's total return for the entire year was 7.69%, beating the 7.49% total return of the Lehman Intermediate Government/Corporate Bond Index. During the second half of the year, the bond portfolio's return was 6.12%, compared to 1.48% in the first half.

HOW DID THE FUND PERFORM AGAINST  ITS BLENDED BENCHMARK INDEX?

The benchmark is a blended index that combines the S&P 500 and the Lehman Intermediate Government/Corporate Bond Index in proportion to the 60% stock/40% bond asset mix of the fund. The fund beat the blended index during the second half of

[bar chart - data below]

BALANCED ONE-YEAR RETURNS OVER THE LIFE OF THE FUND (Periods ending October 31)

                 BALANCED      BLENDED INDEX
10/31/89          20.95%          20.05%
10/31/90          -2.11%          -1.54%
10/31/91          42.93%          25.58%
10/31/92           0.64%           9.97%
10/31/93          13.65%          12.92%
10/31/94          -0.93%           1.54%
10/31/95          16.36%          20.86%
10/31/96          14.04%          16.77%
10/31/97          16.34%          22.26%

This chart illustrates Balanced's returns since its inception and compares them with the Blended Index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 28 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                               MANAGEMENT Q & A

the year, but it trailed for the full year because of the underperformance of the stock portfolio in the first half. The index's total return for the full year was 22.26%, compared to 16.34% for the fund.

WHY DID THE STOCK PORTFOLIO BOUNCE BACK AND BEAT THE S&P 500 IN THE SECOND HALF?

    In the second half, the stock portfolio was aided by the same factors that hurt it in the first half. Large-cap stocks generally outperformed the stocks of mid- and small-cap companies during the first half, and the stocks of small- and mid-cap companies generally rebounded in the second half.

    The behavior of the fund's stock portfolio changed after we purchased some attractive smaller-cap stocks at the end of 1996. We believed that blending these smaller, faster-growing companies with the fund's traditional holdings of larger, blue-chip firms would enhance returns over time. Adding these smaller-cap stocks meant that Balanced's stock portfolio was more growth oriented and potentially more volatile than the S&P 500. That proved to be the case in 1997, both on the downside and the upside.

WHAT STOCKS CONTRIBUTED MOST TO THE FUND'S REBOUND?

    Pharmaceutical and energy services companies provided much of the backbone for the recovery. Among pharmaceuticals, Warner-Lambert Co. was one of the fund's best performers and also one of its top holdings at the end of the period. This year, Warner-Lambert earned regulatory approval for two new drugs that combat problems associated with diabetes and high cholesterol. The profit margins for these new products are much higher than those of the over-the-counter health and beauty aids that were once the company's mainstay. We think Warner-Lambert will be able to sustain its current high earnings growth rate, thanks to its new products. New drugs, combined with the favorable demographic trends of the aging U.S. population, give us confidence that many companies in the drug industry will continue to sustain above-average growth rates. Other pharmaceutical companies in the portfolio that performed well included Eli Lilly & Co. and Pfizer, Inc.

    The fund's energy holdings provide a great example of stocks that underperformed in the first half of the fiscal year, then outperformed in the second half. In Balanced's semiannual report (April 30, 1997), we discussed the disappointing performance of the fund's oil-drilling holdings, including Global Marine, Inc. and Falcon Drilling Co., Inc. After years of fundamental restructuring and increased productivity in the industry because of new technology, we believed accelerating earnings were sustainable because of increasing demand for new oil supplies. Despite losses in early 1997 when oil and gas prices slipped, we decided to hold onto these stocks, and our patience paid off. Both companies were among Balanced's top performers for the year.

TOP TEN EQUITY HOLDINGS                          % of equity portfolio
                                                As of             As of
                                               10/31/97          4/30/97
Tyco International Ltd.                          6.6%              --
Warner-Lambert Co.                               5.5%             4.1%
Lilly (Eli) & Co.                                4.2%             3.1%
General Electric Co. (U.S.)                      4.1%             3.8%
Bristol-Myers Squibb Co.                         4.0%              --
Phillips Electronics N.V.                        3.8%             2.2%
Falcon Drilling Co. Inc.                         3.7%             2.7%
Outdoor Systems, Inc.                            3.4%             1.9%
Clear Channel Communications, Inc.               3.4%             2.2%
Compuware Corp.                                  3.3%             2.1%


TOP FIVE INDUSTRIES                              % of equity portfolio
                                                As of             As of
                                               10/31/97          4/30/97
Pharmaceuticals                                  19.6%            20.1%
Diversified Companies                            12.1%            7.7%
Energy (Services)                                10.2%             --
Electrical & Electronic Components               7.7%             12.1%
Consumer Products                                7.1%             6.7%


 6     MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

WHICH STOCKS IN THE FUND'S PORTFOLIO  DIDN'T BOUNCE BACK?

    In general, companies that didn't meet their earnings estimates were punished by the market. One example was Oxford Health Plans, a managed-care company. In the third quarter, Oxford developed internal control problems as it attempted to implement a new billing and bookkeeping system. The company's unexpected announcement of poor third-quarter earnings happened to coincide with the market's October correction, and Oxford's share price dropped significantly.

HOW WAS THE BOND PORTFOLIO POSITIONED DURING THE SECOND HALF?

    In general, we take a "plain vanilla" approach to the bond portfolio to complement the stock portfolio and generate the best possible risk-adjusted returns for the fund as a whole. We typically invest primarily in intermediate-term corporate bonds, and we usually don't make large duration bets, focusing instead on adding value by investing in undervalued, higher-yielding bond sectors. We consider the fund's neutral duration to be approximately 4.25 years, and we usually don't stray too far from that position.

    We were even less inclined than usual to change the fund's duration during the period because there was so much uncertainty about interest rates. On one hand, the U.S. economy was growing at levels that would have been considered inflationary in the past. The Federal Reserve did raise short-term interest rates in March, leading to speculation that other interest rate increases were just around the corner. But inflation never spiked as expected, and the turmoil in Southeast Asia may actually have a disinflationary effect on the U.S. economy. As a result, we basically stood pat.

WHAT'S YOUR OUTLOOK FOR BONDS AND THE BOND PORTFOLIO?

    It's late in the business cycle, so we're planning to be a little more cautious about buying corporate bonds and will look instead to find value in mortgage- and asset-backed securities. We're not giving up completely on corporates, however. Until it was interrupted in October by events in Southeast Asia, one of the prevalent themes in the corporate bond market in 1997 was the continued narrowing of the difference, or spread, between the yields of corporate and treasury securities due to improving U.S. corporate health. We still like corporate bonds because U.S. companies are still in very good shape. Our ongoing commitment to the corporate market is demonstrated by our willingness to hold a relatively high percentage of BBB-rated securities (see the accompanying table).

    With regard to inflation and interest rates, we plan to keep the portfolio's duration close to neutral, and we'll keep our eyes on the labor market and wages for clues to future price increases. We still have concerns about cyclical inflation, especially if economic growth stays above 2%, but the situation in Southeast Asia could put a significant damper on growth and inflation in 1998.


 BALANCED'S FIXED-INCOME PORTFOLIO
                                               As of             As of
                                              10/31/97          4/30/97
 Portfolio Sensitivity to Interest Rates

 Weighted Average Maturity                    6.37 years       6.28 years
 Duration                                     4.31 years       4.10 years


 Portfolio Credit Quality    % of fixed income portfolio
    (S&P Ratings)

        AAA                                   39%                 41%
        AA                                    10%                  6%
         A                                    34%                 36%
        BBB                                   17%                 17%
                                             -----               -----
                                             100%                100%
                                             =====               =====

See Glossary on page 29.


ANNUAL REPORT                                      MANAGEMENT Q & A       7

                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

 COMMON STOCKS

AEROSPACE & DEFENSE-0.4%

          135,000  BE Aerospace, Inc.(1)                                      $    3,788
                                                                       ------------------

AUTOMOBILES & AUTO PARTS-0.2%

           40,000  PACCAR Inc.                                                     1,801
                                                                       ------------------

BANKING-2.7%

          135,000  BankAmerica Corp.                                               9,652

          105,000  Charter One Financial, Inc.                                     6,103

           75,000  Citicorp                                                        9,380
                                                                       ------------------

                                                                                  25,135
                                                                       ------------------

BROADCASTING & MEDIA-4.0%

          276,700  Clear Channel Communications, Inc.(1)                          18,262

          600,000  Outdoor Systems, Inc.(1)                                       18,450
                                                                       ------------------

                                                                                  36,712
                                                                       ------------------

COMMUNICATIONS EQUIPMENT-0.5%

           80,000  Motorola, Inc.                                                  4,940
                                                                       ------------------

COMMUNICATIONS SERVICES-0.2%

           65,000  Worldcom, Inc.(1)                                               2,184
                                                                       ------------------

COMPUTER PERIPHERALS-1.2%

          140,000  Cisco Systems Inc.(1)                                          11,484
                                                                       ------------------

COMPUTER SOFTWARE & SERVICES-3.7%

          137,300  BMC Software, Inc.(1)                                           8,272

          270,000  Compuware Corp.(1)                                             17,820

          110,000  Electronics for Imaging, Inc.(1)                                5,136

           75,000  Oracle Systems Corp.(1)                                         2,684
                                                                       ------------------

                                                                                  33,912
                                                                       ------------------

COMPUTER SYSTEMS-3.1%

          190,000  Compaq Computer Corp.(1)                                       12,112

          120,000  International Business Machines Corp.                          11,768

          135,000  Sun Microsystems, Inc.(1)                                       4,620
                                                                       ------------------

                                                                                  28,500
                                                                       ------------------

CONSUMER PRODUCTS-4.1%

          197,000  Avon Products, Inc.                                            12,903

          100,000  Gillette Company                                                8,906

          150,000  Procter & Gamble Co. (The)                                     10,200

          130,000  Sunbeam Corp.                                                   5,891
                                                                       ------------------

                                                                                  37,900
                                                                       ------------------

Shares                                        ($ in Thousands)             Value
---------------------------------------------------------------------------------------------

DIVERSIFIED COMPANIES-7.0%

          340,000  General Electric Co. (U.S.)                                  $  21,951

          940,000  Tyco International Ltd.                                         35,485

          275,000  U.S. Industries, Inc.                                            7,391
                                                                       ------------------

                                                                                   64,827
                                                                       ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-4.5%

          125,000  Altera Corp.(1)                                                  5,543

           90,000  Intel Corp.                                                      6,933

          150,000  KLA-Tencor Corporation(1)                                        6,577

          260,000  Phillips Electronics N.V.                                       20,377

           17,000  Texas Instruments Inc.                                           1,814
                                                                        ------------------
                                                                                   41,244
                                                                        ------------------

ENERGY (PRODUCTION & MARKETING)-1.5%

          210,000  Energy Ventures, Inc.(1)                                        13,479
                                                                       ------------------

ENERGY (SERVICES)-5.9%

          250,000  Diamond Offshore Drilling, Inc.                                 15,562

          550,000  Falcon Drilling Co. Inc.(1)                                     20,006

          140,000  Global Marine Inc.(1)                                            4,358

          550,000  Input/Output, Inc.(1)                                           14,747
                                                                       ------------------

                                                                                   54,673
                                                                       ------------------

ENVIRONMENTAL SERVICES-0.8%

          210,000  USA Waste Services, Inc.(1)                                      7,770
                                                                       ------------------

FINANCIAL SERVICES-0.4%

           80,000  Federal National Mortgage Association                            3,875
                                                                       ------------------

FOOD & BEVERAGE-0.7%

          205,000  Panamerican Beverages Inc. Cl A                                  6,355
                                                                       ------------------

HEALTHCARE-0.7%

           80,000  Cardinal Health, Inc.                                            5,940

           14,100  Oxford Health Plans, Inc.(1)                                       364
                                                                       ------------------

                                                                                    6,304
                                                                       ------------------

INSURANCE-2.9%

          355,000  Conseco Inc.                                                    15,487

          325,000  SunAmerica, Inc.                                                11,680
                                                                       ------------------

                                                                                   27,167
                                                                       ------------------

PHARMACEUTICALS-11.4%

          245,000  Bristol-Myers Squibb Co.                                        21,499

          340,000  Lilly (Eli) & Co.                                               22,737

           70,000  Merck & Co., Inc.                                                6,248

            5,653  Novartis AG ORD                                                  8,846


See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares/Principal Amount     ($ in Thousands)                      Value
----------------------------------------------------------------------------------------

          230,000  Pfizer, Inc.                                                $  16,273

          205,000  Warner-Lambert Co.                                             29,353
                                                                       ------------------

                                                                                 104,956
                                                                       ------------------

TEXTILES & APPAREL-1.9%

          377,300  Samsonite Corp.(1)                                             17,450
                                                                       ------------------

TOTAL COMMON STOCKS-57.8%                                                        534,456
                                                                       ------------------
   (Cost $379,402)

 U.S. TREASURY SECURITIES

        $  5,000  U.S. Treasury Notes,
                   6.00%, 9/30/98                                                 5,022

           1,000  U.S. Treasury Notes,
                   6.375%, 5/15/00                                                1,017

           4,075  U.S. Treasury Notes,
                   7.75%, 2/15/01                                                 4,320

           2,000  U.S. Treasury Notes,
                   6.625%, 6/30/01                                                2,057

          17,150  U.S. Treasury Notes,
                   6.25%, 8/31/02                                                17,493

           9,000  U.S. Treasury Notes,
                   5.75%, 8/15/03                                                 8,978

           7,300  U.S. Treasury Notes,
                   7.25%, 5/15/04                                                 7,857

           5,000  U.S. Treasury Notes,
                   7.25%, 8/15/04                                                 5,389

           4,200  U.S. Treasury Notes,
                   5.875%, 11/15/05                                               4,193

           2,400  U.S  Treasury Notes,
                   7.00%, 7/15/06                                                 2,575

           3,000  U.S. Treasury Notes,
                   6.125%, 8/15/07                                                3,067

           4,950  U.S. Treasury Bonds,
                   7.625%, 2/15/25                                                5,856
                                                                      ------------------

TOTAL U.S. TREASURY SECURITIES-7.3%                                              67,824
                                                                      ------------------
    (Cost $66,163)

  U.S. GOVERNMENT AGENCY SECURITIES-0.5%

           4,000  FNMA MTN,
                   7.49%, 5/22/07                                                 4,134
                                                                      ------------------
    (Cost $4,019)

  MORTGAGE-BACKED SECURITIES(2)

             726  FHLMC Series 106-EPAC REMIC,
                   6.95%, 2/15/20                                                   732

Principal Amount                                   ($ in Thousands)             Value
-------------------------------------------------------------------------------------------------

        $  2,000  FHLMC Series 77-HPAC REMIC,
                    8.50%, 9/15/20                                            $    2,187

             100  FNMA 89 Series 85-DPAC REMIC,
                    7.60%, 5/25/18                                                   100

           1,003  FNMA 90 Series 98-HPAC REMIC,
                    7.50%, 10/25/19                                                1,006

           6,970  FNMA Pool #050985,
                    6.00%, 3/1/00                                                  6,878

           7,661  FNMA Pool #250627,
                    8.00%, 7/1/26                                                  7,947

           7,064  GNMA Pool #002202,
                    7.00%, 4/20/26                                                 7,083
                                                                       ------------------

TOTAL MORTGAGE-BACKED SECURITIES-2.8%                                             25,933
                                                                       ------------------
(Cost $25,355)

  ASSET-BACKED SECURITIES(2)

          3,750  FNMA Whole Loan, Series 1995-W1,
                   Class A6, 8.10%, 4/25/25                                       3,884

          5,000  First Merchants Auto Receivables
                   Corp., Series 1996-B, Class A2,
                   6.80%, 5/15/01                                                 5,101

          5,000  NationsBank Auto Owner Trust, Series
                   1996-A, Class B1, 6.75%, 6/15/01                               5,094

          5,000  Premier Auto Trust, Series 1996-4,
                   Class CTFS, 6.65%, 8/6/02                                      5,065

          3,000  Union Acceptance Corp., Series
                   1996-D, Class A3, 6.30%, 1/8/04                                3,031

          3,200  United Companies Financial Corp.,
                   Series 1997-C, Class A7,
                   6.85%, 2/15/04                                                 3,244

          2,100  United Companies Financial Corp.,
                   Series 1996-D1, Class A5,
                   6.92%, 10/15/18                                                2,144

          4,350  United Companies Financial Corp.,
                   Series 1996-D1, Class A4,
                   6.78%, 2/15/16                                                 4,424
                                                                      ------------------

TOTAL ASSET-BACKED SECURITIES-3.5%                                               31,987
                                                                      ------------------
    (Cost $31,416)

 CORPORATE BONDS

AUTOMOBILES & AUTO PARTS-2.0%

          6,500  Ford Motor Credit Corp.,
                   6.75%, 5/15/05                                                 6,622

          7,000  General Motors Acceptance Corp.
                   MTN, 6.375%, 10/12/99                                          7,052

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997



Principal Amount            ($ in Thousands)                      Value
--------------------------------------------------------------------------------

       $  5,000  General Motors Acceptance Corp.
                  MTN, 5.45%, 2/22/00                                       $    4,938
                                                                     ------------------

                                                                                18,612
                                                                     ------------------

BANKING-3.3%

         5,000  ABN Amro Bank NV (Chicago),
                 7.125%, 6/18/07                                                5,200

         4,000  Capital One Financial Corp.,
                 8.125%, 3/1/00                                                 4,150

         5,000  First Union Corp.,
                 8.77%, 11/15/04                                                5,262

         5,150   NationsBank  Capital Trust III,  VRN,  6.31%,  1/15/98,  resets quarterly off the 3-month LIBOR plus 0.55%
                 with no caps                                                   5,086

         5,000  NationsBank Corp.,
                 6.875%, 2/15/05                                                5,100

         5,150  Santander Financial Issuances Ltd.,
                 7.00%, 4/1/06                                                  5,305
                                                                    ------------------

                                                                               30,103
                                                                    ------------------

COMMUNICATIONS SERVICES-0.8%

         3,000  GTE South,
                 7.25%, 8/1/02                                                  3,143

         4,500  WorldCom, Inc.,
                 7.55%, 4/1/04                                                  4,708
                                                                    ------------------

                                                                                7,851
                                                                    ------------------

DIVERSIFIED COMPANIES-0.6%

         5,000  Hanson Overseas BV,
                 6.75%, 9/15/05                                                 5,094
                                                                    ------------------

ELECTRICAL & ELECTRONIC
COMPONENTS-0.7%

         6,000  Anixter International Inc.,
                 8.00%, 9/15/03                                                 6,330
                                                                    ------------------

FINANCIAL SERVICES-5.9%

         2,800  Advanta Corp., MTN, Series B,
                 7.00%, 5/1/01                                                  2,803

         3,500  Associates Corp., N.A.,
                 6.375%, 10/15/02                                               3,531

         4,000  Associates First Capital Corp.,
                 6.75%, 7/15/01                                                 4,090

         5,000  First USA, Inc.,
                 7.00%, 8/20/01                                                 5,144

         3,000  Greyhound Financial Corp.,
                 6.75%, 3/25/99                                                 3,037

Principal Amount                                    ($ in Thousands)            Value
-------------------------------------------------------------------------------------------------

      $  6,000  Lehman Brothers Holdings, Inc.,
                 6.625%, 11/15/00                                          $    6,053

         3,000  Lehman Brothers, Inc.,
                 5.75%, 11/15/98                                                2,996

         3,000  Money Store Inc. (The),
                 8.05%, 4/15/02                                                 3,120

         5,300  Morgan Stanley, Dean Witter,
                 Discover & Co.,  6.875%, 3/1/07                                5,432

         6,000  Norwest Financial, Inc.,
                 6.25%, 11/1/02                                                 6,075

         7,000  Salomon, Inc.,
                 6.65%, 7/15/01                                                 7,096

         5,000  Travelers/Aetna Property
                 Casualty Corp., 6.75%, 4/15/01                                 5,100
                                                                    ------------------

                                                                               54,477
                                                                    ------------------

INSURANCE-2.0%

         5,000  Aetna Services Inc.,
                 6.75%, 8/15/01                                                 5,119

         3,750  Nationwide Mutual Insurance Co.,
                 6.50%, 2/15/04 (Acquired 2/9/96,
                 Cost $3,782)(3)                                                3,731

         5,000  Underwriters Reinsurance Co.,
                 7.875%, 6/30/06 (Acquired
                 8/6/96, $5,156)(3)                                             5,394

         4,000  Zurich Capital Trust I, 8.38%,
                 6/1/37 (Acquired 5/28/97 through
                 6/11/97, Cost $4,039)(3)                                       4,400
                                                                    ------------------

                                                                               18,644
                                                                    ------------------

LEISURE-0.8%

         4,200  Hilton Hotels,
                 7.00%, 7/15/04                                                 4,247

         2,750  Time Warner Inc.,
                 6.85%, 1/15/26                                                 2,829
                                                                    ------------------

                                                                                7,076
                                                                    ------------------

METALS & MINING-0.8%

         6,750  Barrick Gold Corp.,
                 7.50%, 5/1/07                                                  7,138
                                                                    ------------------

REAL ESTATE-1.8%

         1,100  Chelsea GCA Realty,
                 7.25%, 10/21/07                                                1,111

         6,800  Price REIT, Inc. (The),
                 7.25%, 11/1/00                                                 6,962

         3,800  Price REIT, Inc. (The),
                 7.125%, 6/15/04                                                3,890

See Notes to Financial Statements


10      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                      Value
--------------------------------------------------------------------------------

      $  5,000  Spieker Properties, Inc.,
                 6.80%, 12/15/01                                           $    5,094
                                                                    ------------------

                                                                               17,057
                                                                    ------------------

RETAIL (GENERAL MERCHANDISE)-0.7%

         2,500  Dayton Hudson Corp.,
                 9.25%, 3/1/06                                                  2,712

         4,000  Sears, Roebuck & Co., MTN,
                 7.12%, 6/4/04                                                  4,175
                                                                    ------------------

                                                                                6,887
                                                                    ------------------

TOBACCO-1.3%

         3,500  Philip Morris Companies Inc.,
                 6.80%, 12/1/03                                                 3,531

         5,500  Philip Morris Companies Inc.,
                 6.95%, 6/1/06                                                  5,651

         3,000  Philip Morris Companies, Inc.,
                 7.00%, 7/15/05                                                 3,049
                                                                    ------------------

                                                                               12,231
                                                                    ------------------

UTILITIES-2.4%

        12,000  CalEnergy Co., Inc.,
                 7.63%, 10/15/07                                               12,150

         2,000  Kansas Power & Light Co.,
                 8.875%, 3/1/00                                                 2,115

         5,600  Public Service Electric & Gas Co.,
                 6.00%, 5/1/00                                                  5,600

         2,000  Texas Utilities Electric Co.,
                 8.125%, 2/1/02                                                 2,140
                                                                    ------------------

                                                                               22,005
                                                                    ------------------

TOTAL CORPORATE BONDS-23.1%                                                   213,505
                                                                    ------------------
    (Cost $208,111)

  FOREIGN CORPORATE BONDS

          6,350  Hutchison Whampoa Financial,
                  Series A, 6.95%, 8/1/07 (Acquired
                  8/21/97 through 9/12/97,
                  Cost $6,229)(3)                                                5,890

          2,000  Hutchison Whampoa Financial,
                  Series B, 7.45%, 8/1/17 (Acquired
                  7/24/97, Cost $1,998)(3)                                       1,822
                                                                     ------------------

TOTAL FOREIGN CORPORATE BONDS-0.8%                                               7,712
                                                                     ------------------
    (Cost $8,227)

Principal Amount                                    ($ in Thousands)            Value
-------------------------------------------------------------------------------------------------

  SOVEREIGN GOVERNMENTS & AGENCIES

       $  6,000  Hydro-Quebec, MTN,
                  7.02%, 3/23/05                                            $    6,210

          4,125  Korea Development Bank,
                  6.50%, 11/15/02                                                3,851

          5,000  Korea Electric Power,
                  6.375%, 12/1/03                                                4,694
                                                                     ------------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES-1.6%                                                                 14,755
                                                                     ------------------
   (Cost $14,696)

 TEMPORARY CASH INVESTMENTS

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $18,109)                              18,100

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.60%, dated 10/31/97,
              due 11/3/97 (Delivery value $6,303)                                6,300
                                                                     ------------------

TOTAL TEMPORARY CASH INVESTMENTS-2.6%                                           24,400
                                                                     ------------------
   (Cost $24,400)

TOTAL INVESTMENT SECURITIES-100.0%                                            $924,706
                                                                     ===================
   (Cost $761,789)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                            ($ in Thousands)

     Contract         Settlement                     Unrealized
      to Sell            Date            Value          Loss
-----------------------------------------------------------------------
   9,936,397 CHF       11/28/97         $7,109         $(117)
                                       ========       ========

(Value on Settlement Date $7,226)

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       11


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
ORD = Foreign Ordinary Share
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective October 31, 1997.
resets= The  frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
(1)   Non-income producing.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1997, was $21,237, which represented 2.3% of the net assets.

See Notes to Financial Statements


12      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS                                                         ($ In Thousands)

Investment securities, at value
(identified cost of $761,789) (Note 3) .........................     $   924,706

Cash ...........................................................           3,557

Receivable for investments sold ................................           8,162

Dividends and interest receivable ..............................           6,365
                                                                     -----------
                                                                         942,790
                                                                     -----------

LIABILITIES

Disbursements in excess of demand deposit cash .................             880

Payable for forward foreign currency exchange contracts ........             117

Payable for investments purchased ..............................           8,437

Payable for capital shares redeemed ............................             679

Accrued management fees (Note 2) ...............................             814

Distribution fees payable (Note 2) .............................               1

Service fees payable (Note 2) ..................................               1
                                                                     -----------
                                                                          10,929
                                                                     -----------

Net Assets .....................................................     $   931,861
                                                                     ===========


NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ........................     $   691,438

Undistributed net investment income ............................           2,562

Accumulated undistributed net realized gain on
investment and foreign currency transactions ...................          75,060

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies (Note 3) .......         162,801
                                                                     -----------
                                                                     $   931,861
                                                                     ===========
Investor Class, $0.01 Par Value ($ and shares in full)

Net assets .....................................................     $926,137,09

Shares outstanding .............................................      47,361,687

Net asset value per share ......................................     $     19.55

Advisor Class, $0.01 Par Value ($ and shares in full)

Net assets .....................................................     $ 5,723,526

Shares outstanding .............................................         292,733

Net asset value per share ......................................     $     19.55

See Notes to Financial Statements


ANNUAL REPORT                    STATEMENT OF ASSETS AND LIABILITIES      13


                            STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                               ($ In Thousands)

Income:

Interest ........................................................     $  24,540

Dividends (net of foreign taxes withheld of $23) ................         3,958
                                                                      ---------
                                                                         28,498
                                                                      ---------
Expenses (Note 2):

Management fees .................................................         9,022

Distribution fees - Advisor Class ...............................             8

Shareholder service fees - Advisor Class ........................             8

Directors' fees and expenses ....................................             9
                                                                      ---------
                                                                          9,047
                                                                      ---------

Net investment income ...........................................        19,451
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:

Investments .....................................................        75,233

Foreign currency transactions ...................................           703
                                                                      ---------
                                                                         75,936
                                                                      ---------

Change in net unrealized appreciation (depreciation) on:

Investments .....................................................        41,471

Translation of assets and liabilities in foreign currencies .....          (115)
                                                                      ---------
                                                                         41,356
                                                                      ---------

Net realized and unrealized
gain on investments .............................................       117,292
                                                                      ---------

Net Increase in Net Assets
Resulting from Operations .......................................     $ 136,743
                                                                      =========

See Notes to Financial Statements


14      STATEMENT OF OPERATIONS                AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997

AND OCTOBER 31, 1996


Increase in Net Assets                                       1997        1996
                                                             ($ In Thousands)
OPERATIONS

Net investment income ................................   $  19,451    $  21,381

Net realized gain on investments
and foreign currency transactions ....................      75,936       66,241

Change in net unrealized appreciation
on investments and translation of assets
and liabilities in foreign currencies ................      41,356       24,176
 ......................................................   ---------    ---------
Net increase in net assets
resulting from operations ............................     136,743      111,798
                                                         ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class .....................................     (20,449)     (21,812)

  Advisor Class ......................................         (55)        --

From net realized gains from investment transactions:

  Investor Class .....................................     (64,787)     (46,792)
                                                         ---------    ---------
Decrease in net assets from distributions ............     (85,291)     (68,604)
                                                         ---------    ---------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
capital share transactions ...........................       1,241       20,404
                                                         ---------    ---------

Net increase in net assets ...........................      52,693       63,598

NET ASSETS

Beginning of year ....................................     879,168      815,570
                                                         ---------    ---------

End of year ..........................................   $ 931,861    $ 879,168
                                                         =========    =========

Undistributed net investment income ..................   $   2,562    $   2,912
                                                         =========    =========

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       15



                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Balanced Fund (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth and current income. It is management's intention to maintain approximately 60% of the Fund's assets in common stocks and the remainder in bonds and other fixed income securities. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on January 6, 1997. Sale of the Institutional Class had not commenced as of October 31, 1997. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.


16     NOTES TO FINANCIAL STATEMENTS           AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class, as described in the respective prospectus. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period ended October 31, 1997, were $16,116.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       17


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 1997, totaled $961,875,601, of which $136,551,559 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, totaled $1,025,565,774, of which $159,373,706 represented U.S. Treasury and Agency obligations.

    As of October 31, 1997, accumulated net unrealized appreciation was $161,968,451, based on the aggregate cost of investments of $762,737,151 for federal income tax purposes, which consisted of unrealized appreciation of $168,109,727 and unrealized depreciation of $6,141,276.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 100,000,000 shares of the Investor Class and 50,000,000 shares of the Advisor class authorized for issuance. Transactions in shares of the Fund were as follows:

                                                         Shares         Amount
                                                            (In Thousands)

INVESTOR CLASS

Year ended October 31, 1997

Sold .............................................        13,169      $ 242,933

Issued in reinvestment
of distributions .................................         4,752         83,837

Redeemed .........................................       (17,963)      (330,837)
                                                       ---------      ---------
Net decrease .....................................           (42)     $  (4,067)
                                                       =========      =========

Year ended October 31, 1996

Sold .............................................        11,553      $ 202,311

Issued in reinvestment
of distributions .................................         3,994         67,547

Redeemed .........................................       (14,226)      (249,454)
                                                       ---------      ---------
Net increase .....................................         1,321      $  20,404
                                                       =========      =========

ADVISOR CLASS

January 6, 1997(1) through October 31, 1997

Sold .............................................           296      $   5,372

Issued in reinvestment
of distributions .................................             3             55

Redeemed .........................................            (6)          (119)
                                                       ---------      ---------
Net increase .....................................           293      $   5,308
                                                       =========      =========
----------
(1)  Commencement of sale of the Advisor Class.


18      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                                INVESTOR CLASS

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                           1997           1996            1995          1994        1993

 PER-SHARE DATA

Net Asset Value,
Beginning of Year .................   $   18.55       $   17.70       $   15.94       $ 16.52     $ 14.89
                                      ---------       ---------       ---------       -------     -------
Income From Investment Operations

  Net Investment Income ...........        0.40(1)         0.44(1)         0.48(1)       0.42        0.38

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions        2.41            1.88            2.03         (0.58)       1.62
                                      ---------       ---------       ---------       -------     -------
  Total From
  Investment Operations ...........        2.81            2.32            2.51         (0.16)       2.00
                                      ---------       ---------       ---------       -------     -------
Distributions

  From Net Investment Income ......       (0.43)          (0.46)          (0.48)        (0.42)      (0.37)

  From Net Realized Gains
  on Investment Transactions ......       (1.38)          (1.01)          (0.27)         --          --
                                      ---------       ---------       ---------       -------     -------
  Total Distributions .............       (1.81)          (1.47)          (0.75)        (0.42)      (0.37)
                                      ---------       ---------       ---------       -------     -------
Net Asset Value, End of Year ......   $   19.55       $   18.55       $   17.70       $ 15.94     $ 16.52
                                      =========       =========       =========       =======     =======
  Total Return(2) .................       16.34%          14.04%          16.36%        (0.93)%     13.64%


 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............        1.00%           0.99%           0.98%         1.00%       1.00%

Ratio of Net Investment Income
to Average Net Assets .............        2.15%           2.50%           2.90%         2.70%       2.40%

Portfolio Turnover Rate ...........         110%            130%             85%           94%         95%

Average Commission Paid per Share
of Equity Security Traded .........   $  0.0371       $  0.0400       $  0.0390         --(3)       --(3)

Net Assets, End
of Year (in millions) .............   $     926       $     879       $     816       $   704     $   706

----------

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       19


                             FINANCIAL HIGHLIGHTS

                                 ADVISOR CLASS

                 For a Share Outstanding Throughout the Period Ended October 31

                                                                    1997(1)

 PER-SHARE DATA

Net Asset Value, Beginning of Period ..................         $     17.46
                                                                -----------
Income From Investment Operations

  Net Investment Income(2) ............................                0.29

  Net Realized and Unrealized Loss
on Investment Transactions ............................                2.04
                                                                -----------
  Total From Investment Operations ....................                2.33
                                                                -----------
Distributions

  From Net Investment Income ..........................               (0.24)
                                                                -----------
Net Asset Value, End of Period ........................         $     19.55
                                                                ===========
  Total Return(3) .....................................               13.42%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................................             1.25%(4)

Ratio of Net Investment Income
to Average Net Assets .................................             1.90%(4)

Portfolio Turnover Rate ...............................                 110%

Average Commission Paid per Share
of Equity Security Traded .............................         $    0.0371

Net Assets, End of Period
(in thousands) ........................................         $     5,724

----------

(1) January 6, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


20      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Balanced Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Balanced Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
December 3, 1997


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       21


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.


James E. Stowers, Jr.

             For:                          32,526,091

             Withheld:                        454,807

James E. Stowers III

             For:                          32,523,948

             Withheld:                        456,950

Thomas A. Brown

             For:                          32,545,583

             Withheld:                        435,315

Robert W. Doering, M.D.

             For:                          32,530,625

             Withheld:                        450,273

D.D. (Del) Hock

             For:                          32,537,570

             Withheld:                        443,328

Linsley L. Lundgaard

             For:                          32,524,028

             Withheld:                        456,870

Donald H. Pratt

             For:                          32,543,143

             Withheld:                        437,755

Lloyd T. Silver, Jr.

             For:                          32,538,209

             Withheld:                        442,689

M. Jeannine Strandjord

             For:                          32,543,363

             Withheld:                        437,535


PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.


                       INVESTOR          ADVISOR

For:                  30,714,263         149,226

Against:               510,989              0

Abstain:               133,985              0

Broker
Non-Vote:             1,472,435             0


PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.


    For:                               32,449,671

    Against:                              412,883

    Abstain:                              118,344


22      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

PROPOSAL 4:

    To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

    For:                               28,764,213

    Against:                            2,536,611

    Abstain:                              207,639

    Broker Non-Vote:                    1,472,435


* Amend the fundamental investment limitation concerning the issuance of senior securities.


    For:                               29,370,592

    Against:                            1,926,656

    Abstain:                              211,215

    Broker Non-Vote:                    1,472,435


* Amend the fundamental investment limitation concerning borrowing.


    For:                               27,913,977

    Against:                            3,384,644

    Abstain:                              209,842

    Broker Non-Vote:                    1,472,435


* Amend the fundamental investment limitation concerning lending.


    For:                               27,908,969

    Against:                            3,381,983

    Abstain:                              217,511

    Broker Non-Vote:                    1,472,435


*Amend the fundamental investment limitation concerning concentration of investments in a particular industry.


    For:                               28,506,130

    Against:                            2,795,778

    Abstain:                              206,555

    Broker Non-Vote:                    1,472,435


* Eliminate the fundamental investment limitation regarding investments in illiquid securities.


    For:                               29,721,139

    Against:                            1,578,790

    Abstain:                              208,534

    Broker Non-Vote:                    1,472,435


* Eliminate the fundamental limitation concerning investment in other investment companies.


    For:                               29,741,614

    Against:                            1,557,217

    Abstain:                              209,632

    Broker Non-Vote:                    1,472,435


* Amend the fundamental investment limitation concerning investments in real estate.


    For:                               29,737,085

    Against:                            1,557,304

    Abstain:                              214,074

    Broker Non-Vote:                    1,472,435


ANNUAL REPORT                                  PROXY VOTING RESULTS       23


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning underwriting.


    For:                               29,743,870

    Against:                            1,547,447

    Abstain:                              217,146

    Broker Non-Vote:                    1,472,435


* Amend the fundamental investment limitation concerning commodities.


    For:                               29,325,436

    Against:                            1,967,797

    Abstain:                              215,230

    Broker Non-Vote:                    1,472,435


* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.


    For:                               29,719,799

    Against:                            1,578,272

    Abstain:                              210,392

    Broker Non-Vote:                    1,472,435


* Eliminate the fundamental limitation concerning short sales.


    For:                               28,972,578

    Against:                            2,323,735

    Abstain:                              212,150

    Broker Non-Vote:                    1,472,435


* Eliminate the fundamental investment limitation concerning margin purchases of securities.


    For:                               28,733,222

    Against:                            2,563,310

    Abstain:                              211,931

    Broker Non-Vote:                    1,472,435


24      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                          SHARE CLASS AND RETIREMENT

                              ACCOUNT INFORMATION

SHARE CLASSES

    Until September 3, 1996, Balanced issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for Balanced. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of Balanced shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of funds shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    The Institutional Class had not commenced as of October 31, 1997.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION       25


                                     NOTES


26      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       27


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The American Century Group consists of moderate risk and specialty funds including conservative equity, balanced, asset allocation, gold, natural resources, utilities and real estate funds. In general, aside from the specialty funds, which have unique risks, this fund group is for investors seeking core portfolio holdings in the middle ground between aggressive stock funds and money market and bond funds.

    BALANCED seeks to provide long-term growth with less volatility than funds that are 100% invested in growth stocks. The fund keeps about 60% of its assets in the stocks of firms with accelerating growth rates. Under normal market conditions, the remaining assets are held in quality intermediate-term bonds.

    We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

    For the equity portfolio, the management team seeks to own companies whose earnings and revenues are growing at accelerating rates.

    For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized rating organizations.

    Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

    The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond Indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
    EQUITY PORTFOLIO
    Portfolio Managers                                Jim Stowers III
                                                      Bruce Wimberly

    FIXED-INCOME PORTFOLIO
    Portfolio Managers                                Bud Hoops
                                                      Jeff Houston
--------------------------------------------------------------------------------

28      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

FIXED-INCOME TERMS

o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

o DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 19 and 20.

EQUITY TERMS

o BLUE-CHIP STOCKS--generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS--generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


ANNUAL REPORT                                              GLOSSARY       29

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10463      Recycled

                                     ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                                OCTOBER 31, 1997

                                     BENHAM
                                      GROUP

                                  Cash Reserve


                               TABLE OF CONTENTS

Report Highlights .......................................................      1
Our Message to You ......................................................      2
Performance & Portfolio Information .....................................      3
Management Q & A ........................................................      4
Schedule of Investments .................................................      6
Statement of Assets and Liabilities .....................................      9
Statement of Operations .................................................     10
Statements of Changes in Net Assets .....................................     11
Notes to Financial Statements ...........................................     12
Financial Highlights ....................................................     15
Independent Auditors' Report ............................................     16
Proxy Voting Results ....................................................     17
Share Class and Retirement
Account Information .....................................................     19
Background Information
           Investment Philosophy & Policies .............................     20
           Comparative Indices ..........................................     20
           Lipper Rankings ..............................................     20
           Investment Team Leaders ......................................     20
Glossary ................................................................     21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
     Cash Reserve


WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.

SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                              AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. money market yields rose during the year ended October 31, 1997, largely because of a short-term interest rate increase by the Federal Reserve.

* The Fed raised short-term interest rates in March 1997 to head off potential inflation and slow the rapid pace of economic growth.

* Money market yields rose sharply in March and April, especially in the weeks surrounding the Fed's action.

* Inflation remained low after the Fed rate hike, leading to a modest decline in money market yields between May and October.

MANAGEMENT Q&A

* According to Lipper Analytical Services, the fund outperformed the average money market fund during the fiscal year ended October 31, 1997.

* For much of the year, the fund was positioned defensively, with an average maturity of 35-45 days, because of our expectations for higher short-term rates.

* By July, inflation was still in check, so we extended the fund's average maturity to 60 days, though it drifted back to 50 days by the end of the period.

* The fund expanded its holdings of asset-backed securities, especially commercial paper backed by credit card receivables.

*   The fund was not directly affected by the recent financial problems in Asia.

* Going forward, we expect short-term interest rates to remain stable through early 1998, but we may see yields trend higher later in the year.

* We plan to maintain the fund's current position until we see a clear direction for interest rates.

              CASH RESERVE
            INVESTOR CLASS(1)

TOTAL RETURNS:            AS OF 10/31/97
     6 Months                   2.58%(2)
     1 Year                        5.04%

7-DAY CURRENT YIELD:               5.14%
     (AS OF 10/31/97)

NET ASSETS:                 $1.2 billion
     (AS OF 10/31/97)

INCEPTION DATE:                   3/1/85

TICKER SYMBOL:                     TWCXX

(1) See Share Classes, page 19.

(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the twelve months ended October 31, 1997, Cash Reserve continued to offer shareholders very competitive money market returns. In the following pages, the fund's investment team provides details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever. As a result, we've been able to simplify fund management, eliminate overlapping funds and adopt a unified fee structure for all Benham funds.

     To help us provide even better investment services, we are taking steps to strengthen our corporate investment team. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish the year 2000 from the year 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year 2000-compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since Jim Stowers, Jr. launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours that consists of nearly 70 stock, bond, money and diversified funds to help you achieve your financial goals.

    We're proud of the investment tools and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2     OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)
                                                                                       AVERAGE ANNUAL RETURNS
                                   6 MONTHS          1 YEAR           3 YEARS          5 YEARS        10 YEARS        LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 3/1/85)

Cash Reserve .....................   2.58%            5.04%            5.14%            4.18%           5.35%           5.60%

90-Day Treasury Bill Index .......   2.53%            5.15%            5.33%            4.58%           5.52%           5.74%

Average Money
Market
Instrument Fund(2) ...............   2.46%            4.87%            5.05%            4.23%           5.43%           5.67%(3)

Fund's Ranking
Among Money Market
Instrument Funds(2) ..............    --         118 out of 302   102 out of 233   109 out of 181   71 out of 107   55 out of 87(3)

------------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 4/1/97)

Cash Reserve .....................   2.45%                                                                               2.83%

90-Day Treasury Bill Index .......   2.53%                                                                               2.97%

(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

(3) SINCE 3/31/85, THE DATE NEAREST THE FUND'S INCEPTION FOR WHICH DATA ARE AVAILABLE.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF OCTOBER 31, 1997 (Investor Class)

                              7-DAY              7-DAY
                             CURRENT           EFFECTIVE
                              YIELD              YIELD

Cash Reserve                   5.14%             5.27%

Yields are defined in the Glossary on page 21.


PORTFOLIO AT A GLANCE
                              10/31/97         10/31/96

Number of Securities             87               84
Weighted Average Maturity      50 days          46 days
Expense Ratio
  (for Investor Class)          0.68%            0.70%

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Past performance is no guarantee of future results.


ANNUAL REPORT                   PERFORMANCE & PORTFOLIO INFORMATION       3


                                MANAGEMENT Q&A

    An interview with Denise Tabacco and John Walsh, portfolio managers on the Benham Cash Reserve fund investment team.

HOW DID THE FUND PERFORM?

    It outperformed the average money market fund. For the fiscal year ended October 31, 1997, Cash Reserve posted a total return of 5.04%, compared with the 4.87% average return of the 302 "Money Market Instrument Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE FISCAL YEAR?

    We positioned the fund defensively for much of the period, keeping its average maturity around 35-45 days. This positioning was based on our expectations for a short-term interest rate increase by the Federal Reserve. The Fed raised rates in March, and the fund remained defensive in anticipation of further Fed rate hikes.

    But by July, it became clear that inflation was still in check and the Fed was holding interest rates steady, so we gradually extended the fund's average maturity to around 60 days. We maintained this position through October, though we allowed the fund's maturity to drift closer to 50 days toward the end of the period.

WHY IS THE FUND CURRENTLY HOLDING MORE FLOATING-RATE NOTES THAN IT DID SIX MONTHS AGO (SEE THE CHART BELOW)?

    Most of the floaters we added in recent months were issued by insurance agencies. These securities offered attractive yields, and our credit research staff was able to uncover issues with high credit ratings. Investing in insurance floaters helped boost the fund's yield without extending its average maturity.

IN THE LAST REPORT, YOU TALKED ABOUT EXPANDING THE FUND'S HOLDINGS OF ASSET-BACKED SECURITIES. HAVE YOU ADDED ANY MORE OF THESE SECURITIES TO THE FUND'S PORTFOLIO?

    Yes. Our recent purchases focused on asset-backed commercial paper. In particular, the fund bought part of several pools of credit card receivables--known as Dakota certificates--from Citibank. Asset-backed commercial paper tends to have higher yields than most ordinary commercial paper, and much of it carries credit enhancements that ensure a high degree of credit quality.

    Our credit research team also plays an important role in our approach to asset-backed securities. Several of our credit analysts specialize in these securities, and we're avoiding the more complex issues that may have hidden credit risks. We plan to stick with the most "plain-vanilla" asset-backed securities.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Commercial Paper            68%
Floating-Rate Notes         22%
Asset-Backed Securities      6%
Certificates of Deposit      4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Commercial Paper            74%
Floating-Rate Notes         13%
Asset-Backed Securities      5%
U.S. Government Agency
Securities                   5%
Certificates of Deposit      3%


4      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

HAS THE FUND BEEN AFFECTED BY THE RECENT FINANCIAL MELTDOWN IN ASIA?

    Not directly. The currency crises in Hong Kong and Southeast Asia have led to stock market declines around the globe. They've also made conditions worse in Japan, where financial companies were already struggling with a weak economy and bad real estate loans. In recent weeks, a Japanese bank and Japan's fourth-largest brokerage firm filed for bankruptcy.

    The fund has avoided securities issued or guaranteed by Japanese financial institutions, and we've also chosen to stay away from debt in the emerging markets of Southeast Asia. However, the problems in this region could have some impact on the U.S. economy and interest rates going forward.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES?

    We think that money market rates will be fairly stable through early 1998. It's been eight months since the Fed's pre-emptive interest rate hike, and we've seen little sign of inflation since then. As a result, we think the Fed will remain on hold through the end of 1997.

    However, we could see higher money market yields later in 1998. If economic growth remains solid and the unemployment rate continues to fall (it dipped to a 24-year low of 4.7% in October), the Fed could take out an insurance policy against inflation by raising short-term interest rates.

    In addition, wage pressures have been building as a result of sustained low unemployment levels. Although corporations tend to pass on higher wage costs to consumers by raising prices, many businesses have held off to keep their prices in line with their competitors.

    Productivity gains and cost savings on benefits have helped these companies maintain profit growth. But these factors may have run their course, which could set the stage for rising prices--and money market yields--in the coming year.

WITH  THAT  OUTLOOK  IN MIND,  HOW WILL YOU  MANAGE  THE FUND  OVER THE NEXT SIX
MONTHS?

    We plan to maintain the fund's average maturity at around 50 days until we see a more clear direction on inflation and interest rates. For now, we'll continue to focus on commercial paper for most of the fund's assets, but we may look to expand the fund's holdings of floating-rate notes if a Fed rate increase becomes more likely.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
A1+          77%
A1           21%
A2            2%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
A1+          77%
A1           20%
A2            3%


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

COMMERCIAL PAPER(1)

AEROSPACE & DEFENSE--0.4%

                 $  4,900   Allied Signal Inc., 5.50%, 11/10/97      $     4,893
                                                                  -------------------

BANKING--13.8%

                   19,500   ABN Amro Bank North America
                                Finance, Inc., 5.55%, 12/15/97            19,368

                   10,000   Banco de Credito, 5.60%, 1/6/98
                                (LOC: Barclays Bank PLC)                   9,897

                   30,000   Bankers Trust New York Corp.,
                                5.53%-5.60%, 11/24/97
                                through 4/16/98                           29,782

                    9,800   Bil North America, Inc.,
                                5.54%-5.62%, 12/5/97
                                through 1/8/98                             9,738

                   10,000   Demir Funding, 5.57%, 1/12/98
                                (LOC: Bayerische Vereinsbank
                                A.G.)                                      9,889

                   21,000   Garanti Funding Corporation,
                                5.53%-5.58%, 2/4/98 through
                                4/28/98 (LOC: Bayerische
                                Vereinsbank A.G.)                         20,576

                   22,000   Generale Bank S.A.,
                                5.53%-5.55%, 1/23/98                      21,719

                   22,500   IMI Funding Co. (USA),
                                5.55%-5.57%, 1/15/98
                                through 2/5/98                            22,211

                   20,000   Westdeutsche Landesbank
                                Girozentrale, 5.52%, 11/12/97
                                through 11/24/97                          19,948
                                                                  -------------------

                                                                         163,128
                                                                  -------------------

BUILDING PRODUCTS--0.7%

                    9,000   Cemex, S.A. De, 5.50%, 2/23/98                 8,842
                                                                  -------------------

DIVERSIFIED COMPANIES--1.4%

                   17,000   Mitsubishi International, 5.58%,
                                1/6/98                                    16,826
                                                                  -------------------

FINANCIAL SERVICES--19.8%

                    2,700   Cargill Inc., 5.51%, 12/8/97                   2,685

                   12,000   Corporate Receivables Corp.,
                                5.50%, 12/17/97 (Acquired
                                10/8/97, Cost $11,872)(2)                 11,915

                   13,000   Dakota Certificates  (Citibank),
                                Series 1995-7,
                                5.67%, 11/3/97 (Acquired 8/18/97,
                                Cost $12,846)(2)                          12,996


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

                  $10,000   Dakota Certificates (Citibank),
                                Series 1995-7, 5.69%,
                                11/10/97 (Acquired 8/14/97,
                                Cost $9,865)(2)                     $      9,986

                   25,000   Dakota Certificates (Citibank),
                                Series 1995-7,
                                5.67%, 11/20/97 (Acquired 9/3/97,
                                Cost $24,700)(2)                          24,927

                   11,600   Dakota Certificates (Citibank),
                                Series 1995-7,
                                5.69%, 12/10/97 (Acquired 9/10/97,
                                Cost $11,438)(2)                          11,531

                   31,000   Ford Motor Credit, 5.50%-5.51%,
                                12/15/97 through 12/19/97                 30,782

                   63,000   General Electric Capital Corp.,
                                5.53%-5.57%, 11/3/97
                                through 2/24/98                           62,441

                   23,800   General Motors Acceptance Co.,
                                5.61%-5.69%, 11/4/97
                                through 12/8/97                           23,722

                   23,200   Hitachi Credit America Corp.,
                                5.58%-5.60%, 11/25/97
                                through 1/16/98                           22,996

                   20,000   WCP Funding, Inc., 5.60%,
                                1/28/98 (Acquired 10/23/97,
                                Cost $19,698)(2)                          19,726
                                                                  -------------------

                                                                         233,707
                                                                  -------------------

FOOD & BEVERAGE--0.9%

                   10,500   Campbell Soup Co., 5.50%,
                                1/26/98                                   10,362
                                                                  -------------------

INSURANCE--7.3%

                   25,000   Anchor National Life, 5.52%,
                                11/20/97                                  24,927

                   45,000   General Re Corp., 5.51%-5.53%,
                                12/31/97 through 1/7/98                   44,564

                    4,000   Prudential Funding, 5.57%, 1/9/98
                                (Acquired 9/11/97, Cost
                                $3,926)(2)                                 3,957

                   10,000   Prudential Funding, 5.57%,
                                1/12/98 (Acquired 9/11/97,
                                Cost $9,811)(2)                            9,889

                    3,100   Safeco Corporation, 5.56%,
                                12/10/97 (Acquired 10/24/97,
                                Cost $3,077)(2)                            3,081
                                                                  -------------------

                                                                          86,418
                                                                  -------------------

SEE NOTES TO FINANCIAL STATEMENTS


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

METALS & MINING--1.1%

                  $12,900   RTZ America Inc., 5.50%,
                                12/12/97                             $    12,819
                                                                  -------------------

OFFICE EQUIPMENT & SUPPLIES--1.5%

                   17,565   Hitachi America, Ltd.,
                                5.52%-5.60%, 11/25/97                     17,500
                                                                  -------------------

PETROLEUM REFINING--3.5%

                   26,500   Chevron Transport, 5.52%-5.55%,
                                11/21/97 through 2/17/98                  26,160

                    2,500   Chevron U.K. Investment PLC,
                                5.50%, 12/18/97                            2,482

                   13,100   Statoil-Den Norske Stats, 5.50%,
                                11/5/97                                   13,092
                                                                  -------------------

                                                                          41,734
                                                                  -------------------

PHARMACEUTICALS--2.8%

                   19,000   Glaxo Wellcome PLC, 5.53%,
                                11/28/97                                  18,921

                   14,000   Warner-Lambert Co., 5.50%,
                                12/31/97 (Acquired 9/8/97,
                                Cost $13,756)(2)                          13,872
                                                                  -------------------

                                                                          32,793
                                                                  -------------------

PUBLISHING--1.1%

                   13,000   Reed Elsevier Inc., 5.50%,
                                12/2/97 (Acquired 10/6/97,
                                Cost $12,887)(2)                          12,938
                                                                  -------------------

SECURITY BROKERS & DEALERS--9.3%

                    5,000   Bear Stearns Co., 5.56%, 1/12/98               4,944

                    9,000   BT Securities Corp., 5.52%,
                                12/22/97                                   8,930

                   20,000   Credit Suisse First Boston, Inc.,
                                5.52%, 2/2/98                             19,715

                   20,000   Goldman Sachs Group L.P., 5.52%,
                                11/18/97                                  19,948

                   30,000   Merrill Lynch & Co., 5.51%-5.59%,
                                11/6/97 through 1/12/98                   29,741

                   27,500   Morgan Stanley Group, Inc., 5.51%,
                                11/3/97 through 11/13/97                  27,463
                                                                  -------------------

                                                                         110,741
                                                                  -------------------

SOVEREIGN GOVERNMENTS
& AGENCIES--4.2%

                   50,000   Kingdom of Sweden, 5.50%-5.55%,
                                12/5/97 through 3/2/98                    49,471
                                                                  -------------------

TOTAL COMMERCIAL PAPER--67.8%                                            802,172
                                                                  -------------------


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT

                  $10,000   Caisse National, 5.90%, 8/11/98          $    10,000

                   20,000   Credit Agricole Indosuez, New York
                                Branch, 6.00%, 10/16/98
                                (Acquired 10/2/97, Cost
                                $20,000)(2)                               20,000

                   10,000   Deutsche Bank, A.G., 5.64%,
                                1/16/98                                    9,999

                    5,000   National Westminster Bank, 5.86%,
                                3/10/98                                    4,999
                                                                  -------------------

TOTAL CERTIFICATES OF DEPOSIT--3.8%                                       44,998
                                                                  -------------------
OTHER CORPORATE DEBT

BANKING--6.6%

                   23,750   American Express Centurion Bank,
                                VRN, 5.62%, 11/23/97, resets
                                monthly off the 1-month LIBOR
                                minus 0.03% with no caps                  23,750

                   14,500   First Bank Minneapolis, VRN, 5.59%,
                                11/19/97, resets monthly off the
                                1-month LIBOR
                                minus 0.04% with no caps                  14,500

                   20,000   First Bank, N.A., VRN, 5.53%,
                                11/19/97, resets monthly off the
                                1-month LIBOR minus
                                0.09% with no caps                        19,994

                   20,000   PNC Bank, N.A., VRN, 5.55%,
                                11/10/97, resets monthly off the
                                1-month LIBOR minus 0.08%
                                with no caps                              19,998
                                                                  -------------------

                                                                          78,242
                                                                  -------------------

FINANCIAL SERVICES--3.0%

                   25,000   Abbey National Treasury Services PLC, VRN,
                                5.51%, 11/17/97, resets monthly
                                off the 1-month
                                LIBOR minus 0.12% with no caps            24,990

                   10,000   Merrill Lynch & Co., VRN, 6.00%,
                                1/15/98, resets quarterly off the
                                3-month LIBOR plus 0.25% with
                                no caps                                   10,014
                                                                  -------------------

                                                                          35,004
                                                                  -------------------


ANNUAL REPORT                                    SCHEDULE OF INVESTMENTS            7


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

INSURANCE--12.6%

                  $50,000   General  American Life Insurance  Company,  VRN,
                                5.86%, 11/21/97,  resets
                                monthly off the 1-month
                                LIBOR plus 0.20% with no caps
                                (Acquired  1/3/97
                                through 7/7/97, Cost
                                $50,000)(2)(3)                       $    50,000

                   17,000   Prudential Funding, VRN, 5.62%, 11/26/97,
                                resets monthly off the  1-month
                                LIBOR minus 0.04% with
                                no caps (Acquired
                                11/25/96, Cost $17,000)(2)                17,000

                   47,000   Transamerica Occidental Life Insurance
                                Co., VRN, 5.66%,  11/3/97,  resets
                                monthly off the 1-month
                                LIBOR with no caps (Acquired 6/30/97,
                                Cost $47,000)(2)(3)                       47,000

                   23,500   Travelers Insurance Company (The),
                                VRN, 5.71%, 11/21/97, resets
                                monthly off the 1-month LIBOR
                                plus 0.05% with no caps
                                (Acquired 5/23/97, Cost
                                $23,500)(2)(3)                            23,500

                   11,700   Travelers Insurance Company (The),
                                VRN, 5.68%, 11/9/97, resets
                                monthly off the 1-month LIBOR
                                plus 0.05% with no caps
                                (Acquired 6/9/97, Cost
                                $11,700)(2)(3)                            11,700
                                                                  -------------------

                                                                         149,200
                                                                  -------------------

TOTAL OTHER CORPORATE DEBT--22.2%                                        262,446
                                                                  -------------------

ASSET-BACKED SECURITIES

                   23,500   ABSIT  97-C,  VRN,  5.625%,   11/17/97,
                                resets monthly off the 1-month
                                LIBOR  with  no caps
                                (Acquired 6/11/97, Cost
                                $23,500)(2)                               23,500

                   12,113   Americredit Automobile
                                Receivables Trust, Series 1997-C,
                                Class A1, 5.66%, 4/6/98                   12,113

                    8,700   Barnett Auto Trust, Series 1997-A,
                                Class A1, 5.65%, 4/15/98
                                (Acquired 9/18/97, Cost
                                $8,700)(2)                                 8,700


Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------------

                  $10,000   Ford Credit Auto Owner Trust,
                                Series 1997-B, Class A1, 5.75%,
                                10/15/98                             $    10,000

                   15,000   RACERS Series 1997-MM-8-5, VRN,
                                5.64%, 11/28/97,
                                resets  monthly  off the
                                1-month  LIBOR with no
                                caps (Acquired 8/29/97,
                                Cost $15,000)(2)                          15,000

                    2,461   Union Acceptance Corp., Series 1997-C,
                                Class A1, 6.21%, 2/9/98 (Acquired
                                9/10/97, Cost $2,461)(2)                   2,461

                    1,540   WFS Financial Owner Trust, Series
                                1997-A, Class A1, 5.63%,
                                3/20/98                                    1,540
                                                                  -------------------

TOTAL ASSET-BACKED SECURITIES--6.2%                                       73,314
                                                                  -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                   $1,182,930
                                                                  ===================




NOTES TO SCHEDULE OF INVESTMENTS

LIBOR = LONDON INTERBANK OFFERED RATE

LOC = LETTER OF CREDIT

VRN = VARIABLE RATE NOTE. INTEREST RESET DATE IS INDICATED AND USED IN
      CALCULATING THE WEIGHTED AVERAGE PORTFOLIO MATURITY. RATE SHOWN IS
      EFFECTIVE OCTOBER 31, 1997.

RESETS= THE  FREQUENCY  WITH WHICH A  FIXED-INCOME  SECURITY'S  COUPON  CHANGES,
      BASED ON  CURRENT  MARKET  CONDITIONS  OR AN  UNDERLYING  INDEX.  THE MORE
      FREQUENTLY  A SECURITY  RESETS,  THE LESS RISK THE INVESTOR IS TAKING THAT
      THE COUPON WILL VARY SIGNIFICANTLY FROM CURRENT MARKET RATES.

(1)   THE RATES FOR COMMERCIAL PAPER ARE THE YIELD TO MATURITY AT PURCHASE.

(2)   SECURITY WAS PURCHASED  UNDER RULE 144A OR SECTION 4(2) OF THE  SECURITIES
      ACT OF 1933 OR IS OTHERWISE RESTRICTED AS TO RESALE AND, UNLESS REGISTERED
      UNDER THE ACT OR EXEMPTED FROM REGISTRATION, MAY ONLY BE SOLD TO QUALIFIED
      INSTITUTIONAL  INVESTORS.  THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT
      OCTOBER 31, 1997,  WAS $353,679,  WHICH  REPRESENTED  30.1% OF NET ASSETS.
      RESTRICTED SECURITIES WHICH WERE ILLIQUID REPRESENTED 3.3% OF NET ASSETS.

(3)   FUNDING AGREEMENT.

SEE NOTES TO FINANCIAL STATEMENTS


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS                     ($ AND SHARES IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
Investment securities, at value (amortized cost and
  cost for federal income tax purposes) (Note 1) ...........        $ 1,182,930

Cash .......................................................                813

Interest receivable ........................................              1,427
                                                                    -----------
                                                                      1,185,170
                                                                    -----------
LIABILITIES

Disbursements in excess of demand deposit cash .............              4,056

Payable for capital shares redeemed ........................              3,926

Accrued management fees (Note 2) ...........................                606
                                                                    -----------
                                                                          8,588
                                                                    -----------
Net Assets .................................................        $ 1,176,582
                                                                    ===========
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ....................        $ 1,176,666

Accumulated undistributed net realized
  loss from investment transactions ........................                (84)
                                                                    -----------
                                                                    $ 1,176,582
                                                                    ===========
Investor Class, $0.01 Par Value

Net assets .................................................        $ 1,175,975

Shares outstanding .........................................          1,176,059

Net asset value per share ..................................        $      1.00

Advisor Class, $0.01 Par Value

Net assets .................................................        $       607

Shares outstanding .........................................                607

Net asset value per share ..................................        $      1.00


SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                   STATEMENT OF ASSETS AND LIABILITIES       9


                            STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                               ($ IN THOUSANDS)

Income:

Interest ...................................................           $ 70,709
                                                                       --------
Expenses:

Management fees (Note 2) ...................................              8,526

Distribution fees - Advisor Class ..........................                  1

Shareholder service fees - Advisor Class ...................                  1

Directors' fees and expenses ...............................                 12

                                                                          8,540
                                                                       --------
Net investment income ......................................             62,169
                                                                       --------
NET REALIZED LOSS ON INVESTMENTS

Net realized loss on investments ...........................                 (6)
                                                                       --------
Net Increase in Net Assets
  Resulting from Operations ................................           $ 62,163
                                                                       ========

SEE NOTES TO FINANCIAL STATEMENTS


10      STATEMENT OF OPERATIONS                AMERICAN CENTURY INVESTMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997
AND OCTOBER 31, 1996

Decrease in Net Assets                                1997              1996

OPERATIONS                                              ($ IN THOUSANDS)

Net investment income ........................     $    62,169      $    67,104

Net realized gain (loss) on investments ......              (6)               2
                                                   -----------      -----------
Net increase in net assets
  resulting from operations ..................          62,163           67,106
                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class .............................         (62,154)         (67,104)

  Advisor Class ..............................             (15)            --
                                                   -----------      -----------
Decrease in net assets from distributions ....         (62,169)         (67,104)
                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS (Note 3)

Net decrease in net assets from capital
  share transactions .........................        (170,512)        (122,448)
                                                   -----------      -----------
Net decrease in net assets ...................        (170,518)        (122,446)

NET ASSETS

Beginning of year ............................       1,347,100        1,469,546
                                                   -----------      -----------
End of year ..................................     $ 1,176,582      $ 1,347,100
                                                   ===========      ===========

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       11


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Cash Reserve Fund (the
Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The Fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts and premiums are amortized daily on a straight-line basis.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and net capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS--Distributions from net investment income are declared daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

    At October 31, 1997, accumulated net realized capital loss carryovers of $84,216 (expiring 2002 through 2004) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


12      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each classes average daily closing net assets during the previous month. The annual management fee, effective August 1, 1997, is 0.60% and 0.35% for the Investor Class and Advisor Class, respectively. The annual management fee prior to August 1, 1997 was 0.70% and 0.45% for the Investor Class and Advisor Class, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period April 1, 1997 (commencement of sale of Advisor class) through October 31, 1997, were $1,606.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
3. CAPITAL SHARE TRANSACTIONS

  There are 2,000,000,000 and 1,000,000,000 shares of the Investor Class and Advisor Class authorized for issuance, respectively. Transactions in shares of the Fund were as follows:

                                                       Shares           Amount
INVESTOR CLASS                                             (IN THOUSANDS)

Year ended October 31, 1997

Sold .........................................       2,379,108      $ 2,379,108

Issued in reinvestment of distributions ......          61,040           61,040

Redeemed .....................................      (2,611,267)      (2,611,267)
                                                   -----------      -----------
Net decrease .................................        (171,119)     $  (171,119)
                                                   ===========      ===========
Year ended October 31, 1996

Sold .........................................       2,137,139      $ 2,137,139

Issued in reinvestment of distributions ......          64,608           64,608

Redeemed .....................................      (2,324,195)      (2,324,195)
                                                   -----------      -----------
Net decrease .................................        (122,448)     $  (122,448)
                                                   ===========      ===========
ADVISOR CLASS

April 1, 1997(1) through October 31, 1997

Sold .........................................           1,551      $     1,551

Issued in reinvestment of distributions ......              14               14

Redeemed .....................................            (958)            (958)
                                                   -----------      -----------
Net increase .................................             607      $       607
                                                   ===========      ===========
(1) Commencement of sale of the Advisor Class.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor
Advisor
                                                                   Class                                 Class
                                          1997         1996        1995         1994        1993(1)      1997(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ....................  $1.00        $1.00       $1.00        $1.00        $1.00        $1.00
                                        ---------    ---------   ---------    ---------    ---------   ---------
Income From Investment Operations

  Net Investment Income ................  0.05         0.05        0.05         0.03         0.02         0.03
                                        ---------    ---------   ---------    ---------    ---------   ---------
Distributions

  From Net Investment Income ........... (0.05)       (0.05)      (0.05)       (0.03)       (0.02)       (0.03)
                                        ---------    ---------   ---------    ---------    ---------   ---------
Net Asset Value, End of Period .........  $1.00        $1.00       $1.00        $1.00        $1.00        $1.00
                                        =========    =========   =========    =========    =========   =========
  Total Return(3) ......................  5.04%        4.99%       5.38%        3.21%        2.30%        2.83%

RATIOS/SUPPLEMENTAL RATIOS

Ratio of Expenses
to Average Net Assets ..................  0.68%        0.70%       0.70%        0.80%        1.00%      0.91%(4)

Ratio of Net Investment Income
to Average Net Assets ..................  4.93%        4.88%       5.27%        3.18%        2.30%      4.81%(4)

Net Assets End
of Period (in thousands) ..............$1,175,975   $1,347,106   $1,469,546   $1,298,982  $1,256,012      $607

(1) THE DATA PRESENTED HAS BEEN RESTATED TO GIVE EFFECT TO A 100 FOR 1 STOCK SPLIT IN THE FORM OF A STOCK DIVIDEND THAT OCCURRED ON NOVEMBER 13, 1993.

(2) APRIL 1, 1997 (COMMENCEMENT OF SALE OF THE ADVISOR CLASS) THROUGH OCTOBER 31, 1997.

(3) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       15


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Benham Cash Reserve Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian, brokers and other alternate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century - Benham Cash Reserve Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 3, 1997


16      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

James E. Stowers, Jr.
    For:                                       725,411,828
    Withheld:                                  13,006,081

James E. Stowers III
    For:                                       725,506,170
    Withheld:                                  12,911,739

Thomas A. Brown
    For:                                       726,308,257
    Withheld:                                  12,109,652

Robert W. Doering, M.D.
    For:                                       725,296,111
    Withheld:                                  13,121,798

D.D. (Del) Hock
    For:                                       725,743,659
    Withheld:                                  12,674,250

Linsley L. Lundgaard
    For:                                       724,993,056
    Withheld:                                  13,424,853

Donald H. Pratt
    For:                                       726,189,516
    Withheld:                                  12,228,393

Lloyd T. Silver, Jr.
    For:                                       725,546,919
    Withheld:                                  12,870,990

M. Jeannine Strandjord
    For:                                       725,728,673
    Withheld:                                  12,689,236

PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                                                INVESTOR          ADVISOR

    For:                                      717,981,074         650,484
    Against:                                   16,620,795            0
    Abstain:                                   3,384,652             0
    Broker Non-Vote:                            431,388              -

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

    For:                                       722,888,740
    Against:                                   12,556,129
    Abstain:                                    2,973,040

PROPOSAL 4:

    To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

    For:                                       698,001,990
    Against:                                   34,160,032
    Abstain:                                    5,824,499
    Broker Non-Vote:                             431,388

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                                       697,430,754
    Against:                                   34,713,159
    Abstain:                                    5,842,608
    Broker Non-Vote:                             431,388


ANNUAL REPORT                                  PROXY VOTING RESULTS       17


                             PROXY VOTING RESULTS

*   Amend the fundamental investment limitation concerning borrowing.

    For:                                       694,844,763
    Against:                                   37,286,518
    Abstain:                                    5,855,240
    Broker Non-Vote:                             431,388

*   Amend the fundamental investment limitation concerning lending.

    For:                                       695,471,676
    Against:                                   36,672,237
    Abstain:                                    5,842,608
    Broker Non-Vote:                             431,388

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

    For:                                       697,149,554
    Against:                                   34,992,106
    Abstain:                                    5,844,861
    Broker Non-Vote:                             431,388

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

    For:                                       697,500,854
    Against:                                   34,626,548
    Abstain:                                    5,859,119
    Broker Non-Vote:                             431,388

* Eliminate the fundamental limitation concerning investment in other investment companies.

    For:                                       698,089,288
    Against:                                   33,992,303
    Abstain:                                    5,904,930
    Broker Non-Vote:                             431,388

* Amend the fundamental investment limitation concerning investments in real estate.

    For:                                       698,386,938
    Against:                                   33,694,653
    Abstain:                                    5,904,930
    Broker Non-Vote:                             431,388

*   Amend the fundamental investment limitation concerning underwriting.

    For:                                       698,256,405
    Against:                                   33,858,840
    Abstain:                                    5,871,276
    Broker Non-Vote:                             431,388

*   Amend the fundamental investment limitation concerning commodities.

    For:                                       696,183,770
    Against:                                   35,947,419
    Abstain:                                    5,855,332
    Broker Non-Vote:                             431,388

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

    For:                                       698,438,280
    Against:                                   33,643,311
    Abstain:                                    5,904,930
    Broker Non-Vote:                             431,388

*   Eliminate the fundamental limitation concerning short sales.

    For:                                       696,609,305
    Against:                                   35,507,606
    Abstain:                                    5,869,610
    Broker Non-Vote:                             431,388

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

    For:                                       696,883,172
    Against:                                   35,250,202
    Abstain:                                    5,853,147
    Broker Non-Vote:                             431,388


18      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 3, 1996, Cash Reserve issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries, who are ordinarily compensated for the additional services they provide. In September 1996, American Century began to offer two classes of shares for Cash Reserve. One class is for investors who buy directly from American Century, the other for investors who buy through financial intermediaries.

    The original class of Cash Reserve shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares, which commenced sales on April 1, 1997, are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    CASH RESERVE is a money market fund that seeks to provide interest income by investing in a diversified portfolio of short-term money market securities. The fund must maintain a weighted average maturity of 90 days or less.

    An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for Cash Reserve is:

    MONEY MARKET INSTRUMENT FUNDS--funds that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Managers                Denise Tabacco, John Walsh

  Credit Research Manager           Greg Afiesh
--------------------------------------------------------------------------------

20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

* CERTIFICATES OF DEPOSIT (CDS)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S. branches of foreign banks, and Eurodollar CDs are issued in London by Canadian, European and Japanese banks.

* COMMERCIAL PAPER (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments, such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

* FLOATING-RATE NOTES (FLOATERS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

* U.S. GOVERNMENT AGENCY SECURITIES-- debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency securities are backed by the full faith and credit of the U.S.
government, while most are guaranteed only by the issuing agency. These securities are issued with maturities ranging from three months to 30 years. Money market funds invest in these securities when they have remaining maturities of 13 months or less.


ANNUAL REPORT                                              GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10498      Recycled

                                    ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)


                                OCTOBER 31, 1997


                                    BENHAM
                                     GROUP

                               Limited-Term Bond
                            Intermediate-Term Bond
                                  Benham Bond


                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Corporate Credit Review ...................................................    4
Limited-Term Bond
           Performance & Portfolio Information ............................    5
           Management Q & A ...............................................    6
           Schedule of Investments ........................................    9
           Financial Highlights ...........................................   30
Intermediate-Term Bond
           Performance & Portfolio Information ............................   11
           Management Q & A ...............................................   12
           Schedule of Investments ........................................   15
           Financial Highlights ...........................................   31
Benham Bond
           Performance & Portfolio Information ............................   18
           Management Q & A ...............................................   19
           Schedule of Investments ........................................   22
           Financial Highlights ...........................................   32

Statements of Assets and Liabilities ......................................   24
Statements of Operations ..................................................   25
Statements of Changes in Net Assets .......................................   26
Notes to Financial Statements .............................................   27
Independent Auditors' Report ..............................................   33
Proxy Voting Results ......................................................   34
Share Class and Retirement
Account Information
Background Information
           Investment Philosophy & Policies ...............................   40
           Comparative Indices ............................................   40
           Lipper Rankings ................................................   40
           Investment Team Leaders ........................................   40
Glossary ..................................................................   41

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
    Limited-Term Bond
 Intermediate-Term Bond
      Benham Bond

WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.
SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. fixed-income securities produced strong returns during the year ended October 31, 1997, as yields fell substantially.

* Yields rose early in the period in response to a short-term interest rate increase by the Federal Reserve and because of uncertainty over inflation

* Fixed-income securities benefited from a narrowing federal budget deficit, stock market volatility and increased demand.

* Longer-maturity bonds, which typically benefit more from declining interest rates, significantly outperformed shorter-maturity securities.

CORPORATE CREDIT REVIEW

*   Corporate credit quality continued to improve during the fiscal year.

* Merger-and-acquisition activity played a prominent role in corporate credit quality.

* The erosion of barriers set in place by the Glass-Steagall Act continued to provide the impetus behind the merger-and-acquisition activity in the banking industry.

* In the electric utility and telecommunications industries, deregulation remains a key factor influencing credit quality.

LIMITED-TERM BOND

* The fund's total return outpaced the average short investment-grade debt fund

* We kept the fund's duration around 1.7 years during the period, roughly neutral to its peers.

* Going forward, we will likely maintain the fund's current positioning until we feel more strongly about the strength of the U.S. economy.

INTERMEDIATE-TERM BOND

* The fund's Investor Class shares slightly underperformed the average intermediate investment-grade debt fund.

* We kept the fund's duration within a narrow range around 4.1 years, roughly neutral to its peers.

* Going forward, we will likely maintain the fund's current position until we feel more strongly about the strength of the economy.

BENHAM BOND

* The fund's Investor Class shares matched the performance of the average A-rated corporate fund.

* We maintained a steady, conservative approach to managing the fund's duration,keeping it within a narrow range of around 5 years.

* Going forward, we will continue working closely with our research staff to uncover attractively valued securities with the potential to enhance the fund's return.

              LIMITED-TERM BOND

TOTAL RETURNS:               AS OF 10/31/97
     6 Months                      4.01%(1)
     1 Year                           6.30%

NET ASSETS:                   $15.3 million
     (AS OF 10/31/97)

INCEPTION DATE:                      3/1/94

TICKER SYMBOL:                          N/A


            INTERMEDIATE-TERM BOND
              INVESTOR CLASS(2)

TOTAL RETURNS:               AS OF 10/31/97
     6 Months                      6.20%(1)
     1 Year                           7.87%

NET ASSETS:                   $18.1 million
     (AS OF 10/31/97)

INCEPTION DATE:                      3/1/94

TICKER SYMBOL:                        TWITX


                BENHAM BOND
              INVESTOR CLASS(2)

TOTAL RETURNS:              AS OF 10/31/97
     6 Months                     7.02%(1)
     1 Year                          8.57%

NET ASSETS:                 $126.6 million
     (AS OF 10/31/97)

INCEPTION DATE:                     3/2/87

TICKER SYMBOL:                       TWLBX

(1) Not annualized.

(2) See Share Classes, page 37.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the twelve months ended October 31, 1997, investors in Limited-Term, Intermediate-Term and Benham Bond funds continued to earn competitive returns as U.S. bond prices rose overall and yields fell significantly. In the following pages, the funds' investment team provides details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever. As a result, we've been able to simplify fund management, eliminate overlapping funds and adopt a unified fee structure for all Benham funds.

    To help us provide even better investment services, we are taking steps to bolster our corporate team. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish the year 2000 from the year 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since Jim Stowers, Jr. launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours that consists of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment tools and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

TREASURY YIELD CURVES%

Years to Maturity      10/31/96       10/31/97
1                       5.400%          5.340%
2                       5.730%          5.600%
3                       5.860%          5.680%
4                       5.890%          5.740%
5                       6.070%          5.710%
6                       6.105%          5.775%
7                       6.140%          5.840%
8                       6.207%          5.837%
9                       6.273%          5.833%
10                      6.340%          5.830%
11                      6.375%          5.867%
12                      6.410%          5.904%
13                      6.445%          5.941%
14                      6.480%          5.978%
15                      6.515%          6.015%
16                      6.550%          6.052%
17                      6.585%          6.089%
18                      6.620%          6.126%
19                      6.655%          6.163%
20                      6.690%          6.200%
21                      6.685%          6.195%
22                      6.680%          6.190%
23                      6.675%          6.185%
24                      6.670%          6.180%
25                      6.665%          6.175%
26                      6.660%          6.170%
27                      6.655%          6.165%
28                      6.650%          6.160%
29                      6.645%          6.155%
30                      6.640%          6.150%

Source: Bloomberg Financial Markets

BONDS POST STRONG RETURNS

    U.S. fixed-income securities posted strong returns during the year ended October 31, 1997. Yields fell substantially across the maturity spectrum (see the accompanying graph), causing the prices of Treasury and other fixed-income securities to rise. Longer-term bonds, which typically benefit the most from falling interest rates, outperformed shorter-term securities--the two-year Treasury returned 7.52%, while the 30-year Treasury bond posted a return of 11.87%.

LOW INFLATION

    Investor expectations for moderating economic growth and tame inflation led to a bond rally in the final months of 1996. By early 1997, however, those positive expectations changed dramatically. Driving that change was surprisingly strong first-quarter economic growth. Concerned that inflation was on the verge of accelerating, the Federal Reserve (the Fed) raised short-term interest rates in late March. In response, investors pushed bond yields sharply higher through mid-April amid worries that the Fed's rate hike was the first in a series.

    Though the pace of economic growth moderated during the second and third quarters of 1997, it remained at a level that has historically been accompanied by rising prices. However, the rising prices never materialized--the consumer price index, viewed as the broadest gauge of costs for goods and services, rose at an annual rate of only 1.8% for the first 10 months of 1997. The unlikely combination of steady growth and low inflation kept the Fed in heightened-surveillance mode and led to investor uncertainty about the outlook for interest rates.

    As the trend of moderate economic growth and low inflation continued, yields on fixed-income securities fell. With the economy growing at a non-inflationary pace, the Fed also refrained from further interest rate increases.

SHRINKING SUPPLY, HIGHER DEMAND

    Fixed-income securities also benefited from a narrowing federal budget deficit during the period. With the deficit shrinking to its lowest level in nearly 30 years, the Treasury continued to reduce the amount of new securities issued to finance government debt.

    Stock-market volatility was another factor supporting bond prices late in the period. Investors turned to bonds as a safe haven from equity-market volatility. High "real" interest rates (nominal interest rates minus inflation) also made fixed-income securities more attractive. In addition, U.S. interest rates were generally higher than foreign rates, which sparked increased demand for U.S. bonds from overseas investors.

LONG-TERM TREASURYS WERE BEST

    Stock-market volatility in October dampened the performance of corporate securities, which were otherwise the best-performing fixed-income sector during the period. Due to October's setback, however, corporate bond returns dipped slightly below the returns of Treasury bonds in the 10- to 30-year maturity range. Nevertheless, corporates continued to benefit from a vibrant national economy and outpaced the returns of other fixed-income sectors. Mortgage-backed security returns were also strong during the period, producing higher returns than shorter-term Treasury and government agency securities.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                            CORPORATE CREDIT REVIEW

[line graph - data below]

IMPROVING CORPORATE CREDIT QUALITY

               Number of Rating Changes
              Downgrades        Upgrades
'87              189              102
'88              237              138
'89              339              138
'90              433              98
'91              350              119
'92              227              136
'93              154              163
'94              160              183
'95              221              205
'96              184              283

Source: Moody's Investors Service


CONTINUED IMPROVEMENTS

    Corporate credit quality continued to improve during the year ended October 31, 1997. Historically low unemployment levels coupled with steady job growth helped fuel the nation's seventh consecutive year of economic expansion. With that growth came steady corporate profits, which contributed to a record number of corporate credit rating upgrades.

    Airlines, basic materials and energy, as well as the financial services industry, were some of the areas benefiting the most from the improving economy. Increased efficiencies, lower debt levels and the sale of underperforming assets were all reasons leading to credit improvements in these industries. The uncommonly robust market environment and low inflation levels boosted the profits of financial service providers.

CONSOLIDATION

    Merger-and-acquisition activity played a prominent role in the credit quality of companies in industries like banking, defense and telecommunications during the year. On the positive side, mergers and acquisitions can improve cash flows and generate greater long-term efficiencies. On the negative side, they may result in more highly leveraged companies.

    The erosion of barriers set in place by the Glass-Steagall Act continued to provide the impetus behind the merger-and-acquisition activity in the banking industry. This act restrains the amount of revenue U.S. banks can derive from capital market activities. Although there has been much debate over the antiquity of this act, Congress has been slow to change it. Bank regulators, however, have been active in their efforts to soften the regulations the act has created. Such steps have made it possible for U.S. banks to better compete with other world banks, many of which do not face such limitations.

DEREGULATION

    In the electric utility and telecommunications industries, deregulation remains a key factor influencing credit quality. The newly competitive environment is forcing utilities to become more efficient to survive as changes occur at the state level. High-cost electricity states such as California, Illinois and Massachusetts have been the most aggressive in legislating changes for competition in the electric utilities industry. Contrary to original expectations, though, the legislation passed has been mostly favorable for electric utilities and consequently for creditors and investors in this sector. Telecommunications companies are also going through a new wave of competition after passage of the Telecommunications Reform Act in 1996.

TEAM APPROACH

    To stay abreast of these and other developing trends, we use a team approach to analyze corporate credit. We emphasize team analysis by professionals with experience in industries to which we have exposure. Our analytical team members focus on specific industries to greater utilize their individual expertise and add value to our funds.


4      CORPORATE CREDIT REVIEW                AMERICAN CENTURY INVESTMENTS


                               LIMITED-TERM BOND
                                                                       AVERAGE ANNUAL RETURNS
                                   6 MONTHS          1 YEAR           3 YEARS      LIFE OF
FUND(1)
-----------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
OCTOBER 31, 1997(2)

Limited-Term Bond .................. 4.01%            6.30%            6.88%           5.57%

Merrill Lynch 1- to 5-Year
Govt./Corp. Index .................. 4.75%            6.93%            7.75%           6.34%

Average Short Investment-Grade
Debt Fund(3) ....................... 3.86%            6.12%            6.61%           5.86%(4)

Fund's Ranking Among
Short Investment-Grade
Debt Funds(3) ......................   --          32 out of 100    24 out of 75    26 out of 63(4)

----------
(1)  INCEPTION DATE WAS MARCH 1, 1994.

(2) RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

(4)  SINCE  3/31/94,  THE DATE NEAREST THE FUND'S  INCEPTION  FOR WHICH DATA ARE
     AVAILABLE.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/1/94

                          Value on 10/31/97
                                       Merrill Lynch
                  Limited-Term         1- to 5-Year
                      Bond              Govt./Corp.
Mar-94              $10,000              $10,000
Mar-94              $9,933               $9,937
Apr-94              $9,888               $9,879
May-94              $9,887               $9,893
Jun-94              $9,907               $9,913
Jul-94              $9,999               $10,019
Aug-94              $10,030              $10,055
Sep-94              $9,990               $10,002
Oct-94              $9,992               $10,016
Nov-94              $9,953               $9,964
Dec-94              $9,980               $9,989
Jan-95              $10,102              $10,142
Feb-95              $10,230              $10,315
Mar-95              $10,291              $10,377
Apr-95              $10,393              $10,484
May-95              $10,582              $10,729
Jun-95              $10,621              $10,794
Jul-95              $10,650              $10,822
Aug-95              $10,722              $10,896
Sep-95              $10,795              $10,959
Oct-95              $10,881              $11,066
Nov-95              $10,986              $11,184
Dec-95              $11,072              $11,284
Jan-96              $11,169              $11,385
Feb-96              $11,108              $11,307
Mar-96              $11,095              $11,274
Apr-96              $11,089              $11,263
May-96              $11,119              $11,270
Jun-96              $11,194              $11,368
Jul-96              $11,236              $11,408
Aug-96              $11,256              $11,436
Sep-96              $11,365              $11,561
Oct-96              $11,477              $11,721
Nov-96              $11,577              $11,836
Dec-96              $11,562              $11,805
Jan-97              $11,616              $11,858
Feb-97              $11,644              $11,879
Mar-97              $11,640              $11,850
Apr-97              $11,730              $11,964
May-97              $11,810              $12,051
Jun-97              $11,888              $12,146
Jul-97              $12,029              $12,324
Aug-97              $12,026              $12,307
Sep-97              $12,118              $12,421
Oct-97              $12,201              $12,533

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                  10/31/97          10/31/96
Number of Securities                 43                 29
Weighted Average Maturity         3.2 years          2.1 years
Average Duration                  1.7 years          1.7 years
Expense Ratio                       0.69%              0.68%

YIELD AS OF OCTOBER 31, 1997
                                  30-DAY
                                    SEC
                                   YIELD
Limited-Term Bond                  5.45%

30-Day SEC Yield is defined in the Glossary on page 41.

Many of the investment terms in this report are defined in the Glossary on page 41.


ANNUAL REPORT                                     LIMITED-TERM BOND       5


                               LIMITED-TERM BOND

MANAGEMENT Q & A

    An interview with Jeff Houston and Bud Hoops, portfolio managers on the Limited-Term Bond fund investment team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended October 31, 1997, the fund's total return was 6.30%, compared with the 6.12% average return of the 100 "Short Investment-Grade Debt Funds" tracked by Lipper Analytical Services. The fund's benchmark, the Merrill Lynch 1- to 5-Year Government/Corporate Index, returned 6.93% for the period, thanks mainly to its longer duration compared with the fund. In addition, the fund is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE FISCAL YEAR?

    Due to interest rate uncertainty during much of the period, we kept the fund's duration within a narrow range around 1.7 years--roughly neutral compared with its peers. This position helped insulate the fund's returns from interim market volatility.

    Rather than looking to add incremental return through aggressive duration management, we tried to add value by searching for what we believed were undervalued securities with the potential to appreciate.

[bar chart - data below]

LIMITED TERM BOND'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended October 31)
                                    Merrill Lynch
                Limited-Term         1- to 5-Year
                   Bond            Govt./Corp. Index
10/94*            -0.08%                0.16%
10/95             8.89%                10.48%
10/96             5.48%                 5.92%
10/97             6.30%                 6.93%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from the fund's 3/1/94 inception date to 10/31/94.


6      LIMITED-TERM BOND                      AMERICAN CENTURY INVESTMENTS


                               LIMITED-TERM BOND

HOW DID THE CORPORATE CREDIT RESEARCH TEAM HELP LOCATE THESE UNDERVALUED SECURITIES?

    Our strong credit research staff continued to make many accurate assessments of specific credit situations. The credit team's diligent efforts led to the purchase of many undervalued securities that subsequently appreciated in value. To strengthen our ability to locate such securities, we bolstered our credit staff during the fiscal year, adding three new members to the team, including an asset-backed securities specialist. We feel our strong research staff gives the fund a competitive advantage, allowing us to find attractive issues that other funds lacking such resources might have passed by.

WHY DID CORPORATE SECURITIES PERFORM SO WELL DURING THE PERIOD?

    These securities continued to benefit from a vibrant national economy, which has helped strengthen U.S. businesses and boost corporate profits. Corporate bonds typically offer higher yields than many other fixed-income securities as compensation for their greater credit risk. However, improving corporate balance sheets have led to lower yields for corporate debt and stronger demand from investors. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

    As a result, the yield spread, or interest rate difference, between comparable-maturity corporate and Treasury securities continued to decrease as investors reached for the higher yields of corporate bonds. This continued compression made finding attractively valued securities in this sector more difficult.

WHAT ARE SOME OF THE POSITIVE FACTORS THAT COULD COME INTO PLAY FOR FIXED-INCOME SECURITIES OVER THE NEXT SIX MONTHS?

    Several fairly recent developments could continue to work in the bond market's favor going forward. One of those would be continued benign inflation levels. Another factor would be further improvements in reducing the federal budget deficit. As the Treasury continues to issue fewer securities, the value of existing bonds increase.

    Stock-market volatility could also play a role in boosting returns for asset-backed, government agency, Treasury and other fixed-income securities. If stocks remain volatile, more investors could seek fixed-income securities as a safer investment alternative. Corporate fixed-income securities, however, would likely receive little benefit from such volatility.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Corporate Bonds                  40%
U.S. Treasury Securities         35%
Asset-Backed Securities          17%
Mortgage-Backed Securities        4%
Cash                              1%
Other                             3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
U.S. Treasury Securities         33%
Corporate Bonds                  33%
Asset-Backed Securities          13%
Cash                             13%
Mortgage-Backed Securities        6%
U.S. Government Agency
Securities                        2%


ANNUAL REPORT                                     LIMITED-TERM BOND       7


                               LIMITED-TERM BOND

DO YOU HAVE ANY CONCERNS ABOUT THE MARKET GOING FORWARD?

    Yes, we have a few. The U.S. economic expansion is now in its seventh year, very old from a historical perspective. Generally, rising prices and other cyclical pressures tend to appear this far into an expansionary phase. We believe the historical threat of such pressures is part of the reason why the Federal Reserve remains concerned about the prospects for inflation, and we share this concern.

WHAT MIGHT CAUSE THIS CONCERN TO BECOME REALITY?

    Further signs that wage pressures are causing inflation to accelerate could certainly do the trick. If wages continue to rise it could be a harbinger for higher interest rates. Such pressures could force the Federal Reserve to raise short-term interest rates in order to keep inflation within manageable levels.

    Wages and other employment costs are an important consideration for inflation because they account for nearly two-thirds of total business costs. Although savings on health care and benefits and improvements in worker productivity have offset wage increases, these savings may have run their course.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We plan to maintain the fund's neutral duration and average maturity positions until we see a clearer direction for the U.S. economy and inflation. We will also continue working closely with our research staff to uncover attractively valued securities with the potential to enhance the fund's return.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA           57%
AA             1%
A             17%
BBB           25%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA           67%
A             13%
BBB           20%


8      LIMITED-TERM BOND                      AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                               LIMITED-TERM BOND

OCTOBER 31, 1997

Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                   $2,000   U.S. Treasury Notes, 6.125%,
                                5/15/98                              $  2,007

                      600   U.S. Treasury Notes, 6.00%,
                                9/30/98                                   603

                      300   U.S. Treasury Notes, 5.625%,
                                11/30/98                                  300

                      500   U.S. Treasury Notes, 5.875%,
                                1/31/99                                   501

                      100   U.S. Treasury Notes, 5.00%,
                                2/15/99                                    99

                      400   U.S. Treasury Notes, 5.875%,
                                8/31/99                                   402

                      500   U.S. Treasury Notes, 6.375%,
                                5/15/00                                   508

                      250   U.S. Treasury Notes, 6.50%,
                                5/31/02                                   257

                      100   U.S. Treasury Notes, 6.25%,
                                6/30/02                                   102

                      400   U.S. Treasury Notes, 6.25%,
                                8/31/02                                   408
                                                                  -----------------

TOTAL U.S. TREASURY SECURITIES--34.9%                                   5,187
                                                                  -----------------
(Cost $5,155)

MORTGAGE-BACKED SECURITIES(1)

                      493   FNMA Pool #378698, 8.00%,
                                5/1/12                                    512

                      120   FNMA REMIC, Series 1991-21,
                                Class G PAC, 6.00%, 12/25/19              119
                                                                  -----------------

TOTAL MORTGAGE-BACKED SECURITIES-4.2%                                     631
                                                                  -----------------
   (Cost $627)

ASSET-BACKED SECURITIES(1)

                      200   First Merchants Auto Receivables
                                Corp., Series 1996-B, Class A2,
                                6.80%, 5/15/01                            204

                      250   FNMA Whole Loan, Series
                                1995-W1, Class A6, 8.10%,
                                4/25/25                                   259

                      500   Green Tree Financial Corporation,
                                Series 1995-7, Class A3, 6.35%,
                                11/15/26                                  504


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

                   $  200   NationsBank Auto Owner Trust,
                                Series 1996-A, Class B1, 6.75%,
                                6/15/01                              $    204

                      500   Textron, Series 1997-A, Class A,
                                6.05%, 3/16/09                            501

                      200   The Money Store Home Equity
                                Trust, Series 1996-D, Class A3,
                                6.295%, 11/15/11                          201

                      200   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996-B1, Class A2, 7.075%,
                                4/15/10                                   202

                      150   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996-D1, Class A4, 6.776%,
                                2/15/16                                   152

                      300   World Omni Automobile Lease
                                Securitization, Series 1996-B,
                                Class A2, 6.20%, 11/15/02                 302
                                                                  -----------------

TOTAL ASSET-BACKED SECURITIES--17.0%                                    2,529
                                                                  -----------------
   (Cost $2,504)

CORPORATE BONDS

BANKING--4.1%

                      200   Capital One Bank, 6.74%,
                                5/31/99                                   201

                      200   Golden West Financial Corp.,
                                9.15%, 5/23/98                            204

                      200   MBNA Corp., 6.875%, 10/1/99                   203
                                                                  -----------------

                                                                          608
                                                                  -----------------

COMMUNICATIONS SERVICES--3.8%

                      500   TKR Cable Inc., 10.50%, 10/30/07              558
                                                                  -----------------

FINANCIAL SERVICES--22.8%

                      300   Advanta Corp., MTN, 7.00%,
                                5/1/01                                    300

                      500   Caterpillar Financial Services,
                                MTN, 6.49%, 10/15/99                      504

                      300   CIT Group Holdings, MTN, 6.625%,
                                9/13/99                                   303

                      350   Comdisco, Inc., 7.75%, 9/1/99                 361

                      200   Ford Motor Credit Co., 7.75%,
                                10/1/99                                   207

                      200   Franchise Finance Corp., 7.00%,
                                11/30/00                                  204

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                     LIMITED-TERM BOND       9


                            SCHEDULE OF INVESTMENTS
                               LIMITED-TERM BOND

OCTOBER 31, 1997

Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

                   $  250   General Motors Acceptance Corp.,
                                MTN, 7.30%, 2/2/98                  $    251

                      300   International Lease Finance Corp.,
                                6.375%, 1/18/00                          302

                      250   Lehman Brothers Holdings, Inc.,
                                6.625%, 11/15/00                         252

                      200   Paine Webber Group Inc., MTN,
                                7.96%, 4/28/00                           208

                      500   Salomon Inc., 6.65%, 7/15/01                 507
                                                                 -----------------

                                                                       3,399
                                                                 -----------------

REAL ESTATE--4.1%

                      300   Price REIT, Inc. (The), 7.25%,
                                11/1/00                                  307

                      300   Speiker Properties Inc., 6.80%,
                                12/15/01                                 306
                                                                 -----------------

                                                                         613
                                                                 -----------------

RETAIL (GENERAL MERCHANDISE)--0.7%

                      100   Dayton Hudson Co., 9.25%,
                                3/1/01                                   109
                                                                 -----------------

TOBACCO--3.4%

                      500   Philip Morris Companies, Inc.,
                                7.75%, 5/1/99                            512
                                                                 -----------------

UTILITIES--1.4%

                      200   Cincinnati Gas & Electric Co.,
                                5.80%, 2/15/99                           200
                                                                 -----------------

TOTAL CORPORATE BONDS--40.3%                                           5,999
                                                                 -----------------
   (Cost $5,925)

OTHER CORPORATE DEBT--3.1%

                      500   MBNA Global Capital Securities,
                                VRN, 6.52%, 11/3/97, resets
                                quarterly off the 3-month LIBOR
                                plus 0.80% with no caps,
                                final maturity 2/1/27                    458
                                                                 -----------------
   (Cost $465)


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--0.5%

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $81)                    $       81
                                                                 -----------------

   (Cost $81)

TOTAL INVESTMENT SECURITIES-- 100.0%                                  $14,885
                                                                 =================
   (Cost $14,757)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

LIBOR = LONDON INTERBANK OFFERED RATE

MTN = MEDIUM TERM NOTE

VRN = VARIABLE RATE NOTE. INTEREST RESET DATE IS INDICATED. RATE INDICATED IS
      EFFECTIVE OCTOBER 31, 1997.

RESETS= THE  FREQUENCY  WITH WHICH A  FIXED-INCOME  SECURITY'S  COUPON  CHANGES,
      BASED ON CURRENT MARKET CONDITIONS OR AN UNDERLYING INDEX. THE MORE FREQUENTLY A SECURITY RESETS, THE LESS RISK THE INVESTOR IS TAKING THAT THE COUPON WILL VARY SIGNIFICANTLY FROM CURRENT MARKET RATES.

(1) FINAL MATURITY INDICATED. EXPECTED REMAINING MATURITY USED FOR PURPOSES OF CALCULATING THE WEIGHTED AVERAGE PORTFOLIO MATURITY.

SEE NOTES TO FINANCIAL STATEMENTS


10      LIMITED-TERM BOND                      AMERICAN CENTURY INVESTMENTS

                            INTERMEDIATE-TERM BOND

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)
                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS          1 YEAR           3 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 3/1/94)

Intermediate-Term Bond .....................  6.20%            7.87%            8.44%        6.49%

Lehman Intermediate Govt./Corp. Index ......  5.66%            7.49%            8.58%        6.54%

Average Intermediate Investment-Grade
Debt Fund(2) ...............................  6.38%            7.98%            8.95%        7.22%(3)

Fund's Ranking Among Intermediate
Investment-Grade Debt Funds(2) .............   --         103 out of 195    94 out of 139  58 out of 115(3)

--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 8/14/97)

Intermediate-Term Bond ...................................................................   2.33%

Lehman Intermediate Govt./Corp. Index ....................................................   2.28%(4)

(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

(3)  SINCE  3/31/94,  THE DATE NEAREST THE CLASS'  INCEPTION  FOR WHICH DATA ARE
     AVAILABLE.

(4)  SINCE  8/31/97,  THE DATE NEAREST THE CLASS'  INCEPTION  FOR WHICH DATA ARE
     AVAILABLE.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class) $10,000 investment made 3/1/94

                       Value as of 10/31/97
              Intermediate-Term     Lehman Intermediate
                     Bond            Govt./Corp. Index
Mar-94              $10,000              $10,000
Mar-94              $9,856               $9,835
Apr-94              $9,784               $9,768
May-94              $9,798               $9,775
Jun-94              $9,800               $9,776
Jul-94              $9,926               $9,917
Aug-94              $9,950               $9,947
Sep-94              $9,881               $9,856
Oct-94              $9,876               $9,855
Nov-94              $9,840               $9,811
Dec-94              $9,879               $9,845
Jan-95              $10,014              $10,011
Feb-95              $10,200              $10,219
Mar-95              $10,264              $10,277
Apr-95              $10,369              $10,403
May-95              $10,701              $10,717
Jun-95              $10,753              $10,789
Jul-95              $10,743              $10,790
Aug-95              $10,863              $10,888
Sep-95              $10,949              $10,967
Oct-95              $11,080              $11,089
Nov-95              $11,232              $11,234
Dec-95              $11,372              $11,352
Jan-96              $11,472              $11,449
Feb-96              $11,286              $11,315
Mar-96              $11,215              $11,258
Apr-96              $11,154              $11,218
May-96              $11,129              $11,209
Jun-96              $11,253              $11,328
Jul-96              $11,277              $11,362
Aug-96              $11,264              $11,371
Sep-96              $11,448              $11,529
Oct-96              $11,674              $11,733
Nov-96              $11,861              $11,888
Dec-96              $11,743              $11,812
Jan-97              $11,802              $11,858
Feb-97              $11,833              $11,881
Mar-97              $11,713              $11,799
Apr-97              $11,857              $11,937
May-97              $11,955              $12,036
Jun-97              $12,088              $12,145
Jul-97              $12,407              $12,392
Aug-97              $12,296              $12,330
Sep-97              $12,468              $12,473
Oct-97              $12,592              $12,615

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                   10/31/97          10/31/96
Number of Securities                   58              49
Weighted Average Maturity           6.7 years       6.4 years
Average Duration                    4.1 years       4.0 years
Expense Ratio (Investor Class)        0.75%           0.74%


YIELD AS OF OCTOBER 31, 1997
                                    30-DAY
                                     SEC
                                    YIELD
Investor Class                       5.79%
Advisor Class                        5.54%

30-Day SEC Yield is defined in the Glossary on page 41.

Many of the investment terms in this report are defined in the Glossary on page 41.


ANNUAL REPORT                                INTERMEDIATE-TERM BOND       11


                            INTERMEDIATE-TERM BOND

MANAGEMENT Q & A

    An interview with Jeff Houston and Bud Hoops, portfolio managers on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended October 31, 1997, the fund's Investor Class shares returned 7.87%, compared with the 7.98% average return of the 195 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Analytical Services. The fund's returns surpassed its benchmark, the Lehman Intermediate Government/ Corporate Index, which returned 7.49% for the period. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE FISCAL YEAR?

    We kept the fund's duration within a narrow range around 4.1 years during the period, roughly neutral to its Lipper peer group. We chose this positioning because of interest rate uncertainty.

WAS THIS NEUTRAL POSITIONING THE MAIN REASON WHY THE FUND'S PERFORMANCE WAS IN LINE WITH ITS PEERS?

    Yes. We tend to avoid making interest rate bets that can cause unwanted volatility in the fund's returns. Rather than looking to add incremental return through aggressive duration management, we try to add value to the fund's returns in other ways.

[bar chart - data below]

INTERMEDIATE-TERM BOND'S ONE-YEAR RETURNS SINCE INCEPTION(1)
(Periods ended October 31)

              Intermediate-Term       Lehman Intermediate
                    Bond               Govt./Corp. Index
10/94(2)           -1.24%                 -1.45%
10/95              12.19%                 12.54%
10/96               5.36%                  5.81%
10/97               7.87%                  7.49%


This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) Return from the fund's 3/1/94 inception date to 10/31/94.


12      INTERMEDIATE-TERM BOND                 AMERICAN CENTURY INVESTMENTS


                            INTERMEDIATE-TERM BOND

    One method is to keep the majority of the fund's assets in higher-yielding securities, such as corporate debt, asset- and mortgage-backed securities. We tend to look for these types of securities when bond yields are relatively stable because interest payments usually comprise more of a bond's return in such environments.

    Another is to actively search for what we believe are undervalued securities with the potential to appreciate.

HOW DID THE CORPORATE CREDIT RESEARCH TEAM HELP LOCATE THESE UNDERVALUED SECURITIES?

    We work closely with our credit research team, which continued to make many accurate assessments of specific credit situations. The team's diligent efforts led to the purchase of many undervalued securities that subsequently appreciatedin value.

    To strengthen our ability to locate such securities, we bolstered our credit staff during the fiscal year, adding three new members to the team, including an asset-backed securities specialist. We feel our strong research staff gives the fund a competitive advantage, allowing us to find attractive issues that other funds lacking such resources might have passed by.

WHY DID CORPORATE SECURITIES PERFORM SO WELL DURING THE PERIOD?

    These securities continued to benefit from a vibrant national economy, which has helped strengthen U.S. businesses and boost corporate profits. Corporate bonds typically offer higher yields than many other fixed-income securities as compensation for their greater credit risk. However, improving corporate balance sheets have led to lower yields for corporate debt and stronger demand from investors. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

    As a result, the yield spread, or interest rate difference, between comparable-maturity corporate and Treasury securities continued to decrease as investors reached for the higher yields of corporate bonds. This continued compression made finding attractively valued securities in this sector more difficult.

WHAT ARE SOME OF THE POSITIVE FACTORS THAT COULD COME INTO PLAY FOR FIXED-INCOME SECURITIES OVER THE NEXT SIX MONTHS?

    Several fairly recent developments could continue to work in the bond market's favor going forward. One of those would be continued benign inflation levels. Another factor would be further improvements in reducing the federal budget deficit. As the Treasury continues to issue fewer securities, the value of existing bonds increase.

    Stock market volatility could also play a role in boosting returns for asset-backed, government agency, Treasury and other fixed-income securities.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Corporate Bonds                   55%
U.S. Treasury Securities          17%
Asset-Backed Securities            9%
Mortgage-Backed Securities         7%
Foreign Corporate Bonds            4%
Other                              8%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Corporate Bonds                   55%
U.S. Treasury Securities          20%
Mortgage-Backed Securities         9%
Asset-Backed Securities            7%
Cash                               6%
Foreign Governments &
Agencies                           3%


ANNUAL REPORT                                 INTERMEDIATE-TERM BOND        13


                            INTERMEDIATE-TERM BOND

    If stocks remain volatile, more investors could seek fixed-income securities as a safer investment alternative. Corporate fixed-income securities, however, would likely receive little benefit from such volatility.

DO YOU HAVE ANY CONCERNS ABOUT THE MARKET GOING FORWARD?

    Yes, we have a few. The U.S. economic expansion is now in its seventh year, very old from a historical perspective. Generally, rising prices and other cyclical pressures tend to appear this far into an expansionary phase. We believe the historical threat of such pressures is part of the reason why the Federal Reserve remains concerned about the prospects for inflation, and we share this concern.

WHAT MIGHT CAUSE THIS CONCERN TO BECOME REALITY?

    Further signs that wage pressures are causing inflation to accelerate could certainly do the trick. If wages continue to rise, it could be a harbinger for higher interest rates. That's because such pressures could force the Federal Reserve to raise short-term interest rates in order to keep inflation within manageable levels.

    Wages and other employment costs are an important consideration for inflation because they account for nearly two-thirds of total business costs. Although savings on health care and benefits and improvements in worker productivity have offset wage increases, these savings may have run their course.

ARE THERE ANY OTHER MAJOR TRENDS YOU'RE MONITORING?

    We continue to watch developments in Asia with a careful eye. Banking problems in Japan and South Korea merit close scrutiny because of the potentially negative repercussions of such problems on U.S. corporations with large overseas investments.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We plan to maintain the fund's neutral posture for now, keeping the fund conservatively positioned until we see a clearer direction for the U.S. economy and inflation.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA            45%
AA              4%
A              30%
BBB            21%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA            42%
AA              6%
A              32%
BBB            20%


14      INTERMEDIATE-TERM BOND                 AMERICAN CENTURY INVESTMENTS

                           SCHEDULE OF INVESTMENTS
                            INTERMEDIATE-TERM BOND

OCTOBER 31, 1997


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

U. S. TREASURY SECURITIES

                   $1,050   U. S. Treasury Notes, 6.00%,
                                9/30/98                             $  1,055

                      600   U. S. Treasury Notes, 5.875%,
                                8/31/99                                  602

                      100   U. S. Treasury Notes, 7.75%,
                                2/15/01                                  106

                      300   U. S. Treasury Notes, 6.50%,
                                5/31/02                                  309

                      600   U. S. Treasury Notes, 7.25%,
                                5/15/04                                  646

                      500   U. S. Treasury Notes, 5.875%,
                                11/15/05                                 499

                      225   U. S. Treasury Bonds, 7.625%,
                                2/15/25                                  266
                                                                 -----------------

TOTAL U.S. TREASURY SECURITIES--17.3%                                  3,483
                                                                 -----------------
   (Cost $3,409)

U.S. GOVERNMENT AGENCY SECURITIES-1.8%

                      350   FNMA, 7.49%, 5/22/07                         362
                                                                 -----------------
   (Cost $352)

MORTGAGE-BACKED SECURITIES(1)

                      679   FHLMC Pool #E00279, 6.50%,
                                2/1/09                                   681

                      273   FNMA Pool #250627, 8.00%,
                                7/1/26                                   284

                      471   GNMA Pool #002202, 7.00%,
                                4/20/26                                  472
                                                                 -----------------

TOTAL MORTGAGE-BACKED SECURITIES--7.1%                                 1,437
                                                                 -----------------
   (Cost $1,406)

ASSET-BACKED SECURITIES(1)

                      300   First Merchants Auto Receivables
                                Corp., Series 96B, Class A2,
                                6.80%, 5/15/01                           306

                      300   NationsBank Auto Owner Trust,
                                Series 1996-A, Class B1,
                                6.75%, 6/15/01                           306


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

                   $  300   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996-B1, Class A2, 7.075%,
                                4/15/10                             $    303

                      250   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996-D1, Class A4, 6.78%,
                                2/15/16                                  254

                      400   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1996-D1, Class A5, 6.92%,
                                10/15/18                                 408

                      300   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1997-C, Class A7, 6.85%,
                                1/15/29                                  304
                                                                 -----------------

TOTAL ASSET-BACKED SECURITIES--9.3%                                    1,881
                                                                 -----------------
   (Cost $1,849)

CORPORATE BONDS

AUTOMOBILES & AUTO PARTS--1.6%

                      300   General Motors Corp. Global Notes,
                                9.625%, 12/1/00                          329
                                                                 -----------------

BANKING--8.6%

                      300   ABN Amro Bank NV (Chicago),
                                7.125%, 6/18/07                          312

                      500   BankAmerica Corp., 7.75%,
                                7/15/02                                  529

                      300   Capital One Bank, 5.95%,
                                2/15/01                                  296

                      250   Corestates Capital Corp., 5.875%,
                                10/15/03                                 243

                      350   Santander Financial Issuances, Ltd.,
                                7.00%, 4/1/06                            360
                                                                 -----------------

                                                                       1,740
                                                                 -----------------

COMMUNICATIONS EQUIPMENT--1.6%

                      300   Anixter International Inc., 8.00%,
                                9/15/03                                  317
                                                                 -----------------

SEE NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT                                INTERMEDIATE-TERM BOND       15


                            SCHEDULE OF INVESTMENTS
                            INTERMEDIATE-TERM BOND

OCTOBER 31, 1997


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

COMMUNICATIONS SERVICES--2.9%

                   $  250   TKR Cable, Inc., 10.50%,
                                10/30/07                            $    279

                      300   Worldcom Inc., 7.55%, 4/1/04                 314
                                                                 -----------------

                                                                         593
                                                                 -----------------

DIVERSIFIED COMPANIES--1.5%

                      300   Hanson Overseas BV, 6.75%,
                                9/15/05                                  306
                                                                 -----------------

ENERGY--2.1%

                      200   Seagull Energy Corp., 7.50%,
                                9/15/27                                  203

                      200   Texaco Capital Inc., 9.45%, 3/1/00           215
                                                                 -----------------

                                                                         418
                                                                 -----------------

FINANCIAL SERVICES--13.7%

                      400   Advanta Corp., 7.00%, 5/1/01                 401

                      400   Chelsea GCA Realty Partners,
                                7.25%, 10/21/07                          404

                      200   Ford Motor Credit Co., 7.75%,
                                10/1/99                                  206

                      250   Ford Motor Credit Co., 6.75%,
                                5/15/05                                  255

                      300   Franchise Finance Corp., 7.00%,
                                11/30/00                                 306

                      300   Morgan Stanley Group, 6.875%,
                                3/1/07                                   307

                      250   Norwest Financial Inc., 6.25%,
                                11/1/02                                  253

                      300   Paine Webber Group Inc., MTN,
                                7.96%, 4/28/00                           312

                      300   Salomon Inc., 6.65%, 7/15/01                 304
                                                                 -----------------

                                                                       2,748
                                                                 -----------------

INSURANCE--4.4%

                      300   Aetna Services, Inc., 6.75%,
                                8/15/01                                  307

                      250   Nationwide Mutual Insurance Co.,
                                6.50%, 2/15/04 (Acquired
                                2/9/96, Cost $252)(2)                    249

                      300   Zurich Capital Trust I, 8.38%,
                                6/1/37 (Acquired 5/28/97
                                through 6/11/97, Cost $304)(2)           330
                                                                 -----------------

                                                                         886
                                                                 -----------------


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

MEDIA & BROADCAST--1.3%

                   $  250   Time Warner Inc., 6.85%, 1/15/26        $    257
                                                                 -----------------

METALS & MINING--2.1%

                      400   Barrick Gold Corp., 7.50%, 5/1/07            423
                                                                 -----------------

REAL ESTATE--4.3%

                      350   Price REIT, Inc. (The), 7.25%,
                                11/1/00                                  358

                      200   Price REIT, Inc. (The), 7.125%,
                                6/15/04                                  205

                      300   Spieker Properties Inc., 6.80%,
                                12/15/01                                 306
                                                                 -----------------

                                                                         869
                                                                 -----------------

RETAIL (GENERAL MERCHANDISE)--2.7%

                      300   Dayton Hudson Co., 9.25%,
                                3/1/01                                   325

                      200   Sears, Roebuck & Co., Inc., MTN,
                                8.29%, 6/10/02                           216
                                                                 -----------------

                                                                         541
                                                                 -----------------

TOBACCO PRODUCTS--2.5%

                      250   Philip Morris Companies Inc.,
                                6.95%, 6/1/01                            257

                      250   Philip Morris Companies Inc.,
                                7.00%, 7/15/05                           254
                                                                 -----------------

                                                                         511
                                                                 -----------------

UTILITIES--5.3%

                      500   Calenergy Co., Inc., 7.63%,
                                10/15/07                                 506

                      250   Idaho Power Co., 8.65%, 1/1/00               264

                      300   Pacific Gas & Electric Co., Series
                                93C, 6.25%, 8/1/03                       301
                                                                 -----------------

                                                                       1,071
                                                                 -----------------

TOTAL CORPORATE BONDS--54.6%                                          11,009
                                                                 -----------------
   (Cost $10,715)

SEE NOTES TO FINANCIAL STATEMENTS


16      INTERMEDIATE-TERM BOND                 AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                            INTERMEDIATE-TERM BOND

OCTOBER 31, 1997


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (U.S. $ DENOMINATED)

                   $  400   Huchison Whampoa Financial,
                                6.95%, 8/1/07, (Acquired
                                8/21/97 through 9/12/97,
                                Cost $392)(2)                       $    371

                      350   Wharf International Finance Ltd.,
                                7.625%, 3/13/07                          363
                                                                 -----------------

TOTAL FOREIGN CORPORATE BONDS--3.7%                                      734
                                                                 -----------------
   (Cost $789)

OTHER CORPORATE DEBT--1.2%

                      250   Nationsbank Capital Trust III, VRN,
                                6.31%, 1/15/98, resets
                                quarterly off the 3-month
                                LIBOR plus 0.55%,
                                final maturity 1/15/27                   247
                                                                 -----------------
   (Cost $245)

SOVEREIGN GOVERNMENTS & AGENCIES--1.1%

                      200   Hydro-Quebec, 7.375%, 2/1/03                 209
                                                                 -----------------
   (Cost $205)

TEMPORARY CASH INVESTMENTS--3.9%

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $792)                          792
                                                                 -----------------
   (Cost $792)

TOTAL INVESTMENT SECURITIES--100.0%                                   $20,154
                                                                 =================
   (Cost $19,762)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA = GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

LIBOR = LONDON INTERBANK OFFERED RATE

MTN = MEDIUM TERM NOTE

VRN = VARIABLE RATE NOTE. INTEREST RESET DATE IS INDICATED. RATE INDICATED IS
      EFFECTIVE OCTOBER 31, 1997.

RESETS= THE  FREQUENCY  WITH WHICH A  FIXED-INCOME  SECURITY'S  COUPON  CHANGES,
      BASED ON CURRENT MARKET CONDITIONS OR AN UNDERLYING INDEX. THE MORE FREQUENTLY A SECURITY RESETS, THE LESS RISK THE INVESTOR IS TAKING THAT THE COUPON WILL VARY SIGNIFICANTLY FROM CURRENT MARKET RATES.

(1) FINAL MATURITY INDICATED. EXPECTED REMAINING AVERAGE LIFE USED FOR PURPOSES OF CALCULATING THE WEIGHTED AVERAGE PORTFOLIO MATURITY.

(2) SECURITY WAS PURCHASED UNDER RULE 144A OF THE SECURITIES ACT OF 1933 AND, UNLESS REGISTERED UNDER THE ACT OR EXEMPTED FROM REGISTRATION, MAY ONLY BE SOLD TO QUALIFIED INSTITUTIONAL INVESTORS. THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT OCTOBER 31, 1997 WAS $950, WHICH REPRESENTED 4.7% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                INTERMEDIATE-TERM BOND       17


                                  BENHAM BOND

TOTAL RETURNS AS OF OCTOBER 31, 1997(1)

                                                                                       AVERAGE ANNUAL RETURNS
                                   6 MONTHS          1 YEAR           3 YEARS          5 YEARS        10 YEARS       LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
(inception 3/2/87)

Benham Bond .......................  7.02%            8.57%           10.10%            7.12%           8.95%        7.77%

Lehman Aggregate Bond Index .......  7.07%            8.89%           10.05%            7.51%           9.25%        8.49%

Average A-Rated
Corporate
Debt Fund(2) ......................  7.07%            8.52%             9.69%           7.33%           9.12%        8.25%(3)

Fund's Ranking Among
A-Rated
Corporate Debt Funds(2) ...........   --          53 out of 131    28 out of 101    32 out of 54    21 out of 34    22 out of 29(3)

------------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
(inception 8/8/97)

Benham Bond .......................................................................................................  3.27%

Lehman Aggregate Bond Index .......................................................................................  2.95%(4)

----------
(1)  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(2)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

(3)  SINCE  3/31/87,  THE DATE NEAREST THE CLASS'  INCEPTION  FOR WHICH DATA ARE
     AVAILABLE.

(4)  SINCE  8/31/97,  THE DATE NEAREST THE CLASS'  INCEPTION  FOR WHICH DATA ARE
     AVAILABLE.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF  $10,000  OVER TEN YEARS  (Investor  Class)
$10,000  investment  made 10/31/87

                          Value of 10/31/97
                                       Lehman Aggregate
                   Benham Bond            Bond Index
Oct-87               $10,000               $10,000
Dec-87               $10,383               $10,217
Mar-88               $10,825               $10,601
Jun-88               $10,881               $10,726
Sep-88               $11,088               $10,940
Dec-88               $11,249               $11,023
Mar-89               $11,287               $11,149
Jun-89               $12,316               $12,037
Sep-89               $12,358               $12,173
Dec-89               $12,822               $12,626
Mar-90               $12,363               $12,525
Jun-90               $12,818               $12,982
Sep-90               $12,766               $13,094
Dec-90               $13,597               $13,756
Mar-91               $13,879               $14,140
Jun-91               $14,035               $14,372
Sep-91               $14,979               $15,188
Dec-91               $15,976               $15,958
Mar-92               $15,632               $15,754
Jun-92               $16,279               $16,391
Sep-92               $16,999               $17,095
Dec-92               $16,870               $17,141
Mar-93               $17,602               $17,849
Jun-93               $18,056               $18,322
Sep-93               $18,610               $18,801
Dec-93               $18,580               $18,812
Mar-94               $17,976               $18,272
Jun-94               $17,682               $18,084
Sep-94               $17,719               $18,194
Dec-94               $17,747               $18,263
Mar-95               $18,690               $19,184
Jun-95               $20,013               $20,352
Sep-95               $20,419               $20,751
Dec-95               $21,348               $21,635
Mar-96               $20,827               $21,252
Jun-96               $20,865               $21,373
Sep-96               $21,215               $21,768
Dec-96               $21,867               $22,422
Mar-97               $21,720               $22,296
Jun-97               $22,495               $23,114
Sep-97               $23,280               $23,882
Oct-97               $23,567               $24,228

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                  10/31/97         10/31/96
Number of Securities                  46              46
Weighted Average Maturity         10.8 years      11.0 years
Average Duration                   5.0 years       5.0 years
Expense Ratio (Investor Class)       0.80%           0.79%

YIELD AS OF OCTOBER 31, 1997
                                    30-DAY
                                      SEC
                                     YIELD
Investor Class                       6.09%
Advisor Class                        5.78%

30-Day SEC Yield is defined in the Glossary on page 41.

Many of the investment terms in this report are defined in the Glossary on page 41.


18      BENHAM BOND                            AMERICAN CENTURY INVESTMENTS


                                  BENHAM BOND

MANAGEMENT Q & A

    An interview with Bud Hoops and Jeff Houston, portfolio managers on the Benham Bond fund investment team.

HOW DID THE FUND PERFORM?

    For the fiscal year ended October 31, 1997, the fund's Investor Class shares returned 8.57%, compared with the 8.52% average return of the 131 "A-Rated Corporate Debt Funds" tracked by Lipper Analytical Services. The fund's benchmark, the Lehman Aggregate Bond Index, returned 8.89% for the period. Please keep in mind that the fund is subject to operating expenses (such as transaction costs and managment fees), while the benchmark is not. (See the Total Returns table on the previous page for other fund performance comparisons.)

DID YOU CHANGE THE FUND'S DURATION MUCH DURING THE FISCAL YEAR?

    Not much. We maintained a steady, conservative approach to managing the fund's duration, keeping it within a narrow range around 5 years--roughly neutral compared with its peers. This position helped insulate the fund's returns from interim market volatility.

WAS THIS NEUTRAL POSITIONING THE MAIN REASON WHY THE FUND'S PERFORMANCE WAS IN LINE WITH ITS PEERS?

    Yes. We tend to avoid making interest rate bets that can cause unwanted volatility in the fund's returns. Rather than looking to add incremental return through aggressive duration management, we try to add value to the fund's returns in other ways.

[bar graph - data below]

BENHAM BOND'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS*
(Periods ended October 31)
                                  Lehman Aggregate
              Benham Bond            Bond Index
10/88           12.29%                 11.46%
10/89           13.52%                 11.90%
10/90            1.93%                  6.31%
10/91           16.45%                 15.81%
10/92           10.43%                  9.83%
10/93           11.81%                 11.87%
10/94           -5.47%                 -3.67%
10/95           17.16%                 15.65%
10/96            4.91%                  5.85%
10/97            8.57%                  8.89%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Investor Class.


ANNUAL REPORT                                           BENHAM BOND       19


                                  BENHAM BOND

    One method is to keep the majority of the fund's assets in higher-yielding securities, such as corporate, asset- and mortgage-backed securities. We tend to look for these types of securities when bond yields are relatively stable because coupon payments usually comprise more of a bond's returns in such environments.

    Another method we use to add value to the fund is to search for what we believe are undervalued securities with the potential to appreciate.

HOW DID THE CORPORATE CREDIT RESEARCH TEAM HELP LOCATE THESE UNDERVALUED SECURITIES?

    Our strong credit research staff continued to make many accurate assessments of specific credit situations. The credit team's diligent efforts led to the purchase of many undervalued securities that subsequently appreciated in value.

    To strengthen our ability to locate such securities, we bolstered our credit staff during the fiscal year, adding three new members to the team, including an asset-backed securities specialist. We feel our strong research staff gives the fund a competitive advantage, allowing us to find attractive issues that other funds lacking such resources might have passed over.

WHY DID CORPORATE SECURITIES PERFORM SO WELL DURING THE PERIOD?

    These securities continued to benefit from a vibrant national economy, which has helped strengthen U.S. businesses and boost corporate profits. Corporate bonds typically offer higher yields than many other fixed-income securities as compensation for their greater credit risk. However, improving corporate balance sheets have led to lower yields for corporate debt and stronger demand from investors. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

    As a result, the yield spread, or interest rate difference, between comparable-maturity corporate and Treasury securities continued to decrease as investors reached for the higher yields of corporate bonds. This continued compression made finding attractively valued securities in this sector more difficult.

WHAT ARE SOME OF THE POSITIVE FACTORS THAT COULD COME INTO PLAY FOR FIXED-INCOME SECURITIES OVER THE NEXT SIX MONTHS?

    Several fairly recent developments could continue to work in the bond market's favor going forward. One of those would be continued benign inflation levels. Another factor would be further improvements in reducing the federal budget deficit. As the Treasury continues to issue fewer securities, the value of existing bonds increase.

    Stock-market volatility could also play a role in boosting returns for asset-backed, government-agency, Treasury and other fixed-income securities.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Corporate Bonds                  62%
U.S. Treasury Securities         10%
Mortgage-Backed Securities       10%
Asset-Backed Securities           6%
Foreign Governments &
Agencies                          5%
Other                             7%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Corporate Bonds                  61%
Mortgage-Backed Securities       14%
U.S. Treasury Securities         11%
Asset-Backed Securities           6%
Foreign Governments &
Agencies                          5%
Other                             3%


20        BENHAM BOND                          AMERICAN CENTURY INVESTMENTS


                                  BENHAM BOND

    If stocks remain volatile, more investors could seek fixed-income securities as a safer investment alternative. Corporate fixed-income securities, however, would likely receive little benefit from such volatility.

DO YOU HAVE ANY CONCERNS ABOUT THE MARKET GOING FORWARD?

    Yes, we have a few. The U.S. economic expansion is now in its seventh year, very old from a historical perspective. Generally, rising prices and other cyclical pressures tend to appear this far into an expansionary phase. We believe the historical threat of such pressures is part of the reason why the Federal Reserve remains concerned about the prospects for inflation, and we share this concern.

WHAT MIGHT CAUSE THIS CONCERN TO BECOME REALITY?

    Further signs that wage pressures are causing inflation to accelerate could certainly do the trick. If wages continue to rise, it could be a harbinger for higher interest rates. That's because such pressures could force the Federal Reserve to raise short-term interest rates in order to keep inflation within manageable levels.

    Wages and other employment costs are an important consideration for inflation because they account for nearly two-thirds of total business costs. Although savings on health care and benefits and improvements in worker productivity have offset wage increases, these savings may have run their course.

ARE THERE ANY OTHER MAJOR TRENDS YOU'RE MONITORING?

    We continue to watch developments in Asia with a careful eye. Banking problems in Japan and South Korea merit close scrutiny because of the potentially negative repercussions of such problems on U.S. corporations with large overseas investments.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    For now, we plan to maintain the fund's neutral duration until we see a clearer direction for the U.S. economy and inflation. We will also continue working closely with our research staff to uncover attractively valued securities with the potential to enhance the fund's return.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA           34%
AA             4%
A             41%
BBB           21%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA           36%
AA             5%
A             37%
BBB           22%


ANNUAL REPORT                                           BENHAM BOND       21

                            SCHEDULE OF INVESTMENTS
                                  BENHAM BOND

OCTOBER 31, 1997


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

 U.S. TREASURY SECURITIES

                   $1,500   U.S. Treasury Notes, 5.875%,
                                1/31/99                            $   1,505

                    6,000   U.S. Treasury Notes, 5.50%,
                                12/31/00                               5,961

                    2,000   U.S. Treasury Notes, 6.25%,
                                6/30/02                                2,039

                    3,000   U.S. Treasury Notes, 5.875%,
                                9/30/02                                3,017
                                                                 -----------------

TOTAL U.S. TREASURY SECURITIES--10.0%                                 12,522
                                                                 -----------------
   (Cost $12,522 )

U.S. GOVERNMENT AGENCY SECURITIES--1.6%

                    2,000   Tennesse Valley Authority, 6.875%,
                                12/15/43                               1,990
                                                                 -----------------
   (Cost $1,854 )

MORTGAGE-BACKED SECURITIES(1)

                      610   FHLMC REMIC, Series 19,
                                Class E PAC, 8.00%, 8/15/19              617

                      834   FHLMC REMIC, Series 116,
                                Class F PAC, 8.50%, 2/15/20              856

                    4,574   FNMA Pool #250452, 6.50%,
                                1/1/26                                 4,508

                      970   FNMA REMIC, Series 1989-35,
                                Class G, 9.50%, 7/25/19                1,048

                      425   FNMA REMIC, Series 1990-88,
                                Class H PAC, 7.75%, 9/25/19              426

                      576   FNMA REMIC, Series 1991-21,
                                Class G PAC, 6.00%, 12/25/19             575

                    3,746   GNMA Pool #423865, 8.00%,
                                6/15/26                                3,894
                                                                 -----------------

TOTAL MORTGAGE-BACKED
SECURITIES--9.6%                                                      11,924
                                                                 -----------------
   (Cost $11,531)

ASSET-BACKED SECURITIES(1)

                    3,000   The Money Store Home Equity
                                Trust, Series 1996-D, Class A3,
                                6.295%, 11/15/11                       3,011


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

                   $4,271   United Companies Financial Corp.,
                                Home Equity Loan, Series
                                1995-D1, Class A2, 6.20%,
                                3/10/14                             $  4,294
                                                                 -----------------

TOTAL ASSET-BACKED SECURITIES--5.8%                                    7,305
                                                                 -----------------
   (Cost $7,241)

CORPORATE BONDS

AEROSPACE & DEFENSE--1.7%

                    2,000   Lockheed Martin Corp., 7.25%,
                                5/15/06                                2,110
                                                                 -----------------

AIRLINES--2.7%

                    3,232   Delta Air Lines Inc., 7.54%,
                                10/11/11                               3,382
                                                                 -----------------

BANKING--17.5%

                    5,000   Citicorp Euro, 7.00%, 1/2/04               5,162

                    2,000   Corestates Capital Corp., 5.875%,
                                10/15/03                               1,948

                    3,000   First Union Corp., 8.77%,
                                11/15/04                               3,157

                    5,000   National Bank of Canada, 8.125%,
                                8/15/04                                5,444

                    2,000   Nationsbank Capital Trust II, 7.83%,
                                12/15/26                               2,070

                    2,000   Santander Financial Issuances Ltd.,
                                6.375%, 2/15/11                        1,943

                    2,000   Wells Fargo Capital, 7.96%,
                                12/15/26                               2,075
                                                                 -----------------

                                                                      21,799
                                                                 -----------------

CHEMICALS & RESINS--5.3%

                    5,000   ARCO Chemical Co., 10.25%,
                                11/1/10                                6,663
                                                                 -----------------

COMPUTER SYSTEMS--1.2%

                    1,500   International Business Machines
                                Corp., 7.125%, 12/1/2096               1,528
                                                                 -----------------

ENERGY--2.5%

                    3,000   Columbia Gas Systems, 7.42%,
                                11/28/15                               3,101
                                                                 -----------------

FINANCIAL SERVICES--8.2%

                    3,000   Ford Motor Credit Co., 6.50%,
                                2/28/02                                3,034

SEE NOTES TO FINANCIAL STATEMENTS


22      BENHAM BOND                            AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                  BENHAM BOND

OCTOBER 31, 1997


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

                   $4,000   Lehman Brothers Holdings Inc.,
                                6.625%, 11/15/00                    $   4,035

                    3,000   Paine Webber Group Inc., MTN,
                                7.96%, 4/28/00                          3,124
                                                                  -----------------

                                                                       10,193
                                                                  -----------------

INSURANCE--5.5%

                    1,000   Delphi Financial Group, Inc., 9.31%,
                                3/25/27                                 1,104

                    3,000   Lincoln National Corp., 9.125%,
                                10/1/24                                 3,592

                    2,000   Zurich Capital Trust I, 8.38%,
                                6/1/37  (Acquired 6/11/97,
                                Cost $2,059)(2)                         2,200
                                                                  -----------------

                                                                        6,896
                                                                  -----------------

MEDIA & BROADCAST--4.1%

                    3,000   News America Holdings, 7.60%,
                                10/11/15                                3,019

                    2,000   Time Warner Inc., 6.85%, 1/15/26            2,058
                                                                  -----------------

                                                                        5,077
                                                                  -----------------

REAL ESTATE--5.0%

                    1,000   Chelsea GCA Realty Partners,
                                7.25%, 10/21/07                         1,010

                    2,000   Price REIT, Inc. (The), 7.125%,
                                6/15/04                                 2,047

                    3,000   Spieker Properties Inc., MTN,
                                7.58%, 12/17/01                         3,139
                                                                  -----------------

                                                                        6,196
                                                                  -----------------

TOBACCO--2.4%

                    1,500   Philip Morris Companies Inc.,
                                6.80%, 12/1/03                          1,513

                    1,500   Philip Morris Companies Inc.,
                                7.00%, 7/15/05                          1,524
                                                                  -----------------

                                                                        3,037
                                                                  -----------------

UTILITIES--6.4%

                    3,000   Calenergy Company, Inc., 7.63%,
                                10/15/07                                3,037

                    5,000   Pacific Gas & Electric Co., 5.50%,
                                6/1/99                                  4,969
                                                                  -----------------

                                                                        8,006
                                                                  -----------------

TOTAL CORPORATE BONDS--62.5%                                           77,988
                                                                  -----------------
   (Cost $74,704)


Principal Amount            ($ IN THOUSANDS)                           Value
-----------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (U.S. $ DENOMINATED)

                   $1,000   Hutchison Whampoa Financial,
                                6.95%, 8/1/07 (Acquired
                                8/21/97, Cost $1,967)(2)          $       928

                    1,500   Wharf International Finance Ltd.,
                                7.625%, 3/13/07                         1,554
                                                                  -----------------

TOTAL FOREIGN CORPORATE BONDS --2.0%                                    2,482
                                                                  -----------------
   (Cost $2,472)

SOVEREIGN GOVERNMENTS & AGENCIES

                    3,000   Korea Electric Power, 6.375%,
                                12/1/03                                 2,816

                    4,000   Province of Quebec Bonds,
                                7.125%, 2/9/24                          4,040
                                                                  -----------------

TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--5.5%                                                        6,856
                                                                  -----------------
   (Cost $6,687)

TEMPORARY CASH INVESTMENTS--3.0%

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated
              10/31/97, due 11/3/97 (Delivery value
              $3,697)                                                   3,695
                                                                  -----------------
   (Cost $3,695)

TOTAL INVESTMENT SECURITIES--100.0%                                  $124,762
                                                                  =================
   (Cost $120,706)


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA = GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

MTN = MEDIUM TERM NOTE

(1)  FINAL MATURITY INDICATED. EXPECTED REMAINING MATURITY USED FOR PURPOSES OF
     CALCULATING THE WEIGHTED AVERAGE PORTFOLIO MATURITY.

(2)  SECURITY WAS PURCHASED  UNDER RULE 144A OF THE  SECURITIES ACT OF 1933 AND,
     UNLESS REGISTERED UNDER THE ACT OR EXEMPTED FROM REGISTRATION,  MAY ONLY BE
     SOLD  TO  QUALIFIED  INSTITUTIONAL   INVESTORS.   THE  AGGREGATE  VALUE  OF
     RESTRICTED  SECURITIES AT OCTOBER 31, 1997, WAS $3,128,  WHICH  REPRESENTED
     2.5% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                           BENHAM BOND       23

                     STATEMENTS OF ASSETS AND LIABILITIES

                                                LIMITED-TERM   INTERMEDIATE-TERM      BENHAM
OCTOBER 31, 1997                                    BOND             BOND              BOND

ASSETS                                        ($ AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Investment securities, at value (identified
  cost of $14,757,  $19,762 and $120,706,
  respectively) (Note 3) ..................     $     14,885     $     20,154     $    124,762

Cash ......................................              155             --               --

Receivable for investments sold ...........             --                490            1,011

Interest receivable .......................              243              318            2,362
                                                ------------     ------------     ------------
                                                      15,283           20,962          128,135
                                                ------------     ------------     ------------
LIABILITIES

Disbursements in excess of demand
  deposit cash ............................                3              476              899

Payable for capital shares redeemed .......                2               22              105

Payable for investments purchased .........             --                309             --

Accrued management fees (Note 2) ..........                9               12               88
                                                ------------     ------------     ------------
                                                          14              819            1,092
                                                ------------     ------------     ------------
Net Assets ................................     $     15,269     $     20,143     $    127,043
                                                ============     ============     ============
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ...     $     15,113     $     19,737     $    122,643

Accumulated undistributed net realized
  gain from investment transactions .......               28               14              344

Net unrealized appreciation on
  investments (Note 3) ....................              128              392            4,056
                                                ------------     ------------     ------------
                                                $     15,269     $     20,143     $    127,043
                                                ============     ============     ============
Investor Class, $0.01 Par Value
  ($ and shares in full)

Net assets ................................     $ 15,269,212     $ 18,125,968     $126,580,425

Shares outstanding ........................        1,529,778        1,799,193       13,010,416

Net asset value per share .................     $       9.98     $      10.07     $       9.73

Advisor Class, $0.01 Par Value
  ($ and shares in full)

Net assets ................................             --       $  2,017,252     $    462,292

Shares outstanding ........................             --            200,246           47,506

Net asset value per share .................             --       $      10.07     $       9.73

SEE NOTES TO FINANCIAL STATEMENTS


24      STATEMENTS OF ASSETS AND LIABILITIES   AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS


                                              LIMITED-TERM       INTERMEDIATE-TERM        BENHAM
YEAR ENDED OCTOBER 31, 1997                       BOND                 BOND                BOND

INVESTMENT INCOME                                                ($ IN THOUSANDS)

Income:

Interest                                           $712             $1,190             $  9,335
                                                -----------       -----------         -----------
Expenses:

Management fees (Note 2)                            78               132                 1,058

Directors' fees and expenses                        --                --                   1
                                                -----------       -----------         -----------
                                                    78               132                 1,059
                                                -----------       -----------         -----------
Net investment income                              634              1,058                8,276
                                                -----------       -----------         -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)

Net realized gain on investments                    26                19                  350

Change in net unrealized appreciation
  on investments                                    76               316                 2,059
                                                -----------       -----------         -----------
Net realized and unrealized
gain on investments                                102               335                 2,409
                                                -----------       -----------         -----------
Net Increase in Net Assets
Resulting from Operations                          $736             $1,393              $10,685
                                                ===========       ===========         ===========

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       25

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997                LIMITED-TERM            INTERMEDIATE-TERM                   BENHAM
AND OCTOBER 31, 1996                            BOND                       BOND                          BOND

Increase (Decrease) in Net Assets       1997          1996          1997           1996           1997          1996

OPERATIONS                                                           ($ IN THOUSANDS)

Net investment income ........     $     634      $     432      $   1,058      $     874      $   8,276      $   9,024

Net realized gain (loss)
 on investments ..............            26             13             19             (4)           350          1,341

Change in net unrealized
 appreciation (depreciation)
 on investments ..............            76            (31)           316           (131)         2,059         (3,546)
                                   ---------      ---------      ---------      ---------      ---------      ---------
Net increase in net assets
 resulting from operations ...           736            414          1,393            739         10,685          6,819
                                   ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

 Investor Class ..............          (634)          (432)        (1,052)          (874)        (8,273)        (9,024)

 Advisor Class ...............          --             --               (6)          --               (3)          --

From net realized gains
 from investment transactions:

 Investor Class ..............          --             --             --             (132)        (1,310)          (228)
                                   ---------      ---------      ---------      ---------      ---------      ---------
Decrease in net assets
 from distributions ..........          (634)          (432)        (1,058)        (1,006)        (9,586)        (9,252)
                                   ---------      ---------      ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS
(NOTE 4)

Net increase (decrease)
 in net assets from capital
 share transactions ..........         7,075            917          4,182          3,066        (16,623)        (4,223)
                                   ---------      ---------      ---------      ---------      ---------      ---------
Net increase (decrease)
 in net assets ...............         7,177            899          4,517          2,799        (15,524)        (6,656)

NET ASSETS

Beginning of year ............         8,092          7,193         15,626         12,827        142,567        149,223
                                   ---------      ---------      ---------      ---------      ---------      ---------
End of year ..................     $  15,269      $   8,092      $  20,143      $  15,626      $ 127,043      $ 142,567
                                   =========      =========      =========      =========      =========      =========

SEE NOTES TO FINANCIAL STATEMENTS


26      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Limited-Term Bond Fund (Limited-Term), American Century - Benham Intermediate-Term Bond Fund (Intermediate-Term), and American Century - Benham Bond Fund (Benham Bond) (the Funds) are three of the thirteen series of funds issued by the Corporation. The investment objective of Limited-Term is to seek income. The investment objective of Intermediate-Term is to seek a competitive level of income. The investment objective of Benham Bond is to seek a high level of income. The Funds pursue their objectives by investing primarily in bonds and other debt obligations with maturities based on each Funds' investment objective. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor class for Intermediate-Term and Benham Bond commenced August 14,
1997 and August 8, 1997, respectively. Sale of the Advisor class for Limited-Term had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., ACIS, and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

 ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS         27


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Benham Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Intermediate-Term and Benham Bond is 0.50% and 0.55%, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan for Intermediate-Term during the period August 14, 1997 (commencement of sale of the Advisor class) through October 31, 1997, were $480. Fees incurred under the Master Distribution and Shareholder Services Plan for Benham Bond during the period August 8, 1997 (commencement of sale of the Advisor class) through October 31, 1997, were $279.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended October 31, 1997, were as follows:

                                                                       BENHAM
                                              LIMITED-TERM        INTERMEDIATE-TERM           BOND
PURCHASES                                                         ($ IN THOUSANDS)

U. S. Treasury & Agency  Obligations ...........  $8,275              $  8,637               $25,476

Other Debt Obligations .........................   7,424                11,434                40,797

PROCEEDS FROM SALES                                               ($ IN THOUSANDS)

U. S. Treasury & Agency Obligations ............  $7,237              $  8,868               $53,470

Other Debt Obligations .........................   2,401                 7,716                32,190

  On  October  31,  1997,  the  composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       BENHAM
                                              LIMITED-TERM        INTERMEDIATE-TERM           BOND

                                                                  ($ IN THOUSANDS)

Appreciation ...................................  $134                  $418                 $4,397

Depreciation ...................................   (6)                   (26)                 (341)
                                                ---------            ----------             ---------
Net ............................................  $128                   $392                $4,056
                                                =========            ==========             =========

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


28      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 100,000,000 and 50,000,000 shares of the Investor Class and Advisor class, respectively, authorized for issuance by each Fund. Transactions in shares of the Funds were as follows:


                                        LIMITED-TERM             INTERMEDIATE-TERM            BENHAM BOND
                                     Shares      Amount         Shares       Amount        Shares       Amount

INVESTOR CLASS                                                    (IN THOUSANDS)

Year ended October 31, 1997

Sold ..............................  1,315      $13,023          1,569      $15,513        5,099      $ 48,694

Issued in reinvestment
  of distributions ................   62          615             95          942           946         9,015

Redeemed ..........................  (662)      (6,563)         (1,442)    (14,279)       (7,835)     (74,792)
                                   --------    --------         --------   --------       --------    ---------
Net increase (decrease) ...........   715      $  7,075           222      $  2,176       (1,790)     $(17,083)
                                   ========    ========         ========   ========       ========    =========
Year ended October 31, 1996

Sold ..............................   300      $  2,982          1,005     $  9,981        6,596      $ 63,329

Issued in reinvestment
  of distributions ................   42          413             90          895           891         8,559

Redeemed ..........................  (249)      (2,478)          (792)      (7,810)       (7,937)     (76,111)
                                   --------    --------         --------   --------       --------    ---------
Net increase (decrease) ...........   93       $    917           303       $ 3,066        (450)     $  (4,223)
                                   ========    ========         ========   ========       ========    =========

ADVISOR CLASS                                                     (IN THOUSANDS)

Period ended October 31, 1997(1)

Sold ..............................   --          --              199       $2,000          61          $588

Issued in reinvestment
  of distributions ................   --          --               1           6             1            3

Redeemed ..........................   --          --              --          --           (14)         (131)
                                   --------    --------         --------   --------       --------    ---------
Net increase ......................   --          --              200       $2,006          48          $460
                                   ========    ========         ========   ========       ========    =========

(1) AUGUST 14, 1997 (COMMENCEMENT OF SALE OF THE ADVISOR CLASS) THROUGH OCTOBER 31, 1997 FOR INTERMEDIATE-TERM. AUGUST 8, 1997 (COMMENCEMENT OF SALE OF THE ADVISOR CLASS) THROUGH OCTOBER 31, 1997 FOR BENHAM BOND.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       29

                             FINANCIAL HIGHLIGHTS
                               LIMITED-TERM BOND

               FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                               Investor
                                                                 Class

                                          1997            1996           1995          1994(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ....................  $9.93          $9.96          $9.68          $10.00
                                        ---------      ---------      ---------      ---------
Income From Investment Operations

  Net Investment Income ................  0.56            0.56           0.56           0.31

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  0.05           (0.03)          0.28          (0.32)
                                        ---------      ---------      ---------      ---------
  Total From Investment Operations .....  0.61            0.53           0.84          (0.01)
                                        ---------      ---------      ---------      ---------
Distributions

  From Net Investment Income ........... (0.56)          (0.56)         (0.56)         (0.31)
                                        ---------      ---------      ---------      ---------
Net Asset Value, End of Period .........  $9.98           $9.93          $9.96          $9.68
                                        =========      ==========     =========      =========
  Total Return(2) ......................  6.30%           5.48%          8.89%         (0.08)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................  0.69%           0.68%          0.69%        0.70%(3)

Ratio of Net Investment Income
to Average Net Assets ..................  5.63%           5.63%          5.70%        4.79%(3)

Portfolio Turnover Rate ................  109%            121%           116%            48%

Net Assets, End
of Period (in thousands) ............... $15,269         $8,092         $7,193         $4,375

(1) MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


30      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                            INTERMEDIATE-TERM BOND

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                            Investor                               Advisor
                                                             Class                                  Class

                                       1997           1996           1995           1994(1)        1997(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................  $9.91         $10.07          $9.53          $10.00          $9.96
                                     ----------    ----------      ----------     ----------      ----------
Income From Investment Operations

  Net Investment Income .............  0.59           0.58            0.59           0.34           0.12

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.16          (0.06)           0.54          (0.47)          0.11
                                     ----------    ----------      ----------     ----------      ----------
  Total From Investment Operations ..  0.75           0.52            1.13          (0.13)          0.23
                                     ----------    ----------      ----------     ----------      ----------
Distributions

  From Net Investment Income ........ (0.59)         (0.58)          (0.59)         (0.34)         (0.12)

  From Net Realized Gains
  on Investment Transactions ........   --           (0.10)            --             --             --
                                     ----------    ----------      ----------     ----------      ----------
  Total Distributions ............... (0.59)         (0.68)          (0.59)         (0.34)         (0.12)
                                     ----------    ----------      ----------     ----------      ----------
Net Asset Value, End of Period ...... $10.07          $9.91          $10.07          $9.53         $10.07
                                     ==========    ==========      ==========     ==========      ==========
  Total Return(3) ...................  7.87%          5.36%          12.19%         (1.24)%         2.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............  0.75%          0.74%           0.74%        0.75%(4)       1.00%(4)

Ratio of Net Investment Income
to Average Net Assets ...............  5.99%          5.90%           6.05%        5.23%(4)       5.92%(4)

Portfolio Turnover Rate .............   99%            87%            133%            48%            99%

Net Assets, End
of Period (in thousands) ............ $18,126       $15,626         $12,827         $4,262         $2,017


(1) MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2) AUGUST 14, 1997 (COMMENCEMENT OF SALE OF THE ADVISOR CLASS) THROUGH OCTOBER 31, 1997.

(3) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       31

                             FINANCIAL HIGHLIGHTS
                                  BENHAM BOND

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                    Investor
Advisor
                                      Class
Class

                                       1997        1996        1995         1994        1993(1)      1997(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................  $9.63       $9.78       $8.91        $10.21        $9.92        $9.55
                                     ---------    --------    --------     --------     ---------    --------
Income From Investment Operations

  Net Investment Income .............  0.60         0.60        0.61         0.58         0.66         0.13

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.19        (0.14)       0.87        (1.12)        1.88         0.18
                                     ---------    --------    --------     --------     ---------    --------
  Total From Investment Operations ..  0.79         0.46        1.48        (0.54)        2.54         0.31
                                     ---------    --------    --------     --------     ---------    --------
Distributions

  From Net Investment Income ........ (0.60)       (0.60)      (0.61)       (0.58)       (0.66)       (0.13)

  From Net Realized Gains on
  Investment Transactions ........... (0.09)       (0.01)        --         (0.18)       (1.59)         --
                                     ---------    --------    --------     --------     ---------    --------
  Total Distributions ............... (0.69)       (0.61)      (0.61)       (0.76)       (2.25)       (0.13)
                                     ---------    --------    --------     --------     ---------    --------
Net Asset Value, End of Period ......  $9.73        $9.63       $9.78        $8.91       $10.21        $9.73
                                     =========    ========    ========     ========     =========    ========
  Total Return(3) ...................  8.57%        4.91%      17.16%       (5.47)%      11.81%        3.27%

RATIOS/SUPPLEMENTAL RATIOS

Ratio of Operating Expenses
to Average Net Assets ...............  0.80%        0.79%       0.78%        0.88%        1.00%      1.05%(4)

Ratio of Net Investment Income
to Average Net Assets ...............  6.25%        6.18%       6.53%        6.07%        6.54%      5.92%(4)

Portfolio Turnover Rate .............   52%         100%        105%          78%         113%          52%

Net Assets, End
of Period (in thousands) ............$126,580     $142,567    $149,223     $121,012     $172,120       $462

(1) THE DATA  PRESENTED  HAS BEEN  RESTATED  TO GIVE  EFFECT TO A 10 FOR 1 STOCK
    SPLIT IN THE FORM OF A STOCK DIVIDEND THAT OCCURRED ON NOVEMBER 13, 1993.

(2) AUGUST 8, 1997  (COMMENCEMENT  OF SALE OF THE ADVISOR CLASS) THROUGH OCTOBER
    31, 1997.

(3) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS,  IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT
    ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


32      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Mutual Funds, Inc:

  We have  audited  the  accompanying  statements  of  assets  and  liabilities, including the schedules of investments, of American Century - Benham Limited-Term Bond Fund, American Century - Benham Intermediate-Term Bond Fund and American Century - Benham Bond Fund (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the periods in the four-year period ended October 31, 1996 were audited by other auditors whose report, dated November 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Century - Benham Limited-Term Bond Fund, American Century - Benham Intermediate-Term Bond Fund and American Century - Benham Bond Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       33


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND
James E. Stowers, Jr.
       For:                 1,310,162          1,354,797           7,970,982
       Withheld:              1,800              7,267              162,778

James E. Stowers III
       For:                 1,310,162          1,352,925           7,968,225
       Withheld:              1,800              9,139              165,535

Thomas A. Brown
       For:                 1,310,162          1,354,797           7,971,632
       Withheld:              1,800              7,267              162,128

Robert W. Doering, M.D.
       For:                 1,310,162          1,354,539           7,960,473
       Withheld:              1,800              7,525              173,287

D.D. (Del) Hock
       For:                 1,310,162          1,354,797           7,969,426
       Withheld:              1,800              7,267              164,334

Linsley L. Lundgaard
       For:                 1,310,162          1,354,797           7,966,601
       Withheld:              1,800              7,267              167,159

Donald H. Pratt
       For:                 1,310,162          1,354,797           7,971,376
       Withheld:              1,800              7,267              162,384

Lloyd T. Silver, Jr.
       For:                 1,310,162          1,354,797           7,968,400
       Withheld:              1,800              7,267              165,360

M. Jeannine Strandjord
       For:                 1,310,162          1,354,797           7,981,848
       Withheld:              1,800              7,267              151,912

PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,280,854          1,350,545           7,875,601
       Against:               16,225             9,130              194,788
       Abstain:               2,063              1,994              22,002
       Broker
       Non-Vote:              12,820              395               41,369

PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,302,936          1,353,765           7,935,217
       Against:               8,075              6,370              179,522
       Abstain:                951               1,929              19,021

PROPOSAL 4:

    To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,280,990          1,341,466           7,684,559
       Against:               16,862             18,131             371,466
       Abstain:               1,290              2,072              36,366
       Broker
       Non-Vote:              12,820              395               41,369

34          PROXY VOTING RESULTS                  AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,279,878          1,341,772           7,699,972
       Against:               16,862             17,825             355,963
       Abstain:               2,402              2,072              36,456
       Broker
       Non-Vote:              12,820              395               41,369

*  Amend the fundamental investment limitation concerning borrowing.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,280,990          1,337,608           7,659,778
       Against:               16,862             21,989             396,771
       Abstain:               1,290              2,072              35,842
       Broker
       Non-Vote:              12,820              395               41,369

*  Amend the fundamental investment limitation concerning lending.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,280,990          1,337,608           7,671,068
       Against:               16,862             21,989             385,226
       Abstain:               1,290              2,072              36,097
       Broker
       Non-Vote:              12,820              395               41,369

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,277,455          1,341,466           7,679,494
       Against:               19,285             18,131             382,346
       Abstain:               2,402              2,072              30,551
       Broker
       Non-Vote:              12,820              395               41,369

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,278,567          1,341,466           7,673,963
       Against:               19,285             18,131             383,220
       Abstain:               1,290              2,072              35,208
       Broker
       Non-Vote:              12,820              395               41,369

* Eliminate the fundamental limitation concerning investment in other investment companies.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,279,878          1,341,466           7,690,300
       Against:               16,862             18,131             365,935
       Abstain:               2,402              2,072              36,156
       Broker
       Non-Vote:              12,820              395               41,369

* Amend the fundamental investment limitation concerning investments in real estate.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,279,878          1,341,527           7,708,189
       Against:               16,862             18,070             349,987
       Abstain:               2,402              2,072              34,215
       Broker
       Non-Vote:              12,820              395               41,369

*  Amend the fundamental investment limitation concerning underwriting.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,280,990          1,341,772           7,695,951
       Against:               16,862             17,825             361,944
       Abstain:               1,290              2,072              34,496
       Broker
       Non-Vote:              12,820              395               41,369


ANNUAL REPORT                                   PROXY VOTING RESULTS        35


                             PROXY VOTING RESULTS

*  Amend the fundamental investment limitation concerning commodities.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,279,878          1,337,560           7,687,417
       Against:               16,862             22,037             370,848
       Abstain:               2,402              2,072              34,126
       Broker
       Non-Vote:              12,820              395               41,369

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,279,878          1,341,466           7,675,904
       Against:               16,862             18,131             381,735
       Abstain:               2,402              2,072              34,752
       Broker
       Non-Vote:              12,820              395               41,369

*  Eliminate the fundamental limitation concerning short sales.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,277,455          1,341,221           7,669,753
       Against:               19,285             18,376             387,534
       Abstain:               2,402              2,072              35,104
       Broker
       Non-Vote:              12,820              395               41,369

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                             LIMITED-         INTERMEDIATE-         BENHAM
                               TERM               TERM               BOND

       For:                 1,277,455          1,341,466           7,671,413
       Against:               19,285             18,131             385,945
       Abstain:               2,402              2,072              35,033
       Broker
       Non-Vote:              12,820              395               41,369


36          PROXY VOTING RESULTS                 AMERICAN CENTURY INVESTMENTS


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 3, 1996, the Limited-Term, Intermediate-Term and Benham Bond funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide). In September 1996, American Century began to offer two classes of shares for the Limited-Term, Intermediate-Term and Benham Bond funds. One class is for investors who buy directly from American Century, the other is for investors who buy through financial intermediaries.

    The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    The Advisor Class had not commenced as of October 31, 1997, for Limited-Term Bond.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION       37


                                     NOTES


38      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       39


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    LIMITED-TERM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

    INTERMEDIATE-TERM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

    BENHAM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but the fund typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

    The indices listed are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The MERRILL LYNCH 1- TO 5 -YEAR GOVERNMENT/ CORPORATE INDEX is an index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

    The LEHMAN INTERMEDIATE GOVERNMENT/ CORPORATE INDEX includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds and Yankee bonds with maturities of 1-10 years.

    The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the Diversified Bond funds are:

    SHORT   INVESTMENT-GRADE   DEBT  FUNDS   (Limited-Term   Bond)--funds   with
dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

    INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

    A-RATED CORPORATE DEBT FUNDS (Benham Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

INVESTMENT TEAM LEADERS

Portfolio Managers                          Bud Hoops
                                            Jeff Houston

Credit Research Manager                     Greg Afiesh


40      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 30-32.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are tyically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


ANNUAL REPORT                                              GLOSSARY       41

[american century]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [recycled logo]
SH-BKT-10500      Recycled

                                     ANNUAL

                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                OCTOBER 31, 1997

                                    TWENTIETH

                                     CENTURY

                                      GROUP

                                New Opportunities


                                TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Independent Auditors' Report ..............................................   16
Proxy Voting Results ......................................................   17
Retirement Account Information ............................................   19
Background Information
           Investment Philosophy and Policies .............................   20
           Comparative Indices ............................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                                          New Opportunities


We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.


Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.

                                                   AMERICAN CENTURY INVESTMENTS


                                REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Returns in the U.S. stock market were strong across capitalization ranges, with the stocks of large- and medium-sized companies posting the best gains and small-cap stocks not far behind.

* The S&P 500's total return for the year ended October 31, 1997, was 32.10%, compared to 32.67% for the S&P MidCap 400 and 29.33% for the Russell 2000.

*   The  strong  gains  were   attributable  to  the  continuing  U.S.  economic
    expansion, which is the third longest since World War II. Although the market indices had a strong showing, the ride was not smooth.

*   Gains for small- and mid-cap stocks surpassed  large-cap  returns in August,
    following  earnings   disappointments  by  several  multinational   consumer
    companies.

* Stocks of all sizes faltered in October, as the market reacted to turmoil in southeast Asian markets.

NEW OPPORTUNITIES

* New Opportunities regained ground lost in its early months to post a 6.20% total return for the 10 months from its inception to October 31, 1997. The fund had an impressive 32.75% return during the final six months of the period, as small- and medium-capitalization stocks recovered sharply. However, that performance was offset by the fund's losses from its inception through April 30, 1997.

* The fund's top performing stocks came from a variety of industries. At the top of the list was Sipex Corp., which makes semiconductor chips that light up wristwatch displays.

* Datum Inc., a supplier to wireless communications companies, was the fund's hardest hit stock during the final six months of the fiscal year. The company suffered from uncertainty over future demand from its principal customer.

*   Holdings  in  environmental   services  increased  as  our  management  team
    recognized  trends  of  consolidation  and  improved   efficiency  that  are
    benefiting these stocks.

* Our fund managers are finding many attractive growth stocks to choose from in a number of industries. The fund's top 10 holdings at October 31 included a turf seed company, a pasta manufacturer and a contact lens maker.

NEW OPPORTUNITIES

TOTAL RETURNS:                 AS OF 10/31/97
     6 Months                          32.75%*
     Since Inception                    6.20%*

NET ASSETS:                      $231 million
     (AS OF 10/31/97)

INCEPTION DATE:                      12/26/96

TICKER SYMBOL:                          TWNOX

*Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                         REPORT HIGHLIGHTS      1


                               OUR MESSAGE TO YOU

             [James E. Stowers, Jr. and James E. Stowers III photo]

    The stock market's bull run continued in 1997, although there were a few stumbles. In August, several widely-held companies announced earnings disappointments and, in October, currency devaluations in southeast Asia rumbled through markets worldwide. The U.S. market rebounded after each period of turbulence, as the underlying strength of the economy supported a continued advance in stock prices. Despite fallout from Asian markets, there are many reasons to believe strong stock performance will continue. Fundamental indicators of the U.S. economy's health remain solid, providing an environment for companies to build earnings while surrendering only a small percentage of their gains to inflation.

    Not all investors participated equally in the market's performance. Our funds that invest in the stocks of small and mid-sized companies had a disappointing fiscal year. We have increased our focus on these funds to provide additional staffing and other resources the team needs to achieve improved returns. We are not satisfied with results of the past year and are committed to doing better.

In 1998, American Century will enter its 40th year, a landmark few mutual fund companies can claim. During the 1990s, we have broadened our range of investment choices dramatically. Today, American Century offers nearly 70 funds, enabling us to meet a wide array of investor objectives.

    The  company's   tradition  of  creating  new  opportunities  for  investors continued in July, when we announced that J.P. Morgan had agreed to become a significant minority shareholder in American Century. For more than 150 years, J.P. Morgan has served institutions, governments and individuals with complex financial needs. Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. This proposed business partnership will allow us to expand and enhance the investment services we provide investors.

    These are interesting times to be in the mutual fund industry, whether as an investor or a CEO. Some analysts see inflation on the horizon. Others see deflation, as global competition forces prices downward. Meanwhile, investors enjoy new choices when investing for retirement, including the expanded opportunities provided by the Taxpayer Relief Act of 1997. Whatever your needs or outlook, we hope you will give us an opportunity to help you reach your financial goals.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers,                         Jr. James E. Stowers III
Chairman of the Board and Founder         Chief Executive Officer


2    OUR MESSAGE TO YOU                             AMERICAN CENTURY INVESTMENTS


                               MARKET PERSPECTIVE

THE YEAR IN REVIEW

    On October 31, 1997, the U.S. economic expansion completed its eightieth month, making it the third longest since World War II. A 106-month-long period of sustained economic growth in the 1960s is the record holder, followed by a 92-month spell in the 1980s. What differentiates the recent expansion from earlier ones is low inflation, with an average annual rate of just over 2% during the decade and just 1.8% for the 10 months of 1997. Wage pressure, a key component of inflation, has yet to materialize despite the lowest unemployment rates since the early 1970s. U.S. corporations have used restructurings and technological advances to increase productivity more rapidly than the demand for labor. In the absence of inflationary pressure, interest rates have been low, reducing corporate borrowing costs. As a result, profit margins are at their highest levels since 1969 and the economy has benefited greatly. It grew at a torrid annual pace of 4.9% in the first quarter of 1997, the strongest quarter in more than nine years. Growth in the second and third quarters remained strong, at annual rates of 3.3% each quarter.

THE MARKETS

    The stock market reflected this period of economic growth, with all sectors showing robust returns. The chart above captures the market's climb during the year ended October 31, 1997. Although the indices had a strong showing, the ride was not smooth, with unusually high levels of volatility and volumes of shares traded setting records in August and October. Whereas the S&P 500 was far ahead of the other indices at April 30, 1997, the gap had closed six months later.

A handful of large, multinational stocks continued their two-year dominance of the market until August, when Coca-Cola and Gillette announced earnings disappointments. Other large companies followed with similar announcements, leading to an abrupt halt in the market's relentless upward march and the outperformance of large stocks. The S&P 500 Index was down 5.8% for the month of August.

    Stock prices resumed their upward move in September; however, the gains of small- and mid-cap stocks exceeded those of large caps. October saw another reversal as the market reacted to news of currency devaluations across southeast Asia. Those devaluations sent market indices plummeting in such emerging markets as Thailand, Malaysia and Singapore. U.S. investors started paying attention when the panic selling reached Hong Kong and European markets. The S&P 500 dropped 3.45% in October, the S&P MidCap 400 dropped 4.35% and the Russell 2000 fell 4.39% amid fears that the sell-off overseas would translate into reduced corporate profits for U.S. multinational companies in 1998.

    The relative outperformance of medium- and small-cap stocks later in the year resulted from several factors. These companies' profits are not as dependent on foreign trade as the profits of larger companies; small companies were not tainted by the earnings disappointments that hurt the large-cap sector over the summer; and small-cap prices had reached very attractive levels relative to earnings, positioning them for a strong rebound.

[line graph - data below]

U.S. Stock Market Performance
Growth of $1.00 for the year ended October 31, 1997

             S&P 500    S&P 400   Russell 2000
10/31/96      $1.00      $1.00      $1.00
11/30/96      $1.07      $1.06      $1.04
12/31/96      $1.06      $1.06      $1.07
1/31/97       $1.12      $1.10      $1.09
2/28/97       $1.13      $1.09      $1.06
3/31/97       $1.08      $1.04      $1.01
4/30/97       $1.15      $1.07      $1.02
5/31/97       $1.21      $1.16      $1.13
6/30/97       $1.27      $1.20      $1.18
7/31/97       $1.37      $1.31      $1.23
8/31/97       $1.29      $1.31      $1.26
9/30/97       $1.37      $1.39      $1.35
10/31/97      $1.32      $1.33      $1.29

Comparative One-Year Returns for the year ended October 31, 1997

S&P 500 ............ 32.10%
S&P MidCap 400 ..... 32.67%
Russell 2000 ....... 29.33%

SOURCE: LIPPER ANALYTICAL SERVICES, INC.


ANNUAL REPORT                                           MARKET PERSPECTIVE     3


                       PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF OCTOBER 31,1997(1)
                                                    6 MONTHS     LIFE OF FUND(2)
--------------------------------------------------------------------------------
New Opportunities ................................  32.75%         6.20%
Russell 2000 Growth ..............................  30.70%        15.55%(3)
----------
(1) Not Annualized.

(2) Inception was December 26, 1996.

(3) Return since 12/31/96, the date nearest the fund's inception for which data are available.

Seepages 20 and 21 for more information about the Russell 2000 Growth Index and returns.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

             NEW OPP     RUSSELL 2000 GROWTH

12/31/96     $10,000     $10,000
1/31/97       $9,745     $10,242
2/28/97       $8,762      $9,623
3/31/97       $7,957      $8,944
4/30/97       $7,859      $8,841
5/31/97       $9,293     $10,169
6/30/97       $9,961     $10,514
7/31/97      $10,845     $11,053
8/31/97      $10,943     $11,385
9/30/97      $11,709     $12,293
10/31/97     $10,432     $11,555

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing New Opportunities' total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Russell 2000 Growth Index does not.

PORTFOLIO AT A GLANCE
                                 10/31/97    4/30/97

Number of Companies              64          68
Median Price/Earnings Ratio      28.5        27.9
Portfolio Turnover               118%(1)     40%(2)
Expense Ratio                    1.49%(3)    1.50%(3)

(1) For the period from 12/26/96 to 10/31/97.

(2) For the period from 12/26/96 to 4/30/97.

(3) Annualized.


4    PERFORMANCE & PORTFOLIO INFORMATION           AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

    An interview with Glenn Fogle and John Seitzer, portfolio managers on the New Opportunities investment team.

How did the fund perform from its inception on December 26, 1996, until October 31?

    New Opportunities regained ground lost in its early months to post a 6.20% total return. The fund's benchmark, the Russell 2000 Growth Index, returned 15.55%. The fund had an impressive 32.75% return during the final six months of the period, when its benchmark returned 30.70%. However, the fund's performance was offset by its earlier losses.

    Price volatility is a fact of life among smaller stocks. Still, this year was exceptional. In the first half of the period, large-cap stocks outperformed the stocks of smaller companies by a wide margin. In addition, performance was restricted to a fairly small group of stocks in each capitalization category. In the second half, the stocks of smaller companies rebounded sharply. The fund outperformed its benchmark as investors regained confidence in the high growth companies in which New Opportunities invests.

What attracted investors to mid- and small-cap growth stocks?

    Two things seemed responsible. Several high profile, large-cap companies, including Coca-Cola and Gillette, announced disappointing earnings for the second quarter. This gave investors a heads-up that even large, global consumer franchises can stumble. Secondly, investors started to regain confidence in the earnings prospects of the high growth companies we buy. The first few months after the fund opened were frustrating for us because, although many of our holdings met very high earnings expectations, investors doubted that such growth could continue. As these companies continued to hit earnings targets, investors became more willing to pay the premium that high growth companies normally command, especially since the premium had fallen over the past year.

How did you respond to the market's 7.18% drop on October 27?

    We checked on each of our holdings to see if there were any reason to doubt our confidence in their business prospects, and we added to holdings that had dropped to very attractive prices. We saw no reason to join a market move driven by psychological fears rather than economic factors.

What stocks or sectors added most to returns during the final six months of the fiscal year?

    The fund's top performing stocks came from a variety of industries. At the top of the list was Sipex Corp., which makes semiconductor chips that light up wristwatch displays. These highly efficient chips require less battery power to illuminate a display than those produced by competitors. A growing universe of cellular phone and pager applications are driving the stock's performance. Another large contributor to fund performance was Trico Marine Services, Inc., a company that operates supply boats to support offshore drillers. New technology is enabling oil and gas companies to more accurately find, and more efficiently extract, oil and gas reserves. Our holdings included firms that supply energy companies with both land rigs and offshore rigs, as well as boats to service offshore operations. The number of drilling rigs is down by half compared to 10 years ago and the cost and time to build new equipment is significant, giving tremendous pricing power to rig service companies. By the end of October, our holdings in this category decreased as we found more attractive opportunities elsewhere.

    Among our other top performers was Computer Learning Centers, which designs and administers year-long information technology training programs. Eighty percent of the students who enroll do not have college degrees and are seeking training to further their job prospects. The schools boast an 85% placement rate.


ANNUAL REPORT                                               MANAGEMENT Q&A     5


                                 MANAGEMENT Q&A

What stocks or sectors detracted from fund performance?

    Datum Inc., a supplier to wireless communications companies, was our hardest hit stock during the final six months of the fiscal year. The company makes an atomic clock, which is used to coordinate the transmission of digital packets of data. The stock suffered from uncertainty over future demand from Datum's principal customer. Spine-Tech Inc. was another disappointment. It makes a fusion cage, which can be inserted in the lower spine and acts as a cushion for those suffering from degenerative disc disease. The cage is cheaper, faster and more effective than the metal screws used most commonly today. Spine-Tech's stock was impacted by concerns that an orthopedic supplier may introduce a competing product sooner than expected.

What changes did you make in the fund's investment strategy or holdings?

    The fund's holdings in biotechnology and pharmaceutical stocks have declined. We loaded up on these stocks after they were hit by a wave of what we believe was indiscriminate selling in April. As small- and mid-cap stocks regained favor with investors over the summer, we sold some of these holdings to buy companies that we felt had more sustainable earnings acceleration prospects, such as Connector Managed Care. This firm provides services to insurance companies and corporations to help reduce the cost of workers compensation insurance.

    Environmental services is an industry in which we are seeing acceleration trends and have increased holdings. There is a rapid move toward consolidation and we have purchased a few small waste companies that are aggressively growing by acquisition. The industry still includes over 5,900 private, small-scale operators that are ripe for acquisition. The larger public companies are able to acquire smaller companies and operate them more profitably by consolidating back-office functions and using landfill space more efficiently.

    Our weighting in machinery and equipment also increased. One example is Discreet Logic, which makes non-linear video editing

TOP TEN HOLDINGS                           % of fund investments
                                            As of          As of
                                           10/31/97       4/30/97

Helen of Troy Ltd.                           2.8%           2.3%
Sipex Corp.                                  2.8%           1.6%
Rainforest Cafe, Inc.                        2.7%           1.7%
Pinnacle Systems, Inc.                       2.5%             -
Trico Marine Services, Inc.                  2.5%           1.5%
Kos Pharmaceuticals, Inc.                    2.5%           2.0%
Wesley Jessen VisionCare, Inc.               2.4%             -
American Italian Pasta Co. Cl A              2.1%             -
Wackenhut Corrections Corp.                  2.0%             -
Concentra Managed Care, Inc.                 1.9%           1.2%*


TOP FIVE INDUSTRIES % of fund investments
                                            As of          As of
                                           10/31/97       4/30/97
Electrical & Electronic
Components                                   13.6%          9.1%
Machinery & Equipment                        10.6%          7.1%
Computer Software & Services                 8.6%           8.8%
Energy (Services)                            5.7%           6.9%
Environmental Services                       4.9%           2.8%

*Represents CRA Managed Care, Inc., which merged with Occusystems, Inc. to form Concentra Managed Care, Inc. effective 9/2/97.


6   MANAGEMENT Q&A                                 AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

equipment used to create special effects in feature films such as Jurassic Park. The demand for special effects in films is increasing and Discreet dominates the high-end segment of the market.

    It should be noted that the investment managers of New Opportunities use a bottoms-up approach for constructing the portfolio. We do not strategically adjust our industry weighings in response to our opinion of where the economy is headed. Our bottoms-up approach has led to a very diversified set of companies, including a turf seed company, a pasta manufacturer and a contact lens maker. However, we may encounter a company whose earnings growth is driven by industry factors, which then points us toward other companies in the same industry. This was the case with environmental services.

DO YOU SEE THE SHIFT TOWARD SMALL- AND MID-CAP STOCKS CONTINUING?

    The market is not yet in love with small- and mid-cap growth stocks, but it no longer hates them. In other words, from October, 1996, through March, 1997, investors seemed bent on reducing their exposure to smaller stocks. The selling pressure caused these stocks to badly trail large-cap indices. More recently, the market's narrow preference for large-cap stocks has broadened to include the rest of the market, which is an improvement but hardly a major shift in sentiment. However, if the large-cap stocks that have led the market for three years continue to see slowing earnings growth rates, we would expect investors to become more interested in smaller stocks with more robust earnings growth.


ANNUAL REPORT                                              MANAGEMENT Q&A      7


                             SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------

 COMMON STOCKS

AEROSPACE & DEFENSE--1.0%

                    70,000  Triumph Group, Inc.(1)                   $    2,275
                                                                   -------------

AGRICULTURE--1.5%

                   355,200  AgriBioTech, Inc.(1)                          3,530
                                                                   -------------

AUTOMOBILES & AUTO PARTS--1.4%

                    80,000  Tower Automotive, Inc.(1)                     3,350
                                                                   -------------

BIOTECHNOLOGY--4.0%

                    65,400  Agouron Pharmaceuticals, Inc.(1)              2,979

                    70,000  PAREXEL International Corp.(1)                2,520

                    65,000  PathoGenesis Corp.(1)                         2,320

                    58,700  Sangstat Medical Corp.(1)                     1,809
                                                                   -------------

                                                                          9,628
                                                                   -------------

BUSINESS SERVICES & SUPPLIES--2.3%

                    15,000  NCO Group, Inc.(1)                              540

                   169,700  Wackenhut Corrections Corp.(1)                4,879
                                                                   -------------

                                                                          5,419
                                                                   -------------

COMMUNICATIONS EQUIPMENT--3.8%

                   131,000  Boston Technology, Inc.(1)                    3,553

                    70,000  Davox Corp.(1)                                2,494

                    65,000  NICE-Systems Ltd. ADR(1)                      3,047
                                                                   -------------

                                                                          9,094
                                                                   -------------

COMMUNICATIONS SERVICES--1.7%

                   170,000  RSL Communications, Ltd. Cl A(1)              3,984
                                                                   -------------

COMPUTER SOFTWARE & SERVICES--8.6%

                   175,000  Aris Corp.(1)                                 4,156

                   137,000  Cerner Corp.(1)                               3,313

                   120,000  JDA Software Group, Inc.(1)                   3,743

                     6,900  Mastech Corp.(1)                                230

                   150,000  Radiant Systems, Inc.(1)                      2,747

                   100,000  Superior Consultant Holdings Corp.(1)         3,106

                    81,750  Veritas Software Corp.(1)                     3,403
                                                                   -------------

                                                                         20,698
                                                                   -------------

CONSUMER PRODUCTS--4.1%

                   200,000  Enamelon, Inc.(1)                             3,100

                   401,800  Helen of Troy Ltd.(1)                         6,755
                                                                   -------------

                                                                          9,855
                                                                   -------------


Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------

CONTROL & MEASUREMENT--2.6%

                   129,100  Molecular Dynamics, Inc.(1)              $    2,985

                   235,000  Robotic Vision Systems, Inc.(1)               3,276
                                                                    ------------

                                                                          6,261
                                                                    ------------

EDUCATION--0.9%

                    48,000  Computer Learning Centers, Inc.(1)            2,184
                                                                    ------------

ELECTRICAL & ELECTRONIC
COMPONENTS--13.6%

                    95,000  ANADIGICS, Inc.(1)                            3,509

                   240,000  Box Hill Systems Corp.(1)                     3,720

                   100,000  Burr-Brown Corp.(1)                           3,006

                    42,800  Jabil Circuit, Inc.(1)                        1,934

                   115,000  Qlogic Corp.(1)                               3,709

                   136,500  REMEC, Inc.(1)                                3,438

                    45,500  Sanmina Corp.(1)                              3,401

                   200,000  Sipex Corp.(1)                                6,738

                    68,200  Vitesse Semiconductor Corp.(1)                2,962
                                                                    ------------

                                                                         32,417
                                                                    ------------

ENERGY (SERVICES)--5.7%

                    99,600  Hvide Marine, Inc.(1)                         3,281

                   170,000  Input/Output, Inc.(1)                         4,558

                   160,000  Trico Marine Services, Inc.(1)                5,900
                                                                    ------------

                                                                         13,739
                                                                    ------------

ENVIRONMENTAL SERVICES--4.9%

                   118,300  American Disposal Services, Inc.(1)           4,141

                   125,600  Eastern Environmental Services, Inc.(1)       3,171

                   168,500  Superior Services Inc.(1)                     4,476
                                                                    ------------

                                                                         11,788
                                                                    ------------

FOOD & BEVERAGE--3.2%

                   235,000  American Italian Pasta Co. Cl A(1)            4,935

                   172,600  Northland Cranberries, Inc.                   2,675
                                                                    ------------

                                                                          7,610
                                                                    ------------

HEALTHCARE--2.8%

                   120,000  Advanced Health Corp.(1)                      2,115

                   141,451  Concentra Managed Care, Inc.(1)               4,606
                                                                    ------------

                                                                          6,721
                                                                    ------------

LEISURE--1.3%

                   135,000  Vistana, Inc.(1)                              3,063
                                                                    ------------

See Notes to Financial Statements


8   SCHEDULE OF INVESTMENTS                        AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Shares                      ($ in Thousands)                      Value
--------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--10.6%

                    68,900  Applied Power Inc.                    $    4,263

                   200,000  Discreet Logic Inc.(1)                     3,913

                    60,000  Hanover Compressor Company(1)              1,298

                   230,000  OmniQuip International, Inc.               3,781

                   230,000  Pinnacle Systems, Inc.(1)                  6,095

                   110,000  Rental Service Corp.(1)                    2,943

                    74,300  Veeco Instruments Inc.(1)                  2,944
                                                             ----------------

                                                                      25,237
                                                             ----------------

MEDICAL EQUIPMENT & SUPPLIES--4.4%

                    90,000  Cyberonics, Inc.(1)                        1,215

                   112,000  Spine-Tech, Inc.(1)                        3,479

                   200,000  Wesley Jessen VisionCare, Inc.(1)          5,800
                                                             ----------------

                                                                      10,494
                                                             ----------------

PHARMACEUTICALS--2.5%

                   165,000  Kos Pharmaceuticals, Inc.(1)               5,888
                                                             ----------------

RESTAURANTS--3.3%

                    50,700  Fine Host Corp.(1)                         1,401

                   188,900  Rainforest Cafe, Inc.(1)                   6,434
                                                             ----------------

                                                                       7,835
                                                             ----------------

RETAIL (APPAREL)--2.5%

                   250,000  Children's Place Retail
                              Stores, Inc. (The)(1)                    1,508

                   185,000  DM Management Co.(1)                       2,792

                   140,800  Genesco Inc.(1)                            1,786
                                                             ----------------

                                                                       6,086
                                                             ----------------

RETAIL (GENERAL MERCHANDISE)--1.7%

                   188,000  Fred's, Inc.                               4,148
                                                             ----------------

RETAIL (SPECIALTY)--1.8%

                   168,400  Action Performance Cos. Inc.(1)            4,294
                                                             ----------------

RUBBER & PLASTICS--1.5%

                   155,000  Peak International Ltd.(1)                 3,613
                                                             ----------------


TOTAL COMMON STOCKS--91.7%                                           219,211
   (Cost $192,518)                                           ----------------


Shares/Principal Amount     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(2)



   $6,700 par value FHLB Discount
      Notes, 5.50%, 11/3/97                                        $    6,700

   1,800,000 Units of Participation in Chase
      Vista  U.S. Government Money Market Fund
      (Institutional Shares), 5.37%, 11/3/97                            1,800

   Repurchase Agreement, Merrill Lynch & Co. Inc.,
      (U.S. Treasury obligations), in a joint
      trading account at 5.60%, dated 10/31/97,
      due 11/3/97 (Delivery value $11,405)                             11,400
                                                         -----------------------

TOTAL TEMPORARY CASH INVESTMENTS--8.3%                                 19,900
    (Cost $19,898)                                       -----------------------

TOTAL INVESTMENT SECURITIES--100.0%                                  $239,111
   (Cost $212,416)                                       =======================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield at purchase.

See Notes to Financial Statements


ANNUAL REPORT                                     SCHEDULE OF INVESTMENTS     9


                       STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
                             ($ and Shares in Thousands Except Per Share Amount)
ASSETS

Investment securities, at value
   (identified cost of $212,416) (Note 3) .....................       $ 239,111

Cash ..........................................................             155

Receivable for investments sold ...............................           2,470

Dividends and interest receivable .............................              12
                                                                      ---------
                                                                        241,748
                                                                      ---------

LIABILITIES

Disbursements in excess of demand deposit cash ................             253

Payable for investments purchased .............................           9,901

Payable for capital shares redeemed ...........................              12

Accrued management fees (Note 2) ..............................             316
                                                                      ---------
                                                                         10,482
                                                                      ---------
Net Assets ....................................................       $ 231,266
                                                                      =========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ....................................................         100,000
                                                                      =========
Outstanding ...................................................          43,529
                                                                      =========
Net Asset Value Per Share .....................................       $    5.31
                                                                      =========

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .......................       $ 208,322

Accumulated undistributed net realized
loss from investment transactions .............................          (3,751)

Net unrealized appreciation on investments (Note 3) ...........          26,695
                                                                      ---------
                                                                      $ 231,266
                                                                      =========

See Notes to Financial Statements


10   STATEMENT OF ASSETS AND LIABILITIES           AMERICAN CENTURY INVESTMENTS


                             STATEMENT OF OPERATIONS

December 26, 1996 (Inception) Through October 31, 1997

INVESTMENT INCOME                                              ($ In Thousands)

Income:

Interest .......................................................       $    532
Dividends ......................................................             52
                                                                       --------
                                                                            584
                                                                       --------
Expenses (Note 2):

Management fees ................................................          2,151
Directors' fees and expenses ...................................              1
                                                                       --------
                                                                          2,152
                                                                       --------

Net investment loss ............................................         (1,568)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)


Net realized loss on investments ...............................         (3,751)
Change in net unrealized appreciation on investments ...........         26,695
                                                                       --------

Net realized and unrealized gain on investments ................         22,944
                                                                       --------
Net Increase in Net Assets
Resulting from Operations ......................................       $ 21,376
                                                                       ========

See Notes to Financial Statements


ANNUAL REPORT                                    STATEMENT OF OPERATIONS     11


                       STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 26, 1996 (INCEPTION) THROUGH
OCTOBER 31, 1997

Increase in Net Assets

OPERATIONS

Net investment loss .............................................     $  (1,568)

Net realized loss on investments ................................        (3,751)

Change in net unrealized appreciation on investments ............        26,695
                                                                      ---------

Net increase in net assets resulting from operations ............        21,376
                                                                      ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .......................................       220,830
Payments for shares redeemed ....................................       (10,940)
                                                                      ---------
Net increase in net assets from capital share transactions ......       209,890
                                                                      ---------

Net increase in net assets ......................................       231,266

NET ASSETS

Beginning of period .............................................          --
                                                                      ---------
End of period ...................................................     $ 231,266
                                                                      =========

TRANSACTIONS IN SHARES OF THE FUND

Sold ............................................................        45,726
Redeemed ........................................................        (2,197)
                                                                      ---------
Net increase ....................................................        43,529
                                                                      =========

See Notes to Financial Statements


12   STATEMENT OF CHANGES IN NET ASSETS            AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century New Opportunities Fund (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U. S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U. S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. During the period ended October 31, 1997, the Fund did not hold any securities denominated in foreign currencies. Therefore, there were no realized or unrealized foreign currency exchange gains or losses for the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U. S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at October 31, 1997.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U. S. Treasury or Agency obligations.


ANNUAL REPORT                                NOTES TO FINANCIAL STATEMENTS    13


                          NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    At October 31, 1997, accumulated net realized capital loss carryovers of $3,542,313 (expiring 2005) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the period December 26, 1996 (inception) through October 31, 1997, totaled $383,709,772. Sales of investment securities, excluding short-term investments, totaled $187,438,613.

    As of October 31, 1997, accumulated net unrealized appreciation was $26,485,664, based on the aggregate cost of investments for federal income tax purposes of $212,625,391. Accumulated net unrealized appreciation consisted of unrealized appreciation of $35,359,351 and unrealized depreciation of $8,873,687.


14    NOTES TO FINANCIAL STATEMENTS                AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                        For a Share Outstanding Throughout the Period Indicated

                                                                         1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........................................   $        5.00
                                                                 -------------

Income From Investment Operations
  Net Investment Loss ........................................           (0.04)
  Net Realized and Unrealized Gain on Investment Transactions             0.35
                                                                 -------------
  Total From Investment Operations ...........................            0.31
                                                                 -------------

Net Asset Value, End of Period ...............................   $        5.31
                                                                 =============
  Total Return(2) ............................................            6.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3) .........            1.49%

Ratio of Net Investment Loss to Average Net Assets(3) ........           (1.09)%

Portfolio Turnover Rate ......................................             118%

Average Commission Paid per Share of Equity Security Traded ..   $      0.0251

Net Assets, End of Period (in thousands) .....................   $     231,266
----------

(1) December 26, 1996 (inception) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                        FINANCIAL HIGHLIGHTS     15


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century-Twentieth Century New Opportunities Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc. (formerly Twentieth Century Investors, Inc.), as of October 31, 1997, and the related statements of operations and changes in net assets for the period December 26, 1996 (commencement of operations) through October 31, 1997, and the financial highlights for the period December 26, 1996
(commencement of operations) through October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century-Twentieth Century New Opportunities Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997


16      INDEPENDENT AUDITORS' REPORT               AMERICAN CENTURY INVESTMENTS


                              PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

James E. Stowers, Jr.
   For:                                   26,842,276
   Withheld:                                 525,140

James E. Stowers III
   For:                                   26,878,978
   Withheld:                                 488,438

Thomas A. Brown
   For:                                   26,891,422
   Withheld:                                 475,994

Robert W. Doering, M.D.
   For:                                   26,844,725
   Withheld:                                 522,691

D.D. (Del) Hock
   For:                                   26,886,458
   Withheld:                                 480,958

Linsley L. Lundgaard
   For:                                   26,828,528
   Withheld:                                 538,888

Donald H. Pratt
   For:                                   26,894,770
   Withheld:                                 472,646

Lloyd T. Silver, Jr.
   For:                                   26,847,216
   Withheld:                                 520,200

M. Jeannine Strandjord
   For:                                   26,892,745
   Withheld:                                 474,671

PROPOSAL 2:

To vote on approval of a Management Agreement with American Century Investment Management, Inc.

   For:                                   26,676,429
   Against:                                  535,183
   Abstain:                                  151,620
   Broker Non-Vote:                            4,184

PROPOSAL 3:

To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

   For:                                   26,890,526
   Against:                                  390,528
   Abstain:                                   86,362

PROPOSAL 4:

To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

   For:                                   26,219,934
   Against:                                  984,880
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning the issuance of senior securities.

   For:                                   26,261,298
   Against:                                  943,516
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning borrowing.

   For:                                   26,161,198
   Against:                                1,043,616
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184


ANNUAL REPORT                                        PROXY VOTING RESULTS    17


                              PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning lending.

   For:                                   26,164,116
   Against:                                1,040,698
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

   For:                                   26,175,486
   Against:                                1,029,328
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

   For:                                   26,245,787
   Against:                                  959,027
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Eliminate the fundamental limitation concerning investment in other investment companies.

   For:                                   26,283,484
   Against:                                  921,330
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning investments in real estate.

   For:                                   26,291,492
   Against:                                  913,322
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning underwriting.

   For:                                   26,323,965
   Against:                                  880,849
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Amend the fundamental investment limitation concerning commodities.

   For:                                   26,187,742
   Against:                                1,017,072
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

   For:                                   26,318,280
   Against:                                  886,534
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Eliminate the fundamental limitation concerning short sales.

   For:                                   26,272,567
   Against:                                  932,247
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

   For:                                   26,262,023
   Against:                                  942,791
   Abstain:                                  158,418
   Broker Non-Vote:                            4,184


18   PROXY VOTING RESULTS                          AMERICAN CENTURY INVESTMENTS


                         RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                               RETIREMENT ACCOUNT INFORMATION    19


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies.

    TWENTIETH CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. The fund is subject to significant price volatility, but offers high long-term growth potential.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million. The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
Portfolio Managers          Glenn Fogle
                            John Seitzer
--------------------------------------------------------------------------------

20    BACKGROUND INFORMATION                        AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

   AVERAGE DIVIDEND YIELD OF HOLDINGS-- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

   EXPENSE RATIO-- the operating expenses of the fund expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

   BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


ANNUAL REPORT                                                     GLOSSARY    21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9712           [RECYCLED LOGO]
SH-BKT-10466      RECYCLED

                                     ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)


                                OCTOBER 31, 1997

                                     BENHAM
                                      GROUP

                                   High-Yield


                                TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Credit Review .............................................................    4
Performance & Portfolio Information .......................................    5
Management Q & A ..........................................................    6
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Independent Auditors' Report ..............................................   16
Retirement Account Information ............................................   17
Background Information
           Investment Philosophy & Policies ...............................   20
           Comparative Indices ............................................   20
           Lipper Category ................................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
     High-Yield

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                AMERICAN CENTURY INVESTMENTS


                                REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Steady economic growth and low inflation created a favorable environment for U.S. bonds during the first ten months of 1997.

* Bonds produced solid returns, with longer-term securities performing better than short-term securities.

* A vibrant economy and strong demand helped high-yield corporate bonds outperform Treasury securities and other bonds during the period.

* Treasury bonds outperformed high-yield bonds in October, when a financial meltdown in Southeast Asia led many investors to seek a "safe haven" in the Treasury market.

CREDIT REVIEW

* A strong economy and stock market led to improved credit conditions for high-yield corporate bonds.

* Credit rating upgrades outpaced downgrades, and defaults fell to historical lows.

* The favorable environment and increased demand led to record new supply in the high-yield sector.

* We expect to see a more global high-yield market going forward, with increasing issuance in Europe.

MANAGEMENT Q&A

* From its inception on September 30, 1997, through October 31, 1997, the fund outperformed the average high-yield fund, according to Lipper Analytical Services.

* The fund holds a diversified portfolio of high-yield corporate bonds and has an average maturity of approximately seven years.

*   Nearly all of the fund's securities are rated B for credit quality.

*   Looking   ahead,   we  think   high-yield   bonds  look   attractive   after
    underperforming the broader bond market in October

* Going forward, we will likely maintain the fund's current average maturity, but we plan to further diversify the fund's portfolio across industry sectors as fund assets grow.

                 HIGH-YIELD

TOTAL RETURNS:                 AS OF 10/31/97
        Since Inception                -0.27%*

30-DAY SEC YIELD:                        7.41%

NET ASSETS:                      $11.1 million
        (AS OF 10/31/97)

INCEPTION DATE:                       9/30/97

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


     ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    We are proud to present our first annual report for the Benham High-Yield fund. Opened on September 30, 1997, the fund was designed for long-term investors who are looking for high current income and potentially higher returns than those offered by more traditional, high-quality bond funds. In the following pages, the fund's investment team provides details about the market and how your fund was managed during the period.

    To help us provide better investment services, we are taking steps to strengthen our corporate team. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish the year 2000 from the year 1900. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since Jim Stowers, Jr. launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours that consist of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment tools and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

    Sincerely,


/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                               MARKET PERSPECTIVE

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

in basis points (a basis point equals 0.01%)

           High-Yield/Treasury
              Yield Spread
1/97             336
2/97             307
3/97             329
4/97             343
5/97             318
6/97             320
7/97             329
8/97             318
9/97             313
10/97            361

This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and comparable Treasury securities.

Source: Donaldson, Lufkin & Jenrette


STRONG U.S. BOND RETURNS

    U.S. bonds produced favorable returns during the first ten months of 1997.* Despite rising yields early in the year, bond yields fell overall during the period, causing bond prices to rise. Long-term securities, which typically benefit the most from falling interest rates, performed better than shorter-term securities. For example, the 30-year Treasury bond returned 12.25% during the ten-month period, while the two-year Treasury note posted a 5.46% return.

UNEXPECTEDLY LOW INFLATION

    Bond yields rose throughout the first quarter of 1997 and continued their upward trend in April. The U.S. economy grew at a 5% annual rate in the first quarter of the year, and this strong growth led to fears of rising inflation. To head off the perceived threat of inflation, the Federal Reserve raised short-term interest rates in March. Rising yields in April reflected market expectations for more Fed rate increases in 1997.

    Economic growth slowed to a 3.5% annual rate during the summer, though this was still a level of growth that has historically been accompanied by rising prices. But the expected inflation never materialized--the consumer price index rose at an annual rate of just 1.8% through the first ten months of 1997. As a result, expectations for future Fed rate increases disappeared from the bond market, and bond yields declined steadily after peaking in mid-April.

HIGH-YIELD BONDS BEAT BROADER MARKET

    High-yield corporate bonds outperformed other sectors of the U.S. bond market, including Treasury securities and investment-grade corporate bonds. The Merrill Lynch High-Yield U.S. Corporate Index returned 10.72% during the first ten months of 1997, while the Merrill Lynch U.S. Treasury/Agency Index had a return of 7.89%.

    Corporate  bonds  benefited  from  the  vibrant  national   economy,   which
strengthened U.S. businesses and bolstered corporate profits. In the high-yield sector, declining default rates gave an extra boost to lower-rated securities.

    The yield difference--or spread--between lower-quality corporate bonds and Treasury securities compensates high-yield investors for the increased risk of default. As the accompanying graph illustrates, this spread narrowed between January and September, reflecting the reduced default rates among high-yield bonds.

    In October, a financial meltdown in Southeast Asia led to greater stock market volatility around the world and caused many investors to seek refuge in the relative safety of U.S. Treasury securities. As a result, yield spreads between high-yield corporate bonds and Treasury securities widened in October (see the graph).

* Although Benham High-Yield Fund began operations on September 30, 1997, this overview covers the first ten months of 1997 to provide a broader perspective on the market.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                                  CREDIT REVIEW

    Credit conditions for high-yield corporate bonds improved in 1997. The strength of the U.S. economy helped boost corporate profit growth, and the rising stock market encouraged many companies to issue new shares and use the proceeds to pay off some of their debt. As a result, credit rating upgrades outpaced downgrades in the high-yield sector, and defaults dropped to historical lows.

    Most of the credit upgrades among lower-quality corporate bonds occurred in the top rating category (securities rated BB). In contrast, the lower rating categories (such as securities rated CCC) saw more downgrades than upgrades.

    After seven years of economic expansion, corporate balance sheets are strong, and credit conditions are favorable. Confidence in the strength of the U.S. economy and increased demand for high-yield securities has fueled a huge amount of new issuance in this sector, including offerings that may have been considered questionable five years ago. Nonetheless, credit quality among new high-yield issues remains healthy.

    New high-yield issuance is also spreading out around the globe. Currently, most new high-yield securities are issued by companies in either the U.S. or developing countries (known as "emerging markets"). Going forward, we expect more high-yield debt issuance in other parts of the world, especially Europe. Increased privatization and merger activity, combined with a greater investor appetite for these securities, will likely lead to more issuance from European corporations.

    In managing the High-Yield fund, we will continue to focus on careful credit analysis. The thorough research of our credit team is an integral part of the security selection process for the fund.


4      CREDIT REVIEW                          AMERICAN CENTURY INVESTMENTS


                       PERFORMANCE & PORTFOLIO INFORMATION

                                                  LIFE OF FUND(1)
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 1997

High-Yield ......................................   -0.27%

DLJ High Yield Index ............................   -0.12%

Average High Current Yield Fund(2) ..............   -0.49%

----------
(1) Inception date was September 30, 1997.

(2)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and the Lipper category.


[line chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 9/30/97

                         Value on 10/31/97
                   High-Yield         DLJ High Yield
                   Bond Fund              Index
Sep-97              $10,000              $10,000
Oct-97               $9,973               $9,988

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                   10/31/97
Number of Securities                  32
Weighted Average Maturity          6.9 years
Average Duration                   5.0 years
Expense Ratio                       0.90%*

* Annualized.


YIELD AS OF OCTOBER 31, 1997
                                     30-DAY
                                       SEC
                                      YIELD
High-Yield                           7.41%

30-Day SEC Yield is defined in the Glossary on page 21.


ANNUAL REPORT                   PERFORMANCE & PORTFOLIO INFORMATION       5


                                 MANAGEMENT Q&A

    An interview with Theresa Fennell, a portfolio manager on the Benham High-Yield fund investment team.

HOW DID THE FUND PERFORM?

    From its inception date on September 30, 1997, through October 31, 1997, the fund posted a total return of -0.27%, compared with the -0.49% average return of the 213 "High Current Yield Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE?

    The fund has only been in operation for a month, so it's hard to draw any meaningful conclusions. However, the fund outperformed the average high-yield fund despite missing out on some potential income. After the fund commenced operations on September 30, we invested its assets gradually during the first two weeks of October as we found attractively valued securities. As a result, the fund missed out on some interest income that it would have earned had it been fully invested from the beginning.

HOW IS THE FUND'S PORTFOLIO CURRENTLY POSITIONED?

    The fund holds a diversified portfolio of high-yield corporate bonds. The biggest industry represented in the fund's portfolio is the telecommunications industry (see the accompanying chart). Telecommunications companies are issuing most of the new supply in the high-yield market, and their bonds tend to have the highest yields.

WHAT ABOUT THE FUND'S AVERAGE MATURITY?

    It's currently about seven years. We intend to keep the fund's average maturity in a range of 7-9 years, while its duration will likely hover around
4.5 years. We prefer to maintain a relatively stable intermediate maturity without making any interest rate bets. Instead, we try to add value through careful credit analysis and security selection.

WHAT ARE THE FUND'S CREDIT STANDARDS?

    The fund will focus its assets in the upper tiers of the high-yield universe, meaning primarily securities rated BB and B (see the chart on page 7). The fund may also invest in CCC-rated bonds, but we expect to hold few, if any, of these securities.

    Each security considered for purchase is evaluated by a team of credit analysts, who will play a key role in finding undervalued companies and attractive yields among low-rated corporate securities.

SPEAKING OF YIELD, WHAT ARE YOUR EXPECTATIONS FOR THE FUND'S YIELD?

    We expect the yield to be higher going forward than it is currently. The fund's 30-day yield of 7.41% reflects the first month of the fund's existence, when we were still gradually investing its assets.

    We're aiming for a yield that is at least 250 basis points (a basis point equals 0.01%) higher than the yield of the 10-year Treasury bond. Recently, 10-year Treasury yields have hovered around 5.8%, so we would expect the fund's yield to be more than 8% based on current market conditions. Of course, there is no guarantee that the fund will reach this yield, and its yield will fluctuate as interest rates and its holdings change.

TOP FIVE INDUSTRIES            % of fund investments
                                      As of
                                    10/31/97
Wireless Communications                 16%
Steel                                   14%
Energy                                  11%
Telephone Communications                10%
Metals & Mining                          9%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

THE FUND CAN INVEST IN PREFERRED AND CONVERTIBLE STOCKS. DO YOU HAVE ANY PLANS TO INVEST IN THESE SECURITIES IN THE NEAR FUTURE?

    No. Right now, the most attractive values are in the high-yield bond market, so we'll likely keep the fund's assets in bonds for the time being.

HAS THE FUND BEEN AFFECTED BY THE RECENT FINANCIAL MELTDOWN IN SOUTHEAST ASIA?

    Not really. For the most part, we've avoided that area of the world, though we do hold one security issued by the leading paper company in Indonesia. Although this security, which is denominated in U.S. dollars, declined in value following the sell-off in October, it makes up just 2% of the fund's portfolio, so the impact on overall performance was small. We intend to hold on to this security because we think the company is financially sound and well managed.

    One side effect of the problems in Southeast Asia is the potential impact on U.S. corporations that do business in the region. Concerns about this have affected the corporate bond market to some degree in recent weeks.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD BOND MARKET?

    We think high-yield corporate bonds look relatively attractive after underperforming the broader bond market in October. So far in November, Treasury bonds have continued to benefit from investors looking to escape global stock market volatility, while corporate bonds have been fairly stable. As a result, we are still seeing good value in the high-yield corporate market.

WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We plan to maintain its current positioning, with an average maturity of seven years. However, as the assets of the fund grow, we'll look to increase its industry diversification.

    For now, though, telecommunications securities still make up approximately a quarter of the fund's portfolio. These bonds have the most attractive yields, but they also involve greater risks--increased competition has led to more merger-and-acquisition activity as companies jockey for position in the brave new world of deregulated local, long-distance and cellular services. We've positioned the remaining 75% of the fund's portfolio conservatively, diversifying broadly across industry sectors.

[pie chart - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA            3%
BB             4%
B             92%
Unrated        1%

See page 21 for credit rating guidelines.


     ANNUAL REPORT                                      MANAGEMENT Q & A       7

                             SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997



Principal Amount                                                        Value
------------------------------------------------------------------------------------

CORPORATE BONDS

BANKING--2.6%

                 $250,000   Bay View Capital Corp., 9.125%,
                                8/15/07                            $   258,125

                   40,000   Ocwen Capital Trust I, 10.875%,
                                8/1/27                                  42,400
                                                                 -------------------

                                                                         300,525
                                                                 -------------------

BUSINESS SERVICES & SUPPLIES--4.3%

                  500,000   Unicco Service/Finance, 9.875%,
                                10/15/07 (Acquired 10/14/97,
                                Cost $497,650)(1)                      502,500
                                                                 -------------------

CHEMICALS & RESINS--2.3%

                  250,000   Texas Petrochemical Corp.,
                                11.125%, 7/1/01                        275,000
                                                                 -------------------

COMPUTER SOFTWARE & SERVICES--2.4%

                  250,000   Unisys Corporation, 12.00%,
                                4/15/03                                281,875
                                                                 -------------------

ENERGY (PRODUCTION &
MARKETING)--10.9%

                 $250,000   Cross Timbers Oil Co., 8.75%,
                                11/1/09 (Acquired 10/21/97,
                                Cost $250,000)(1)                $     252,500

                  500,000   Kelley Oil & Gas Corp., 10.375%,
                                10/15/06                               522,500

                  500,000   Snyder Oil Corp., 8.75%,
                                6/15/07                                505,000
                                                                 -------------------

                                                                       1,280,000
                                                                 -------------------

ENVIRONMENTAL SERVICES--4.3%

                  500,000   Envirosource, Inc., 9.75%,
                                6/15/03                                503,125
                                                                 -------------------

HEALTHCARE--2.1%

                  250,000   Vencor, Inc., 8.625%, 7/15/07
                                (Acquired 10/9/97,
                                Cost $255,000)(1)                      245,000
                                                                 -------------------


Principal Amount                                                        Value
------------------------------------------------------------------------------------

MEDIA & BROADCASTING--5.6%

                  500,000   Fox Kids Worldwide Inc., 9.36%,
                                11/1/07 (Acquired 10/22/97,
                                Cost $303,070)(1)(2)                   283,750

                  500,000   Intl. Cabletel Inc., 9.11%,
                                2/1/06(2)                              367,500
                                                                 -------------------

                                                                       651,250
                                                                 -------------------

METALS & MINING--9.2%

                  500,000   Kaiser Aluminum & Chemical Corp.,
                                12.75%, 2/1/98                         538,125

                  500,000   Renco Metals Inc., 11.50%,
                                7/1/03                                 537,500
                                                                 -------------------

                                                                     1,075,625
                                                                 -------------------

PAPER & FOREST PRODUCTS--8.9%

                  500,000   Gaylord Container Corp., 9.75%,
                                6/15/07 (Acquired 9/30/97,
                                Cost $508,750)(1)                      510,000

                  250,000   Pindo Deli Fin Mauritius, 10.25%,
                                10/1/02 (Acquired 9/30/97,
                                Cost $253,125)(1)                      235,625

                  275,000   Printpack Inc., 10.625%, 8/15/06           292,875
                                                                 -------------------

                                                                       1,038,500
                                                                 -------------------

STEEL--13.5%

                 $500,000   Armco Inc., 9.00%, 9/15/07
                                (Acquired 10/3/97,
                                Cost $508,125)(1)                $     505,000

                  500,000   GS Technologies, 12.25%,
                                10/1/05                                561,250

                  500,000   Keystone Consolidated Industries,
                              Inc., 9.625%, 8/1/07
                                (Acquired 9/30/97 through
                                10/1/97, Cost $514,063)(1)             518,750
                                                                 -------------------

                                                                       1,585,000
                                                                 -------------------


See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                                                        Value
------------------------------------------------------------------------------------

TELEPHONE COMMUNICATIONS--9.9%

                  500,000   Intermedia Communications Inc.,
                                8.89%, 7/15/02(2)                      330,000

                  750,000   RCN Corp., 10.08%, 10/15/07
                                (Acquired 10/10/97,
                                Cost $436,740)(1)(2)                   436,875

                  500,000   Teleport Communications Group Inc.,
                                7.86%, 7/1/07(2)                       391,250
                                                                 -------------------

                                                                     1,158,125
                                                                 -------------------

TEXTILES & APPAREL--2.2%

                  250,000   Nine West Group Inc., 9.00%,
                                8/15/07 (Acquired 9/30/97,
                                Cost $253,125)(1)                      252,500
                                                                 -------------------

WIRELESS COMMUNICATIONS--16.3%

                  250,000   Metrocall, Inc., 10.375%, 10/1/07          254,375

                  250,000   Metrocall, Inc., 9.75%, 11/1/07
                                (Acquired 10/16/97,
                                Cost $250,000)(1)                      248,125

                  250,000   Microcell Telecommunications Inc.,
                                10.22%, 6/1/06(2)                      165,625

                  500,000   NEXTEL Communications, Inc.,
                                8.47%, 8/15/04(2)                      425,000

                  500,000   Telesystem International Wireless
                              Inc., 10.56%, 11/1/07
                               (Acquired 10/22/97,
                                Cost $299,575)(1)(2)                   271,250

                  500,000   Western Wireless Corp., 10.50%,
                                2/1/07                                 537,500
                                                                 -------------------

                                                                     1,901,875
                                                                 -------------------

TOTAL CORPORATE BONDS--94.5%                                        11,050,900
                                                                 -------------------
   (Cost $11,162,572)

TEMPORARY CASH INVESTMENTS

       Repurchase Agreement, Goldman Sachs & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.65%, dated 10/31/97,
              due 11/3/97 (Delivery value $545,257)                    545,000

       Repurchase Agreement, Morgan Stanley Group
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.60%, dated 10/31/97,
              due 11/3/97 (Delivery value $100,047)                    100,000
                                                                 -------------------

TOTAL TEMPORARY CASH
INVESTMENTS--5.5%                                                      645,000
                                                                 -------------------
   (Cost $645,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $11,695,900
                                                                 ===================
   (Cost $11,807,572)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1997, was $4,261,875, which represented 38.5% of net assets. None of these securities are considered to be illiquid.

(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                       STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS

Investment securities, at value
  (identified cost of $11,807,572)
   (Note 3) .............................................         $  11,695,900

Cash ....................................................                74,470

Interest receivable .....................................               170,660
                                                                  -------------
                                                                     11,941,030
                                                                  -------------
LIABILITIES

Payable for investments purchased .......................               858,781

Payable for capital shares redeemed .....................                   673

Payable for management fees (Note 2) ....................                 8,215

Dividends payable .......................................                 1,369
                                                                  -------------
                                                                        869,038
                                                                  -------------
Net Assets ..............................................         $  11,071,992
                                                                  =============
CAPITAL SHARES,
$0.01 PAR VALUE

Authorized ..............................................           200,000,000
                                                                  =============
Outstanding .............................................             1,117,810
                                                                  =============
Net Asset Value Per Share ...............................         $        9.91
                                                                  =============
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .................         $  11,183,664

Net unrealized depreciation on
  investments (Note 3) ..................................              (111,672)
                                                                  -------------
                                                                  $  11,071,992
                                                                  =============
See Notes to Financial Statements


10     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                             STATEMENT OF OPERATIONS

SEPTEMBER 30, 1997 (INCEPTION) THROUGH OCTOBER 31, 1997

INVESTMENT INCOME

Income:

Interest ................................................             $  77,934
                                                                      ---------

Expenses (Note 2):

Management fees .........................................                 8,462
                                                                      ---------

Net investment income ...................................                69,472
                                                                      ---------
UNREALIZED LOSS ON
INVESTMENTS (NOTE 3)

Change in net unrealized
depreciation on investments .............................              (111,672)
                                                                      ---------

Net unrealized
loss on investments .....................................              (111,672)
                                                                      ---------

Net Decrease in Net Assets
Resulting from Operations ...............................             $ (42,200)
                                                                      =========

See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       11


                       STATEMENT OF CHANGES IN NET ASSETS

SEPTEMBER 30, 1997 (INCEPTION)  THROUGH OCTOBER 31, 1997


Increase in Net Assets                                                   1997

OPERATIONS

Net investment income ...................................          $     69,472

Change in net unrealized
  depreciation on investments ...........................              (111,672)
                                                                   ------------
Net decrease in net assets
  resulting from operations .............................               (42,200)
                                                                   ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ..............................               (69,472)
                                                                   ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...............................            11,671,040

Proceeds from reinvestment
  of distributions ......................................                65,996

Payments for shares redeemed ............................              (553,372)
                                                                   ------------
Net increase in net assets
  from capital share transactions .......................            11,183,664
                                                                   ------------
Net increase in net assets ..............................            11,071,992

NET ASSETS

Beginning of period

End of period ...........................................          $ 11,071,992
                                                                   ============
TRANSACTIONS IN
SHARES OF THE FUND

Sold ....................................................             1,166,684

Issued in reinvestment
  of distributions ......................................                 6,666

Redeemed ................................................               (55,540)
                                                                   ------------
Net increase ............................................             1,117,810
                                                                   ============
See Notes to Financial Statements


12      STATEMENT OF CHANGES IN NET ASSETS     AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham High-Yield Fund (the
Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The Fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of October 31, 1997. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                          NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average closing net assets during the previous month. The annual management fee for the Investor Class and Advisor Class is 0.90% and 0.65%, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the period September 30, 1997 (inception) through October 31, 1997, totaled $11,152,861.

    As of October 31, 1997, accumulated net unrealized depreciation for federal income tax purposes was $111,672, which consisted of unrealized appreciation of $29,107 and unrealized depreciation of $140,779. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                 For a Share Outstanding Throughout the Period Ended October 31

                                                                  Investor
                                                                   Class
                                                                  1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................................           $    10.00
                                                                 ----------
Income From
Investment Operations

  Net Investment Income ..............................                 0.06

  Net Unrealized
  Loss on Investments ................................                (0.09)
                                                                 ----------
Total From
Investment Operations ................................                (0.03)
                                                                 ----------
Distributions

  From Net Investment Income .........................                (0.06)
                                                                 ----------
Net Asset Value, End of Period .......................           $     9.91
                                                                 ==========
  Total Return(2) ....................................                (0.27)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
   Average Net Assets ................................                 0.90%(3)

Ratio of Net Investment Income
  to Average Net Assets ..............................                 7.39%(3)

Portfolio Turnover Rate ..............................                 --

Net Assets, End
of Period (in thousands) .............................           $   11,072

----------
(1) September 30, 1997 (inception) through October 31, 1997.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(3) Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       15


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

American Century Mutual Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Benham High Yield Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1997, and the related statements of operations and changes in net assets for the period September 30, 1997 (commencement of operations) through October 31, 1997, and the financial highlights for the period September 30, 1997 (commencement of operations) through October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century - Benham High Yield Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 26, 1997


 16     INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                         RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       17


                                      NOTES


18      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                      NOTES


ANNUAL REPORT                                                 NOTES       19


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate-term bonds.

    Lower-rated bonds may be subject to greater default risk, liquidity risk and price volatility.

COMPARATIVE INDICES

    The index listed below is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER CATEGORY

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. The Lipper category for High-Yield is:

    HIGH CURRENT YIELD FUNDS--funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Manager                          Theresa Fennell
  Credit Research Manager                    Greg Afiesh
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20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are tyically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

CREDIT RATING GUIDELINES

    Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

    Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund invests in securities that are below investment grade, including those with the following credit ratings:

    BB--securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

    B--securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

    CCC--securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

    It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


ANNUAL REPORT                                              GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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